EXHIBIT 2.1

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF MICHIGAN
SOUTHERN DIVISION

In re:                                                                                                                                                                                                                  Chapter 11

CAPITOL BANCORP LTD., et. al.,1                                                                                                                              Case No. 12-58409
     (Jointly Administered)

Debtor.                                                                                                                                   Hon.  Marci B. McIvor
___________________________________________/

AMENDED JOINT LIQUIDATING
PLAN OF CAPITOL BANCORP LTD.
AND FINANCIAL COMMERCE CORPORATION

Prepared by:

HONIGMAN MILLER SCHWARTZ AND COHN LLP
Phillip D. Torrence (P60452)
E. Todd Sable (P54956)
Joseph R. Sgroi (P68666)
Lawrence A. Lichtman (P35403)
660 Woodward Avenue
 2290 First National Building
Detroit, MI 48226
Telephone:  (313) 465-7000

Counsel for CAPITOL BANCORP LTD.
and FINANCIAL COMMERCE CORPORATION

1 The Debtors in these jointly administered cases are Capitol Bancorp Ltd. (Case No. 12-58409) and Financial Commerce Corporation (Case No. 12-58406).

TABLE OF CONTENTS

AMENDED JOINT LIQUIDATING PLAN OF CAPITOL BANCORP LTD. AND FINANCIAL COMMERCE CORPORATION.........  a
INTRODUCTION..........1
ARTICLE I. DEFINITIONS, RULES OF INTERPRETATION, AND COMPUTATION OF TIME..........1
A.	SCOPE OF DEFINITIONS; RULES OF CONSTRUCTION..........1
B.	DEFINITIONS.........1
C.	RULES OF INTERPRETATION..........11
D.	COMPUTATION OF TIME..........12
ARTICLE II. IDENTIFICATION AND TREATMENT OF UNCLASSIFIED CLAIMS..........12
A.	ADMINISTRATIVE CLAIMS OTHER THAN FEE CLAIMS..........12
B.	FEE CLAIMS..........13
C.	PRIORITY TAX CLAIMS..........13
D.	FULL SETTLEMENT..........14
ARTICLE III. CLASSIFICATION AND TREATMENT OF CLAIMS AND EQUITY SECURITY INTERESTS..........14
A.	INTRODUCTION..........14
B.	SUMMARY OF CLASSES, VOTING RIGHTS, TREATMENT AND ESTIMATED RECOVERY FOR CAPITOL..........14
C.	SUMMARY OF CLASSES, VOTING RIGHTS, TREATMENT AND ESTIMATED RECOVERY FOR FCC..........15
D.	CLASSIFIED CLAIMS AND EQUITY SECURITY INTERESTS FOR CAPITOL..........16
E.	CLASSIFIED CLAIMS AND EQUITY SECURITY INTERESTS FOR FCC..........17
ARTICLE IV. ACCEPTANCE OR REJECTION OF THE PLAN..........18
A.	ACCEPTANCE OR REJECTION OF THE PLAN..........18
B.	ACCEPTANCE BY IMPAIRED CLASSES..........18
C.	CRAMDOWN CONFIRMATION PURSUANT TO SECTIONS 1129(A)(10) AND 1129(B) OF THE BANKRUPTCY CODE..........18
D.	CONTROVERSY REGARDING IMPAIRMENT..........19
ARTICLE V. MEANS FOR IMPLEMENTATION OF THE PLAN..........19
A.	OVERVIEW OF PLAN..........19
B.	SALE PROCESS..........19

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C.	TOGGLE OPTION TO REORGANIZATION..........22
D.	ALTERNATIVE RESOLUTION..........23
E.	SECURITIES ISSUES..........24
F.	CONTINUED CORPORATE EXISTENCE.........24
G.	AMENDED CERTIFICATES OF INCORPORATION AND BY-LAWS.........25
H.	ADMINISTRATION OF THE PLAN.........25
I.	CERTAIN REGULATORY ACTIONS.........25
J.	ISSUANCE OF NEW CAPITOL BANCORP STOCK.........25
K.	DIRECTORS AND OFFICERS.........26
L.	REVESTING OF ASSETS.........26
M.	PRESERVATION OF CAUSES OF ACTION.........26
N.	EXEMPTION FROM CERTAIN TRANSFER TAXES..........27
O.	EFFECTUATING DOCUMENTS; FURTHER TRANSACTIONS.........27
P.	PROFESSIONAL FEE RESERVE.........27
Q.	PROFESSIONAL FEE RESERVE AMOUNT.........27
R.	RETENTION OF PROFESSIONALS BY THE REORGANIZED DEBTORS.........28
S.	SECTION 1145 EXEMPTION.........29
T.	CANCELLATION OF SECURITIES AND AGREEMENTS..........29
U.	CANCELLATION OF EXISTING RIGHTS TO ACQUIRE EQUITY SECURITIES.........29
V.	OTHER ACCOUNTS........30
W.	CLOSING OF THE CHAPTER 11 CASES........30
ARTICLE VI. PROVISIONS GOVERNING DISTRIBUTIONS........31
A.	DELIVERY OF DISTRIBUTIONS; UNDELIVERABLE OR UNCLAIMED DISTRIBUTIONS.........31
B.	MINIMUM DISTRIBUTIONS........32
C.	WITHHOLDING AND REPORTING REQUIREMENTS........32
D.	SETOFFS AND RECOUPMENT.........33
ARTICLE VII. PROCEDURES FOR TREATING DISPUTED CLAIMS AND EQUITY SECURITY INTERESTS........33
A.	CLAIMS AND EQUITY SECURITY INTERESTS BAR DATE........33
B.	DISPUTED CLAIMS AND EQUITY SECURITY INTERESTS PROCESS........33
C.	DISTRIBUTIONS PENDING ALLOWANCE........34
D.	DISTRIBUTIONS AFTER ALLOWANCE........34
ARTICLE VIII. TREATMENT OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES........34
A.	ASSUMED CONTRACTS AND LEASES........34
B.	PAYMENTS RELATED TO ASSUMPTION OF CONTRACTS AND LEASES........35
C.	BAR TO REJECTION DAMAGES CLAIMS........35
D.	OBJECTIONS TO REJECTION DAMAGES CLAIMS.........35
E.	COMPENSATION, BENEFIT, AND PENSION PROGRAMS........36
F.	INSURANCE POLICIES........36

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G.	TREATMENT OF CHANGE OF CONTROL PROVISIONS........36
ARTICLE IX. CONDITIONS PRECEDENT TO THE PLAN'S CONFIRMATION  AND EFFECTIVE DATE........36
A.	CONDITIONS TO CONFIRMATION........36
B.	CONDITIONS TO EFFECTIVE DATE........36
C.	WAIVER OF CONDITIONS........37
D.	OCCURRENCE OF THE EFFECTIVE DATE........37

A.	BINDING EFFECT..........39
B.	DISCHARGE OF THE DEBTORS........39
C.	INJUNCTION........40
D.	EXCULPATION AND LIMITATION OF LIABILITY........40
E.	RELEASES AND INDEMNIFICATION BY DEBTORS........41
F.	THIRD PARTY RELEASES........42
ARTICLE XIII. MISCELLANEOUS PROVISIONS........42
A.	ALLOCATION OF PLAN DISTRIBUTIONS BETWEEN PRINCIPAL AND INTEREST........42
B.	PAYMENT OF STATUTORY FEES........42
C.	ADMINISTRATIVE EXPENSES INCURRED AFTER THE CONFIRMATION DATE........43
D.	SECTION 1125(E) OF THE BANKRUPTCY CODE........43
E.	RELEASE OF LIENS........43
F.	DISSOLUTION OF THE COMMITTEE........43
G.	SEVERABILITY OF PLAN PROVISIONS........43
H.	SUCCESSORS AND ASSIGNS........44
I.	TERM OF INJUNCTIONS OR STAYS........44
J.	NOTICES TO DEBTORS.........44
K.	GOVERNING LAW.........45
L.	NO STAY OF CONFIRMATION ORDER........45
M.	WIND DOWN BUDGET........45
N.	PAYMENT OF CERTAIN FEES AND EXPENSES........46

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INTRODUCTION
CAPITOL BANCORP LTD. ("Capitol") and FINANCIAL COMMERCE CORPORATION ("FCC" and together with Capitol, collectively, the "Debtors") propose this Amended Joint Liquidating Plan of Capitol Bancorp Ltd. and Financial Commerce Corporation (the "Plan") for the resolution of outstanding Claims against and Equity Security Interests in the Debtors.  This Plan supersedes the Amended and Restated Prepackaged Joint Plan of Reorganization of Capitol Bancorp Ltd. and Financial Commerce Corporation [Docket No. 12] and the Joint Liquidating Plan of Capitol Bancorp Ltd. and Financial Commerce Corporation [Docket No. 424] (the "Former Plans"), and the Former Plans are hereby withdrawn by the Debtors.  The Debtors' Amended Disclosure Statement Related to a Joint Liquidating Plan (the "Disclosure Statement"), distributed with this Plan, contains a discussion of the Debtors' history, businesses and properties and a summary of this Plan.  The Debtors are the proponents of the Plan within the meaning of section 1129 of the Bankruptcy Code.  The Debtors urge all Holders of Impaired Claims and Equity Security Interests to review the Disclosure Statement and Plan in full.
ARTICLE I.

DEFINITIONS, RULES OF INTERPRETATION,
 AND COMPUTATION OF TIME
A.	SCOPE OF DEFINITIONS; RULES OF CONSTRUCTION.
Except as expressly provided or unless the context otherwise requires, capitalized terms not otherwise defined in this Plan shall have the meanings ascribed to them in this Article I.  Any term used in the Plan that is not defined herein, but is defined in the Bankruptcy Code or the Bankruptcy Rules, shall have the meaning ascribed to it therein.  Where the context requires, any definition applies to the plural as well as the singular number.
B.	DEFINITIONS.
1.1
"Accrued Professional Compensation" means, at any given moment, all accrued fees and expenses for services rendered by a Professional through and including the Confirmation Date, to the extent such fees and expenses have not been paid pursuant to an Interim Compensation Order or other order of the Court and regardless of whether a fee application has been filed for such fees and expenses.  To the extent the Court or any higher court denies or reduces by a Final Order any amount of a Professional's fees or expenses, then the amount by which such fees or expenses are reduced or denied shall no longer constitute Accrued Professional Compensation.

1.2
"Administrative Claim" means a Claim for payment of an administrative expense of a kind specified in section 503(b) or 1114(e)(2) of the Bankruptcy Code and entitled to priority under section 507(a)(1) of the Bankruptcy Code, including (a) actual, necessary costs and expenses of preserving the Debtors' Estates and operating their businesses, including wages, salaries, or commissions for services rendered, (b) all compensation and reimbursement of expenses to the extent Allowed by the Court under sections 330, 331 or

503 of the Bankruptcy Code, and (c) fees or charges assessed against the Debtors' Estates under chapter 123 of Title 28, United States Code.
1.3	"Administrative Creditor" means any Holder of an Allowed Administrative Claim.
1.4
"Allowed" means, with respect to a Claim or an Equity Security Interest, (a) any Claim against or Equity Security Interest in the Debtors, proof of which is timely filed, or by order of the Court is not or will not be required to be filed, (b) any Claim or Equity Security Interest that has been or is hereafter listed in the Schedules as neither disputed, contingent or unliquidated, and for which no timely filed proof of claim or interest has been filed, or (c) any Claim or Equity Security Interest allowed pursuant to the Plan; provided, however, that with respect to any Claim or Equity Security Interest described in clauses (a) or (b) above, such Claim or Equity Security Interest shall be allowed only if (i) no objection to allowance thereof has been interposed within the applicable period of time fixed by this Plan, the Bankruptcy Code, the Bankruptcy Rules or the Court or (ii) such an objection is so interposed and such Claim or Equity Security Interest shall have been allowed by a Final Order (but only if such allowance was not solely for the purpose of voting to accept or reject the Plan).  Unless otherwise specified in the Plan or in a Final Order of the Court allowing such claim, "Allowed" in reference to a Claim shall not include (a) interest on the amount of such Claim accruing from and after the Petition Date, (b) punitive or exemplary damages or (c) any fine, penalty or forfeiture.

1.5
"Applicable Banking Laws" means any and all laws of the United States and of any state applicable to the Debtors and their subsidiaries governing the organization, operation, business, insurance of deposits, merger, acquisition, control, reorganization, dissolution or liquidation of commercial banks, including without limitation, the FDIA, the BHCA, and in each case includes all regulations thereunder and any laws or regulations successor thereto.

1.6
"Ballot" means the ballots accompanying the Disclosure Statement upon which certain Holders of Impaired Claims and Equity Security Interests entitled to vote shall, among other things, indicate their acceptance or rejection of the Plan in accordance with the Plan and the procedures governing the solicitation process, and which must be actually received on or before the Voting Deadline.

1.7
"Bank Regulators" means any federal or state agency, department, board or office having supervisory authority over any aspect of the business of banking or the enforcement of the Applicable Banking Laws, including, without limitation, the FDIC, the Reserve Board, the OCC, and the applicable state banking authorities.

1.8
"Bankruptcy Code" means the Bankruptcy Reform Act of 1978, as codified in Title 11 of the United States Code (11 U.S.C. §§101, et seq.), as in effect as of the Petition Date or thereafter amended to the extent such amendments are applicable to the Chapter 11 Cases.

1.9	"Bankruptcy Rules" means the Federal Rules of Bankruptcy Procedure, as promulgated by the Supreme Court of the United States that became effective on August 1,

1991, and any amendments thereto, and the Federal Rules of Civil Procedure, as amended, and as made applicable to the Chapter 11 Cases or proceedings therein.  To the extent applicable, Bankruptcy Rules also refers to the Local Rules of the U.S. District Court for the Eastern District of Michigan, as amended and as applicable to the Chapter 11 Cases, and the Local Bankruptcy Rules for the Eastern District of Michigan, as amended.
1.10
"Bar Date" means, (i) for all Claims, including Claims of Equity Security Interests, but excluding Claims of Governmental Units, October 15, 2012, at 5:00 p.m. EST, and (ii) for all Claims of Governmental Units, November 14, 2012, at 5:00 p.m. EST.

1.11	"BHCA" means the Bank Holding Company Act of 1956, as amended.
1.12	"Blue Sky Law" means the applicable securities laws of any state and regulations thereunder.
1.13	"Business Day" means any day, other than a Saturday, Sunday or "Legal Holiday," as that term is defined in Bankruptcy Rule 9006(a).
1.14	"Capitol" or "Capitol Bancorp" means Debtor Capitol Bancorp Ltd.
1.15	"Cash" means legal tender of the United States of America or the equivalent thereof, including bank deposits and checks.
1.16
"Causes of Action" means, without limitation, any and all claims, actions, adversary proceedings, causes of action (including those arising under state law and those arising under Chapter 5 of the Bankruptcy Code), liabilities, obligations, rights, suits, debts, sums of money, damages, judgments and demands whatsoever, whether pending or not pending, known or unknown, disputed or undisputed, legal or equitable, absolute or contingent.

1.17	"Chapter 11 Cases" means the Chapter 11 cases of the Debtors.
1.18
"Charging Lien" means any charging lien or other priority in payment, to extent provided for in an Indenture or Trust Agreement, an Indenture Trustee is entitled to assert against distributions to be made to Holders of Trust Preferred Securities Claims under such Indenture or Trust Agreement for payment of Indenture Trustees Claims.

1.19	"Claim" means a claim, as defined in section 101(5) of the Bankruptcy Code, against either of the Debtors.
1.20
"Class" means a category of Holders of Claims or Equity Security Interests as described in Article III of this Plan, which are substantially similar in accordance with section 1122 of the Bankruptcy Code.

1.21
"Committee" means the Official Committee of Unsecured Creditors (and any and all subcommittees thereof) appointed in the Chapter 11 Cases, on August 29, 2012, pursuant to section 1102 of the Bankruptcy Code.

1.22
"Company's Common Stock" means the shares of common stock issued by Capitol Bancorp, par value $0.01 per share, and any warrants, options or other rights to purchase, acquire or receive any Company's Common Stock.

1.23	"Company's Series A Preferred Stock" means Capitol Bancorp's Series A Noncumulative Perpetual Preferred Stock.
1.24	"Confirmation" means the entry by the Court of the Confirmation Order.
1.25
"Confirmation Date" means the date upon which the clerk of the Court shall enter the Confirmation Order on the docket of the Chapter 11 Cases, within the meaning of Bankruptcy Rules 5003 and 9021, and the Confirmation Order becomes a Final Order in accordance with the provisions of Chapter 11 of the Bankruptcy Code.

1.26	"Confirmation Hearing" means the hearing to consider confirmation of the Plan under section 1128 of the Bankruptcy Code, as such hearing may be adjourned or continued from time to time.
1.27	"Confirmation Order" means the order of the Court confirming this Plan pursuant to section 1129 of the Bankruptcy Code.
1.28	"Court" means the United States Bankruptcy Court for the Eastern District of Michigan, Southern Division, and any other court with jurisdiction over the Chapter 11 Cases.
1.29	"Creditor" has the meaning ascribed to such term in section 101(10) of the Bankruptcy Code.
1.30
"Cure" means the payment of Cash by the Debtors, or the distribution of other property (as the parties may agree or the Court may order), as necessary to cure defaults under an Executory Contract or Unexpired Lease of either of the Debtors that permits such Debtor to assume that contract or lease under section 365(a) of the Bankruptcy Code.

1.31	"D&O Liability Insurance Policies" means all insurance policies for directors', managers', and officers' liability maintained by either of the Debtors as of the Petition Date.
1.32	"Debentures" mean, the Debentures issued by Capitol.
1.33	"Debtors" means, collectively, Financial Commerce Corporation and Capitol Bancorp Ltd., as Debtors and Debtors-in-possession under sections 1107 and 1108 of the Bankruptcy Code.
1.34	"Declarations" means collectively, indenture agreements into which Capitol entered related to Trust Preferred Securities.
1.35	"Disbursing Agent" means Reorganized Capitol Bancorp, or any Person chosen by Reorganized Capitol Bancorp to make or facilitate distributions pursuant to the Plan.

1.36
"Disclosure Statement" means the Amended Disclosure Statement Related to a Joint Liquidating Plan that relates to the Plan, as amended, supplemented or modified from time to time and that is prepared and distributed in accordance with section 1125 of the Bankruptcy Code and Fed. R. Bankr. P. 3018.

1.37
"Disputed" when used in reference to a Claim or Equity Security Interest, any Claim or Equity Security Interest as to which the Debtors or any other party-in-interest has filed with the Court an objection or commenced an adversary proceeding in accordance with the Bankruptcy Code, Bankruptcy Rules and the Plan, which objection has not been determined by a Final Order, and, therefore, is not Allowed.

1.38
"Effective Date" means the first Business Day (i) on which all conditions to the Plan's confirmation and effectiveness of the Plan in Article IX of the Plan have been satisfied or waived and (ii) on which the Plan is consummated.

1.39	"Entity" has the meaning set forth in section 101(15) of the Bankruptcy Code.
1.40	"Equity Investor" means a Person or Entity that is to receive Equity Security in either or both of the Reorganized Debtors in the event of a Reorganization.
1.41	"Equity Security" has the meaning set forth in section 101(16) of the Bankruptcy Code.
1.42	"Equity Security Interest" means any Equity Security of either of the Debtors existing immediately prior to the Effective Date.
1.43	"Estates" means the estates of the Debtors in the Chapter 11 Cases created under sections 301 and 541 of the Bankruptcy Code.
1.44	"Executory Contract" means a contract to which either of the Debtors is a party that is subject to assumption or rejection under section 365 of the Bankruptcy Code.
1.45	"FDIA" means the Federal Deposit Insurance Act of 1950, as amended.
1.46	"FDIC" means the Federal Deposit Insurance Corporation.
1.47	"Fee Claim" means a Claim for Accrued Professional Compensation or post-Confirmation Professional compensation.
1.48
"Final Order" means an order of the Court as to which the time to appeal, petition for certiorari, or move for reargument or rehearing has expired and as to which no appeal, petition for certiorari, or other proceedings for reargument or rehearing shall then be pending or as to which any right to appeal, petition for certiorari, reargue, or rehear shall have been waived in writing, or, in the event that an appeal, writ of certiorari, or reargument or rehearing thereof has been sought, such order of the Court shall have been determined by the highest court to which such order was appealed, or certiorari, reargument or rehearing shall have been denied and the time to take any further appeal, petition for certiorari or move for reargument or rehearing shall have expired; provided, however, that the possibility that a motion under Rule 60 of the Federal Rules of Civil Procedure, or any analogous rule under the Bankruptcy Rules, may be filed with respect to such order shall not cause such order not to be a Final Order.
1.49	"Financial Commerce Corporation" or "FCC" means Financial Commerce Corporation, formerly known as Michigan Commerce Bank Limited.
1.50	"Governmental Unit" means a governmental unit as such term is defined in section 101(27) of the Bankruptcy Code.
1.51	"General Unsecured Claim" means a Claim that is not an Administrative Claim, Senior Note Claim, Trust Preferred Securities Claim, Other Priority Claim, Priority Tax Claim or Secured Claim.
1.52	"General Unsecured Creditor" means any Creditor holding an Allowed General Unsecured Claim.
1.53	"Guarantee Agreements" means, collectively, guarantee agreements relating to Trust Preferred Securities.
1.54	"Holder" means any Person or Entity holding a Claim or an Equity Security Interest.
1.55	"Impaired" refers to any Claim or Equity Security Interest that is impaired within the meaning of section 1124 of the Bankruptcy Code.
1.56
"Indemnification Obligation" means an obligation of either of the Debtors under an Executory Contract, a corporate or other document, a post-Petition Date agreement, through the Plan, or otherwise to indemnify directors, officers, or employees of such Debtor who served in such capacity at any time, with respect to or based upon any act or omission taken or omitted in any of such capacities, or for or on behalf of such Debtor or its affiliates, pursuant to and to the maximum extent provided by such Debtor's articles of incorporation, bylaws, similar corporate documents, and applicable law, as in effect as of the Effective Date.

1.57	"Indentures" means, collectively, indenture agreements into which Capitol entered related to Trust Preferred Securities.
1.58
"Indenture Trustees" means (i) The Bank of New York Mellon Trust Company, N.A., (ii) U.S. Bank National Association, (iii) Wilmington Trust Company, and (iv) Manufacturers and Traders Trust Company, in each case in their capacities as trustees under the Indentures and Trust Agreements.

1.59
"Indenture Trustees Claims" means any fees, costs, expenses, disbursements and advances incurred or made by the Indenture Trustees pursuant to the Indentures and Trust Agreements including, without limitation, (a) any reasonable fees, costs, expenses and disbursements incurred by the Indenture Trustees and any of their attorneys, advisors (including, without limitation, financial advisors), agents and other professionals, in each case, whether prior to or on and after the Petition Date, or on or after the Effective Date, and (b) any fees, costs or expenses for services performed by the Indenture Trustees in connection with distributions made to the Holder of Trust Preferred Securities Claims pursuant to this Plan, in each case, whether on or after the Petition Date, or on or after the Effective Date.
1.60	"Insider" has the meaning set forth in section 101(31) of the Bankruptcy Code.
1.61
"Interim Compensation Order" means an order of the Court allowing Professionals to seek interim compensation in accordance with the procedures approved therein, as the same may be modified by a Court order approving the retention of a specific Professional or otherwise.

1.62	"IRS" means the United States Internal Revenue Service.
1.63	"Lien" has the meaning set forth in section 101(37) of the Bankruptcy Code.
1.64	"Liquidating Trust" means the liquidating trust provided for at Article V. D of this Plan, as the same may be amended from time to time.
1.65	"Liquidation Trustee" means the trustee, and any successor trustee, of the Liquidating Trust.
1.66	"Marketing Period" has the meaning set forth at Article V. B(ii) of this Plan.
1.67	"Minimum Overbid" has the meaning set forth at Article V. B(iii) of this Plan.
1.68	"New Capitol Bancorp Stock" means any equity interest in Reorganized Capitol Bancorp issued in connection with the Reorganization.
1.69
 "Objection Deadline" means, for all Claims or Equity Security Interests, 180 days after the Effective Date. The Objection Deadline may be extended by the Court upon a showing of good cause for such extension.

1.70	"OCC" means the United States Office of the Comptroller of the Currency.
1.71
"Other Priority Claim" means a Claim entitled to priority under section 507(a) of the Bankruptcy Code, other than a Priority Tax Claim or an Administrative Claim, and any Secured Claim which would otherwise meet the description of an unsecured priority claim of a governmental unit under section 507(a)(8) of the Bankruptcy Code but for the secured status of that Claim.

1.72	"Person" has the meaning set forth in section 101(41) of the Bankruptcy Code.
1.73	"Petition Date" means August 9, 2012, being the date on which the Debtors filed their Voluntary Petitions for relief commencing the Chapter 11 Cases in accordance with the Bankruptcy Code.

1.74	"Plan" means this Joint Liquidating Plan of Capitol Bancorp Ltd. and Financial Commerce Corporation, as it may be altered, amended, supplemented or modified by the Debtors from time to time.
1.75
"Plan Expenses" means all actual and necessary costs and expenses incurred in connection with the administration of the Plan, and, to the extent authorized by the Plan, and any Professionals retained by the post-Confirmation Debtors.

1.76	"Plan Supplement" means additional information which may be provided to Holders on or before Confirmation, in one or more packages. More than one Plan Supplement may be filed, on more than one date.
1.77	"Priority Creditor" means any Holder of an Allowed Other Priority Claim.
1.78	"Priority Tax Claim" means a Claim that is entitled to priority under section 507(a)(8) of the Bankruptcy Code.
1.79	"Priority Tax Creditor" means any Holder of an Allowed Priority Tax Claim.
1.80	"Priority Tax Claim" means any Claim of a Governmental Unit of the kind specified in sections 502(i) and 507(a)(8) of the Bankruptcy Code.
1.81	"Private Trust Preferred Securities" means any Trust Preferred Securities other than the Public Trust Preferred Securities.
1.82
"pro rata" means, at any time, the proportion that the face amount of a Claim or Interest in a particular Class bears to the aggregate face amount of all Claims or Interests in that Class, unless the Plan provides otherwise.

1.83
"Professional" means any professional person employed in the Chapter 11 Cases pursuant to Bankruptcy Code section 327 or 1103 or any professional or other entity seeking compensation or reimbursement of expenses in connection with the Chapter 11 Cases pursuant to Bankruptcy Code section 503(b)(4) or any attorney, accountant, appraiser, or broker engaged by the post-Confirmation Debtors for purposes of helping the Debtors administer the Plan.

1.84
"Professional Fee Escrow Account" means an interest-bearing account in an amount equal to the Professional Fee Reserve Amount funded and maintained by the Debtors on and after the Confirmation Date solely for the purpose of paying all Allowed and unpaid Fee Claims arising subsequent to the Confirmation Date and related to the Sale Process and/or the Reorganization.

1.85	"Professional Fee Reserve Amount" has the meaning set forth at Article V. Q of the Plan.
1.86	"Proof of Claim" means a Proof of Claim filed against either of the Debtors in the Chapter 11 Cases.

1.87	"Proof of Interest" means a Proof of an Equity Security Interest filed against either of the Debtors in the Chapter 11 Cases.
1.88	"Public Trust Preferred Securities" means the Trust Preferred Securities issued by Capitol Trust I and Capitol Trust XII.
1.89	"Qualified Bid" has the meaning set forth at Article V. B(iii) of this Plan.
1.90	"Qualified Bidder" has the meaning set forth at Article V. B(iii) of this Plan.
1.91	"Reorganization" means the possible reorganization of either or both of the Debtors, pursuant to the Toggle Option, as provided at Article V. A and V. C of this Plan.
1.92	"Reorganized Capitol Bancorp" means Capitol Bancorp, or any successor thereto, by merger, consolidation or otherwise, on and after the Effective Date.
1.93	"Reorganized Debtors" means, collectively, Reorganized Capitol Bancorp and Reorganized FCC.
1.94	"Reorganized FCC" means FCC, or any successor thereto, by merger, consolidation or otherwise, on and after the Effective Date.
1.95	"Reserve Board" means the Board of Governors of the Federal Reserve System.
1.96	"Sale Deadline" has the meaning set forth at Article V. B(ii) of this Plan.
1.97	"Sale Procedures" means the sale and bidding procedures referenced at Article V. B of this Plan, as approved by the Court, as the same may be amended from time to time.
1.98
"Sale Process" means the competitive sale process for the sale and disposition of the Debtors' remaining non-debtor subsidiary banks, as provided at Article V. A and V. B of this Plan, as approved by the Court, as the same may be amended from time to time.

1.99
"Schedules" means the schedules of assets and liabilities, the list of Holders of Equity Security Interests, and the statement of financial affairs filed by the Debtors under section 521 of the Bankruptcy Code and Bankruptcy Rule 1007, as such schedules, lists and statements have been, or may be, supplemented, amended or modified through the Confirmation Date.

1.100	"SEC" means the United States Securities and Exchange Commission.
1.101
"Secured Claim" means a Claim that is secured by a Lien on property in which the Estates have an interest or that is subject to setoff under section 553 of the Bankruptcy Code, but only to the extent of the value of the Creditor's interest in the Estates' interest in such property or to the extent of the amount subject to setoff, as applicable, as of the Petition Date, as determined pursuant to section 506(a) of the Bankruptcy Code, and only if, and to the extent that, such Secured Claim is Allowed.

1.102	"Secured Creditor" means any Holder of an Allowed Secured Claim.
1.103	"Security" or "Securities" has the meaning set forth section 2(a)(1) of the Securities Act, section 101(49) of the Bankruptcy Code, and applicable Blue Sky Law.
1.104	"Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.
1.105	"Senior Notes" means the promissory notes issued pursuant to that certain 2008 Note Purchase Agreement by and between Capitol and the purchasers set forth therein.
1.106	"Senior Note Claims" mean those Claims of the respective Holders of the Senior Notes.
1.107	"Solicitation" means the Debtors' solicitation of the votes of Holders of Impaired Claims and Equity Security Interests.
1.108
"Solicitation Package" means the materials contained in the written Solicitation including the Ballot, Voting Instructions, a pre-addressed postage paid envelope, and the Disclosure Statement with all Exhibits, including the Plan.

1.109	"Tax Code" means the United States Internal Revenue Code of 1986, as amended.
1.110	"Toggle Option" has the meaning set forth at Article V. C of the Plan.
1.111	"Trust Preferred Securities" means the trust preferred securities issued by the Trusts.
1.112
"Trust Preferred Securities Claims" means those Claims of the respective beneficial owners of the Trust Preferred Securities issued by the Trusts in each case equal in amount to the pro rata stated liquidation amount of the Trust Preferred Securities held by a beneficial owner thereof plus accrued and unpaid interest thereon, or for an identical amount of principal and accrued unpaid interest on a pro rata portion of the Debentures in the event and at such time as such pro-rata portion is distributed to such beneficial owner upon dissolution of the Trusts under the terms of the applicable Trust Documents.

1.113
"Trusts" means, collectively, those certain 8.50% Cumulative Trust Preferred Securities due 2027 issued by Capitol Trust I, those certain Cumulative Trust Preferred Securities of Capitol Trust II, those certain Floating Rate Capital Securities of Capitol Statutory Trust III, those certain Trust Preferred Securities of Capitol Bancorp Capital Trust 4, those certain Trust Preferred Securities of Capitol Trust VI, those certain Trust Preferred Securities of Capitol Trust VII, those certain Floating Rate Capital Securities of Capitol Statutory  Trust  VIII, those certain MMCAPS of Capitol Trust IX, those certain Trust Preferred Securities of Capitol Bancorp Trust X, Trust Preferred Securities of Capitol Trust XI, and those certain 10.50% Cumulative Trust Preferred Securities issued by Capitol Trust XII.

1.114
 "Trust Agreements" means, collectively, respect to each Trust, the Amended and Restated Declaration of Trust, the Indenture (or equivalent document with respect to any Trust), and the Guarantee Agreement executed by Capitol, in each case, if applicable, as amended or restated.

1.115
"Trust Documents" means the Trust Agreements, the Indentures, the Guarantee Agreements, any related Declarations and all ancillary documents relating to the Trusts and the issuance of the Trust Preferred Securities and the Debentures.

1.116	"Unexpired Lease" means a lease to which either of the Debtors is a party that is subject to assumption or rejection under section 365 of the Bankruptcy Code.
1.117	"Unimpaired" means, with respect to any Claim or Equity Security Interest, that such Claim or Equity Security Interest is not Impaired within the meaning of section 1124 of the Bankruptcy Code.
1.118	"Unsecured Creditors" means Holders of Allowed Senior Note Claims, Trust Preferred Securities Claims, and General Unsecured Claims (including Intercompany Claims).
1.119
"Voting Deadline" means the final date and time by which the Ballot of a Holder of a Claim or Equity Security Interest to accept or reject the Plan must be received, as established by the Court upon approval of the Disclosure Statement.

1.120	"Voting Instructions" means the instructions attached to each Ballot and set forth in the Disclosure Statement.
1.121	"Voting Record Date" means the date for determining Holders of Claims and Equity Security Interests entitled to vote on the Plan, as established by the Court upon approval of the Disclosure Statement.
1.122	"Wind Down" has the meaning set forth at Article XIII.M of this Plan.
1.123	"Wind Down Budget" has the meaning set forth at Article XIII.M of this Plan.
C.	RULES OF INTERPRETATION
(i)	General
In this Plan (a) any reference to a contract, instrument, release, or other agreement or document as being in a particular form or on particular terms and conditions means the agreement or document substantially in that form or on those terms and conditions, (b) any reference to an existing document or exhibit means that document or exhibit as it may have been or may be amended, modified, or supplemented, (c) unless otherwise specified, all references to Sections, Articles and Schedules, are references to Sections, Articles, and Schedules of or to the Plan, (d) the words "herein" and "hereto" refer to the Plan in its entirety rather than to a particular portion of the Plan, (e) the meaning assigned to each term defined herein shall be equally applicable to both the singular and plural forms of such term, (f) captions and headings to Articles and Sections are for convenience of reference only and are not intended to be a part of or to affect the interpretation of the Plan, and (g) the rules of construction in section 102 of the Bankruptcy Code and in the Bankruptcy Rules shall apply.
(ii)	Conflicts
The Disclosure Statement may be used as an aid for interpretation of this Plan to the extent that any provision of this Plan is determined to be vague or ambiguous.  However, to the extent any statement in the Disclosure Statement conflicts with any provision of this Plan, this Plan controls.
(iii)	Successors
Unless specified herein, any reference to a Person as a Holder of a Claim or Equity Security Interest includes that Person's successors, assigns and affiliates.
(iv)	"Including"
As used in this Plan, "including" means "including without limitation."
(v)	"On"
With reference to any distribution under this Plan, "on" a date means on or as soon as reasonably practicable after that date.
D.	COMPUTATION OF TIME
In computing any period of time prescribed or allowed by the Plan, the provisions of Fed. R. Bankr. P. 9006(a) shall apply.
ARTICLE II.

IDENTIFICATION AND TREATMENT OF UNCLASSIFIED CLAIMS
In accordance with section 1123(a)(1) of the Bankruptcy Code, Administrative Claims and Priority Tax Claims are not classified and are not entitled to vote on the Plan.
A.	ADMINISTRATIVE CLAIMS OTHER THAN FEE CLAIMS
The rights of each Holder of an Allowed Administrative Claim are Unimpaired by the Plan.  Each Holder of an Allowed Administrative Claim shall receive Cash equal to the unpaid portion of its Allowed Administrative Claim on the date on which its Allowed Administrative Claim becomes payable under applicable law or any agreement relating thereto.  Persons asserting the right to payment of an unpaid Administrative Claim arising prior to Confirmation must file and serve on the Debtors and such other Persons who are designated by the Bankruptcy Rules, the Confirmation Order, or other Order of the Court an application for final allowance of such Administrative Claim no later than 45 days after the Effective Date.

B.	FEE CLAIMS
Professionals or other Persons asserting a Fee Claim for services rendered before the Confirmation Date must file and serve on the Debtors and such other Persons who are designated by the Bankruptcy Rules, the Confirmation Order, or other order of the Court, an application for final allowance of such Fee Claim no later than 45 days after the Effective Date.  Objections to any Fee Claim must be filed and served on the Debtors and the requesting party by 30 days after the filing of the applicable request for payment of the Fee Claim.  To the extent necessary, the Plan and the Confirmation Order shall amend and supersede any previously entered order regarding the payment of Fee Claims.
C.               PRIORITY TAX CLAIMS
(i)
The rights of each Priority Tax Creditor are Unimpaired by the Plan.  Each Priority Tax Creditor shall receive Cash equal to the unpaid portion of its Allowed Priority Tax Claim on the date on which its Allowed Priority Tax Claim becomes payable under applicable law or any agreement relating thereto.

(ii)	The Debtors and the Michigan Department of Treasury and the IRS, pursuant to a prior stipulation [Docket No. 246], have agreed to certain language to be included in the Confirmation Order, as follows:
(a)	Provision relating to interest rate on taxes:
Debtors have filed an appeal of their Michigan Business Tax assessment to the Michigan Tax Tribunal.  In the event it is finally determined  that Debtors owe administrative and/or priority tax debt to the State of Michigan, Debtors shall pay interest as determined under applicable non-bankruptcy law, as required by 11 U.S.C. § 511.  The interest rate for the State of Michigan shall be the rate in effect as of the date of Confirmation, and shall accrue commencing on the Effective Date of the Plan.  After the Debtors' liability for Michigan Business Tax, if any, is finally resolved, including all appeals and/or under 11 U.S.C. § 505 , the Debtors shall pay such taxes according to 11 U.S.C. § 1129(a)(9) or whatever payment plans may be agreed to between Debtors and Michigan.
The Joint Committee on Taxation of the U.S. Congress has approved the compromise between Debtors and the IRS relating to Source Years 2008, 2009 and Refund Years 2004, 2005, 2006, 2007.  The Debtors shall pay the liabilities pursuant to 11 U.S.C. § 1129(a)(9) and interest under 11 U.S.C. § 511, unless otherwise agreed between the IRS and the Debtors.
(b)	Provision for Curing or Waiving Defaults:
Upon the failure of the Debtors to make any payments due on a priority or secured tax claim that is not cured within 30 days of a written notice of default by the tax creditor, such tax creditor may exercise all rights and remedies available under non-bankruptcy law for the collection of its entire claim, or seek appropriate relief in this Court.
(c)	Provision Limiting the Scope of Exculpation:
Notwithstanding any provision to the contrary in the Confirmation Order, the Disclosure Statement, the Plan or any Plan document, nothing shall (1) affect the ability of the State of Michigan or the IRS to pursue, to the extent allowed by non-bankruptcy law, any non-debtors for any liabilities that may be related to any tax liabilities owed by the Debtors, or (2) affect the rights of the State of Michigan or the IRS to assert setoff and recoupment, and such rights are expressly preserved.  Moreover, the Debtors agree that they will timely file or cause to be filed all required state tax returns and shall otherwise comply with the provisions of the State of Michigan Tax Code and the Internal Revenue Code.
D.            FULL SETTLEMENT

The treatment provided for in this Article II is in full settlement, release and discharge of all Administrative Claims, existing as of the Effective Date of the Plan.

ARTICLE III.

CLASSIFICATION AND TREATMENT OF CLAIMS AND EQUITY SECURITY INTERESTS
A.	INTRODUCTION
The Plan places all Claims and Equity Security Interests, except unclassified Claims provided for in Article II, in the Classes listed below.  Claims and Equity Security Interests are classified in the Classes set forth in this Article III for all purposes, including voting, Confirmation, and distributions pursuant hereto and pursuant to sections 1122 and 1123(a)(1) of the Bankruptcy Code.  A Claim or Equity Security Interest is placed in a particular Class only to the extent that it falls within the description of that Class and is classified in other Classes to the extent that any portion thereof falls within the description of other Classes.  A Claim or Equity Security Interest is also classified in a particular Class for the purpose of receiving distributions pursuant to the Plan only to the extent that such Claim or Equity Security Interest is an Allowed Claim or Allowed Equity Security Interest in that Class and has not been paid, released or otherwise satisfied prior to the Effective Date.
B.	SUMMARY OF CLASSES, VOTING RIGHTS, TREATMENT AND ESTIMATED RECOVERY FOR CAPITOL
Description of Claims and Equity Security Interests	Status and Voting Rights	Treatment Under the Plan and Estimated Recovery

Class 1 – Senior Note Claims	Impaired. Entitled to vote.
The Debtors are presently unable to estimate a recovery for any of the Classes of Claims and Equity Security Interests of Capitol.  The extent of such recovery, if any, will be dependent on the results of the Sale Process and/or Reorganization.  To the extent the Sale Process and/or Reorganization results in Proceeds or other value, which any Bank Regulators may, to the extent of their authority, have the power to restrict and permit the Debtors to distribute in furtherance of this Plan, such distribution(s), if any, shall be made upon completion of the Sale Process and liquidation of any remaining assets of the Debtors' Estates pursuant to the provisions of the Liquidating Trust (assuming no Reorganization) or forthwith upon the closing effecting the Reorganization, and in the following order of priorities:  (i) pro rata to pay Administrative Creditors; (ii) pro rata to pay Priority Creditors; (iii) pro rata to pay General Unsecured Creditors, Allowed Senior Note Claims and Allowed Trust Preferred Securities Claims; provided, however, that Holders of Allowed Trust Preferred Securities Claims shall be deemed to have contributed any and all pro rata distributions to which they would otherwise be entitled to the payment of Allowed Senior Note Claims until such time, if any, as Holders of Allowed Senior Note Claims have been paid in full.

Class 2 – Trust Preferred Securities Claims	Impaired. Entitled to vote.
Class 3 – Other Priority Claims	Impaired. Entitled to vote.
Class 4 – General Unsecured Claims	Impaired. Entitled to vote.
Class 5 – Capitol's Series A Preferred Stock	Impaired. Deemed to have rejected the Plan.
Class 6 – Capitol's Common Stock	Impaired. Deemed to have rejected the Plan.
Class 7 – Intercompany Claims	Impaired. Entitled to Vote.
C.	SUMMARY OF CLASSES, VOTING RIGHTS, TREATMENT AND ESTIMATED RECOVERY FOR FCC
Description of Claims and Equity Security Interests	Status and Voting Rights	Treatment Under the Plan and Estimated Recovery

Class 1 – Intercompany	Impaired. Entitled to Vote.	The statement in Article III.B above as to estimated recoveries by Holders of Allowed Claims and Equity Security Interests of Capitol also applies to FCC.
.

Class 2 – FCC's Equity Security Interests	Impaired. Entitled to Vote.

D.           CLASSIFIED CLAIMS AND EQUITY SECURITY INTERESTS FOR CAPITOL

(i)	Class 1 – Senior Note Claims
1.	Classification: Class 1 consists of all Senior Note Claims.
2.	Treatment: The Senior Note Claims are Impaired by the Plan.
3.	Voting: Holders of Class 1 Senior Note Claims are entitled to vote to accept or reject the Plan.
(ii)	Class 2 – Trust Preferred Securities Claims
1.	Classification: Class 2 consists of all Trust Preferred Securities Claims.
2.	Treatment: The Trust Preferred Securities Claims are Impaired by the Plan.
3.	Voting: Holders of Class 2 Trust Preferred Securities Claims are entitled to vote to accept or reject the Plan.
(iii)	Class 3 - Other Priority Claims
1.	Classification: Class 3 consists of all Claims entitled to priority under section 507(a) of the Bankruptcy Code other than Priority Tax Claims and Administrative Claims.
2.	Treatment: The rights of each Priority Creditor are Impaired by the Plan.
3.	Voting: Holders of Class 3 Other Priority Claims are entitled to vote to accept or to reject the Plan.
(iv)	Class 4 - General Unsecured Claims
1.
Classification:  Class 4 consists of all Claims that are not Administrative Claims, Senior Note Claims, Trust Preferred Securities Claims, Secured Claims, Impaired Claims, Other Priority Claims, or Priority Tax Claims.

2.	Treatment: The rights of each Holder of an Allowed General Unsecured Claim are Impaired by the Plan.
3.	Voting: Holders of Class 4 General Unsecured Claims are entitled to vote to accept or to reject the Plan.

(v)	Class 5 – Company's Series A Preferred Stock
1.	Classification: Class 5 consists of all Company's Series A Preferred Stock Equity Security Interests in Capitol Bancorp.
2.	Treatment: Company's Series A Preferred Stock Equity Security Interests are Impaired by the Plan.
3.	Voting: Holders of Class 5 Company's Series A Preferred Stock Equity Security Interests shall not be solicited and shall be deemed to have rejected the Plan.
(vi)	Class 6 – Company's Common Stock
1.	Classification: Class 6 consists of all Company's Common Stock Equity Security Interests in Capitol Bancorp.
2.	Treatment: Company's Common Stock Equity Security Interests are Impaired by the Plan.
3.	Voting: Holders of Class 6 Company's Common Stock Equity Security Interests shall not be solicited and shall be deemed to have rejected the Plan.
(vii)	Class 7 – Intercompany Claims
1.	Classification: Class 7 consists of claims that would otherwise be General Unsecured Claims but for the fact that they are owed by Capitol to FCC.
2.	Treatment: Holders of Class 7 Intercompany Claims are Impaired by the Plan.
3.	Voting: Holders of Class 7 Intercompany Claims are entitled to vote to accept or reject the Plan.
E.	CLASSIFIED CLAIMS AND EQUITY SECURITY INTERESTS FOR FCC
(i)	Class 1 – Intercompany Claims
1.	Classification: Class 1 consists of all Intercompany Claims against FCC.
2.	Treatment: Class 1 Intercompany Claims against FCC are Impaired by the Plan.
3.	Voting: Holders of Class 1 Intercompany Claims are entitled to vote to accept or reject the Plan.

(ii)	Class 2 – FCC's Equity Security Interests
1.	Classification: Class 2 consists of the Equity Security Interests in FCC.
2.	Treatment: Class 2 Equity Security Interests in FCC are Impaired by the Plan.
3.	Voting: Holders of Class 2 Equity Security Interests in FCC are entitled to vote to accept or reject the Plan.
ARTICLE IV.

ACCEPTANCE OR REJECTION OF THE PLAN
A.	ACCEPTANCE OR REJECTION OF THE PLAN
(i)
All Capitol and FCC Classes are impaired and entitled to vote to accept or reject the Plan; provided, however, that Capitol Classes 5 and 6 shall be deemed to have rejected the Plan and the votes of members of those Classes shall not be solicited.

B.	ACCEPTANCE BY IMPAIRED CLASSES
(i)
An Impaired Class of Claims shall have accepted the Plan if (a) the Holders of at least two-thirds in amount of the Allowed Claims actually voting in the Class have voted to accept the Plan and (b) the Holders of more than one-half in number of the Allowed Claims actually voting in the Class have voted to accept the Plan, in each case not counting the vote of any Holder designated under section 1126(e) of the Bankruptcy Code.

(ii)
An Impaired Class of Equity Security Interests shall have accepted the Plan if the Holders of at least two-thirds in amount of the Allowed Equity Security Interests actually voting in the Class have voted to accept the Plan, in each case not counting the vote of any Holder designated under section 1126(e) of the Bankruptcy Code.

C.	CRAMDOWN CONFIRMATION PURSUANT TO SECTIONS 1129(A)(10) AND 1129(B) OF THE BANKRUPTCY CODE
Section 1129(a)(10) of the Bankruptcy Code shall be satisfied for purposes of Confirmation by acceptance of the Plan by an Impaired Class of Claims.  If necessary, the Debtors shall seek Confirmation of the Plan pursuant to section 1129(b) of the Bankruptcy Code with respect to any rejecting Class of Claims or Equity Security Interests.  The Debtors reserve the right to modify the Plan to the extent, if any, that Confirmation pursuant to section 1129(b) of the Bankruptcy Code requires modification.

D.	CONTROVERSY REGARDING IMPAIRMENT
If a controversy arises as to whether any Claims or Equity Security Interests, or any Class of Claims or Equity Security Interests, are Impaired, the Court shall, after notice and a hearing, determine such controversy on or before the Confirmation Date.
ARTICLE V.

MEANS FOR IMPLEMENTATION OF THE PLAN
A.	OVERVIEW OF PLAN
As hereinafter provided, from and after the Confirmation Date, the Debtors shall commence a competitive Sale Process to sell and convey each of their remaining non-debtor subsidiary banks, individually or in groups, subject to Applicable Banking Laws and any requisite approvals of the Bank Regulators, and free and clear of Liens, pursuant to sections 363(b) and (f) of the Bankruptcy Code;2 provided, however, that at any time the Debtors may invoke the Toggle Option, whereby the Debtors would cease the Sale Process and effect a Reorganization.
B.	SALE PROCESS
(i)	Sale Procedures
Prior to or contemporaneous with the filing of this Plan, the Debtors have filed a motion for approval of Sale Procedures in furtherance of the Sale Process ("Sale Procedures").  In connection with the Sale Procedures motion, the Debtors have prepared and filed with the Court a proposed purchase agreement to be used as a form for negotiating any stalking horse and competitive bidder purchase agreements.
(ii)	Marketing
Pursuant to the Sale Procedures, as the same may be amended from time to time, the Debtors shall have twelve (12) months from the Confirmation Date (the "Marketing Period") in which to market for sale the Debtors' remaining non-debtor subsidiary banks, individually or in groups, and for the Debtors to enter into one or more stalking horse purchase agreements for the sale of any bank or combination of banks.  The Debtors shall be permitted to conduct sales and closings thereon within, and prior to the conclusion of, the Marketing Period.  The deadline for obtaining any requisite approvals by the Court and the Bank Regulators and to close any and all

2 The description of the proposed Sale Process herein is for summary purposes only.  Holders of Impaired Claims and Equity Security Interests are encouraged to review the Sale Procedures motion and the exhibits thereto, including the proposed Sale Procedures Order.  The Debtors intend to provide to Holders in one or more Plan Supplements any material modifications to the Sale Procedures, as well as copies of any orders entered by the Court, and any materials otherwise hereafter required by the Court to be served on Holders, regarding the Sale Procedures.

of such sales will be eighteen (18) months from the Confirmation Date (the "Sale Deadline").  The Debtors shall be permitted to merge or otherwise combine banks, subject to Applicable Banking Laws and any requisite approvals by the Bank Regulators in order to enhance marketing prospects or otherwise in furtherance of the Sale Process.  Upon execution of any stalking horse purchase agreement for one or more of the banks, such agreement shall be filed with the Court and a competitive bid process shall ensue, which will include the possibility of a public auction, as hereinafter summarized and as the same may be modified by subsequent order of the Court.  If, at the end of the Marketing Period, the Debtors have not identified a stalking horse purchaser for any particular bank(s), the Debtors will determine whether (a) such bank(s) should be auctioned by the Debtors pursuant to the competitive bidding process described below, or (b) be subject to the Toggle Option.
(iii)	Bid Deadline; Qualified Bidder; Qualified Bid
Within 45 days, or such lesser period as the Debtors may require, but not less than 30 days, from written notice by Debtors of a stalking horse purchase agreement (the "Bid Deadline"), any competing bidders will be required to, among other things, submit their bid and a marked version of such stalking horse purchase agreement.  If Qualified Bids other than the stalking horse bid are received from Qualified Bidders by the Bid Deadline, an auction shall be held at the offices of Debtors' counsel in Detroit, Michigan, at which the highest and best offer for the subject bank(s) will be accepted by the Debtors.  If no Qualified Bids other than the stalking horse bid are received, the Debtors will be authorized to promptly close the sale to the stalking horse bidder.
A "Qualified Bidder" is a potential overbidder which has provided evidence satisfactory to the Debtors, in their reasonable discretion, that the overbidder is willing, authorized, capable and qualified financially, legally and otherwise, of unconditionally performing all obligations under the competing purchase agreement in the event that it submits the prevailing bid at the auction.  To demonstrate that an overbidder is capable and qualified financially to perform its obligations under the purchase agreement, such overbidder shall provide, among other things, (a) bank statements, current financial statements or other reasonable evidence, or (b) if the overbidder is an entity formed for the purpose of acquiring one or more banks, current financial statements or other reasonable evidence of the financial capability of the equity holders of the overbidder, or (c) written evidence of a financing commitment, free of contingencies, sufficient to permit the consummation of the transactions in question.
A "Qualified Bid" is a written offer contained in fully-executed transaction documents, including pursuant to which a Qualified Bidder proposes to effectuate the purchase of one or more banks that:
5.01
establishes terms and conditions pertaining to the sale substantially as set forth in the stalking horse purchase agreement or such competing purchase agreement that the Debtors determine, in their sole discretion, is no less favorable than the terms and conditions of the stalking horse purchase agreement;

5.02	results in a value to the Debtors, in their sole and absolute discretion, that is more than the "Minimum Overbid" (as defined and specified in the particular sale notice);
5.03	does not request or entitle the bidder to any transaction or breakup fee, expense reimbursement, termination, or similar type of fee or payment;
5.04
is accompanied by a cash deposit in the amount of the "Overbidder's Deposit" (as defined in the Sale Procedures), which amount shall be deposited with an escrow agent acceptable to Debtors, in their sole discretion, so as to be received on or prior to the Bid Deadline;

5.05	is accompanied by a clean and duly executed competing purchase agreement and a marked version, if applicable, reflecting the variations from the stalking horse purchase agreement;
5.06	identifies with particularity each and every Executory Contract and/or Unexpired Lease proposed to be assumed, the assumption and assignment of which is a condition to closing;
5.07	contains a satisfactory representation that the bidder is financially capable of consummating the transactions contemplated by the competing purchase agreement;
5.08
contains financial and other information that the Debtors determine, in their sole discretion, is sufficient to allow them to evaluate and confirm the bidder's financial and other capabilities to consummate the transactions contemplated by the competing purchase agreement, including evidence reasonably satisfactory to the Debtors that such bidder has received, in writing, debt and/or equity funding commitments (without contingencies) or has financial resources readily available sufficient in the aggregate to finance the purchase of the bank(s), and financial and other information establishing adequate assurance of future performance under section 365 of the Bankruptcy Code (which information may be served by the Debtors on Executory Contract or Unexpired Lease counterparties);

5.09	does not contain any due diligence or financing or other contingencies of any kind, with the sole exception of Court approval and approval of the Bank Regulators, if required;
5.10	fully discloses the identity of each entity that will be bidding for the bank(s) or otherwise participating in connection with such bid, and the complete terms of any such participation;
5.11	states that the offering party consents to the core jurisdiction of the Bankruptcy Court; and

5.12
includes evidence of authorization and approval from the bidder's board of directors (or comparable governing body) with respect to the submission, execution, delivery and closing of the competing purchase agreement.

If and to the extent required by the FDIC, proceeds of any bank sales ("Proceeds") will be escrowed, on the terms of a form of escrow agreement acceptable to the FDIC, subject to the extent of the FDIC's authority to require the same, pursuant to which the Proceeds will be (i) used to recapitalize the Debtors' remaining subsidiary banks and (ii) to otherwise remain in escrow for the benefit of the Debtors' Estates and for distribution in accordance with the terms of the Plan.
C.	TOGGLE OPTION TO REORGANIZATION
At any time prior to, or during, the Sale Process, the Debtors may convert from a liquidation to a Reorganization, provided, however, that each of the following conditions is satisfied:  (1) the Debtors' then remaining subsidiary banks are "adequately capitalized" within the meaning ascribed to such requirement by the FDIC, (2) the Debtors have received a non-contingent (other than with respect to Court approval) commitment for financing sufficient to enable the Debtors: (a) to pay all Allowed Administrative and Priority Claims and (b) to recapitalize the remaining subsidiary banks such that they are projected to be "adequately capitalized" for a period of at least twelve (12) months after the Effective Date, and (3) the Debtors serve written notice on all Holders of Claims and Equity Security Interests of the conversion to a Reorganization and evidencing the satisfaction of the aforementioned conditions (the "Toggle Option"). Notwithstanding anything to the contrary herein, the Liquidation Trustee shall have the right to veto the implementation of any Toggle Option that the Debtors may propose by serving written notice of such veto on the Debtors within twenty (20) Business Days after the Debtors have proposed such Toggle Option to the Liquidation Trustee in writing.
In the event of a Reorganization, equity in the Reorganized Debtors (which equity shall be book entry and Depository Trust Company eligible) will be distributed: (1) first, to the new Equity Investor(s) providing the funds for the Reorganization to the extent of the value of such investment, (2) second, to Holders of Allowed Senior Note Claims to the extent of the value of their Claims, and (3) third, to the extent Holders of Allowed Senior Note Claims have been paid in full, to the Holders of Allowed Trust Preferred Securities Claims to the extent of the value of their Claims.  In the event of a Reorganization, in lieu of distributing equity to Holders of Allowed General Unsecured Claims, the Debtors, at their option, may distribute cash to such Holders of Allowed General Unsecured Claims equivalent in value to what they would receive in a distribution of equity.  In the event that existing Holders of Equity Security Interests in the Debtors are to retain all or a portion of such Equity Security Interests as part of a Reorganization, it shall be a requirement thereof that the "new value exception" to section 1129(b)(2)(B)(ii) of the Bankruptcy Code must be satisfied.
In the event that the Toggle Option is implemented with the consent of the Liquidation Trustee and the Liquidation Trust Oversight Committee (as defined in the Liquidating Trust) unanimously approves, Article XII.E below shall be stricken in its entirety and Article XII.E as set forth in the Amended Joint Liquidating Plan of Capitol Bancorp Ltd. and Financial

Commerce Corporation, which was filed with the Court in the Chapter 11 Cases on July 17, 2013 [Docket No. 523], shall apply and be incorporated as though originally set forth herein.
For the avoidance of doubt, the Debtors shall have no duty to pursue the Toggle Option or the implementation thereof.
D.	ALTERNATIVE RESOLUTION
In the event the Sale Process does not result in the sale of all of the remaining subsidiary banks and the Toggle Option is not invoked by the Debtors such that a Reorganization occurs, the Debtors may elect to continue to auction the remaining subsidiary banks pursuant to the competitive bidding process described herein.
Upon the earlier of: (a) completion of the Sale Process, with all subsidiary banks having been sold and the closings thereon having been concluded, such that the Debtors are no longer bank holding companies (as defined under the BHCA) or (b) the occurrence of the Sale Deadline, the Debtors will establish a liquidating trust in the form of Exhibit A hereto (the "Liquidating Trust") to complete the liquidation of any remaining assets of the Debtors, to pursue any claims that the Debtors' Estates may have, to handle objections to Claims and to collect and distribute all proceeds of such remaining liquidation, including any remaining Proceeds from the Sale Process, in accordance with the distribution provisions of this Plan.  As provided therein, the Liquidating Trust will be entitled to pursue all Causes of Action under chapter 5 of the Bankruptcy Code.  The Liquidating Trust will be entitled to pursue a post-liquidation holding company transaction to the extent that one can be formulated. The Liquidation Trust Oversight Committee shall consist of three (3) members, two (2) of whom shall be selected by the Committee and one (1) of whom shall be selected by the Board of Directors of CBC. The proposed members of the Liquidation Trust Oversight Committee shall meet (in person or by telephone) on or before the date of the hearing on confirmation of the Plan to choose, by majority vote, the Liquidation Trustee. The entity or person chosen to be the Liquidation Trustee at such meeting shall enter into the Liquidating Trust with the Debtors as of the Effective Date.
The Liquidating Trust shall become effective on the Effective Date. On the Effective Date, the Debtors shall contribute the following assets to the Liquidating Trust: (i) the Debtors' or Estates' share of the proceeds of the sale of certain of the Debtors' subsidiary banks to Talmer Bancorp, Inc. ("Talmer"), which sale was approved by the Bankruptcy Court by order entered at Docket No. 692, (ii) all causes of action belonging to the Debtors, including causes of action against directors, officers and Insiders (as defined herein) of the Debtors, (iii) that certain loan owned by either or both of the Debtors secured by real property in Lansing, Michigan and in the approximate amount of $446,008.04, which amount includes principal and accrued but unpaid interest, (iv) upon request of the Liquidation Trustee, copies of, or access by the Liquidation Trustee and his agents to, the Debtors' books, records, and files, and (v) all other assets of the Debtors, except (a) the Debtors' cash on hand in excess of the proceeds of the sale to Talmer (but only up to a maximum of $1,500,000, subject to the provisions of the next sentence), (b) furniture, fixtures and equipment, (c) the Debtors' indirect ownership interest in Summit Bank of Kansas City ("Summit Bank"), and (d) other assets of the Debtors reasonably required by the Debtors to operate during the period of the Wind Down Budget (e.g., software and other intellectual property, and the Debtors' books, records and files). Once the sum of the Debtors' cash on hand as of January 21, 2014 plus cumulative cash receipts during the period of the Wind Down Budget (not including Debtors' or Estates' share of the proceeds of the sale to Talmer, the proceeds of the sale of Summit Bank, the $160,000 funded by the Debtors pursuant to Article XIII.N hereof and any amounts received by the Debtors as pay agent or payor for any present or former non-debtor subsidiary banks) exceeds $1,500,000 (the "$1.5 Million Threshold"), the Debtors shall pay any amounts in excess of the $1.5 Million Threshold to the Liquidating Trust no later than the 15th day of each month following the month in which such proceeds are received, provided that the failure to do so will not impair any release or exculpation provision of the Plan or the Settlement Agreement dated as of December 31, 2013 by and among Capitol Bancorp Ltd. and Financial Commerce Corporation and the Official Committee of Unsecured Creditors of Capitol Bancorp Ltd., et al., provided, further, that in the event that the Debtors fail to timely turnover any amounts in excess of the $1.5 Million Threshold, the Liquidating Trustee may file an action for turnover of such funds and the Debtors will not oppose expedited consideration of such action. The proceeds of the sale of Summit Bank shall be contributed to the Liquidating Trust within five (5) business days after the Debtors' receipt of such proceeds. The Debtors shall use commercially reasonable efforts to liquidate their indirect ownership interest in Summit Bank and shall file a motion pursuant to section 363 of the Bankruptcy Code for authorization to sell such interest in Summit Bank (and shall provide notice of such motion to the Liquidation Trustee and other parties that have requested notice in the Chapter 11 Cases). Except as set forth herein, assets (or proceeds thereof) not contributed to the Liquidating Trust on the Effective Date shall be contributed to the Liquidating Trust as soon as reasonably practicable after they are no longer necessary for the Wind Down or are liquidated by the Debtors. Except as provided in this paragraph, the Debtors shall not be required to contribute any cash or assets to the Trust. Notwithstanding anything to the contrary in the Liquidating Trust or the Plan, no cash or other assets (or proceeds of such other assets, including proceeds of causes of action) contributed to the Liquidating Trust at any time shall thereafter be available for or used to pay Administrative Claims, Fee Claims, Priority Tax Claims, post-Confirmation expenses of the Debtors, or claims of the Debtors' or Committee's Case Professionals for fees and expenses.
E.	SECURITIES ISSUES
Neither the Disclosure Statement nor Plan constitutes an offer to sell or the solicitation of an offer to buy any Securities in connection with a possible Reorganization.  Any Securities that may be offered in a Reorganization will not be registered with the SEC and may not be offered or sold absent registration or an applicable exemption from the registration requirements of the Securities Act.
F.	CONTINUED CORPORATE EXISTENCE
In the event of a Reorganization, the Reorganized Debtors shall continue to exist as corporate entities, in accordance with the applicable law in the jurisdiction in which they are incorporated, under their respective certificates of incorporation and by-laws in effect before the Effective Date, except as such certificates of incorporation and bylaws are amended pursuant to this Plan.  In the event of a Reorganization, in the future, either Reorganized Debtor may acquire other businesses or merge with other entities.

G.	AMENDED CERTIFICATES OF INCORPORATION AND BY-LAWS
In the event of a Reorganization, Reorganized Capitol Bancorp shall adopt First Amended and Restated Articles of Incorporation and Amended and Restated Bylaws, and shall file the First Amended and Restated Articles of Incorporation with the State of Michigan Department of Licensing and Regulatory Affairs.  The First Amended and Restated Articles of Incorporation and the Amended and Restated Bylaws for Reorganized Capitol Bancorp shall include, among other things, under section 1123(a)(6) of the Bankruptcy Code, a provision prohibiting the issuance of non-voting equity securities.
In the event of a Reorganization, Reorganized FCC shall adopt Amended and Restated Articles of Incorporation and Amended and Restated Bylaws, and shall file the Amended Articles of Incorporation with the State of Michigan Department of Licensing and Regulatory Affairs.  The Amended Articles of Incorporation and the Amended and Restated Bylaws for Reorganized FCC shall include, among other things, under section 1123(a)(6) of the Bankruptcy Code, a provision prohibiting the issuance of non-voting equity securities.
H.	ADMINISTRATION OF THE PLAN
The Debtors, the Liquidation Trustee, or the Disbursing Agent, as applicable, shall administer the Plan and will: (1) collect property of the Estates; (2) pay the Estates' Professionals, pursuant to Court order authorizing such payment; (3) adjust and pay post-Confirmation Claims against the Debtors; (4) prosecute and/or compromise and settle Causes of Action held by the Debtors against other parties, including, but not limited to claims arising under Chapter 5 of the Bankruptcy Code; (5) disburse the distributions required by the Plan; and (6) carry out any other duties that the Debtors are required to perform under applicable law.
I.	CERTAIN REGULATORY ACTIONS
Except as otherwise specifically provided herein, nothing in this Plan shall affect the any regulatory or enforcement action not in conflict herewith instituted by the Bank Regulators at any time before or after the Effective Date.
J.	ISSUANCE OF NEW CAPITOL BANCORP STOCK
In the event of a Reorganization, as of the Effective Date, the issuance of New Capitol Bancorp Stock will be authorized without further act or action under applicable law, regulation, order or rule.  All such stock to be issued will be deemed issued as of the Effective Date regardless of the date on which it is actually distributed.  The issuance and distribution of the New Capitol Bancorp Stock is exempt from the registration requirements of the Securities Act and any state or local laws requiring registration, by reason of one or more exemptions therefrom, including, but not limited to, section 4(2) thereof, and the issuance of such stock is exempt from the registration requirements of the Securities Act and similar state statutes pursuant to section 1145 of the Bankruptcy Code.

K.	DIRECTORS AND OFFICERS
In the event of a Reorganization, the initial Board of Directors and executive officers of Reorganized Capitol shall be comprised of the same persons who served in such positions immediately prior to the Debtors invoking the Toggle Option, subject to such requirements as may be imposed by an Equity Investor.
In the event of a Reorganization, the initial the Board of Directors and executive officers of Reorganized FCC shall be comprised of the same persons who served in such positions immediately prior to the Debtors invoking the Toggle Option, subject to such requirements as may be imposed by an Equity Investor.
L.	REVESTING OF ASSETS
In the event of a Reorganization, the property of the Capitol Bancorp Estate, together with any property of Capitol Bancorp that is not property of its Estate and that is not specifically disposed of pursuant to the Plan, shall revest in Reorganized Capitol Bancorp.  Thereafter, Reorganized Capitol Bancorp may operate its business and may use, acquire and dispose of property free of any restrictions of the Bankruptcy Code, the Bankruptcy Rules and the Court.  All property of Reorganized Capitol Bancorp shall be free and clear of all Claims and Equity Security Interests, except as specifically provided in the Plan or the Confirmation Order.
In the event of a Reorganization, the property of the FCC Estate, together with any property of FCC that is not property of its Estate and that is not specifically disposed of pursuant to the Plan, shall revest in Reorganized FCC.  Thereafter, Reorganized FCC may operate its business and may use, acquire and dispose of property free of any restrictions of the Bankruptcy Code, the Bankruptcy Rules and the Court.  All property of Reorganized FCC shall be free and clear of all Claims and Equity Security Interests, except as specifically provided in the Plan or the Confirmation Order.
Without limiting the generality of the foregoing, the Debtors may each, without application to or approval by the Court, pay Professional Fees that they incur after the Confirmation Date.
M.	PRESERVATION OF CAUSES OF ACTION
Except as otherwise provided in this Plan or in the Confirmation Order, or in any contract, instrument, release or other agreement entered into in connection with the Plan, in accordance with section 1123(b) of the Bankruptcy Code, (1) Reorganized Capitol Bancorp, the Debtors, and/or the Liquidation Trustee, as applicable, to the greatest extent permitted under law, shall retain and may enforce, sue on, settle and compromise (or decline to do any of the foregoing) any or all rights, offsets, defenses, Claims, demands or Causes of Action that Capitol Bancorp or its Estate may hold against any Person or Entity and (2) Reorganized FCC, the Debtors and/or the Liquidation Trustee, as applicable, shall retain and may enforce, sue on, settle, or compromise (or decline to do any of the foregoing) any or all rights, offsets, defenses, Claims, demands or Causes of Action, that FCC or its Estate may hold against any Person or Entity; including, without limitation, those listed on Exhibit B hereto.  Accordingly, no preclusion doctrine, including, without limitation, the doctrines of res judicata, collateral estoppel, issue preclusion, claim preclusion, estoppel (judicial, equitable or otherwise) or laches shall apply to such Causes of Action by virtue of, or in connection with, the confirmation, consummation of effectiveness of this Plan.  The Debtors, the Liquidation Trustee, and/or each Reorganized Debtor, as applicable, and/or its successor(s), may pursue such retained rights, offsets, defenses, Claims, demands and/or Causes of Action as appropriate, in accordance with the best interests of such Debtor, the Liquidating Trust and/or  Reorganized Debtor, as applicable, or its successor(s), who hold such rights.
N.	EXEMPTION FROM CERTAIN TRANSFER TAXES
Pursuant to section 1146 of the Bankruptcy Code, any transfers or mortgages from or by (1) Capitol Bancorp to Reorganized Capitol Bancorp or any other Person or Entity pursuant to the Plan or (2) FCC to Reorganized FCC or any other Person or Entity pursuant to the Plan, or (3) either or both of the Debtors to the Liquidating Trust shall not be subject to any document recording tax, stamp tax, conveyance fee, intangible or similar tax, mortgage tax, stamp act, real estate transfer tax, mortgage recording tax or other similar tax or governmental assessment, and the Confirmation Order shall direct the appropriate state or local governmental officials or agents to forego the collection of any such tax or governmental assessment and to accept for filing and recordation any of the foregoing instruments or other documents without the payment of any such tax or governmental assessment.
O.	EFFECTUATING DOCUMENTS; FURTHER TRANSACTIONS
The chairperson of the Board of Directors, president, chief financial officer, or any other appropriate officer of each of the Debtors, as the case may be, shall be authorized to execute, deliver, file and record such contracts, instruments, releases, and other agreements or documents, and take such other actions as may be necessary or appropriate to effectuate and further evidence the terms and conditions of the Plan.  The secretary or assistant secretary of each of the Debtors shall be authorized to certify or attest to any of the foregoing actions.
P.	PROFESSIONAL FEE RESERVE
On the Effective Date, the Debtors shall fund the Professional Fee Escrow Account with Cash equal to the Professional Fee Reserve Amount for all Professionals.  The Professional Fee Escrow Account shall be maintained in trust solely for the Professionals with respect to fees and expenses incurred during and related to the Sale Process and/or the Reorganization.  Such funds shall not be property or be deemed property of either of the Debtors.  Professionals shall be paid from the Professional Fee Escrow Account as and when such post-Confirmation Fee Claims are Allowed by a Court order; provided that the Debtors' or the Reorganized Debtors' liability for post-Confirmation Fee Claims shall not be limited nor be deemed to be limited to the funds available from the Professional Fee Escrow Account.  When all post-Confirmation Fee Claims have been paid in full, amounts remaining in the Professional Fee Escrow Account, if any, shall be paid to the Debtors, the Liquidation Trustee or the Reorganized Debtors, as applicable.
Q.	PROFESSIONAL FEE RESERVE AMOUNT
On or before the Confirmation Date, the Professionals shall estimate their post-Confirmation Fee Claims and shall deliver such estimate to the Debtors.  If a Professional does not provide an estimate, the Debtors may estimate the fees and expenses constituting the post-Confirmation Fee Claim of such Professional.  One Hundred (100%) percent of the total amount so estimated as of the Confirmation Date shall comprise the "Professional Fee Reserve Amount"; provided, however, that such estimate shall not be considered an admission or limitation with respect to the fees and expenses of such Professional.
R.	RETENTION OF PROFESSIONALS BY THE REORGANIZED DEBTORS
The Debtors, the Liquidation Trustee and/or the Reorganized Debtors, as applicable, will be authorized to retain attorneys, accountants and other Professionals as necessary to implement the Plan, on any reasonable terms, without further order of the Court.  The Debtors, the Liquidation Trustee and/or the Reorganized Debtors, as applicable, may retain counsel that previously represented the Debtors as Chapter 11 counsel or represented any Committee, and such prior representation shall not be deemed a conflict of interest.  The Debtors, the Liquidation Trustee and/or the Reorganized Debtors, as applicable, may pay reasonable compensation to their retained Professionals without review or approval by the Court.

S.	SECTION 1145 EXEMPTION
Pursuant to section 1145 of the Bankruptcy Code, the offering, issuance, and distribution of any Securities contemplated by the Plan and all agreements incorporated herein, including the New Capitol Bancorp Stock, shall be exempt from, among other things, the registration requirements of section 5 of the Securities Act and any other applicable law requiring registration prior to the offering, issuance, distribution, or sale of securities.  In addition, under section 1145 of the Bankruptcy Code, any securities contemplated by the Plan and any and all agreements incorporated herein, including the New Capitol Bancorp Stock, will be freely tradable by the recipients thereof, subject to (1) the provisions of section 1145(b)(1) of the Bankruptcy Code relating to the definition of an underwriter in section 2(a)(11) of the Securities Act; (2) compliance with the rules and regulations of the SEC, if any, applicable at the time of any future transfer of such Securities or instruments; and (3) compliance with the Applicable Banking Laws, if any, applicable at the time of any future transfer of such Securities or instruments, including without limitation, making appropriate filings with and obtaining necessary approvals from the Bank Regulators.  Notwithstanding the foregoing, if section 1145 does not apply in the case of the offering of Securities pursuant to a prepackaged solicitation, the Debtors will rely on section 4(2) of the Securities Act which provides that the registration requirements of section 5 of the Securities Act shall not apply to the offer and sale of a security in connection with transactions not involving any public offering.  By virtue of section 18 of the Securities Act, section 4(2) also provides that any state Blue Sky Law requirements shall not apply to such offer or sale.  In general, shares acquired from an issuer (such as the Debtors) in a transaction exempt under section 4(2) of the Securities Act may not be resold absent registration of such Securities for resale or an available exemption from the registration requirements under the Securities Act.  If section 4(2) of the Securities Act, rather than section 1145 of the Bankruptcy Code, is applicable, then the shares of New Capitol Bancorp Stock issued under the Plan would be subject to the aforesaid restrictions on resale and would not be freely transferable in the United States or to, or for the account or benefit of, a U.S. person, as defined in Regulation S, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.
T.	CANCELLATION OF SECURITIES AND AGREEMENTS
On the Effective Date, except as otherwise specifically provided for in the Plan, the obligations of the Debtors and the Indenture Trustees under the Debentures and the related Indentures, under the Declarations and under the Guarantee Agreements, and any other share, note, bond, indenture, purchase right, option, warrant, or other instrument or document directly or indirectly evidencing or creating any indebtedness or obligation of the Debtors giving rise to any Claim or Equity Security Interests, shall be canceled, and the Debtors, the Liquidation Trustee, the Reorganized Debtors, and the Indenture Trustees, as applicable, shall not have any continuing obligations thereunder; provided, however, notwithstanding Confirmation or the occurrence of the Effective Date, any such indenture or agreement that governs the rights of the Holder of a Claim or Equity Security Interest shall continue in effect solely for purposes of (a) allowing distributions, if any, to be made under the Plan pursuant to the Indentures and for the Indenture Trustees to perform such other necessary functions with respect thereto, if any, and to have the benefit of all the protections and other provisions of the applicable indentures in doing so; (b) preserving any rights of the Indenture Trustees to indemnification or contribution from

Holders of Trust Preferred Securities Claims pursuant and subject to the terms of the Trust Agreements, each as applicable, as in effect on the Effective Date; and (c) permitting each of the Indenture Trustees to maintain or assert any right or Charging Lien it may have against distributions pursuant to the terms of the Plan to recover the Indenture Trustee Claims. On and after the Effective Date, all duties and responsibilities of the Indenture Trustees under the applicable Trust Agreements shall be discharged except to the extent required in order to effectuate the Plan.
On the Effective Date, except to the extent otherwise provided herein, any indenture agreement or other instrument relating to any of the foregoing (including without limitation, the Indentures, the Debentures, the Guarantee Agreements, and the Declarations), shall be deemed to be canceled, as permitted by section 1123(a)(5)(F) of the Bankruptcy Code, and the obligations of the Debtors thereunder shall be fully released and discharged.
For the avoidance of doubt, nothing contained in the Plan or the Confirmation Order shall in any way limit or affect the standing of any of the Indenture Trustees to appear and be heard in the Bankruptcy Cases on and after the Effective Date; provided that such right to appear and be heard does not create or impose a duty or responsibility on such Indenture Trustees.
U.	CANCELLATION OF EXISTING RIGHTS TO ACQUIRE EQUITY SECURITIES
Except as otherwise expressly provided in the Plan, on the Effective Date, all of the agreements and other documents evidencing a right prepetition to acquire any Equity Security of either Debtor shall be deemed automatically cancelled without further act or action under any applicable agreement, law, regulation, order or rule and the obligations of the applicable Debtor thereunder shall be discharged including, but not limited to, the obligations of either Debtor pursuant to (i) that certain Share Purchase Rights Plan adopted by Capitol on July 20, 2009 and the related Rights Agreement between the Company and BNY Mellon Shareholders Services LLC as Rights Agent dated as of July 21, 2009, and (ii) that certain Tax Benefit Preservation Plan dated as of July 21, 2011 by and between Capitol and Mellon Investors Services LLC.  To the extent any of these agreements are Executory Contracts, they will be deemed rejected upon Confirmation.
V.	OTHER ACCOUNTS
The Debtors may retain whatever bank accounts the Debtors have presently and may establish one or more additional checking and/or interest-bearing accounts as they determine necessary and appropriate to effectuate the terms and provisions of this Plan.
W.	CLOSING OF THE CHAPTER 11 CASES
When all Disputed Claims and Equity Security Interests have become Allowed Claims or Equity Security Interests, either by settlement or litigation, or have been disallowed by Final Order, and when all professional fee applications have been resolved, the Debtors may seek authority from the Court to close the Chapter 11 Cases in accordance with the Bankruptcy Code and the Bankruptcy Rules.

ARTICLE VI.

PROVISIONS GOVERNING DISTRIBUTIONS
A.	DELIVERY OF DISTRIBUTIONS; UNDELIVERABLE OR UNCLAIMED DISTRIBUTIONS
(i)	Disbursing Agent
Except as otherwise provided herein, all distributions under the Plan shall be made by the Disbursing Agent, the Debtors or the Liquidation Trustee, as applicable.  The Disbursing Agent or Liquidation Trustee shall not be required to give any bond or surety or other security for the performance of its duties unless otherwise ordered by the Court.  In the event that the Disbursing Agent is so ordered, all costs and expenses of procuring any such bond or surety shall be borne by Reorganized Capitol Bancorp.
The Disbursing Agent, the Debtors or the Liquidation Trustee, as applicable, shall be empowered to:
1.	effect all actions and execute all agreements, instruments, and other documents necessary to perform its duties under the Plan;
2.	make all distributions contemplated under the Plan;
3.	employ professionals to represent it with respect to its responsibilities; and
4.	exercise such other powers as may be vested in it by order of the Court, pursuant to the Plan or as deemed by it to be necessary and proper to implement the provisions of this Plan.
(ii)	Delivery of Distributions in General
Subject to Bankruptcy Rule 9010, distributions to each Holder of an Allowed Claim or Equity Security Interest shall be made at the address reflected in the books and records of the Debtors, on the Schedules, on the most recent shareholder list, or on any Proof of Claim or Proof of Interest filed by such Holder, whichever is applicable.  Unless the Debtors, the Liquidation Trustee or the Reorganized Debtors, as applicable, have been notified in writing of a change of address, then the address in the books and records of the Debtors, on the Schedules, on the most recent shareholder list, or on any Proof of Claim or Proof of Interest filed by such Holder is conclusively presumed to be the correct address of the Holder.
(iii)	Undeliverable and Unclaimed Distributions
1.	Holding of Undeliverable and Unclaimed Distributions
If any Holder's distribution is returned as undeliverable, no further distributions to that Holder shall be made unless and until the Debtors, the Liquidation Trustee or the Reorganized Debtors, as applicable, receive notice of the Holder's then-current address, at which time all outstanding distributions shall be made to the Holder. Undeliverable distributions shall be returned to the Debtors, the Liquidation Trustee or Reorganized Capitol Bancorp, as applicable, until such distributions are claimed.  The Debtors shall establish a segregated account to serve as the unclaimed distribution reserve, and all undeliverable and unclaimed distributions shall be deposited therein, for the benefit of all similarly situated Persons until such time as a distribution becomes deliverable or is claimed.
2.	Failure to Claim Undeliverable Distributions
Any undeliverable or unclaimed distribution under this Plan that does not become deliverable on or before ninety (90) days after it is first transmitted shall be deemed to have fully and forever been forfeited and waived, and the Person otherwise entitled thereto shall be forever barred and enjoined from asserting its Claim therefor against, or seeking to recover its distribution from, the Debtors, the Estates, the Liquidating Trust, the Reorganized Debtors, or their property.  After ninety (90) days after being first transmitted as a distribution and being undeliverable, such funds shall be withdrawn from any amounts remaining in the unclaimed distribution reserve for distribution in accordance with this Plan.
(iv)	Delivery of Distributions to Holders of Trust Preferred Securities Claims
Distributions to Holders of Trust Preferred Securities Claims shall (a) be made by the Disbursing Agent to the applicable Indenture Trustee for further distribution in accordance with the Trust Agreements and (b) be deemed completed when made by the Disbursing Agent to the applicable Indenture Trustee.
B.	MINIMUM DISTRIBUTIONS
The Debtors, the Liquidation Trustee or the Disbursing Agent, as applicable, shall not be required to make any distribution of less than $25.00. Any retained distributions may be used for Plan Expenses.  When the Debtors, the Liquidation Trustee or the Disbursing Agent, as applicable, determines that there are no further Plan Expenses, any remaining funds will be donated to the Pro Se Bankruptcy Assistance Project, Inc., d/b/a Access to Bankruptcy Court.
C.	WITHHOLDING AND REPORTING REQUIREMENTS
In connection with this Plan and all distributions hereunder, Debtors, the Liquidation Trustee or the Reorganized Debtors, as applicable, shall, to the extent applicable, comply with all tax withholding and reporting requirements imposed by any federal, state, local, or foreign taxing authority, and all distributions hereunder shall be subject to those requirements.  The Debtors, the Liquidation Trustee or the Reorganized Debtors, as applicable, shall be authorized to take all actions necessary or appropriate to comply with those withholding and reporting requirements.  Notwithstanding any other provision of this Plan (i) each Holder of an Allowed Claim that is to receive a distribution of shares of New Capitol Bancorp Stock shall have sole and exclusive responsibility for the satisfaction and payment of any tax obligations imposed by any governmental unit, including income, withholding and other tax obligations, on account of such distribution and (ii) no distribution shall be made to or on behalf of such Holder pursuant to this Plan unless and until such Holder has made arrangements satisfactory to the Disbursing Agent for the payment and satisfaction of such tax obligations or has, to the Disbursing Agent's satisfaction, established an exemption therefrom.  Any distribution of shares of New Capitol Bancorp Stock to be made pursuant to this Plan shall, pending the implementation of such arrangements, be treated as undeliverable pursuant to Article IV hereof.
D.	SETOFFS AND RECOUPMENT
The Debtors, the Liquidation Trustee and/or the Reorganized Debtors, as applicable, may, but shall not be required to, setoff against, or recoup from, any Claim, and the payments or other distributions to be made in respect of that Claim, claims of any nature whatsoever that the Debtors, the Liquidation Trustee and/or the Reorganized Debtors, as applicable, may have against the Claim's Holder; but neither the failure to do so nor the allowance of any Claim hereunder shall constitute a waiver or release by the Debtors, the Liquidation Trustee and/or the Reorganized Debtors, as applicable, of any claim that the Debtors, the Liquidation Trustee and/or the Reorganized Debtors may have.
ARTICLE VII.

PROCEDURES FOR TREATING DISPUTED CLAIMS AND EQUITY SECURITY INTERESTS
A.	CLAIMS AND EQUITY SECURITY INTERESTS BAR DATE
Unless disputed by a Holder of a Claim or Equity Security Interest or otherwise provided herein, the amount set forth in the Schedules of the Debtors shall constitute the amount of the Allowed Claim or Equity Security Interest of such Holder.  In order for a Holder of a Claim or Equity Security Interest to contest the Debtors' Schedules with respect to the Allowed amount of such Holder's Claim or Equity Security Interest, such Holder must have filed a Proof of Claim or Proof of Interest, as applicable, by the Bar Date.
B.	DISPUTED CLAIMS AND EQUITY SECURITY INTERESTS PROCESS
The Debtors, the Liquidation Trustee and/or the Reorganized Debtors, as applicable, and all Creditors and parties-in-interest shall have the right to make and file objections to any Claim or Equity Security Interest until the Objection Deadline.  The Court shall retain jurisdiction over such objections. All objections shall be litigated to Final Order; provided, however, that the Debtors, the Liquidation Trustee and/or the Reorganized Debtors, as applicable, shall have the authority to compromise, settle, otherwise resolve or withdraw any objections without Court approval.
The Debtors, the Liquidation Trustee, and/or the Reorganized Debtors, as applicable, may, at any time, request that the Court estimate any contingent or unliquidated Claim pursuant to section 502(c) of the Bankruptcy Code, regardless of whether they have previously objected to such Claim or whether the Court has ruled on any objection, and the Court will retain jurisdiction to estimate any Claim at any time during litigation concerning any objection to any Claim, including during the pendency of any appeal related to any such objection.  In the event the Court estimates any contingent or unliquidated Claim, that estimated amount will constitute either the Allowed amount of such Claim or a maximum limitation on such Claim, as determined by the Court.  If the estimated amount constitutes a maximum limitation on such Claim, the

Debtors, the Liquidation Trustee and/or the Reorganized Debtors, as applicable, may elect to pursue any supplemental proceedings to object to any ultimate payment on such Claim.  Each of the aforementioned objection, estimation, and resolution procedures are cumulative and are not exclusive of one another.
C.	DISTRIBUTIONS PENDING ALLOWANCE
Notwithstanding any other provision hereof, if any portion of a Claim or Equity Security Interest is Disputed, no payment or distribution provided hereunder will be made on account of the Disputed portion of such Claim or Equity Security Interest unless and until such Disputed Claim or Equity Security Interest becomes an Allowed Claim or Equity Security Interest.
D.	DISTRIBUTIONS AFTER ALLOWANCE
To the extent that a Disputed Claim or Equity Security Interest ultimately becomes an Allowed Claim or Equity Security Interest, a distribution on account of such Allowed Claim or Equity Security Interest shall be made to the Holder of such Allowed Claim or Equity Security Interest in accordance with the provisions of the Plan as soon as practicable after the date that the order or judgment of the Court allowing such Disputed Claim or Equity Security Interest becomes a Final Order, as if the Disputed Claim or Equity Security Interest had been an Allowed Claim or Equity Security Interest on the Effective Date, without any post-Effective Date interest thereon.
ARTICLE VIII.

TREATMENT OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES
A.	ASSUMED CONTRACTS AND LEASES
The filing of this Plan constitutes a motion by the Debtors to assume, as of the Effective Date, all Executory Contracts and Unexpired Leases to which either of the Debtors is a party, except for any Executory Contract or Unexpired Lease that, prior to the Effective Date (1) has been assumed or rejected pursuant to Final Order of the Court; (2) previously expired or terminated pursuant to its own terms; (3) is expressly rejected or terminated by the terms of this Plan; or (4) is the subject of a separate then pending motion filed under section 365 of the Bankruptcy Code by the Debtors.  The Confirmation Order shall constitute an order of the Court under section 365 of the Bankruptcy Code approving the assumption of all such Executory Contracts and Unexpired Leases as of the Effective Date.
Each Executory Contract and Unexpired Lease that is assumed and relates to the use, ability to acquire or occupancy of real property shall include (1) all modifications, amendments, supplements, restatements or other agreements made directly or indirectly by any agreement, instrument or other document that in any manner affect such executory contract or unexpired lease and (2) all Executory Contracts or Unexpired Leases appurtenant to the premises, including all easements, licenses, permits, rights, privileges, immunities, options, rights of first refusal, powers, uses, usufructs, reciprocal easement agreements, vaults, tunnel or bridge agreements or franchises and any other interests in real estate or rights in rem related to such premises, unless any of the foregoing agreements has been rejected pursuant to an order of the Court.

Each Executory Contract assumed pursuant to this Plan (or pursuant to other Court order) shall remain in full force and effect and be fully enforceable by the applicable Debtor or Reorganized Debtor in accordance with its terms, except as modified by the provisions of this Plan, or any order of the Court authorizing and providing for its assumption or applicable law.
Unless otherwise specified, each Executory Contract and Unexpired Lease shall include any and all modifications, amendments, supplements, restatements or other agreements made directly or indirectly by any agreement, instrument or other document that in any manner affects such Executory Contract or Unexpired Lease.
The Debtors hereby give notice that the Cure amounts for each Executory Contract and Unexpired Lease shall be zero dollars unless otherwise noticed in a Plan Supplement or other subsequent notice
B.	PAYMENTS RELATED TO ASSUMPTION OF CONTRACTS AND LEASES
Any monetary amounts by which any Executory Contract and Unexpired Lease to be assumed under the Plan is in default shall be satisfied under section 365(b)(1) of the Bankruptcy Code by the applicable Debtor upon assumption thereof by Cure in the ordinary course of business.  If there is a dispute regarding (1) the nature or amount of any Cure; (2) the ability of the Debtor or any assignee to provide "adequate assurance of future performance" (within the meaning of section 365 of the Bankruptcy Code) under the Executory Contract or Unexpired Lease to be assumed; or (3) any other matter pertaining to assumption, Cure shall occur following the entry of a Final Order of the Court resolving the dispute and approving the assumption or assumption and assignment, as the case may be.
C.	BAR TO REJECTION DAMAGES CLAIMS
In the event that the rejection of an Executory Contract or Unexpired Lease by the Debtors or Reorganized Debtors results in damages to the other party or parties to such contract or lease, a Claim for such damages, if not heretofore evidenced by a filed Proof of Claim, shall be forever barred and shall not be enforceable against the Reorganized Debtors or property of the Estates unless a Proof of Claim is filed with the Court and served upon counsel for the Debtors or Reorganized Debtors on or before 30 days after the entry of an order by the Court, which may be the Confirmation Order, authorizing rejection of a particular Executory Contract or Unexpired Lease. No further notice of the rejection of an Executory Contract or Unexpired Lease shall be provided by the Debtors or the Estates, other than the Confirmation Order.
D.	OBJECTIONS TO REJECTION DAMAGES CLAIMS
The Debtors, the Liquidation Trustee and/or the Reorganized Debtors, as applicable, and all Creditors and parties-in-interest shall have the right to make and file objections to any Proof of Claim until the later of (1) the Objection Deadline or (2) 60 days from the date of filing of such Proof of Claim.  The Court shall retain jurisdiction over such objections. All objections shall be litigated to Final Order; provided, however, that the Debtors, the Liquidation Trustee and/or the Reorganized Debtors, as applicable, shall have the authority to compromise, settle, otherwise resolve or withdraw any objections without Court approval.

E.	COMPENSATION, BENEFIT, AND PENSION PROGRAMS
All employee compensation, benefit, indemnification and pension programs of the Debtors, including programs subject to sections 1114 and 1129(a)(13) of the Bankruptcy Code, entered into before or after the Petition Date and not since terminated or rejected, shall be deemed to be, and shall be treated as though they are, Executory Contracts that are assumed under the Plan and the Debtor's obligations under such programs shall survive confirmation of the Plan.
F.	INSURANCE POLICIES
Each insurance policy of either of the Debtors, including, without limitation, all D&O Liability Insurance Policies, at the option of the Debtors, shall be kept in full force and effect by the applicable Debtor and become an obligation of the respective Reorganized Debtor, if applicable.
G.	TREATMENT OF CHANGE OF CONTROL PROVISIONS
The entry of the Confirmation Order, consummation of the Plan and/or all other acts taken to implement the Plan shall not constitute a "change in control" under any provision of any contract, agreement or other document which provides for the occurrence of any event, the granting of any right, or any other change in the then-existing relationship between the parties upon a change in control of the Debtors.
ARTICLE IX.

CONDITIONS PRECEDENT TO THE PLAN'S CONFIRMATION
AND EFFECTIVE DATE
A.	CONDITIONS TO CONFIRMATION
The Plan's Confirmation is subject to the satisfaction or due waiver of the following condition precedent:
(i)	The proposed Confirmation Order shall be in form and substance reasonably satisfactory to the Debtors.
B.	CONDITIONS TO EFFECTIVE DATE
Effectiveness of the Plan is subject to the satisfaction or due waiver of each of the following conditions precedent:
(i)
The Court shall have entered the Confirmation Order, in form and substance reasonably satisfactory to the Debtors, confirming the Plan, as the same may have been modified, and the Confirmation Order shall have become a Final Order.

(ii)	All actions, documents, certificates, and agreements necessary to implement this Plan shall have been effected or executed and delivered to the required parties and, to the extent required, filed with the applicable governmental units in accordance with applicable laws.
(iii)	The statutory fees owing to the United States Trustee shall have been paid in full.
(iv)	Any alteration or interpretation of any term or provision of the Plan by the Court pursuant to Article XI of the Plan shall be reasonably acceptable to the Debtors.
(v)	The Debtors shall have received all authorizations, consents, regulatory approvals that are determined to be necessary to implement the Plan.
C.	WAIVER OF CONDITIONS
The conditions set forth above can be waived, in whole or in part, by the Debtors, at any time, without an order of the Court.  Unless waived, the failure to satisfy any condition to the Effective Date will preclude the Effective Date's occurrence, regardless of the circumstances giving rise thereto (including any action or inaction by the Debtors.  The waiver of any condition to Confirmation or to the Effective Date shall not constitute or be deemed a waiver of any other condition.
D.	OCCURRENCE OF THE EFFECTIVE DATE
The Effective Date shall occur no later than three Business Days after the Confirmation Date, unless the Debtors and the Committee consent to a later date.
ARTICLE X.

MODIFICATION; WITHDRAWAL
The Debtors reserve the right to modify the Plan either before or after Confirmation to the fullest extent permitted under section 1127 of the Bankruptcy Code and Fed. R. Bankr. P. 3019.  The Debtors may withdraw the Plan at any time before the Effective Date.
ARTICLE XI.

RETENTION OF JURISDICTION
Under sections 105(a) and 1142 of the Bankruptcy Code, and notwithstanding the Plan's Confirmation and the occurrence of the Effective Date, but subject to section 1812(j) of the FDIA, the Court shall retain exclusive jurisdiction over all matters arising out of or related to the Chapter 11 Cases and the Plan, to the fullest extent permitted by law, including jurisdiction to:
A.            Allow, disallow, determine, liquidate, classify, estimate, or establish the priority, Secured or unsecured status, or amount of any Claim or Equity Security Interest, including the resolution of any request for payment of any Administrative Claim and the resolution of any and all objections to the Secured or unsecured status, priority, amount, or allowance of Claims or Equity Security Interests;

B.            Decide and resolve all matters related to the granting and denying, in whole or in part, any applications for allowance of compensation or reimbursement of expenses to Professionals authorized pursuant to the Bankruptcy Code or the Plan;
C.            Resolve any matters related to: (1) the assumption, assumption and assignment, or rejection of any Executory Contract or Unexpired Lease to which either of the Debtors is party or with respect to which the Debtors may be liable in any manner and to hear, determine, and, if necessary, liquidate, any Claims arising therefrom, including Cure Claims pursuant to section 365 of the Bankruptcy Code or any other matter related to such Executory Contract or Unexpired Lease, (2) any potential contractual obligation under any Executory Contract or Unexpired Lease that is assumed, or (3) any dispute regarding whether a contract or lease is or was executory or expired;
D.            Ensure that distributions to Holders of Allowed Claims and Equity Security Interests are accomplished pursuant to the provisions of the Plan;
E.            Enter such orders as may be necessary or appropriate to execute, implement, or consummate the provisions of the Plan and all contracts, instruments, releases, and other agreements or documents created in connection with the Plan, the Disclosure Statement or the Confirmation Order;
F.            Hear and determine disputes arising in connection with the interpretation, implementation, consummation, or enforcement of the Plan and all contracts, instruments, and other agreements executed in connection with the Plan;
G.            Hear and determine any request to modify the Plan or to cure any defect or omission or reconcile any inconsistency in the Plan or any order of the Court;
H.            Issue and enforce injunctions or other orders, or take any other action that may be necessary or appropriate to restrain any interference with the implementation, consummation, or enforcement of the Plan or the Confirmation Order;
I.            Enter and implement such orders as may be necessary or appropriate if the Confirmation Order is for any reason reversed, stayed, revoked, modified, or vacated;
J.            Hear and determine any matters arising in connection with or relating to the Plan, the Disclosure Statement, the Confirmation Order or any contract, instrument, release, or other agreement or document created in connection with the Plan, the Disclosure Statement or the Confirmation Order;
K.            Enforce all orders, judgments, injunctions, releases, exculpations, indemnifications and rulings entered in connection with the Chapter 11 Cases;
L.            Hear and determine such other matters as may be provided in the Confirmation Order or as may be authorized under, or not inconsistent with, provisions of the Bankruptcy Code;
M.            Adjudicate, decide, or resolve any and all matters related to Causes of Action;

N.            Adjudicate, decide, or resolve any and all matters related to section 1141 of the Bankruptcy Code;
O.            Adjudicate, decide, or resolve any and all disputes arising from or relating to distributions under the Plan;
P.            Hear and determine matters concerning state, local, and federal taxes in accordance with sections 346, 505, and 1146 of the Bankruptcy Code;
Q.            Hear and determine all disputes involving the existence, nature, or scope of the Debtors' discharge, including any dispute relating to any liability arising out of the termination of employment or the termination of any employee or retiree benefit program, regardless of whether such termination occurred prior to or after the Effective Date;
R.            Enforce all orders previously entered by the Court; and
S.            Enter a final decree closing the Chapter 11 Cases.
ARTICLE XII.

EFFECTS OF CONFIRMATION
A.	BINDING EFFECT
The Plan shall be binding upon and inure to the benefit of the Debtors, all present and former Holders of Claims and Equity Security Interests, and their respective successors and assigns, and all other parties-in-interest in the Chapter 11 Cases.
B.	DISCHARGE OF THE DEBTORS
All consideration distributed under the Plan shall be in exchange for, and incomplete satisfaction, settlement, discharge, and release of, all Claims of any nature whatsoever against, or Equity Security Interests in, the Debtors or any of their assets or properties, and, except as otherwise provided herein or in the Confirmation Order, and regardless of whether any property shall have been distributed or retained pursuant to the Plan on account of such Claims or Equity Security Interests, upon the Effective Date, the Debtors shall be deemed discharged and released under section 1141(d)(1)(A) of the Bankruptcy Code from any and all Claims and Equity Security Interests, including, but not limited to, demands and liabilities that arose before the Confirmation Date, any liability (including withdrawal liability) to the extent such Claims relate to services performed by employees of a Debtors prior to the Petition Date and that arises from a termination of employment or a termination of any employee or retiree benefit program regardless of whether such termination occurred prior to or after the Confirmation Date, and all debts of the kind specified in sections 502(g), 502(h) or 502(i) of the Bankruptcy Code, whether or not the Holder of a Claim based upon such debt accepted the Plan.  The Confirmation Order shall be a judicial determination of discharge of all liabilities of the Debtors, subject to the Effective Date occurring.

C.	INJUNCTION
Except as otherwise provided in the Plan, from and after the Confirmation Date, all Persons and entities who have held, hold, or may hold Claims against or Equity Security Interests in the Debtors are permanently enjoined from taking any of the following actions against the Debtors, the Reorganized Debtors, the Estates, or any of their property on account of any such Claims or Equity Security Interests: (1) commencing or continuing, in any manner or in any place, any action or other proceeding; (2) enforcing, attaching, collecting or recovering in any manner any judgment, award, decree or order; (3) creating, perfecting or enforcing any Lien or encumbrance; (4) asserting a setoff, right of subrogation or recoupment of any kind against any debt, liability or obligation due to the Debtors; and (5) commencing or continuing, in any manner or in any place, any action that does not comply with or is inconsistent with the provisions of the Plan; provided, however, that nothing contained herein shall preclude such persons from exercising their rights pursuant to and consistent with the terms of this Plan.
D.	EXCULPATION AND LIMITATION OF LIABILITY
Neither the Debtors nor any of their present or former members, officers, directors, employees, advisors, Professionals, attorneys, or agents, shall have or incur any liability to any Holder of a Claim or an Equity Security Interest, or any other party in interest, or any of their respective agents, employees, representatives, financial advisors, attorneys, or affiliates, or any of their successors or assigns, for any act or omission in connection with, relating to, or arising out of, the Chapter 11 Cases, the pursuit of confirmation of the Plan, the consummation of the Plan, or the administration of the Plan or the property to be distributed under the Plan, except for their willful misconduct or gross negligence, and in all respects shall be entitled to reasonably rely upon the advice of counsel with respect to their duties and responsibilities under the Plan; provided, however, that the limitation of liability set forth herein shall only apply to acts or omissions occurring on or after the Petition Date.
Neither the Committee nor any of its present or former members (in their individual capacities and as members of the Committee), advisors, Professionals, attorneys, or agents, shall have or incur any liability to any Holder of a Claim or an Equity Security Interest, or any other party in interest, or any of their respective agents, employees, representatives, financial advisors, attorneys, or affiliates, or any of their successors or assigns, for any act or omission in connection with, relating to, or arising out of, the Chapter 11 Cases, the pursuit of confirmation of the Plan, the consummation of the Plan, or the administration of the Plan or the property to be distributed under the Plan, except for their willful misconduct or gross negligence, and in all respects shall be entitled to reasonably rely upon the advice of counsel with respect to their duties and responsibilities under the Plan; provided, however, that the limitation of liability set forth herein shall only apply to acts or omissions occurring on or after the Petition Date.
Notwithstanding any other provision of this Plan, no Holder of a Claim or Equity Security Interest, no other party in interest, none of their respective agents, employees, representatives, financial advisors, attorneys, or affiliates, and no successor or assigns of the foregoing, shall have any right of action against the Debtors, the Estates, the Reorganized Debtors, the Committee, the members of the Committee (in their individual capacities and as members of the Committee), or any of their respective present or former members, officers, directors, employees, advisors,

Professionals, attorneys, agents, for any act or omission in connection with, relating to, or arising out of, the Chapter 11 Cases, the pursuit of confirmation of the Plan, consummation of the Plan, or the administration of the Plan or the property to be distributed under the Plan, except for their willful misconduct or gross negligence; provided, however, that the limitation on rights of action set forth herein shall only apply to acts or omissions occurring on or after the Petition Date.
As of the Confirmation Date, the Debtors shall be deemed to have solicited acceptances of the Plan in good faith and in compliance with all applicable provisions of the Bankruptcy Code.  The Debtors and each of their affiliates, agents, directors, officers, employees, investment bankers, financial advisors, attorneys and other Professionals have participated in good faith and in compliance with section 1125(e) of the Bankruptcy Code in the offer and issuance of the New Capitol Bancorp Stock under the Plan, and, therefore, are not, and on account of such offer, issuance and solicitation will not be, liable at any time for the violation of any applicable law, rule or regulation governing the solicitation of acceptances or rejections of the Plan or the offer and issuance of the New Capitol Bancorp Stock under the Plan.
E.	RELEASES AND INDEMNIFICATION BY DEBTORS
The Debtors' respective present and former members, partners, equity-holders, officers, directors, employees, representatives, advisors, attorneys, agents and Professionals (collectively, the "Insiders") are not released from any Claims, obligations, rights, suits, damages, losses, causes of action, remedies and liabilities and such Claims, obligations, rights, suits, damages, losses, causes of action, remedies and liabilities are hereby expressly preserved and will be contributed to the Liquidating Trust on the Effective Date, consistent with Article V.D. hereof; provided, however, that the amounts the Insiders shall be required to pay on account of Claims, obligations, rights, suits, damages, losses, causes of action, remedies and liabilities based on acts or omissions occurring prior to the Petition Date (with the sole exception of causes of action under chapter 5 of the Bankruptcy Code, which shall not be subject to the limitations imposed by this Article XII.E.) shall in all cases be strictly limited to any amounts which may be actually recovered from any applicable insurance providers pursuant to any applicable insurance policies, including directors' and officers' liability insurance policies and proceeds thereof; provided, further, however, that the Insiders shall timely submit such notices as may be required under such insurance policies, shall take all reasonable actions necessary to pursue coverage under such policies including filing and diligently prosecuting any legal actions (in court or arbitration) necessary to contest any denials of coverage by the insurance companies issuing such policies, and shall not settle or otherwise compromise or waive any claims for coverage under such policies without the express written consent of the Liquidation Trustee. Except with respect to any proceeds of such insurance policies, including directors' and officers' liability insurance policies and proceeds thereof (and causes of action under chapter 5 of the Bankruptcy Code), (1) neither the Liquidation Trustee, nor any other person or entity, shall have any right to pursue collection against, or collect from, the property or other assets of the Insiders, or the Insiders' estates or heirs, for any Claims, obligations, rights, suits, damages, losses, causes of action, remedies or liabilities based on acts or omissions occurring prior to the Petition Date and (2) the Liquidation Trustee, and every person and entity acting by or through the Liquidation Trustee, is enjoined and directed not to take any action of any kind against the property or other assets of the Insiders or the Insiders' estates or heirs. Neither the Debtors nor the Insiders make any representation or warranty regarding the nature, extent, enforceability or collectability of any such insurance policies.
F.	THIRD PARTY RELEASES
For those Holders electing on their Ballot, or the applicable Master Ballot, to accept this Third Party Releases provision of the Plan, on the Effective Date, for good and valuable consideration, and to the fullest extent under applicable law, on their own behalf and on behalf of any person or entity claiming or acting through them, shall be deemed to have and hereby do irrevocably and unconditionally, fully, finally and forever waive, release, acquit and discharge any person who served as a director, officer or management employee of the Debtors, and each of the Debtors' agents and Professionals, and each of their respective present and former members, parties, equity-holders, officers, directors, employees, representatives, attorneys, consultants and professionals from any and all Claims, obligations, rights, suits, damages, losses, causes of action, remedies and liabilities, whatsoever, whether liquidated or unliquidated, fixed or contingent, matured and unmatured, known or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity or otherwise, that the electing Holders would have been legally entitled to assert (in their own right, whether individually or collectively, or on behalf of the Holder of any Claim or Equity Security Interest or other person or entity), based in whole or in part upon any act or omission, transaction, agreement, event or other occurrence taking place or arising on or before the Effective Date, based on or in any way relating to the Debtors, the restructuring of the Debtors, the Debtors' Chapter 11 Cases, the Plan, the Disclosure Statement, any related agreements, instruments, and other documents, except for Claims arising under the Plan or any related agreements, instruments, releases, indentures, and other agreements and documents delivered thereunder.
ARTICLE XIII.

MISCELLANEOUS PROVISIONS
A.	ALLOCATION OF PLAN DISTRIBUTIONS BETWEEN PRINCIPAL AND INTEREST
To the extent that any Allowed Claim entitled to a distribution under the Plan is composed of indebtedness and accrued but unpaid interest thereon, such distribution shall, to the extent permitted by applicable law, be allocated for United States federal income tax purposes to the principal amount of the Claim first and then, to the extent the consideration exceeds the principal amount of the Claim, to the portion of the Claim representing accrued but unpaid interest.
B.	PAYMENT OF STATUTORY FEES
All fees payable under section 1930 of title 28 of the United States Code, as determined by the Court at the Confirmation Hearing, shall be paid on or before the Effective Date.  All such fees that arise after the Effective Date but before the closing of the Chapter 11 Cases shall be paid from funds otherwise available for distribution hereunder.

C.	ADMINISTRATIVE EXPENSES INCURRED AFTER THE CONFIRMATION DATE
Administrative expenses incurred by the Debtors or the Estates after the Confirmation Date, including (without limitation) Claims for Professionals' fees and expenses which are not the subject of a dispute, shall not be subject to application and may be paid by the Debtors or the Estates, as the case may be, in the ordinary course of business and without further Court approval; provided, however, that no Claims for Professional's fees and expenses incurred after the Confirmation Date shall be paid until after the occurrence of the Effective Date.
D.	SECTION 1125(E) OF THE BANKRUPTCY CODE
As of the Confirmation Date, the Debtors shall be deemed to have solicited acceptances of the Plan in good faith and in compliance with the applicable provisions of the Bankruptcy Code.  The Debtors (and each of their respective affiliates, agents, directors, officers, employees, investment bankers, financial advisors, attorneys and other professionals) have, and shall be deemed to have, participated in good faith and in compliance with the applicable provisions of the Bankruptcy Code and therefore are not and will not be liable at any time for the violation of any applicable law, rule or regulation governing the solicitation of acceptances or rejections of the Plan.
E.	RELEASE OF LIENS
The Debtors, the Reorganized Debtors and all parties-in-interest, including, without limitation, any Creditor, shall be required to execute any document reasonably requested by the other to memorialize and effectuate the terms and conditions of this Plan.  This shall include, without limitation, any execution by the Debtors or the Reorganized Debtors of UCC financing statements and the execution by Creditors of any UCC or mortgage discharges, releases or terminations, or similar documents, related to any Liens.  The Debtors and the Reorganized Debtors are authorized to file UCC termination statements on behalf of any Creditor who is requested to file a UCC termination statement and fails to promptly do so.
F.	DISSOLUTION OF THE COMMITTEE
On the Effective Date, the Committee shall dissolve automatically and all members, employees, or agents thereof shall be released and discharged from all rights and duties arising from or related to the Chapter 11 Cases; provided, that the Committee shall be deemed to remain in existence solely with respect to, and shall not be heard on any issue except, applications filed by the Professionals pursuant to sections 330 and 331 of the Bankruptcy Code.
G.	SEVERABILITY OF PLAN PROVISIONS
If, before Confirmation, the Court holds that any provision of the Plan is invalid, void or unenforceable, the Debtors, at their option, may amend or modify the Plan to correct the defect, by amending or deleting the offending provision or otherwise, or may withdraw the Plan.  The Confirmation Order shall constitute a judicial determination and shall provide that each term and provision of the Plan, as it may have been amended or modified in accordance with the foregoing, is valid and enforceable.

H.	SUCCESSORS AND ASSIGNS
The rights, benefits and obligations of any Person named or referred to in the Plan shall be binding on, and shall inure to the benefit of, any heir, executor, administrator, successor or assign of that Person.
I.	TERM OF INJUNCTIONS OR STAYS
Unless otherwise provided herein or in the Confirmation Order, all injunctions or stays in effect in the Chapter 11 Cases, either by virtue of sections 105 or 362 of the Bankruptcy Code or any order of the Court, shall remain in full force and effect until distributions contemplated by this Plan have been made and the Court has entered an order closing the Chapter 11 Cases.

J.	NOTICES TO DEBTORS
Any notice, request, or demand required or permitted to be made or provided to or upon a Debtors under the Plan shall be (i) in writing, (ii) served by (a) certified mail, return receipt requested, (b) hand delivery, (c) overnight delivery service, or (d) first class mail, and (iii) deemed to have been duly given or made when actually delivered, addressed as follows:

CAPITOL BANCORP LTD.
Capitol Bancorp Center
200 Washington Square North
Suite 320
Lansing, Michigan 48933
Attn:  General Counsel

with a copy to:
HONIGMAN MILLER SCHWARTZ AND COHN LLP
660 Woodward Avenue
2290 First National Building
Detroit, MI 48226
Attn:  E. Todd Sable

FINANCIAL COMMERCE CORPORATION
Capitol Bancorp Center
200 Washington Square North
Suite 320
Lansing, Michigan 48933

Attn:  General Counsel

with a copy to:
HONIGMAN MILLER SCHWARTZ AND COHN LLP
660 Woodward Avenue
2290 First National Building
Detroit, MI 48226
Attn:  E. Todd Sable
K.	GOVERNING LAW
Unless a rule of law or procedure is supplied by federal law (including the Bankruptcy Code and Bankruptcy Rules), the laws of (i) the State of Michigan shall govern the construction and implementation of the Plan and any agreements, documents, and instruments executed in connection with the Plan and (ii) the laws of the state of incorporation of the applicable Debtor shall govern corporate governance matters with respect to such Debtor, in either case without giving effect to the principles of conflicts of law thereof.
L.	NO STAY OF CONFIRMATION ORDER
The Confirmation Order shall contain a waiver of any stay of enforcement otherwise applicable, including pursuant to Bankruptcy Rules 3020(e) and 7026.
M.	WIND DOWN BUDGET
The Debtors shall continue to operate after the Effective Date for the limited purposes of (i) winding down their affairs, (ii) liquidating any assets not contributed to the Liquidating Trust, and (iii) providing transition services to Talmer as agreed by the Debtors (collectively, the "Wind Down"). Entry of the Confirmation Order shall constitute approval of the budget attached hereto as Exhibit C for the six month period beginning January 21, 2014 and ending July 21, 2014 (the "Wind Down Budget"). On the 15th day of each month, beginning on February 15, 2014 and ending on July 15, 2014, the Debtors shall provide the Liquidation Trustee with a comparison of the budgeted "Sources" and "Uses" to actual "Sources" and "Uses" for the prior month, in form and substance consistent with the Wind Down Budget. For the avoidance of doubt, the budgetary restrictions on Debtors are in the aggregate, and not on per line item basis, and the Debtors may reallocate funds among line items in the Wind Down Budget, in their sole discretion, so long as the Debtors do not exceed the aggregate amount of $1,500,000 as provided in the Wind Down Budget; provided, however, that (1) the amounts set forth opposite the "Salary + Benefits (6 months)" and the rent component of the "Occupancy and other (6 months)" line items of the Wind Down Budget shall be pro-rated to the extent the Debtors complete the Wind Down in less than six months and the Debtors shall not pay more than such pro-rated amounts for such line items in the Wind Down Budget; (2) the Debtors may not pay more than 100% of the amounts set forth in the Wind Down Budget for "Severance for continued employees" and "Vacation time for continuing employees"; and (3) the Debtors may not pay office rent in excess of the amounts reflected in a corresponding office lease agreement for the period covered by the Wind Down Budget. Notwithstanding any other provision of this paragraph and the Wind Down Budget: the Debtors may hire additional employees or independent contractors to assist in the Wind Down so long as the Debtors do not exceed the aggregate amount of $1,500,000 as provided in the Wind Down Budget; and, the Debtors' total expenditures following the Effective Date shall not exceed $1,500,000 without the written consent of the Liquidation Trustee. Any cash in the Estates that is not utilized by the Debtors during the period through June 30, 2014 shall be contributed to the Liquidating Trust no later than July 7, 2014.

N.	PAYMENT OF CERTAIN FEES AND EXPENSES
On the Effective Date, the Debtors shall wire transfer (or cause to be wire transferred) to members of the Committee, as directed in writing by the Committee prior to the Effective Date, (i) $160,000 from the Debtors' cash on hand and (ii) $100,000 from the Escrowed Funds (as that term is defined in the Stock Purchase Agreement by and among Talmer Bancorp, Inc., Capitol Bancorp Ltd. and Financial Commerce Corporation dated as of October 11, 2013 which was approved by the Court at Docket No. 692). The $100,000 withdrawal from the Escrowed Funds shall be funded through a pro rata deduction from the Allowed amounts of fees and expenses awarded to the Committee's Professionals pursuant to their final fee applications, such pro rata amount to be calculated based on the amount of fees and expenses awarded to each of them pursuant to their final fee applications.

Dated:  Lansing, Michigan
January 23, 2014
CAPITOL BANCORP LTD.

By:  /s/ Cristin K. Reid
Name:  Cristin K. Reid
Title:  Corporate President

FINANCIAL COMMERCE CORPORATION

By:  /s/ Cristin K. Reid
Name:  Cristin K. Reid
Title:  Corporate President

HONIGMAN MILLER SCHWARTZ AND COHN LLP
Counsel for CAPITOL BANCORP LTD.
and FINANCIAL COMMERCE CORPORATION

By: /s/ E. Todd Sable
Phillip D. Torrence (P60452)
E. Todd Sable (P54956)
Joseph R. Sgroi (P68666)
Lawrence A. Lichtman (P35403)
660 Woodward Avenue
 2290 First National Building
Detroit, MI 48226
Telephone:  (313) 465-7000

Signature Page to
 Amended Joint Liquidating Plan of Capitol Bancorp Ltd. and Financial Commerce Corporation

Exhibit A

Liquidating Trust

LIQUIDATION TRUST AGREEMENT
AND DECLARATION OF TRUST
This Liquidation Trust Agreement and Declaration of Trust (the "Liquidation Trust Agreement") is entered into as of  __________________ [_], 2014, by Capitol Bancorp Ltd. ("CBC"), Financial Commerce Corporation ("FCC"), and the Liquidation Trustee, all pursuant to the Plan, defined below.
RECITALS
A.            On the Petition Date, the Debtors filed their Chapter 11 Cases in the Court.
B.            The Debtors filed and have obtained confirmation of the Joint Liquidating Plan of Capitol Bancorp Ltd. and Financial Commerce Corporation [Docket No. ____] (as amended, modified or supplemented from time to time, the "Plan") and approval of the corresponding Disclosure Statement (the "Disclosure Statement") dated May __, 2013.
C.            Article V of the Plan provides, among other things, for the creation of the Liquidating Trust.  This Liquidation Trust Agreement is executed to establish the Liquidating Trust and to facilitate implementation of the Plan.
D.            The primary purposes of the Liquidating Trust are to (i) pursue Causes of Action, including Causes of Action under chapter 5 of the Bankruptcy Code, for the benefit of the Beneficiaries in accordance with Treasury Regulation Section 301.7701‑4(d), (ii) review and object to Claims filed in the Chapter 11 Cases, (iii) liquidate the remaining assets transferred to it on the earlier of the completion of the Sale Process, with all subsidiary banks having been sold and the closings thereon having been concluded, such that the Debtors are no longer bank holding companies (as defined under the BHCA) or the occurrence of the Sale Deadline, and (iv) distribute any proceeds as may be provided in the Plan, including any remaining Proceeds from the Sale Process, and otherwise exercise the duties of a chapter 7 trustee and debtor in possession.  The Liquidating Trust is entitled to pursue a post-liquidation holding company transaction to the extent that one can be formulated.  The Liquidating Trust shall not be operated with the objective of continuing or engaging in the conduct of a trade or business, except to the extent reasonably necessary to preserve or enhance the liquidation value of the remaining assets, and consistent with the liquidating purpose of the Liquidating Trust.
E.            This Liquidating Trust is intended to qualify as a "grantor trust" for federal income tax purposes and the Liquidation Trustee shall operate and maintain the Liquidating Trust in compliance with the guidelines for liquidating trusts as set forth in the applicable provisions of Internal Revenue Service Revenue Procedure 94-45, 1994-2 C.B. 684, and Treasury Regulation Sections 1.671-4(a) and 301.7701‑4(d) and all subsequent guidelines regarding liquidating trusts issued by the Internal Revenue Service, U.S. Treasury Department and other applicable legislative, administrative, regulatory and judicial agencies and departments.

ARTICLE I.
 DEFINITIONS
1.01	Definitions.
For purposes of this Liquidation Trust Agreement, unless the context otherwise requires, the following terms shall have the definitions indicated below, all of which definitions are substantive terms of this Liquidation Trust Agreement.  Capitalized terms used in this Liquidation Trust Agreement that are not otherwise defined herein, either below or in the recitals, have the meanings ascribed to them in the Plan or the Bankruptcy Code, as appropriate.  Defined terms include, as appropriate, all genders and the plural as well as the singular.
"Accounts" shall mean those interest-bearing accounts established by the Liquidation Trustee from time to time pursuant to Article V of this Liquidation Trust Agreement.
"Assets" shall mean all of the Debtors' right, title and interest in and to the assets of Debtor's Estates that are transferred to the Liquidating Trust in accordance with the Plan.
"Avoidance Action" means any action authorized by chapter 5 of the Bankruptcy Code.
 "Beneficiaries" shall mean the holders of an Allowed Claim or Equity Security Interest in Classes that are entitled to distribution from the Liquidating Trust as described in the Plan.
"Business Day" means any day other than a Saturday, Sunday or "Legal Holiday," as that term is defined in Bankruptcy Rule 9006(a).
"Case Professional" means a person retained and/or to be compensated pursuant to sections 326, 327, 328, 330, 503(b) and 1103 of the Bankruptcy Code during the Chapter 11 Cases to perform professional services.
"Causes of Action" means, without limitation, any and all claims, actions, adversary proceedings, causes of action, including without limitation, those arising under state law and Avoidance Actions, liabilities, obligations, rights, suits, debts, sums of money, damages, judgments and demands whatsoever, whether pending or not pending, known or unknown, disputed or undisputed, legal or equitable, absolute or contingent.
"Chapter 11 Cases" means the Chapter 11 cases of the Debtors.
"Claim" means a claim as defined in Section 101(5) of the Bankruptcy Code, including, without limitation, any right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, known or unknown; or any right to an equitable remedy for breach of performance if such breach gives rise to a right of payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured, known or unknown.
"Confirmation Order" means the order entered by the Court confirming the Plan pursuant to section 1129 of the Bankruptcy Code.

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"Court" means the United States Bankruptcy Court for the Eastern District of Michigan, and any other court with jurisdiction over the Chapter 11 Cases.
"Debtors" means CBC  and FCC.
"Disputed" shall have the same meaning as described in Article I of the Plan.
"Disputed Claims Reserve" has the meaning ascribed hereto in Section 5.01(a)(iv) of this Liquidation Trust Agreement.
 "Eligible Institution" means a depository institution organized under the laws of the United States of America or any one of its states or the District of Columbia, the deposits in which are insured by the Federal Deposit Insurance Corporation and that maintains a short-term unsecured debt rating of at least "A-l" by S&P or "P-l" by Moody's.  Notwithstanding the foregoing, an institution that has corporate trust powers and that maintains any account for the benefit of the Beneficiaries as a fully segregated trust account with the trust department of the institution shall not be required to meet the foregoing rating requirements and need only maintain a long-term unsecured debt rating of at least "Baa3" by Moody's or at least "BBB2" by S&P.
"Eligible Investments" means book-entry securities entered on the books of the applicable registrar and held in the name of the Liquidation Trustee or its nominee and negotiable instruments or securities represented by instruments in bearer or registered form (registered in the name of the Liquidation Trustee or its nominee) that evidence:
(a)	direct obligations of, or obligations fully guaranteed as to timely payment by, the United States of America or any agency thereof,
(b)	certificates of deposit (having original maturities of no more than 180 days) of depository institutions or trust companies incorporated under the laws of the United States of America or any one of its states (or domestic branches of foreign banks), subject to supervision and examination by federal or state banking or depository institution authorities, and having, at the time of the Liquidating Trust's investment or contractual commitment to invest therein, the highest short-term unsecured debt rating from either S&P or Moody's;
(c)	commercial paper (having original maturities of no more than 180 days) having, at the time of the Liquidating Trust's investment or contractual commitment to invest therein, the highest short-term rating from either S&P or Moody's;
(d)	notes (having original maturities of no more than 180 days) issued by any depository institution or trust company described in clause (b) above;
(e)	bank time deposit and demand deposit accounts (having original maturities of no more than 180 days) of depository institutions or trust companies incorporated under the laws of the United States of America or any one of its states (or domestic branches of foreign banks), subject to

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supervision and examination by federal or state banking or depository institution authorities, and having, at the time of the issuer's investment or contractual commitment to invest therein, the highest short-term unsecured debt rating from either S&P or Moody's; or
(f)	shares of entities (rated at least "AAAm" by S&P or at least "Aaa" by Moody's), commonly known as "money market" mutual funds or investment funds, the assets of which consist solely of the types of investments described in clauses (a) through (e) above.
Notwithstanding the foregoing, securities that meet the following criteria are not Eligible Investments: (a) any security to which S&P has attached the symbol "r" in its rating and (b) any security that contains a noncredit risk that the symbol "r" was intended to highlight, whether or not the security is rated.  In addition, Eligible Investments shall be limited to include only those investments that a liquidating trust, within the meaning of Treasury Regulation Section 301.77014(d), may be permitted to hold, pursuant to the Treasury Regulations, or any modification in the Internal Revenue Service guidelines, whether set forth in Internal Revenue Service rulings, other Internal Revenue Service pronouncements or otherwise.
"Equity Security Interest" shall have the same meaning as described in Article I of the Plan.
"Estates" means the estates of the Debtors created under Sections 301 and 541 of the Bankruptcy Code.
"Final Decree" means the final decree which fully and finally closes the Chapter II Cases.
"Liquidating Trust" means the liquidation trust created pursuant to this Liquidation Trust Agreement in accordance with the Plan.
"Liquidation Trust Administrative Reserve" has the meaning ascribed thereto in Section 5.01(a)(ii) of this Liquidation Trust Agreement.
"Liquidation Trustee" means Clifford Zucker.
"Moody's" means Moody's Investors Service, Inc.
"Person" shall have the same meaning as described in Article I of the Plan.
"Petition Date" means August 9, 2012, being the date on which the Debtors filed their Voluntary Petitions for relief commencing the Chapter 11 Cases in accordance with the Bankruptcy Code.
"Plan Supplement" shall have the same meaning as described in Article I of the Plan.
"Pro Rata" shall have the same meaning as described in Article I of the Plan.

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"Professional" means any professional retained by the Liquidation Trustee and the Liquidation Trust Oversight Committee.
"Register" has the meaning ascribed thereto in Section 3.02 of this Liquidation Trust Agreement.
"S&P" means Standard & Poor's, a division of The McGraw-Hill Companies.
"Trust Fund Account" has the meaning ascribed hereto in Section 5.01(a)(i) of this Liquidation Trust Agreement.
"Trust Office" means 333 Thornall Street, Edison, New Jersey 08837.
"Undeliverable Distribution" means a distribution that is returned to the Liquidation Trustee as undeliverable.
"U.S. Trustee" means the United States Trustee appointed under section 591, title 28, United States Code to serve in the Eastern District of Michigan.
1.02	Rules of Construction.
Except as otherwise expressly provided in this Liquidation Trust Agreement or unless the context otherwise clearly requires:
(a)            References to designated articles, sections, and other subdivisions of this Liquidation Trust Agreement refer to the designated article, section, or other subdivision of this Liquidation Trust Agreement as a whole and to all subdivisions of the designated article, section, or other subdivision.  The words "herein," "hereof," "hereto," "hereunder" and other words of similar import refer to this Liquidation Trust Agreement as a whole and not to any particular article, section or other subdivision of this Liquidation Trust Agreement.
(b)            Any term that relates to a document or a statute, rule, or regulation includes any amendments, modifications, supplements or any other changes that may have occurred since the document, statute, rule, or regulation came into being, including changes that occur after the date of this Liquidation Trust Agreement.
(c)            Unless a provision is restricted as to time or limited as to frequency, all provisions under this Liquidation Trust Agreement are implicitly available from time to time.
(d)            The term "including" and all its variations mean "including but not limited to." Except when used in conjunction with the word "either," the word "or" is always used inclusively (for example, the phrase "A or B" means "A or B or both," not "either A or B but not both").
(e)            All accounting terms used in an accounting context and not otherwise defined shall be construed in accordance with generally accepted accounting principles.

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(f)            In the computation of a period of time from a specified date to a later specified date or an open-ended period, the word "from" means "from and including" and the words "to" or "until" mean "to but excluding." Likewise, in setting deadlines or other periods, "by" means "on or before," and "after" means "from and after."
(g)            All capitalized terms not defined herein shall have the same meanings ascribed to them in the Plan unless stated to the contrary herein.  If there are any inconsistencies with the terms of the Plan and the Liquidation Trust Agreement, then the Plan shall control.

ARTICLE II.
 ORGANIZATION
2.01	Name.
This Liquidating Trust shall be known as the "Capitol Bancorp Ltd. Liquidation Trust," in which name the Liquidation Trustee may conduct the affairs of the Liquidating Trust.
2.02	Office.
The office of the Liquidating Trust shall be in care of the Liquidation Trustee at its Trust Office or at any other address that the Liquidation Trustee may designate by written notice to the Beneficiaries.
2.03	Declaration of Trust.
The Plan provides for the delivery to the Liquidation Trustee of all of the right, title and interest in and to the Assets in trust to and for the benefit of the Beneficiaries for the uses and purposes stated herein and in the Plan.  As of the date hereof, the Liquidation Trustee shall have all the rights, powers and duties set forth herein, in the Plan, this Liquidation Trust Agreement and pursuant to applicable law for accomplishing the purposes of the Liquidating Trust.  The Liquidation Trustee is hereby authorized to file with any governmental authority any documents necessary to establish the Liquidating Trust.
2.04	Appointment of Liquidation Trustee.
The Liquidation Trustee is hereby appointed as trustee of the Liquidating Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein and in the Plan and this Liquidation Trust Agreement.
2.05	Acceptance of Liquidating Trust.
The Liquidation Trustee accepts the Assets and agrees to hold and administer the Assets for the benefit of the Beneficiaries subject to the terms and conditions of this Liquidation Trust Agreement and the Plan.
2.06	Tax Treatment of Liquidating Trust.

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(a)            For United States federal income tax purposes, the transfer of the Assets to the Liquidating Trust pursuant to and in accordance with the Plan shall be reported as a disposition of the Assets directly to and for the benefit of the Beneficiaries immediately followed by a contribution of the Liquidation Trust Assets by the Beneficiaries to the Liquidating Trust for the benefit of the Beneficiaries.  The Beneficiaries shall be treated as the grantors and owners of the Liquidating Trust.

(b)            It is intended that the Liquidating Trust qualify as a liquidating trust under Treas. Reg. § 301.7701-4 (Procedure and Administration Regulations) and as a "grantor trust" for federal income tax purposes, and the Liquidation Trustee shall operate and maintain the trust in compliance with the guidelines for liquidating trusts as set forth in Internal Revenue Procedure 94-45, 1994-2 C.B. 684, and Treasury Regulation Section 1.671-4(a) and all subsequent guidelines regarding liquidating trusts issued by the Internal Revenue Service.

2.07	Conveyance of Trust Assets.
Except as otherwise provided by the Plan or this Liquidation Trust Agreement title to the Assets delivered to the Liquidating Trust shall pass to the Liquidating Trust free and clear of all Claims and Interests in accordance with Section 1141 of the Bankruptcy Code, except as otherwise provided in the Plan.  The Liquidating Trust is the successor to the Debtors' rights to books and records.
2.08	Nature and Purpose of the Liquidating Trust.
(a)            Purpose.  The Liquidating Trust is a liquidating trust pursuant to which, in accordance with the Plan, the Liquidation Trustee is to liquidate the Assets and object to Claims in accordance with the Plan and distribute proceeds of the Assets in accordance with Treasury Regulation Section 301.7701-4(d).  Accordingly, the primary purpose of the Liquidating Trust is to liquidate the Assets and distribute Cash or property transferred to it consistent with the objective of maximizing value without any objective to continue or engage in the conduct of a trade or business.

(b)            Manner of Acting.  The Liquidation Trustee shall oversee the administration and liquidation of the Assets in a cost-effective manner in a reasonable time subject to the limitations contained in this Liquidation Trust Agreement and the Plan.  The Liquidation Trustee shall make continuing efforts to make timely distributions and not unduly prolong the duration of the Liquidating Trust.  The liquidation of the Assets may be accomplished through the sale of Assets, the prosecution, compromise and settlement, abandonment or dismissal of any or all Claims, rights or Causes of Action, or otherwise subject to the terms of the Plan and this Liquidation Trust Agreement and distributions to Beneficiaries under the Plan.  Notwithstanding anything to the contrary contained herein, the Liquidating Trust shall not be permitted to retain cash or cash equivalents (including listed stocks or other securities) in excess of a reasonable amount to: (i) meet all distributions, Claims and contingent liabilities, (ii) pay expenses as provided in Article V of this Liquidation Trust Agreement and in the Plan, and (iii) preserve or enhance the liquidation value of the Assets during the term of the Liquidating Trust.

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(c)            Relationship.  This Liquidation Trust Agreement is intended to create a trust and a trust relationship and to be governed and construed in all respects as a trust.  The Liquidating Trust is not intended to be, and shall not be deemed to be or treated as, a general partnership, limited partnership, joint venture, corporation, joint stock company or association, nor shall the Liquidation Trustee or Beneficiaries, or any of them, for any purpose be, or be deemed to be or treated in any way whatsoever to be, liable or responsible hereunder as partners or joint venturers.  The relationship of the Beneficiaries to the Liquidation Trustee shall be solely that of beneficiaries of a trust and shall not be deemed a principal or agency relationship, and their rights shall be limited to those conferred upon them by this Liquidation Trust Agreement or the Plan.

2.09	Status of Liquidation Trustee.
(a)            With respect to all Assets, the Liquidation Trustee shall directly and indirectly be the representative of the Estates as that term is used in Section 1123(b)(3)(B) of the Bankruptcy Code and shall have the rights, duties and powers granted in this Liquidation Trust Agreement and granted to the Debtors or the Liquidation Trustee in the Plan.  The Liquidation Trustee shall be a party-in-interest as to all matters over which the Court has jurisdiction or retains jurisdiction under the Plan.

(b)            The Liquidation Trustee shall not and is not authorized to engage in any trade or business with respect to the Assets or any proceeds therefrom, except to the extent reasonably necessary to, and consistent with, the liquidating purpose of the Liquidating Trust.  The Liquidation Trustee shall assume all of the fiduciary responsibilities, duties and obligations previously undertaken by the Debtors, the Debtors' board of directors, managers, general partners and officers that arise after the date hereof and those of a chapter 7 trustee for all creditors of both Debtors.  The Liquidation Trustee will owe the fiduciary duties of the Debtors and those of a chapter 7 trustee to all the Beneficiaries.  The Liquidation Trustee is empowered and authorized to satisfy such responsibilities, duties and obligations without the necessity of corporate authority from the Debtors.

(c)            The Liquidation Trustee shall not pay any professional fees and expenses from the Liquidation Trust Administrative Reserve except in accordance with this Liquidation Trust Agreement or the Plan.

ARTICLE III.
 BENEFICIARIES
3.01	Rights of Beneficiaries.
Each Beneficiary shall be entitled to participate in the rights due to a Beneficiary hereunder.  Each Beneficiary shall have an uncertificated beneficial interest subject to all of the terms and provisions of this Liquidation Trust Agreement.  The interest of a Beneficiary of the Liquidating Trust is in all respects personal property, and upon the death, insolvency or incapacity of an individual Beneficiary, such Beneficiary's interest shall pass to the legal representative of such Beneficiary and such death, insolvency or incapacity shall not terminate or affect the validity of this Liquidation Trust Agreement.  A Beneficiary shall have no title to, right

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to, possession of, management of, or control of, the Assets except as herein expressly provided.  No surviving spouse, heir or devisee of any deceased Beneficiary shall have any right of dower, homestead, or inheritance, or of partition, or any other right, statutory or otherwise, in the Assets, but the whole title to all the Assets shall be vested in the Liquidation Trustee and the sole interest of the Beneficiaries shall be the rights and benefits given to such persons under this Liquidation Trust Agreement.
3.02	Limit on Transfer of Interests of Beneficiaries.
The interest of a Beneficiary in the Liquidating Trust shall not be transferable except (i) pursuant to applicable laws of descent and distribution (in the case of a deceased individual Beneficiary), (ii) by operation of law, (iii) to the extent caused by a transfer of such Beneficiary's Claim or Interest as provided in Federal Rule of Bankruptcy Procedure 3001, or (iv) as set forth in the Plan (the "Permitted Transferees").  The Liquidation Trustee shall cause to be kept a register (the "Register"), which may be the claims docket filed with the Court or a distribution matrix, that shall provide for the recordation of the beneficial interests of the Beneficiaries.  The Register shall be kept at the Trust's Office and/or his professionals.
3.03	No Legal Title in Beneficiaries.
No transfer by operation of law or otherwise, of the right, title and interest of any Beneficiary in and to the Assets or hereunder shall operate to terminate this Liquidating Trust or entitle any successor or transferee of such Beneficiary (other than Permitted Transferees) to an accounting or to the transfer to it of legal title to any part of the Assets.
ARTICLE IV.
 THE LIQUIDATION TRUSTEE
4.01	Appointment and Tenure of Liquidation Trustee.
The Liquidation Trustee shall be Clifford Zucker.
4.02	Tenure, Removal, and Replacement of the Liquidation Trustee.
The authority of the Liquidation Trustee shall be effective as of the date hereof and shall remain and continue in full force and effect until the Liquidating Trust is terminated in accordance with Section 6.01.  The service of the Liquidation Trustee shall be subject to the following:
(a)            The Liquidation Trustee shall serve until death, resignation pursuant to subsection (b) below, or removal pursuant to subsection (c) below;

(b)            The Liquidation Trustee may resign at any time by providing a written notice of resignation to the Liquidation Trust Oversight Committee.  Such resignation shall be effective when a successor is appointed as provided herein or within thirty (30) days after the date of the written notice of resignation, whichever is earlier.  If a Liquidation Trustee is unwilling or unable to serve by virtue of his inability to perform his duties under this Agreement, due to death, illness, or other physical or mental disability, or is removed other than for cause,

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subject to a final accounting, such trustee shall be entitled to all accrued and unpaid fees, reimbursement, and other compensation, to the extent incurred or arising or relating to events occurring before such removal, and to any out-of-pocket expenses reasonably incurred in connection with the transfer of all powers and duties and all rights to any successor Liquidation Trustee;

(c)            The Liquidation Trustee may be removed: (i) upon unanimous vote of the Liquidation Trust Oversight Committee or (ii) for cause upon motion to the Court by a party-in-interest in the Chapter 11 Cases, including the Liquidation Trust Oversight Committee.  If the Liquidation Trustee is removed for cause, it shall not be entitled to any accrued but unpaid fees, reimbursements or other compensation under the Plan, this Liquidation Trust Agreement or otherwise.  Under the Plan and this Liquidation Trust Agreement the term "cause" shall mean (a) the trustee's gross negligence or willful misconduct; (b) breach of duty; (c) failure to perform his duties under this Agreement; or (d) the trustee's misappropriation or embezzlement of any assets belonging to the trust or the proceeds thereof;

(d)            In the event of a vacancy in the position of the Liquidation Trustee, the Liquidation Trust Oversight Committee, by majority vote, shall promptly select and appoint the successor Liquidation Trustee.  Upon the selection of the successor Liquidation Trustee, the successor Liquidation Trustee shall tender and file with the Court and serve on parties in interest a notice of appointment, which notice shall include the name, address, and telephone number of the successor Liquidation Trustee;

(e)            Immediately upon appointment of any successor Liquidation Trustee, all rights, powers, duties, authority, and privileges of the predecessor Liquidation Trustee hereunder shall be vested in and undertaken by the successor Liquidation Trustee without any further act and the predecessor Liquidation Trustee shall no longer have any rights, powers, duties, authority, privileges, or responsibilities hereunder; and the successor Liquidation Trustee shall not be liable personally for any act or omission of the predecessor Liquidation Trustee; and the predecessor Liquidation Trustee shall not be liable personally for any act or omission of the successor Liquidation Trustee and upon such appointment, the resigning Liquidation Trustee shall deliver all documents in its possession to the successor Liquidation Trustee; and

(f)            Upon the resignation of the Liquidation Trustee and the appointment of a successor, the resigning Liquidation Trustee shall, if applicable, convey, transfer, and set over to the successor by appropriate instrument or instruments all of the funds, if any, then unconveyed or otherwise undisposed of and all other assets then in its possession and held hereunder.

4.03	Acceptance of Appointment by Successor Liquidation Trustee.
Any successor Liquidation Trustee appointed hereunder shall execute an instrument accepting such appointment and assuming all of the obligations of the predecessor Liquidation Trustee hereunder and thereupon the successor Liquidation Trustee shall, without any further act, become vested with all the estates, properties, rights, powers, trusts, and duties of its predecessor in the Liquidating Trust hereunder with like effect as if originally named herein; but the predecessor Liquidation Trustee nevertheless shall, if applicable, when requested in writing by the successor Liquidation Trustee, execute and deliver an instrument or instruments conveying

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and transferring to such successor Liquidation Trustee upon the trust herein expressed, all the estates, properties, rights, powers and trusts of such predecessor Liquidation Trustee, and shall immediately assign, transfer, and deliver to such successor Liquidation Trustee all property and money held hereunder.
4.04	Authority.
Subject to any limitations contained in, or as otherwise provided by this Liquidation Trust Agreement or in the Plan, the Liquidation Trustee shall have the following powers and authorities, by way of illustration and not of limitation:
(a)            receive, manage, invest, supervise and protect the Assets;

(b)            pay taxes or other obligations incurred by the Liquidating Trust;

(c)            preparation and filing of tax returns on behalf of the Debtors, the Estates, and the Liquidating Trust, including the right to request a determination of tax liability as set forth in section 505 of the Bankruptcy Code;

(d)            prosecution and resolution of Causes of Action, if any;

(e)            payment of United States Trustee fees, to the extent applicable;

(f)            filing of status reports with the Court or other parties-in-interest on a quarterly basis including a summary of any disbursements or receipts;

(g)            any duty of care, loyalty or other duty imposed or imputed by law;

(h)            responding to inquiries of creditors;

(i)            collecting and liquidating the Assets;

(j)            without limitation, to do any and all things necessary to accomplish the purposes of this Liquidation Trust Agreement subject to and consistent with the Plan and other duties of a chapter 7 trustee;

(k)            make or cause to be made distributions of Assets or proceeds of Assets to Beneficiaries; and

(l)            assume, assign or reject executory contracts of the Debtors as provided in the Plan.

4.05	Limitation of Authority
Notwithstanding the power and authority granted to the Liquidation Trustee, the Liquidation Trustee shall from time to time report all material matters to the Liquidation Trust Oversight Committee.
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4.06	Court Approval
In addition, the Liquidation Trustee shall have the right to seek Court approval of any action to be undertaken by the Liquidating Trust, but shall not be required to do so unless the Liquidation Trustee is otherwise required to do so in accordance with this Liquidation Trust Agreement and the Plan or determines, in his sole discretion, that Court approval is necessary.  In the case of settlement of Causes of Action or objections to claims where the amount in controversy equals or exceeds $100,000, the Liquidation Trustee must obtain authorization from the Court pursuant to Fed.R.Bankr. 9019, following notice to the Liquidation Trust Oversight Committee and all parties requesting notice post-confirmation.  The Liquidation Trust Oversight Committee and each creditor or party in interest individually shall have standing to object to any such settlement.  With respect to all Causes of Action or objections to Claims less than $100,000, the Liquidation Trustee shall have the right to control and settle such actions; provided, however, the Liquidation Trustee shall consult with the Liquidation Trust Oversight Committee prior to and in connection with any such settlement.
4.07	Establishment of the Liquidation Trust Oversight Committee.
(a)            The Liquidation Trust Oversight Committee shall be appointed in accordance with and exercise the duties set forth in this Liquidation Trust Agreement, which duties shall be in the nature of and/or include advising the Liquidation Trustee with respect to administration of and actions pertaining to the Liquidating Trust.  The Liquidation Trust Oversight Committee shall consist of three (3) members, two (2) of whom shall be selected by the Committee and one (1) of whom shall be selected by the Board of Directors of CBC. Any vacancy in a position on the Liquidation Trust Oversight Committee selected by the Board of Directors of CBC may be filled by the Board of Directors of CBC.  Any vacancy in a position on the Liquidation Trust Oversight Committee selected by the Committee may be filled by the remaining member of the Liquidation Trust Oversight Committee who was selected by the Committee.

(b)            The initial members of the Liquidation Trust Oversight Committee, as designated in the Plan Supplement are:  Michael Messersmith, FTI Consulting, Inc. and Cristin K. Reid.

(c)            The purpose of the Liquidation Trust Oversight Committee shall be to oversee the liquidation and distribution of the Assets by the Liquidation Trustee, in accordance with the terms of this Liquidation Trust Agreement, the Plan and Confirmation Order.

(d)            Except as provided in Section 4.02(c)(i) and 4.07(i), the affirmative vote of a majority of the members of the Liquidation Trust Oversight Committee shall be the act of the Liquidation Trust Oversight Committee with respect to any matter that requires the determination, consent, approval or agreement of the Liquidation Trust Oversight Committee. In all matters submitted to a vote of any Liquidation Trust Oversight Committee, each Liquidation Trust Oversight Committee member shall be entitled to cast one vote, which vote shall be cast personally by such Liquidation Trust Oversight Committee member or by proxy.  Votes shall only be taken after a meeting upon notice of all members of the Liquidation Trust Oversight Committee, which may be attended in person or telephonically.

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(e)            Each member of the Liquidation Trust Oversight Committee may be reimbursed by the Liquidation Trustee for its actual reasonable out-of-pocket expenses incurred for serving on the Liquidation Trust Oversight Committee; provided, however, that such reimbursements shall not include reimbursement for counsel to assist such member in connection with his or her service on any Liquidation Trust Oversight Committee.

(f)            The members of the Liquidation Trust Oversight Committee shall each owe the same fiduciary duties to all Beneficiaries of both estates as are owed by the Liquidation Trustee.

(g)            In the event a member of the Liquidation Trust Oversight Committee believes there is a conflict of interest, breach of duty or abuse of process in respect of the Liquidation Trust Oversight Committee's or Liquidation Trustee's handling of a matter, that member may petition the Court to resolve the same, upon motion to the Court and notice to parties in interest and shall be entitled to payment of reasonable attorneys' fees by the Liquidating Trust from the Assets provided such attorneys used shall not have been involved in these cases as of the date hereof.

(h)            In the event of an actual conflict of interest between the Liquidation Trustee as to a matter it is handling and a claim, right, defense or interest of a member of the Liquidation Trustee Oversight Committee, the Liquidation Trustee will seek Court approval, after notice and opportunity for hearing, of any proposed resolution, disposition or settlement of such claim, right, defense or interest.  For purposes of subparagraphs (g) and (h) of this Section 4.07, a conflict of interest of any member of the Board of Directors of CBC or FCC is imputed to each member of the Liquidation Trust Oversight Committee designated by the Board of Directors of CBC and a conflict of interest of the Committee is imputed to the member of the Liquidation Trust Oversight Committee designated by the Committee.

(i)            Notwithstanding anything to the contrary herein, the Liquidating Trustee shall not approve any Toggle Option (as defined in the Plan) proposed by the Debtors without the unanimous consent of the Liquidation Trust Oversight Committee.

(j)            Notwithstanding anything to the contrary herein, the Liquidation Trust Oversight Committee may only retain counsel for the limited purpose of seeking removal of the Liquidating Trustee for cause pursuant to section 4.02(c)(ii).

4.08	Approval of the Liquidation Trust Oversight Committee.
The Liquidation Trust Oversight Committee shall direct the Liquidating Trust to invest its corpus in prudent investments in compliance with Bankruptcy Code Section 345 of the Bankruptcy Code, and may require a fidelity bond from the Liquidation Trustee in a reasonable amount.
4.09	Compensation and Reimbursement of Liquidation Trustee and Post-Confirmation Professionals and Payment of Other Expenses.
(a)            The Liquidation Trustee shall be reasonably compensated for its services until this Liquidation Trust Agreement is terminated.   The Liquidation Trustee is authorized,

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subject to the approval of the Liquidation Trust Oversight Committee, to hire Professionals necessary to perform the duties of the Liquidation Trustee under the Liquidation Trust Agreement.

(b)            The Liquidation Trustee shall be entitled to compensation, to be paid from the Assets, for services rendered, and to payment or reimbursement of expenses as follows: (i) a flat fee of $50,000.00 payable out of the Assets (or proceeds of Assets) on or as soon as reasonably practicable after the Effective Date; (ii) an amount equal to 3% of all Assets (or proceeds of Assets) contributed  to or realized by the Liquidating Trust; and (iii) reimbursement of actual, reasonable, out-of-pocket expenses of the Liquidating Trustee.  Professionals retained by the Liquidation Trustee and the Liquidation Trust Oversight Committee, including, but not limited to, attorneys, advisors, expert witnesses and financial consultants, shall be entitled to reasonable compensation, to be paid from the Assets (or proceeds of Assets), for services rendered and expenses incurred as agreed by the Liquidation Trustee, subject to the consent of the Liquidation Trust Oversight Committee.  The fees and expenses of the Liquidation Trustee and any Professional shall be paid and reimbursed in accordance with Section 5.01(a)(ii) of this Liquidation Trust Agreement.  Payment of such fees shall not require Court approval; provided, however, each month, any Professionals retained by the Liquidation Trustee or the Liquidation Trust Oversight Committee shall prepare and serve monthly fee statements on the Liquidation Trustee, the Liquidation Trust Oversight Committee, and the United States Trustee (the "Fee Notice Parties").  If no written objection to the payment of the requested Professional fees is served by one of the Fee Notice Parties on the Professional requesting payment of Professional fees and the other Fee Notice Parties within ten (10) days following the date of service of such monthly fee statements, the Liquidation Trustee shall immediately pay the Professional fees.  If an objection is timely served by one of the Fee Notice Parties on the Professional requesting payment of Professional fees and the other Fee Notice Parties, and such objection is not resolved within thirty (30) days of being served, then the objection shall be brought before the Court by Motion filed by the Professional seeking payment of Professional fees.  The Court shall retain jurisdiction to address any such objections.  If an objection is filed to only a portion of any Professional fees and/or costs, the undisputed portion of the Professional's expenses and costs shall be paid immediately by the Liquidation Trustee.

(c)            Case Professionals shall be paid for fees and expenses incurred during the Chapter 11 Cases in accordance with the Plan.

4.10	No Implied Obligations.
No other further covenants or obligations shall be implied into this Liquidation Trust Agreement.  The Liquidation Trustee shall not be responsible in any manner whatsoever for the correctness of any recital, statement, representation, or warranty herein, or in any documents or instrument evidencing or otherwise constituting a part of the Assets.
4.11	Unknown Property and Liabilities.
The Liquidation Trustee shall be responsible for only that property delivered to it, and shall have no duty to make, nor incur any liability for failing to make, any search for unknown property or for any liabilities.

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4.12	Reports.
The Liquidation Trustee shall file and serve quarterly reports showing the activities of the Liquidating Trust for the preceding three month period; including without limitation the following information:  all revenues received by the Liquidating Trust, all expenses of the Liquidating Trust, the assets and liabilities of the Liquidating Trust, a detail of any changes in the Assets of the Liquidating Trust and any material action taken by the Liquidation Trustee.
ARTICLE V.
 ADMINISTRATION OF THE TRUST
5.01	Establishment of Accounts for Distributions pursuant to the Plan.
(a)            Creation of Accounts and Reserves.

(i)            The Liquidation Trustee, on behalf of the Beneficiaries shall establish and maintain the Trust Fund Account in the name of the Liquidation Trustee at an Eligible Institution as a segregated trust interest bearing account accessible only by the Liquidation Trustee, which shall be identified as the "Trust Fund Account for the Capitol Bancorp Ltd. Liquidation Trust" and shall bear a designation clearly indicating that the funds deposited therein are held on behalf of Beneficiaries.

(ii)            The Liquidation Trustee shall establish and maintain the Liquidation Trust Administrative Reserve to pay the Liquidation Trustee, and Professionals retained by the Liquidation Trustee, including attorneys, financial consultants and other advisors, expert witnesses fees, storage, rental and office administrative costs, costs of temporary employees, or others utilized by the Liquidation Trustee to fulfill its duties, including the sale of Assets, Claims reconciliation, pursuing Causes of Action and making distributions.  Moreover, the Liquidation Trust Administrative Reserve shall not fund any fees or expenses of any of Debtors' professionals or employees, unless such professionals or employees are retained by the Liquidation Trustee, subject to the consent of the Liquidation Trust Oversight Committee.  The Liquidation Trustee will determine the amount of the Liquidation Trust Administrative Reserve.

(iii)            The Liquidation Trustee shall establish and maintain the Disputed Claims Reserve in accordance with Article 5.04(b) of this Liquidation Trust Agreement on account of holders of Disputed Claims which become Allowed.  The Liquidation Trustee shall determine the amount held in the Disputed Claims Reserve.   Any excess amount remaining in the Disputed Claims Reserve after all Disputed Claims have been resolved, shall be distributed in accordance with Section 5.04 of this Liquidation Trust Agreement.

(iv)            The Liquidation Trustee shall not be required to, but is authorized to, establish separate accounts relating to the Liquidation Trust Administrative Reserve or the Disputed Claims Reserve, but shall keep accurate accountings of such funds.

(v)            The Liquidation Trustee may establish and maintain at an Eligible Institution such additional accounts as may be appropriate to carry out its duties and functions under this Liquidation Trust Agreement and the Plan.

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(vi)            Notwithstanding anything to the contrary herein or in the Plan, distributions to Beneficiaries of Assets (or proceeds of Assets) contributed to the Liquidating Trust shall be made in the following order:

A.	The first $575,000 of distributions shall be made, pro rata, to members of the Official Committee of Unsecured Creditors of Capitol Bancorp Ltd., et al. on account of fees and expenses (including fees and expenses of their counsel and advisors) incurred by such members through the Effective Date of the Plan;
B.	Next, pro rata to the holders of the Class 1 – Senior Note Claims, Class 2 - Trust Preferred Securities Claims, and Class 4 – General Unsecured Claims until such time as the holders of the Class 1 – Senior Note Claims have received an aggregate distribution of $3,250,000; provided, however, that the distributions on account of the Class 2 – Trust Preferred Securities Claims shall be made directly to the holders of the Senior Note Claims until such time as the holders of the Senior Note Claims have received an aggregate distribution of $3.25 million; and
C.	For all remaining Assets (or proceeds of Assets), pro rata to the holders of the Class 1 – Senior Note Claims, Class 2 - Trust Preferred Securities Claims and Class 4 - General Unsecured Claims; provided, however, that the Indenture Trustees shall exercise their respective Charging Liens against the distributions on account of the Class 2 - Trust Preferred Securities Claims pursuant to this subsection (C) for any unpaid fees and expenses of the Indenture Trustees through the Effective Date of the Plan until such fees and expenses are paid in full; provided, further, however, that after the fees and expenses of each Indenture Trustee through the Effective Date of the Plan are paid in full, distributions on account of the Class 2 - Trust Preferred Securities Claims for which such Indenture Trustee serves as Indenture Trustee shall be made directly to the holders of the Class 1 - Senior Note Claims until such Senior Note Claims are paid in full; provided, further, however that after the Class 1 – Senior Note Claims are paid in full, distributions shall be made pro rata to the holders of the Class 2 – Trust Preferred Securities Claims and the Class 4 – General Unsecured Claims until such claims are paid in full.
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5.02	Accounts, Eligible Investments.
Funds on deposit in the Accounts may be invested by the Liquidation Trustee in Eligible Investments selected by the Liquidation Trustee, subject to the approval of the Liquidation Trust Oversight Committee, that shall mature so that they shall be available by 12:00 noon (Eastern Time) on the day immediately preceding a distribution.  All Eligible Investments shall be held by the Liquidating Trust on behalf of the Beneficiaries.  Eligible Investments may include investments for which corporations related to the Liquidation Trustee or an affiliate of such persons provides services.
5.03	Maintenance of Accounts.
The Liquidation Trustee shall possess all right, title and interest in and to all funds on deposit in, and all Eligible Investments, if any, credited to, and in all proceeds of, the Accounts.  The Accounts shall be under the sole dominion and control of the Liquidation Trustee on behalf of the Beneficiaries.  If, at any time, any Account is held by an institution other than an Eligible Institution, the Liquidation Trustee shall within five (5) Business Days establish a new Account meeting the conditions for that account in Section 5.01 and shall transfer any cash and any investments to such new account.  The Liquidation Trustee shall be the sole Person with authorization to withdraw any amount from any Account.
5.04	Distribution Procedures.
(a)            Timing of Distributions. The Liquidation Trustee shall make distributions to Beneficiaries as soon as administratively practicable.  Interim distributions shall be made as and when reasonably practicable, as determined by the Liquidation Trustee in good faith, provided, however, the Liquidation Trustee will distribute at least annually to the Beneficiaries the net income of the Liquidating Trust plus all net proceeds from the liquidation of Assets in excess of the amounts reasonably necessary to maintain the value of the Assets or to meet claims or contingent liabilities (including Disputed Claims).  When making an interim distribution, the Liquidation Trustee will confirm that there are sufficient funds in the Liquidation Trust Administrative Reserve and in the Disputed Claims Reserve.

(b)            No Distributions to Disputed Claims.

(i)            No payments or distributions shall be made with respect to all or any portion of a Claim until the same has become an Allowed Claim either as a result of (i) having been scheduled by the Debtors in an amount that is nondisputed, noncontingent and liquidated and to which no objection is filed by the Debtors or the Liquidation Trustee, subject to the restriction of section 502(d) (ii) having filed a proof of claim to which no objection is filed by the Debtors or the Liquidation Trustee, subject to the restrictions of 502(d), or (iii) having been subject to an objection filed by the Debtors or the Liquidation Trustee and determined by entry of a Final Order, at which time prompt payment of the Allowed Claim will be made with no interest thereon.  In lieu of making such distribution to such person, the distribution shall be accounted for in the Disputed Claims Reserve.  If a Disputed Claim becomes a Disallowed Claim, the payments withheld, and interest earned thereon, pursuant to this paragraph will be

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returned to the Trust Fund Account to be distributed to holders of Allowed Claims on a pro rata basis.

(ii)            On any date that distributions are to be made on account of Allowed Claims and after making all distributions to be made on any such date under the Plan, the Liquidation Trustee shall make a reasonable reserve on account of Disputed Claims and shall adjust the reserve periodically, which shall be no less than the amount of the Disputed Claims multiplied by the Pro Rata distribution to be made on account of Allowed Claims.  If a Claim has been estimated under section 502(c) of the Bankruptcy Code, the amount of the claim reserve will be based on the unpaid claim estimate.  Such Disputed Claims Reserve shall be administered by the Liquidation Trustee.  The reserve shall be closed and extinguished by the Debtors upon the determination that all distributions and other dispositions of Cash, or other distributions required to be made under the Plan have been made in accordance with the terms of the Plan.  Upon closure of a Disputed Claims Reserve, all Cash shall be subject to redistribution, in accordance with the provisions of the Plan.

(c)            Except as otherwise expressly provided in the Plan or the Liquidation Trust Agreement, any Claim not deemed filed pursuant to Section 1111(a) of the Bankruptcy Code or timely filed pursuant to the Bankruptcy Code, Bankruptcy Rules, any applicable order of the Court or the provisions of the Plan, shall, based on stipulation or order of the Court entered after motion upon notice to the interested parties: (a) not be treated as an Allowed Claim and (b) be expunged from the Claims registers in the Chapter 11 Cases.

(d)            Manner of Payments Under the Liquidating Trust.  Payments to be made by the Liquidation Trustee pursuant to this Liquidation Trust Agreement shall be made in Cash or by check drawn from the Account.  Distributions to holders of Allowed Claims shall be made by the Liquidation Trustee: (i) at the addresses set forth on the proofs of claims filed with the Court in the Chapter 11 Cases by such holders; (ii) at the addresses set forth in any written notices of address changes delivered to the Liquidation Trustee by such holders after the date of filing of any related proof of claim (in which event the notice of change will supersede and replace the address set forth on the related proof of claim and any address set forth in the Debtors' bankruptcy schedules); or (iii) at the addresses reflected in the Debtors' bankruptcy schedules if no proof of claim has been filed and the Liquidation Trustee has not received a written notice of a change of address.  Notwithstanding anything to the contrary herein, any distributions to holders of Trust Preferred Securities Claims shall be made to the appropriate indenture trustee for the Trust Preferred Securities and shall be distributed by the indenture trustees for the Trust Preferred Securities in accordance with the Indentures and the Trusts.

(e)            Fractional Cents.  No payment of fractional cents shall be made pursuant to this Liquidation Trust Agreement. Whenever any payment of a fraction of a cent under this Liquidation Trust Agreement would otherwise be required, the actual Distribution made shall reflect a rounding of such fraction to the nearest whole penny (up or down), with half cents or more being rounded up and fractions less than half of a cent being rounded down.

(f)            De Minimis Interim Distribution.  If the amount distributable to a holder of an Allowed Claim would be less than $25.00 in the aggregate considering the distributions from the applicable Account for such Beneficiary (such distribution amount of less than $25.00,

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a "De Minimis Interim Distribution"), then the Liquidation Trustee shall not make the De Minimis Interim Distribution, but rather shall hold the De Minimis Interim Distribution in reserve until such time as the aggregate amounts distributable to such holder of an Allowed Claim, combined, as of the next distribution, equals or exceeds $25.00, but in all events not later than the final distribution.  Notwithstanding the foregoing, if the De Minimis Interim Distribution does not equal or exceed $25.00 prior to the date of the final distribution, then the Liquidation Trustee shall distribute such amount during the final distribution.

(g)            Undeliverable Distributions.

(i)            If any Allowed Claim holder's distribution is returned to the Liquidation Trustee as undeliverable, no further distributions to such holder shall be made unless and until the Liquidation Trustee is notified in writing of such holder's then current address, at which time all missed distributions shall be made to such holder without interest. Any Undeliverable Distribution made by the Liquidation Trustee shall be held for redistribution under the Plan.  All claims for Undeliverable Distributions must be made on or before six months after the distribution is made, after which date all unclaimed property shall revert to the Liquidation Trustee free of any restrictions thereon, and the Claim of any holder or successor to such holder with respect to such property shall be discharged and forever barred notwithstanding any federal or state escheat laws to the contrary. Nothing contained in the Plan shall require the Liquidation Trustee or any professional retained by the foregoing to attempt to locate any holder of an Allowed Claim.

(ii)            Checks issued by the Liquidation Trustee on account of Allowed Claims shall be null and void if not negotiated within ninety (90) days after the date of issuance thereof.  After such date, all Claims in respect of void checks shall be forever barred, and the proceeds of such checks shall revest in the Liquidation Trustee and be subject to redistribution, as appropriate, in accordance with this Liquidation Trust Agreement.

5.05	Interest on Distributions.
Any interest earned by the funds in the Accounts shall inure to the benefit of the Liquidating Trust generally, and not specifically for any party.  Beneficiaries are not entitled to interest on their claims with the exception of their pro rata share of any interest earned by the funds in the Accounts after payment of expenses that are distributed to holders of Allowed Claims generally.
5.06	Limitations on Liquidation Trustee.
(a)            The Liquidation Trustee shall not at any time, on behalf of the Liquidating Trust or Beneficiaries, (i) enter into or engage in any trade or business, and no part of the Assets or the proceeds, revenue or income therefrom shall be used or disposed of by the Liquidating Trust in furtherance of any trade or business, except to the extent reasonably necessary to preserve and enhance the liquidation value of the Assets or (ii) except as provided below, reinvest any assets.

(b)            All moneys and other assets received by the Liquidation Trustee shall, until distributed or paid over as herein provided, be held in trust for the benefit of the

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Beneficiaries, but need not be segregated from other Assets, unless and to the extent required by law or as otherwise specified in this Liquidation Trust Agreement.

(c)            The Liquidation Trustee shall be restricted to the holding, collection, conservation, protection and administration of the Assets in accordance with the provisions of this Liquidation Trust Agreement, and the payment and distribution of amounts as set forth herein for the purposes set forth in this Liquidation Trust Agreement.

5.07	Further Authorization.
The Liquidation Trustee shall be entitled to seek such orders, judgments, injunctions and rulings as the Liquidation Trustee deems necessary to carry out the intentions and purposes, and to give full effect to the provisions of the Plan and this Liquidation Trust Agreement.  In the event of any conflict between the terms hereof and the terms of the Plan as modified and confirmed by the Confirmation Order, the latter shall control.
5.08	Withholding and Reporting Requirements.
In connection with the Plan and this Liquidation Trust Agreement and all distributions hereunder, the Liquidation Trustee shall comply with all applicable tax withholding and reporting requirements imposed by any federal, state, provincial, local or foreign taxing authority, and all distributions hereunder shall be subject to any such withholding and reporting requirements.  The Liquidation Trustee shall be authorized to take any and all actions that may be necessary or appropriate to comply with such withholding and reporting requirements.  Notwithstanding any other provision of the Plan or this Liquidation Trust Agreement, each Beneficiary that is to receive a distribution from the Account shall have sole and exclusive responsibility for the satisfaction and payment of any tax obligations imposed by any governmental unit, including income, withholding and other tax obligations, on account of such distribution.
5.09	Determination of Tax Information With Respect to Allowed Claims.
Prior to making any distribution to a Person or Entity that is a Beneficiary on account of, and/or a holder of, an Allowed Claim pursuant to this Liquidation Trust Agreement, in the event the Liquidating Trust has not already been provided with a valid, properly completed Internal Revenue Service ("IRS") Form W-9 or a valid, properly completed IRS Form W-8BEN, W-8ECI, W-8EXP or W-8IMY (any successor, or otherwise applicable, form) (individually, an "IRS Form" and, collectively, the "IRS Forms"), as applicable, for the Beneficiary, the Liquidating Trust must request that such Beneficiary provide the Liquidating Trust with the applicable valid, properly completed IRS Form, and the Liquidating Trust need not, but may, make any distribution to such Beneficiary until the Liquidating Trust receives from such Beneficiary a valid, effective IRS Form that is applicable to such distribution.  The Liquidation Trustee may in good faith rely upon the information received for the purposes of satisfying the Liquidation Trustee's tax reporting obligations.  Such tax information shall be treated as confidential and shall only be disclosed as necessary to taxing authorities.  If 90 days elapses and the Liquidation Trustee is unable to obtain a valid, properly completed IRS Form after a request, then the claimant shall not be entitled to a distribution from the Trust Fund Accounts.

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5.10	Tax Returns/Tax Matters.
(a)            The Liquidation Trustee shall file all tax returns, tax reporting, and other filings with governmental authorities on behalf of the Liquidating Trust and the Assets it holds for time periods ending on or before termination of this Liquidating Trust.  Subject to definitive guidance from the Internal Revenue Service or a court of competent jurisdiction to the contrary (including the issuance of applicable Treasury Regulations, the receipt by the Liquidation Trustee of a private letter ruling if the Liquidation Trustee so requests one, or the receipt of an adverse determination by the Internal Revenue Service upon audit if not contested by the Liquidation Trustee) the Liquidation Trustee shall file tax returns for the Liquidating Trust as a grantor trust pursuant to Treasury Regulations Section 1.671-4(a).  The Liquidation Trustee's filings shall also include requests for determination of tax under Section 505(b) of the Bankruptcy Code (to the extent applicable) and responses to any tax audits, solely with respect to the Assets.  The Liquidation Trustee shall make available such information to the Beneficiaries as shall enable them to properly file their separate tax returns and withhold and pay over any amounts required by tax law.

(b)            The Liquidation Trustee is authorized to withhold or pay over any amounts required by law (including tax law) to be withheld or paid in connection with the transfer and assignment of the Assets to the Liquidating Trust pursuant to the Plan.  The Liquidation Trustee is further entitled to deduct any United States federal or applicable state withholding taxes from any payments made with respect to Allowed Claims, as appropriate, and shall otherwise comply with Section 346 of the Bankruptcy Code.

(c)            The Liquidation Trustee shall determine the fair market value of the Assets upon receipt and, to the extent necessary, such determined fair market value shall be used by the Liquidating Trust, the Liquidation Trustee and the Beneficiaries for all federal income tax purposes.

(d)            The Liquidation Trustee shall timely file any and all Debtor tax returns or requests for extension, including, but not limited to, timely filing (i) all information returns (e.g., IRS Forms W-2 and 1099, as appropriate), (ii) all tax returns or requests for extension that either Debtor would have filed prior to their fiscal year end if they had not dissolved and (iii) all documents necessary and appropriate to request refunds of taxes owed to the Debtors' Estates.

5.11	Remaining Funds.
If any distribution check is not timely cashed by the recipient, and there are more than $15,000 in aggregate funds remaining when the case is otherwise fully administered, the Liquidation Trustee shall make a subsequent final Pro Rata distribution to the holders of Allowed Claims whose distributions have been claimed and not been returned.  If there is less than $15,000 in aggregate funds remaining when the case is otherwise fully administered, the Liquidation Trustee may donate the remaining funds to a certified 503(c) charitable non-profit organization.
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ARTICLE VI.
 DURATION OF LIQUIDATING TRUST
6.01	Duration of Liquidating Trust.
This Liquidating Trust shall terminate on the date upon which all of the Assets have been distributed to the Beneficiaries and all of the necessary tax returns have been prepared and filed; provided, however, that the Liquidating Trust shall terminate no later than the fifth (5th) anniversary of the date hereof; and provided further, however, that prior to such termination date, the Liquidation Trustee may seek multiple fixed-term extensions of such termination date from the Court if the extension is necessary for the liquidating purposes of the Liquidating Trust.  Any such extension must be obtained at least three (3) months before the expiration of the original term and each extended term.
6.02	Closing of Chapter 11 Cases.
When each Disputed Claim filed against each of the Debtors has become an Allowed Claim or a disallowed Claim, and all Cash and property has been distributed in accordance with the terms of the Plan and this Liquidation Trust Agreement the Liquidation Trustee shall seek authority from the Court to close the Chapter 11 Cases in accordance with the Bankruptcy Code and the Bankruptcy Rules and to enter the Final Decree.
6.03	Continuance of Liquidating Trust for Winding Up.
After the termination of the Liquidating Trust and for the purpose of liquidating and winding up the affairs of the Liquidating Trust, the Liquidation Trustee shall continue to act as such until its duties have been fully performed.  Upon termination of the Liquidating Trust, the Liquidation Trustee shall retain for a period of seven years the books, records, Beneficiary lists, Register, and certificates and other documents and files which shall have been delivered to or created by the Liquidation Trustee.  At the Liquidation Trustee's discretion, all other records and documents may, but need not, be destroyed at any time after two years from the completion and winding up of the affairs of the Liquidating Trust.  Except as otherwise specifically provided herein, upon the termination of the Liquidating Trust, the Liquidation Trustee shall have no further duties or obligations hereunder.
ARTICLE VII.
 INDEMNIFICATION; LIMITATIONS ON LIABILITY
7.01	General Indemnification.
The Liquidating Trust shall indemnify and hold harmless any person who was, or is, a party, or is threatened to be made a party, to any pending or contemplated action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a member of the Liquidation Trust Oversight Committee, the Liquidation Trustee, or an agent, attorney, accountant or other professional of the Liquidation Trustee (each such person, an "Indemnified Person"), against all costs, expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by such Indemnified Person in connection with such action, suit or proceeding, or the defense or settlement of any claim, issue or matter

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therein, to the fullest extent, except to the extent such liability is determined to be the result of willful misconduct, gross negligence, or fraud.  Costs or expenses incurred by any such Indemnified Person in defending any such action, suit or proceeding shall be paid by the Liquidating Trust in advance of the institution or final disposition of such action, suit or proceeding, provided, however, that any such Indemnified Person shall promptly reimburse the Liquidating Trust for all such costs and expenses paid by the Liquidating Trust if it is finally adjudicated by a court of competent jurisdiction, that liability by such Indemnified Person is a result of willful misconduct, gross negligence, or fraud.  The Liquidation Trustee may in its discretion purchase and maintain insurance on behalf of any Indemnified Person who is or was a beneficiary of this provision.
7.02	No Recourse.
Except as provided in this Liquidation Trust Agreement, no recourse shall ever be had, directly or indirectly, against the members of the Liquidation Trust Oversight Committee in their capacity as members of the Liquidation Trust Oversight Committee or the Liquidation Trustee personally, or against any agent, representative, affiliate, attorney, accountant, financial consultant or other professional of the Liquidation Trustee, or against any agent, affiliate, representative, attorney, accountant, financial consultant or professional of the Liquidation Trust Oversight Committee by legal or equitable proceedings, or by virtue of any statute or otherwise, nor upon any promise, contract, instrument, undertaking, obligation, covenant or agreement whatsoever executed by the Liquidation Trustee under this Liquidation Trust Agreement, or by reason of the creation of any indebtedness by the Liquidation Trustee under this Liquidation Trust Agreement for any purpose authorized by this Liquidation Trust Agreement, it being expressly understood and agreed that all such liabilities, covenants and agreements shall be enforceable only against and be satisfied only out of the Assets or such part thereof as shall under the terms of any such agreement be liable therefor or shall be evidence only of a right of payment out of the Assets.  Notwithstanding the foregoing, (i) any member of the Liquidation Trust Oversight Committee or the Liquidation Trustee shall be subject to claims with recourse based upon its own willful misconduct, gross negligence, or fraud, as adjudicated by a court of competent jurisdiction and (ii) nothing herein modifies or expands the exculpation and release provisions in Articles XII.D or XII.E of the Plan and the order confirming the Plan.
7.03	No Liability.
No successor Liquidation Trustee shall be in any way responsible or liable for the acts or omissions of any predecessor Liquidation Trustee in office prior to the date on which such Person becomes the Liquidation Trustee, nor shall such successor Liquidation Trustee be obligated to inquire into the validity or propriety of any such act or omission unless such successor Liquidation Trustee expressly assumes such responsibility.  Any successor Liquidation Trustee shall be entitled to accept as conclusive any final accounting and statement of liquidation trust assets furnished to such successor Liquidation Trustee by the predecessor Liquidation Trustee and shall further be responsible only for those Assets included in such statement.
No predecessor Liquidation Trustee shall be in any way responsible or liable for the acts or omissions of any successor Liquidation Trustee, nor shall such predecessor Liquidation Trustee be obligated to inquire into the validity or propriety of any such act or omission.

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7.04	Limitation on Liquidation Trustee's and Estate Representative's Liability.
The members of the Liquidation Trust Oversight Committee, in their capacity as such, and Liquidation Trustee and their respective agents, affiliates, attorneys, accountants, financial consultants or other professionals shall be exculpated from liability for any errors or omissions made in connection with their duties under this Liquidation Trust Agreement, except for liability for any errors or omissions arising from its own gross negligence, willful misconduct, or fraud.   The foregoing limitation on liability shall apply equally to the agents, employees or professionals of the Liquidation Trustee acting on behalf of the Liquidation Trustee in the fulfillment of their duties under the Plan and this Liquidation Trust Agreement.  Neither the Liquidation Trustee, nor any agent, affiliate, representative, attorney, accountant, financial consultant or professional of the Liquidation Trustee, nor any Beneficiaries, shall be personally liable with respect to any liabilities or obligations of the Liquidating Trust or any liabilities or obligations relating to the Assets, including, without limitation, those arising under this Liquidation Trust Agreement or with respect to the Liquidating Trust or the Assets and all persons dealing with the Liquidating Trust must look solely to the Assets for the enforcement of any claims against the Liquidating Trust.
7.05	Express Exculpatory Clauses in Instruments.
As far as practicable, the Liquidation Trustee shall cause any written instrument creating an obligation of the Liquidating Trust to include a reference to this Liquidation Trust Agreement and to provide that none of the Beneficiaries, the members of the Liquidation Trust Oversight Committee or the Liquidation Trustee or the Liquidation Trustee's respective agents, affiliates, attorneys, accountants, financial consultants or other professionals shall be liable thereunder and that the other parties to such instrument shall look solely to the Assets for the payment of any claim thereunder or the performance thereof; provided, however, that the omission of such provision from any such instrument shall not render any Beneficiary or the Liquidation Trustee or the Liquidation Trustee's respective agents, affiliates, attorneys, accountants, financial consultants, or other professionals liable nor shall the Liquidation Trustee, its agents, affiliates, attorneys, accountants, financial consultants or other professionals be liable to anyone for such omission.
ARTICLE VIII.
 MISCELLANEOUS PROVISIONS
8.01	Notices.
All notices, requests or other communications to the Liquidation Trustee hereto shall be in writing and shall be sufficiently given only if (i) delivered in person; (ii) sent by electronic mail or facsimile communication, as evidenced by a confirmed fax transmission report; (iii) sent by registered or certified mail, return receipt requested; or (iv) sent by recognized commercial delivery service or courier.  Until a change of address is communicated, as provided below, all notices, requests and other communications shall be sent to the parties at the following addresses or facsimile numbers:
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Capitol Bancorp Ltd. Liquidation Trustee:

Clifford Zucker
CohnReznick Advisory Group
333 Thornall Street
Edison, New Jersey 08837
Email: clifford.zucker@cohnreznick.com
Facsimile: (732) 549-7016

Liquidation Trust Oversight Committee:

Michael Messersmith
Kaye Scholer LLP
Three First National Plaza
70 West Madison Street, Suite 4100
Chicago, Illinois 60602
Email: Michael.Messersmith@kayescholer.com
Facsimile: (312) 583-2360

FTI Consulting, Inc.
Attn: Andrew Scruton
10th Floor
3 Times Square
New York, New York 10036
Email: Andrew.Scruton@FTIConsulting.com
Facsimile: (212) 841-9350

Cristin K. Reid
_________________________
_________________________
_________________________

All notices shall be effective and shall be deemed delivered (i) if by personal delivery, delivery service or courier, on the date of delivery; (ii) if by electronic mail or facsimile communication, on the date of transmission of the communication; and (iii) if by mail, on the date of receipt.  Any party from time to time may change its address, email address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other party hereto.
8.02	Effectiveness.
This Liquidation Trust Agreement shall become effective upon the date hereof.
8.03	Counterparts.
This Liquidation Trust Agreement may be executed in one or more counterparts, all of which shall be taken together to constitute one and the same instrument.

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8.04	Governing Law.
Except to the extent the Bankruptcy Code or the Bankruptcy Rules are applicable, this Liquidation Trust Agreement shall be governed by, construed under and interpreted in accordance with, the laws of the State of Michigan.  Any and all disputes arising under this Liquidation Trust Agreement shall be raised and litigated before the Court.
8.05	Waiver of Jury Trial.
THE LIQUIDATION TRUSTEE, THE LIQUIDATION TRUST OVERSIGHT COMMITTEE AND THE DEBTORS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTIONS, SUITS OR COUNTERCLAIMS ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE RELATING TO THIS TRUST AGREEMENT.
8.06	Severability of Provisions.
Any provision of this Liquidation Trust Agreement which is prohibited or unenforceable in any jurisdiction, as to such jurisdiction, shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Liquidation Trust Agreement or affecting the validity or enforceability of any of the terms or provisions of this Liquidation Trust Agreement in any other jurisdiction.
8.07	Entire Agreement.
This Liquidation Trust Agreement (including the Recitals) constitutes the entire agreement by and among the parties hereto and there are no representations, warranties, covenants or obligations except as set forth herein or therein.  This Liquidation Trust Agreement supersedes all prior and contemporaneous agreements, understandings, negotiations, discussions, written or oral, of the parties hereto, relating to any transaction contemplated hereunder.  Except as otherwise specifically provided herein, nothing in this Liquidation Trust Agreement is intended or shall be construed to confer upon or to give any person other than the parties thereto and their respective heirs, administrators, executors, successors, or assigns any right to remedies under or by reason of this Liquidation Trust Agreement.
8.08	Effect of Death, Incapacity or Bankruptcy of Beneficiary.
The death, incapacity or bankruptcy of a Beneficiary during the terms of this Liquidation Trust Agreement shall not operate to terminate the Liquidation Trust Agreement, nor shall it entitle the representatives or creditors of the deceased Beneficiary to an accounting, or to take any action in the courts or elsewhere for the distribution of the Assets or for a partition thereof, nor shall it otherwise affect the rights and obligations of any Beneficiary.
8.09	Effect of Trust on Third Parties.
There is no obligation on the part of any purchaser or purchasers from the Liquidation Trustee or any agent of the Liquidation Trustee, or on the part of any other persons dealing with the Liquidation Trustee or any agent of the Liquidation Trustee, to see the application of the

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purchase money or other consideration passing to the Liquidation Trustee or any agent of the Liquidation Trustee, or to inquire into the validity, expediency or propriety of any such transaction by the Liquidation Trustee or any agent of the Liquidation Trustee.
8.10	Waiver.
No failure or delay of any party to exercise any right or remedy pursuant to this Liquidation Trust Agreement shall affect such right or remedy or constitute a waiver by such party of any right or remedy pursuant thereto.  Resort to one form of remedy shall not constitute a waiver of alternative remedies.
8.11	Relationship Created.
The only relationship created by this Liquidation Trust Agreement is the relationship between the Liquidation Trustee and the Beneficiaries.  No other relationship or liability is created.  Nothing contained in this Liquidation Trust Agreement shall be construed so as to construe the Beneficiaries or their successors-in-interest as creating an association, partnership, or joint venture of any kind.
8.12	Amendment of Liquidation Trust Agreement.
This Liquidation Trust Agreement may be amended from time to time upon the consent of the Liquidation Trust Oversight Committee and the Liquidation Trustee and, absent such consent, upon order of the Court, provided, however, that no amendment shall be made to the Liquidation Trust Agreement that makes it inconsistent with the provisions of the Plan.

[Signature Page Follows.]
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IN WITNESS WHEREOF, the parties hereto have executed this Liquidation Trust Agreement or caused this Liquidation Trust Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first written above.
CAPITOL BANCORP LTD.                                                                                                  THE LIQUIDATION TRUSTEE

By:                                                                                                           By:

Name:                                                                                                          Name:

Title:                                                                                                          Title:

FINANCIAL COMMERCE CORPORATION                                                       THE LIQUIDATION TRUST
     OVERSIGHT COMMITTEE

By:                                                                                                                                                                      Michael Messersmith

Name:

Title: ________________________
    FTI Consulting, Inc.

    By:

    Name:

    Title:

    Cristin K. Reid

[Signature Page to Liquidation Trust Agreement]
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EXHIBIT B

PRESERVED CAUSES OF ACTION

Debtor	Adverse Parties	Causes of Action
CBC	Parties listed on Schedule 3(b) of CBC's Statement of Financial Affairs, annexed to the end of this Exhibit as Exhibit Bl and any subsequent transferees	Causes of action and/or claims including, but not limited to those, based on avoidance actions and powers
	Parties listed on Schedule 3(c) of CBC's Statement of Financial Affairs, annexed to the end of this Exhibit as Exhibit Bl and any subsequent transferees	Causes of action and/or claims including, but not limited to, those based on avoidance actions and powers
	Parties listed on Schedule G of CBC's Schedules of Assets and Liabilities, annexed to the end of this Exhibit as Exhibit B2	Causes of action and/or claims including, but not limited to, those based on contract claims
	Parties listed on Schedule H of CBC's Schedules of Assets and Liabilities, annexed to the end of this Exhibit as Exhibit B3	Causes of action and/or claims including, but not limited to those based on contract claims
	Avos Fund Management, LLC	Causes of action and/or claims including,but not limited to, those relating to services performed by Avos
	Plaintiffs in litigation captioned G3Properties, LLC, et al v. Capitol Bancorp,et al, Case No. 11-39-CZ, pending in theCircuit Court for the County of Ingham, State of Michigan	Causes of action and/or claims including, but not limited to, counterclaims arising in connection with CBC's interest
	All governmental taxing authorities, including, but not limited to, the Michigan Department of Treasury and the Internal Revenue Service	Any and all federal, state and local tax refunds, tax actions and appeals
	Any and all entities asserting claims under Bankruptcy Code section 503(b)	Any and all actions relating to products or services provided
	Any and all entities asserting claims under Bankruptcy Code section 507	Any and all actions relating to products or services provided
	Capitol National Bank	Causes of action and/or claims including, but not limited to, those based on deposits, transfers, transactions, and other various account arrangements
	Michigan Commerce Bank	Causes of action and/or claims including, but not limited to, those based on deposits, transfers, transactions, and other various account arrangements
	1st Commerce Bank and holders of interest in such entity	Causes of action and/or claims including, but not limited to, enforcement and recovery of CBC's interest
	Amera Mortgage Corporation, Inc. and holders of interest in such entity	Causes of action and/or claims including, but not limited to, enforcement and recovery of CBC's interest
	Bank of Michigan and holders of interest in such entity	Causes of action and/or claims including, but not limited to, enforcement and recovery of CBC's interest
	Capitol Bean Counter, LLC and holders of interest in such entity	Causes of action and/or claims including, but not limited to, enforcement and recovery of CBC's interest
	Capitol Capital, LLC and holders of interest in such entity	Causes of action and/or claims including, but not limited to, enforcement and recovery of CBC's interest
	Capitol Development Bancorp Limited III and holders of interest in such entity	Causes of action and/or claims including, but not limited to, enforcement and recovery of CBC's interest
	Capitol Development Bancorp Limited IV and holders of interest in such entity	Causes of action and/or claims including, but not limited to, enforcement and recovery of CBC's interest
	Capitol Development Bancorp Limited V and holders of interest in such entity	Causes of action and/or claims including, but not limited to, enforcement and recovery of CBC's interest
	Capitol Development Bancorp Limited VII and holders of interest in such entity	Causes of action and/or claims including, but not limited to, enforcement and recovery of CBC's interest
	Capitol Development Bancorp Limited VIII and holders of interest in such entity	Causes of action and/or claims including, but not limited to, enforcement and recovery of CBC's interest
	Capitol National Bank and holders of interest in such entity	Causes of action and/or claims including, but not limited to, enforcement and recovery of CBC's interest
	Capitol Statutory Trust III (US Bank) and holders of interest in such entity	Causes of action and/or claims including, but not limited to, enforcement and recovery of CBC's interest
	Capitol Statutory Trust VIII (US Bank) and holders of interest in such entity	Causes of action and/or claims including, but not limited to, enforcement and recovery of CBC's interest
	Capitol Trust I (Bank of New York Mellon Trust Co) and holders of interest in such entity	Causes of action and/or claims including, but not limited to, enforcement and recovery of CBC's interest
	Capitol Trust II (Bank of New York Mellon Trust Co) and holders of interest in such entity	Causes of action and/or claims including, but not limited to, enforcement and recovery of CBC's interest
	Capitol Trust IV (M&T Trust Co of Delaware) and holders of interest in such entity	Causes of action and/or claims including, but not limited to, enforcement and recovery of CBC's interest
	Capitol Trust IX (Wilmington Trust Co) and holders of interest in such entity	Causes of action and/or claims including, but not limited to, enforcement and recovery of CBC's interest
	Capitol Trust VI (M&T Trust Co of Delaware) and holders of interest in such entity	Causes of action and/or claims including, but not limited to, enforcement and recovery of CBC's interest
	Capitol Trust VII (M&T Trust Co of Delaware) and holders of interest in such entity	Causes of action and/or claims including, but not limited to, enforcement and recovery of CBC's interest
	Capitol Trust X (M&T Trust Co of Delaware) and holders of interest in such entity	Causes of action and/or claims including, but not limited to, enforcement and recovery of CBC's interest
	Capitol Trust XI (Wilmington Trust Co.) and holders of interest in such entity	Causes of action and/or claims including, but not limited to, enforcement and recovery of CBC's interest
	Capitol Trust XII (M&T Trust Co of Delaware) and holders of interest in such entity	Causes of action and/or claims including, but not limited to, enforcement and recovery of CBC's interest
	Central Arizona Bank and holders of interest in such entity	Causes of action and/or claims including, but not limited to, enforcement and recovery of CBC's interest
	Financial Commerce Corporation and holders of interest in such entity	Causes of action and/or claims including, but not limited to, enforcement and recovery of CBC's interest
	First Carolina State Bank and holders of interest in such entity	Causes of action and/or claims including, but not limited to, enforcement and recovery of CBC's interest
	NCTI III, Limited Partnership and holders of interest in such entity	Causes of action and/or claims including, but not limited to, enforcement and recovery of CBC's interest
	North Coast Technology Investors, LP and holders of interest in such entity	Causes of action and/or claims including, but not limited to, enforcement and recovery of CBC's interest
	Stieven Financial Investors, L.P. and holders of interest in such entity	Causes of action and/or claims including, but not limited to, enforcement and recovery of CBC's interest
	Pisgah Community Bank and holders of interest in such entity	Causes of action and/or claims including, but not limited to, enforcement and recovery of CBC's interest
	Sunrise Bank and holders of interest in such entity	Causes of action and/or claims including, but not limited to, enforcement and recovery of CBC's interest
	Small Business Administration	Causes of action and/or claims including, but not limited to, loan servicing
	FCC	Causes of action and/or claims including, but not limited to, those based on enforcement and recovery of CBC's interest, note payable, contract and recovery of accounts receivable
	Trade vendors	Causes of action and/or claims including, but not limited to, those based on recovery of accounts receivable
	Past or present holders of CBC's Senior Notes	Causes of action and/or claims including, but not limited to, those based on or related to Senior Notes
	Past or present holders of CBC's Trust Preferred Securities	Causes of action and/or claims including, but not limited to, those based on or related to Trust Preferred Securities
	Massachusetts Mutual Life Insurance Co.	Causes of action including, but not limited to, those based on recovery on life insurance policy(ies) regarding Marie Walker
	Massachusetts Mutual Life Insurance Co.	Causes of action including, but not limited to, those based on recovery on life insurance policy(ies) regarding Linda Pavona
	New York Life Insurance Company	Causes of action including, but not limited to, those based on recovery on life insurance policy(ies) regarding Leonard Zazula
	Northwestern Mutual	Causes of action including, but not limited to, those based on recovery on life insurance policy(ies) regarding Bruce Thomas
	Northwestern Mutual	Causes of action including, but not limited to, those based on recovery on life insurance policy(ies) regarding Mike Moran
	Bank of Maumee and holders of interest in such entity	Causes of action and/or claims including, but not limited to, enforcement and recovery of C EC's interest
	High Desert Bank and holders of interest in such entity	Causes of action and/or claims including, but not limited to, enforcement and recovery of CBC's interest
	Summit Bank of Kansas City and holders of interest in such entity	Causes of action and/or claims including, but not limited to, enforcement and recovery of CBC's interest
	XL Insurance Group	Causes of action based on recovery on D&O insurance policy(ies)
	Cincinnati Insurance Company	Causes of action including, but not limited to, those based on recovery on insurance policy(ies) or other coverage/product
	Indian Harbor Insurance Company	Causes of action including, but not limited to, those based on recovery on insurance policy(ies) or other coverage/product
	CNA	Causes of action including, but not limited to, those based on recovery on insurance policy(ies) or other coverage/product
	Lloyds of London	Causes of action including, but not limited to, those based on recovery on insurance policy(ies) or other coverage/product
	Great American	Causes of action including, but not limited to, those based on recovery on insurance policy(ies) or other coverage/product
	HCC Specialty	Causes of action including, but not limited to, those based on recovery on insurance policy(ies) or other coverage/product
FCC	Parties listed on Schedule G of FCC' s Schedules of Assets and Liabilities, annexed to the end of this Exhibit as Exhibit B4	Causes of action and/or claims including, but not limited to, those based on contract claims
	All governmental taxing authorities, including, but not limited to, the Michigan Department of Treasury and the Internal Revenue Service	Any and all federal, state and local tax refunds, tax actions and appeals
	XL Insurance Group	Causes of action based on recovery on D&O insurance policy(ies)
	XL Insurance/Indian Harbor	Causes of action including, but not limited to, those based on recovery on insurance policy(ies) or other coverage/product
	Any and all entities asserting claims under Bankruptcy Code section 503(b)	Any and all actions relating to products or services provided
	Any and all entities asserting claims under Bankruptcy Code section 507	Any and all actions relating to products or services provided
	CBC	Causes of action and/or claims including, but not limited to, those based on contract and recovery of accounts receivable
	Bank of Las Vegas and holders of interest in such entity	Causes of action and/or claims including, but not limited to, those based on enforcement and recovery of FCC' s interest
	Indiana Community Bank and holders of interest in such entity	Causes of action and/or claims including, but not limited to, those based on enforcement and recovery of FCC' s interest
	Michigan Commerce Bank and holders of interest in such entity	Causes of action and/or claims including, but not limited to, those based on enforcement and recovery of FCC's interest
	Sunrise Bank of Albuquerque and holders of interest in such entity	Causes of action and/or claims including, but not limited to, those based on enforcement and recovery of FCC's interest
	Sunrise Bank of Arizona and holders of interest in such entity	Causes of action and/or claims including, but not limited to, those based on enforcement and recovery of FCC's interest
	Trade vendors	Causes of action and/or claims including, but not limited to, those based on recovery of accounts receivable

14216276.1

EXHIBIT B-1

To

EXHIBIT B

 PRESERVED CAUSES OF ACTION

B7 (Official Form 7) (4/10)

UNITED STATES BANKRUPTCY COURT
 Eastern District of Michigan

12-58409
In re:  Capitol Bancorp Ltd.                                          ,                                                                                            Case No. __________________________
Debtor                                                                                                                                                   (If known)

STATEMENT OF FINANCIAL AFFAIRS

1. Income from employment or operation of business
None ☐
State the gross amount of income the debtor has received from employment, trade, or profession, or from operation of the debtor's business, including part-time activities either as an employee or in independent trade or business, from the beginning of this calendar year to the date this case was commenced. State also the gross amounts received during the two years immediately preceding this calendar year.  (A debtor that maintains, or has maintained, financial records on the basis of a fiscal rather than a calendar year may report fiscal year income. Identify the beginning and ending dates of the debtor's fiscal year.) If a joint petition is filed, state income for each spouse separately. (Married debtors filing under chapter 12 or chapter 13 must state income of both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

	AMOUNT	SOURCE	FISCAL YEAR PERIOD
	31,203,645.00	Service fees and dividend income from banking subsidiaries and other operating income	1/1/2010 - 12/31/2010
	45,216,391.00	Service fees and dividend income from banking subsidiaries and other operating income	1/1/2011 - 12/31/2011
	6,138,507.00	Service fees and dividend income from banking subsidiaries and other operating income	1/1/2012 - 6/30/2012

2. Income other than from employment or operation of business
None ☐
State the amount of income received by the debtor other than from employment, trade, profession, operation of the debtor's business during the two years immediately preceding the commencement of this case. Give particulars. If a joint petition is filed, state income for each spouse separately. (Married debtors filing under chapter 12 or chapter 13 must state income for each spouse whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

	AMOUNT	SOURCE	FISCAL YEAR PERIOD

	-2,599,386.00	Interest Income, gain/loss on disposition of assets, and other nonoperating income	1/1/2011 - 12/31/2011
	595,293.00	Interest Income, gain/loss on disposition of assets, and other nonoperating income	1/1/2010 - 12/31/2010
	219,180.00	Interest Income, gain/loss on disposition of assets, and other nonoperating income	1/1/2012 - 6/30/2012

14144752.5

3. Payments to creditors
None ☐
Complete a. or b., as appropriate, and c.
a. Individual or joint debtor(s) with primarily consumer debts: List all payments on loans, installment purchases of goods or services, and other debts to any creditor made within 90 days immediately preceding the commencement of this case unless the aggregate value of all property that constitutes or is affected by such transfer is less than $600. Indicate with an asterisk (*) any payments that were made to a creditor on account of a domestic support obligation or as part of an alternative repayment schedule under a plan by an approved nonprofit budgeting and credit counseling agency. (Married debtors filing under chapter 12 or chapter 13 must include payments by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

	NAME AND ADDRESS OF CREDITOR	DATES OF PAYMENTS	AMOUNT PAID	AMOUNT STILL OWING

None ☐
None b. Debtor whose debts are not primarily consumer debts: List each payment or other transfer to any creditor made within 90 days immediately preceding the commencement of the case unless the aggregate value of all property that constitutes or is affected by such transfer is less than $5,850*. If the debtor is an individual, indicate with an asterisk (*) any payments that were made to a creditor on account of a domestic support obligation or as part of an alternative repayment schedule under a plan by an approved nonprofit budgeting and credit counseling agency. (Married debtors filing under chapter 12 or chapter 13 must include payments and other transfers by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

	NAME AND ADDRESS OF CREDITOR	DATES OF PAYMENTS/ TRANSFERS	AMOUNT PAID OR VALUE OF TRANSFERS	AMOUNT STILL OWING
See attached Exhibit A Does not include Employee Payroll
*Amount subject to adjustment on 4/01/13, and every three years thereafter with respect to cases commenced on or after the date of adjustment.

None ☐
c. All debtors: List all payments made within one year immediately preceding the commencement of this case to or for the benefit of creditors who are or were insiders. (Married debtors filing under chapter 12 or chapter 13 must include payments by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

	NAME AND ADDRESS OF CREDITOR AND RELATIONSHIP TO DEBTOR	DATES OF PAYMENT	AMOUNT PAID	AMOUNT STILL OWING
See attached Exhibit B

14144752.5
CAPITOL BANCORP LTD.
EXHIBIT A - SOFA NO. 3b
Check Date	Name	Check#	Amount
05/11/2012	Oakland County Sheriff Dept - (000088)	10339	$ 8.00
05/11/2012	Oakland County Sheriff Dept - (000088)	10338	$ 8.00
05/11/2012	MLive Media Group - (000589)	10337	$ 614.08
05/11/2012	MLive Media Group - (000589)	10336	$ 230.02
05/11/2012	Ingham County Circuit Court - (000036)	10335	$ 150.00
05/11/2012	Washtenaw County Probate Court - (000485)	10334	$ 320.00
05/11/2012	Kent County Circuit Court - (000070)	10332	$ 20.00
05/11/2012	Ingham County Circuit Court - (000036)	10331	$ 15.00
05/14/2012	West Michigan Process Service, LLC - (000523)	10348	$ 70.22
05/14/2012	Washtenaw County Sheriff - (000063)	10347	$ 50.00
05/14/2012	Washtenaw County Register of Deeds - (000079)	10346	$ 199.20
05/14/2012	Van Buren Sheriff Dept - (000367)	10345	$ 8.00
05/14/2012	Sanilac County Sheriff Department - (000551)	10344	$ 8.00
05/14/2012	Macomb County Sheriff Department - (000082)	10343	$ 8.00
05/14/2012	Livingston County Sheriff Dept - (000112)	10342	$ 8.00
05/14/2012	Livingston County Sheriff Dept - (000112)	10341	$ 8.00
05/14/2012	Lapeer County Sheriff Dept - (000107)	10340	$ 8.00
05/15/2012	VERIZON CONFERENCING - (003075)	38402	$ 5,263.30
05/15/2012	VERIZON BUSINESS - (002608)	38401	$ 18,466.83
05/15/2012	VERIZON BUSINESS - (002608)	38401	$ 2,452.68
05/15/2012	VERIZON BUSINESS - (002608)	38401	$ 9,396.27
05/15/2012	VERIZON BUSINESS - (002608)	38401	$ 976.64
05/15/2012	UPS - (000043)	38400	$ 34.21
05/15/2012	PROFITSTARS - (002685)	38399	$ 19,795.23
05/15/2012	PRESORT SERVICES, INC - (000061)	38398	$ 24.80
05/15/2012	PRESORT SERVICES, INC - (000061)	38398	$ 144.88
05/15/2012	PRESORT SERVICES, INC - (000061)	38398	$ 13.03
05/15/2012	PRESORT SERVICES, INC - (000061)	38398	$ 165.77
05/15/2012	PRESORT SERVICES, INC - (000061)	38398	$ 78.37
05/15/2012	PRESORT SERVICES, INC - (000061)	38398	$ 160.04
05/15/2012	PCFS 2000 - (000709)	38397	$ 7,780.00
05/15/2012	MONSTER, INC. - (000172)	38396	$ 14,175.00
05/15/2012	JOHN MYERS - (000279)	38395	$ 265.49
05/15/2012	JACK HENRY & ASSOCIATES, INC. - (000154)	38394	$ 4,080.84
05/15/2012	INTERACTIVE DATA PRICING & REF. - (002240)	38393	$ 100.17
05/15/2012	IDA STOCKMAN - (003361)	38392	$ 100.00
05/15/2012	FOLIAGE DESIGN SYSTEMS - (001003)	38391	$ 36.40
05/15/2012	ENCOMPASS - (002591)	38390	$ 2,221.08
05/15/2012	CRISTIN REID-ENGLISH - (000112)	38389	$ 3,605.84
05/15/2012	CENTURYLINK - (003362)	38388	$ 80.05
05/15/2012	ALLISON PAYMENT SYSTEMS, LLC - (000145)	38387	$ 102.44
05/15/2012	MELISSA DONALD - (003128)	38386	$ 17.59
05/15/2012	MELISSA DONALD - (003128)	38385	$ 14.01
05/15/2012	MELISSA DONALD - (003128)	38384	$ 12.88
05/17/2012	Oceana County Register of Deeds - (000576)	10366	$ 26.00
05/17/2012	Muskegon County Probate Court - (000099)	10365	$ 20.00
05/17/2012	McCullough Court Services - (000060)	10364	$ 50.00
05/17/2012	Macomb County Register of Deeds - (000083)	10363	$ 17.00
05/17/2012	Kent County Register of Deeds - (000169)	10362	$ 70.00
05/17/2012	Joseph A. Byrne, Jr. - (000596)	10361	$ 25.00

14144752.5
CAPITOL BANCORP LTD.
EXHIBIT A - SOFA NO. 3b

Check Date	Name	Check#	Amount
05/17/2012	Ingham County Sheriff - Civil Div - (000022)	10360	$ 400.00
05/17/2012	Ingham County Register of Deeds - (000059)	10359	$ 60.10
05/17/2012	Ingham County Register of Deeds - (000059)	10358	$ 56.25
05/17/2012	Ingham County Register of Deeds - (000059)	10357	$ 50.75
05/17/2012	Ingham County Register of Deeds - (000059)	10356	$ 49.65
05/17/2012	Ingham County Register of Deeds - (000059)	10355	$ 49.65
05/17/2012	Ingham County Register of Deeds - (000059)	10354	$ 44.15
05/17/2012	Ingham County Register of Deeds - (000059)	10353	$ 40.85
05/17/2012	Ingham County Register of Deeds - (000059)	10352	$ 34.80
05/17/2012	Ingham County Circuit Court - (000036)	10351	$ 20.00
05/17/2012	Dennis M. Tushla - (000595)	10349	$ 25.00
05/18/2012	Oakland County Sheriff Dept - (000088)	10384	$ 8.00
05/18/2012	Oakland County Sheriff Dept - (000088)	10383	$ 8.00
05/18/2012	Ingham County Probate Court - (000216)	10382	$ 20.00
05/18/2012	WHITE PINE LEGAL SERVICES, INC. - (000003)	10381	$ 168.00
05/18/2012	WHITE PINE LEGAL SERVICES, INC. - (000003)	10380	$ 96.00
05/18/2012	WHITE PINE LEGAL SERVICES, INC. - (000003)	10379	$ 80.00
05/18/2012	WHITE PINE LEGAL SERVICES, INC. - (000003)	10378	$ 64.00
05/18/2012	WHITE PINE LEGAL SERVICES, INC. - (000003)	10377	$ 48.00
05/18/2012	WHITE PINE LEGAL SERVICES, INC. - (000003)	10376	$ 48.00
05/18/2012	The Creditors Firm - (000598)	10375	$ 300.00
05/18/2012	Kalamazoo Court Services - (000002)	10374	$ 128.00
05/18/2012	Kalamazoo Court Services - (000002)	10373	$ 66.26
05/18/2012	Kalamazoo Court Services - (000002)	10372	$ 32.00
05/18/2012	Ingham County Sheriff - Civil Div - (000022)	10371	$ 144.00
05/18/2012	Ingham County Sheriff - Civil Div - (000022)	10370	$ 24.00
05/18/2012	Hobbs Civil Process - (000061)	10369	$ 16.00
05/18/2012	Clinton County Sheriff Dept - (000051)	10368	$ 48.00
05/18/2012	Calhoun County Sheriffs Office - (000091)	10367	$ 16.00
05/21/2012	NEW YORK LIFE INSURANCE COMPANY-(002300)	38403	$ 28,021.15
05/21/2012	Livingston County Sheriff Dept - (000112)	10387	$ 8.00
05/21/2012	Livingston County Sheriff Dept - (000112)	10386	$ 8.00
05/21/2012	Lapeer County Sheriff Dept - (000107)	10385	$ 8.00
05/22/2012	Van Buren Sheriff Dept - (000367)	10395	$ 8.00
05/22/2012	STEPHEN COTTON - (000014)	10394	$ 50.00
05/22/2012	Sanilac County Sheriff Department - (000551)	10393	$ 8.00
05/22/2012	Ottawa County Register of Deeds - (000096)	10392	$ 166.50
05/22/2012	Macomb County Sheriff Department - (000082)	10391	$ 8.00
05/22/2012	Ingham County Sheriff - Civil Div - (000022)	10390	$ 100.00
05/22/2012	Ingham County Register of Deeds - (000059)	10389	$ 44.15
05/22/2012	Ingham County Register of Deeds - (000059)	10388	$ 43.60
05/23/2012	1993 SERONELLO FAMILY TRUST, DTD - (003222)	38591	$ 357.70
05/23/2012	199 RUTHERFORD ASSOCIATES LIMITED - (003216)	38590	$ 894.24
05/23/2012	YAGOUB ATTALLAH GOANAH & THERESA M - (003133)	38589	$ 107.31
05/23/2012	WILLIS J. BLAKEWELL - (003101)	38588	$ 53.65
05/23/2012	WILLIAM H DODD - (003120)	38587	$ 187.79
05/23/2012	WILLIAM DANA ZACCONE & HOLLY G. - (003250)	38586	$ 44.71
05/23/2012	WILLIAM D. JABIN & PAMELA M. JABIN - (003156)	38585	$ 17.88
05/23/2012	WENDELL W. WENNEKER & MADELINE - (003241)	38584	$ 178.85
05/23/2012	VICTORIA S. D'ANGELO & CHARLES E. - (003116)	38583	$ 268.27

14144752.5
CAPITOL BANCORP LTD.
EXHIBIT A - SOFA NO. 3b

Check Date	Name	Check#	Amount
05/23/2012	UBS FINANCIAL SERVICES CUST FBO - (003283)	38582	$ 71.54
05/23/2012	TRACY KRUMPEN & J.L. SOUSA JTWROS - (003168)	38581	$ 17.88
05/23/2012	TOM W. BROWN & NANCIE M. BROWN AS - (003105)	38580	$ 715.39
05/23/2012	TIM MATHISON - (003187)	38579	$ 178.85
05/23/2012	THOMAS H. WAKEMAN & VIRGINIA L. - (003240)	38578	$ 35.77
05/23/2012	THE MOUNT GEORGE TRUST, DTD 9/26/01 - (003167)	38577	$ 447.12
05/23/2012	THE LYON FAMILY TRUST, DTD 4/30/03 - (003186)	38576	$ 35.77
05/23/2012	THE KEVIN S. & SALLIE H. ALFARO REV - (003091)	38575	$ 17.88
05/23/2012	THE KETELSEN FAMILY TRUST, JOHN C. - (003163)	38574	$ 53.65
05/23/2012	THE KELLERMAN FAMILY TRUST DTD - (003162)	38573	$ 17.88
05/23/2012	THE JEFF & JUANITA EPPS FAMILY REV - (003122)	38572	$ 29.87
05/23/2012	THE GENI BENNETTS 1990 REVOCABLE TR - (003099)	38571	$ 29.69
05/23/2012	THE ERNEST R. NEWCOMB & INA L. - (003199)	38570	$ 35.77
05/23/2012	THE DECELLES FAMILY TRUST, DTD - (003117)	38569	$ 447.12
05/23/2012	THE BRIAN AND MARGARET A. BEER 1979 - (003098)	38568	$ 89.42
05/23/2012	THE BETTY O'SHAUGHNESSY REV TRUST - (003203)	38567	$ 65.64
05/23/2012	THE BERRY FAMILY LIVING TRUST, 1987 - (003100)	38566	$ 35.77
05/23/2012	SUSAN O'BYRNE & MATTHEW O'BYRNE - (003201)	38565	$ 26.83
05/23/2012	SUSAN MERAB REVOCABLE TRUST, DTD - (003193)	38564	$ 89.42
05/23/2012	STEVES HARDWARE PROFIT SHARING PLAN - (003191)	38563	$ 178.85
05/23/2012	STEVEN DEAN TAYLOR, SR & DIANE - (003230)	38562	$ 107.31
05/23/2012	STEVEN BAGBY & ROSE BAGBY - (003094)	38561	$ 625.97
05/23/2012	STEPHEN T. KROYER & JANET C. KROYER - (003166)	38560	$ 17.88
05/23/2012	STEPHANIE VAN ZANDT CUSTODIAN FBO - (003237)	38559	$ 17.88
05/23/2012	STEPHANIE VAN ZANDT - (003238)	38558	$ 17.88
05/23/2012	SCALA'S ENTERPRISES, LLC DEFINED - (003219)	38557	$ 894.24
05/23/2012	SARAH C CASWELL-TRESTER & CHARLES E - (003251)	38556	$ 35.77
05/23/2012	SANDRA D. CALLAHAN - (003108)	38555	$ 178.85
05/23/2012	SALLY KYLE LONG & LEAH LONG JTWROS - (003178)	38554	$ 8.94
05/23/2012	RUTH A BURGELIN & CATHERINE LOVE - (003106)	38553	$ 107.31
05/23/2012	RUSSELL LEE - (003174)	38552	$ 17.88
05/23/2012	RONALD F. LAUSEN & BARBARA J. - (003171)	38551	$ 178.85
05/23/2012	ROLAND L. RODGERS CUST FBO - (003214)	38550	$ 17.88
05/23/2012	ROLAND L. RODGERS - (003213)	38549	$ 89.42
05/23/2012	ROGER GUNN - (003139)	38548	$ 178.85
05/23/2012	ROBERT P. LOSEY, MD CUSTODIAN FBO - (003184)	38547	$ 8.94
05/23/2012	ROBERT P. LOSEY, MD CUSTODIAN FBO - (003183)	38546	$ 8.94
05/23/2012	ROBERT P. LOSEY, MD CUSTODIAN FBO - (003182)	38545	$ 8.94
05/23/2012	ROBERT P. LOSEY, MD CUSTODIAN FBO - (003181)	38544	$ 8.94
05/23/2012	ROBERT P. LOSEY, MD CUSTODIAN FBO - (003180)	38543	$ 8.94
05/23/2012	ROBERT P. LOSEY, MD CUSTODIAN FBO - (003179)	38542	$ 8.94
05/23/2012	ROBERT M. RAYMOND & JENETTE L. - (003207)	38541	$ 35.77
05/23/2012	ROBERT J LEANDER FAMILY TRUST DTD - (003173)	38540	$ 447.12
05/23/2012	ROBERT DENNIS HADDICK - (003140)	38539	$ 178.85
05/23/2012	RICK K. ROGERS - (003215)	38538	$ 35.77
05/23/2012	RICHARD VAN ZANDT - (003236)	38537	$ 146.83
05/23/2012	RICHARD JOHN REILLY & JUDY LYNN - (003211)	38536	$ 17.88
05/23/2012	REBECCA MILNE - (003195)	38535	$ 17.88
05/23/2012	PTC CUST ROLLOVER IRA FBO - (003141)	38534	$ 89.42
05/23/2012	PERSHING LLC CUST FBO IRA ROBERT J. - (003131)	38533	$ 178.85

14144752.5
CAPITOL BANCORP LTD.
EXHIBIT A - SOFA NO. 3b

Check Date	Name	Check#	Amount
05/23/2012	PB & CO. FBO MARK WILLEY IRA - (003243)	38532	$ 445.69
05/23/2012	PB & CO FBO LYNDA JENSEN IRA - (003157)	38531	$ 178.85
05/23/2012	PAUL & BETTY WOOLLS REVOCABLE TRUST - (003245)	38530	$ 259.33
05/23/2012	PATRICIA J DRUCQUER, DTD 9/17/93, - (003121)	38529	$ 17.88
05/23/2012	OWEN P. O'DONNELL & KRISTINA P. - (003202)	38528	$ 333.91
05/23/2012	OSCAR F ARIAS - (003093)	38527	$ 44.71
05/23/2012	MIKE E. MENZEL - (003192)	38526	$ 53.65
05/23/2012	MICHAEL HONIG TRUST OF 2006 DTD - (003150)	38525	$ 223.56
05/23/2012	MICHAEL D. KINGSFORD & IRENE - (003164)	38524	$ 35.77
05/23/2012	MELISSA DONALD - (003128)	38523	$ 17.88
05/23/2012	MATTHEW F. SALSMAN & NINA K. BEATIE - (003217)	38522	$ 44.71
05/23/2012	MARY A. HALL - (003142)	38521	$ 35.77
05/23/2012	MARGARET VAN ZANDT - (003239)	38520	$ 178.85
05/23/2012	LYNN E. KASSAB - (003161)	38519	$ 17.88
05/23/2012	LOYD L. & VERNA T. HOOFARD TRUST - (003151)	38518	$ 35.77
05/23/2012	LEROY A. YOUNG - (003249)	38517	$ 35.77
05/23/2012	LEONARD P. BOCHICCHIO & DONNA J. - (003102)	38516	$ 447.12
05/23/2012	LEE SCHMIDT - (003221)	38515	$ 89.42
05/23/2012	KIRK BROWN - (003104)	38514	$ 17.88
05/23/2012	KENNETH W. VAN GORDER & JANET M. - (003235)	38513	$ 35.77
05/23/2012	KENNETH D. TRESTER - (003233)	38512	$ 178.85
05/23/2012	KENNETH A. HILL - (003146)	38511	$ 17.88
05/23/2012	KENNETH & EVELYN L. SMITH FAMILY- (003225)	38510	$ 53.65
05/23/2012	KELLY REAVIS & L. A. REAVIS, - (003208)	38509	$ 35.77
05/23/2012	KELLY REAVIS & L. A. REAVIS, - (003208)	38509	$ 17.88
05/23/2012	KEITH D. HANGMAN & DIANA M. TIRADO - (003143)	38508	$ 107.31
05/23/2012	KAY A. REID - (003210)	38507	$ 23.25
05/23/2012	KATHLEEN RENEE SIMMONS - (003223)	38506	$ 17.88
05/23/2012	JULIE WORTHINGTON - (003246)	38505	$ 44.71
05/23/2012	JULIE ANN HUSIC - (003152)	38504	$ 1,341.36
05/23/2012	JULIANNE JOHNSON - (003160)	38503	$ 17.88
05/23/2012	JULIANNE & JOHN AMARAL JTWROS - (003092)	38502	$ 17.88
05/23/2012	JOYCE A BOWEN - (003103)	38501	$ 35.77
05/23/2012	JOSEPH A. NICHELINI (DECEASED) - (003200)	38500	$ 134.14
05/23/2012	JOHN MATSON & MICHELE MATSON JTWROS - (003188)	38499	$ 35.77
05/23/2012	JOHN GILARDO LOZANO CUSTODIAN - (003185)	38498	$ 53.65
05/23/2012	JOHN AND BARBARA KREIN REVOCABLE - (003165)	38497	$ 44.71
05/23/2012	JOHN A. & CAROL A. FROMMELT RESIDUA - (003130)	38496	$ 89.42
05/23/2012	JOHN & LOUISE PACKARD LIVING TRUST, - (003204)	38495	$ 17.88
05/23/2012	JEROME E. SATHER - (003218)	38494	$ 35.77
05/23/2012	JENNIFER NEU - (003198)	38493	$ 17.88
05/23/2012	JEFF ERICKSON & CATHY ZELLER - (003124)	38492	$ 44.71
05/23/2012	JAY H. GOTTLIEB - (003137)	38490	$ 17.88
05/23/2012	JANICE GOLDBERG AS CUSTODIAN FOR - (003136)	38489	$ 26.83
05/23/2012	JANICE GOLDBERG AS CUSTODIAN FOR - (003135)	38488	$ 26.83
05/23/2012	JANICE GOLDBERG - (003134)	38487	$ 44.71
05/23/2012	JANET LISE TARNER & TIM D TARNER - (003228)	38486	$ 35.77
05/23/2012	JAN F SMITH - (003224)	38485	$ 178.85
05/23/2012	JAMES L. CASSAYRE PROFIT SHARING TR - (003111)	38484	$ 44.71
05/23/2012	JACQUELINE A. MCGRATH, CUSTODIAN - (003190)	38483	$ 8.94

14144752.5
CAPITOL BANCORP LTD.
EXHIBIT A - SOFA NO. 3b

Check Date	Name	Check#	Amount
05/23/2012	JACK A IBRAHIM CUSTODIAN FBO - (003155)	38482	$ 17.88
05/23/2012	IBRAHIM FAMILY TRUST, JACK A - (003154)	38481	$ 35.77
05/23/2012	HOWARD J. GEE LIVING TRUST 5/27/92 - (003132)	38480	$ 89.42
05/23/2012	HOWARD A. & DORIS E. ERICKSON FAMIL - (003123)	38479	$ 89.42
05/23/2012	H. WAYNE BARBER & JOAN B. BARBER - (003095)	38478	$ 89.42
05/23/2012	GREGORY G. MCGRATH, CUSTODIAN - (003189)	38477	$ 8.94
05/23/2012	GREAT WESTERN HOLDINGS, INC. - (003242)	38476	$ 17.88
05/23/2012	GERALD R & PATRICIA E. TAYLOR REVOC - (003229)	38475	$ 89.42
05/23/2012	GERALD C. VANOLI & LORRAINE A. - (003234)	38474	$ 35.77
05/23/2012	GEORGE NICK LENDARIS - (003176)	38473	$ 178.85
05/23/2012	GEORGE LAWRENCE GRIMM - (003138)	38472	$ 17.88
05/23/2012	GEORGE IBRAHIM - (003153)	38471	$ 17.88
05/23/2012	GENERAL CHUCK YEAGER INC. PSP FOR - (003115)	38470	$ 218.37
05/23/2012	GENERAL CHUCK YEAGER INC. - (003247)	38469	$ 543.52
05/23/2012	GARY STEVEN FINDLAY APC PROFIT SHAR - (003127)	38468	$ 146.12
05/23/2012	GARY STEPHEN FINDLEY - (003126)	38467	$ 1,143.20
05/23/2012	FRAME FAMILY TRUST DTD 1/25/90 - (003129)	38466	$ 447.12
05/23/2012	EMMA H. DEVITA & MICHAEL PRESTON - (003119)	38465	$ 89.42
05/23/2012	ELISSA MILLER - (003194)	38464	$ 17.88
05/23/2012	ELDON M KUNTZ AND JUDY A KUNTZ AS - (003170)	38463	$ 17.88
05/23/2012	ELAINE HONIG - (003149)	38462	$ 223.56
05/23/2012	DOUGLAS R. BARNETT & BONNIE L - (003096)	38461	$ 89.42
05/23/2012	DONNA SNOWDEN & GERALD SNOWDEN - (003226)	38460	$ 17.88
05/23/2012	DONNA R. PAYNE LIVING TRUST DTD - (003205)	38459	$ 17.88
05/23/2012	DONITA JOY MORGADO - (003196)	38458	$ 17.88
05/23/2012	DIANE ELIZABETH BURKE - (003107)	38457	$ 44.71
05/23/2012	DIANA MAY TIRADO - (003231)	38456	$ 178.85
05/23/2012	DENNIS FAMILY TRUST, RICHARD W - (003118)	38455	$ 447.12
05/23/2012	DEL RICHARDSON - (003212)	38454	$ 169.91
05/23/2012	DEL RICHARDSON - (003212)	38454	$ 162.75
05/23/2012	DEL RICHARDSON - (003212)	38454	$ 168.12
05/23/2012	DEBRA K ERVIN CUSTODIAN FBO - (003125)	38453	$ 17.88
05/23/2012	DEBORAH REGUERA - (003209)	38452	$ 17.88
05/23/2012	DEBORAH LAUSTEN - (003172)	38451	$ 17.88
05/23/2012	DAVID JOHN SCHIPPER & L. DIANA - (003220)	38450	$ 35.77
05/23/2012	DAVID H. HILL - (003145)	38449	$ 17.88
05/23/2012	DAVID E. NEU & CHARANN L. NEU, - (003197)	38448	$ 35.77
05/23/2012	DARRYL G. CULLEN & JENNIFER BYRNES- - (003114)	38447	$ 17.88
05/23/2012	CRAIG S CHENOWETH REVOCABLE TRUST - (003113)	38446	$ 178.85
05/23/2012	CLYDE M. RABORN & JANET LIPSEY, - (003206)	38445	$ 17.88
05/23/2012	CHARLES J. STAHL - (003227)	38444	$ 89.42
05/23/2012	CHARLES E. YEAGER & VICTORIA - (003248)	38443	$ 17.88
05/23/2012	CARLEE S. LEFTWICH - (003175)	38442	$ 35.77
05/23/2012	CANTILLON FAMILY TRUST, DTD 4/7/92, - (003109)	38441	$ 35.77
05/23/2012	C. PAUL JOHNSON - (003158)	38440	$ 129.49
05/23/2012	C. PAUL JOHNSON - (003158)	38440	$ 1,369.62
05/23/2012	C. PAUL JOHNSON - (003158)	38440	$ 894.24
05/23/2012	C. CURTIS WILLIAMS - (003244)	38439	$ 17.88
05/23/2012	BRUCE F. CASSAYRE & ELISABETH - (003110)	38438	$ 178.85
05/23/2012	BARTHELEMY FAMILY LIVING TRUST - (003097)	38437	$ 17.88

14144752.5
CAPITOL BANCORP LTD.
EXHIBIT A - SOFA NO. 3b

Check Date	Name	Check#	Amount
05/23/2012	BARBARA N. LINDEMENN FAMILY TRUST - (003177)	38436	$ 53.65
05/23/2012	ANTON E. KUBITSCHEK REVOCABLE TRUST - (003169)	38435	$ 53.65
05/23/2012	2777 CAMELBACK INC. - (000008)	38432	$ 41,552.88
05/23/2012	VISION SERVICE PLAN - (002207)	38431	$ 78.72
05/23/2012	VISION SERVICE PLAN - (002207)	38431	$ 5,447.49
05/23/2012	UPS - (000043)	38430	$ 53.46
05/23/2012	THOMAS E. RATTERMAN, LLC - (003310)	38429	$ 1,820.00
05/23/2012	TEACHOUT SECURITY SERVICES, INC. - (002398)	38428	$ 1,141.50
05/23/2012	TEACHOUT SECURITY SERVICES, INC. - (002398)	38428	$ 1,141.50
05/23/2012	STEVE PRICCO - (000476)	38427	$ 83.25
05/23/2012	RICOH USA, INC. - (003363)	38426	$ 3,199.59
05/23/2012	RICHARD HOUSEWORTH - (001684)	38425	$ 1,011.17
05/23/2012	PR NEWSWIRE ASSOCIATION, LLC - (000234)	38424	$ 7,500.00
05/23/2012	ORKIN, INC. - (001622)	38423	$ 72.30
05/23/2012	NICK HAHN - (003300)	38422	$ 41.96
05/23/2012	MIKE MORAN - (000201)	38421	$ 193.68
05/23/2012	LANSING MUNICIPAL PARKING - (000038)	38420	$ 150.00
05/23/2012	LANSING MUNICIPAL PARKING - (000038)	38419	$ 125.00
05/23/2012	HUB INTERNATIONAL MIDWEST LIMITED - (003277)	38418	$ 6,621.00
05/23/2012	HUB INTERNATIONAL MIDWEST - (000594)	38417	$ 49,122.04
05/23/2012	HEATHER RAPP - (002275)	38416	$ 1,459.10
05/23/2012	GE CAPITAL C/O RICOH USA PROGRAM - (002962)	38415	$ 238.18
05/23/2012	FOLIAGE DESIGN SYSTEMS - (001003)	38414	$ 163.00
05/23/2012	DEBBIE MOSER - (000786)	38413	$ 43.88
05/23/2012	DAVE FORTUNE - (000259)	38412	$ 443.15
05/23/2012	DAVE FORTUNE - (000259)	38412	$ 658.02
05/23/2012	DAVE FORTUNE - (000259)	38412	$ 381.20
05/23/2012	COMPUTERSHARE SHAREOWNER SERVICE LL - (003350)	38411	$ 4,300.88
05/23/2012	CERIDIAN - (000845)	38410	$ 662.28
05/23/2012	CAROLYN SCHMIDT - (000327)	38409	$ 1,234.45
05/23/2012	CAPITOL BEAN COUNTER LLC - (002436)	38408	$ 46.64
05/23/2012	BRUCE THOMAS - (000319)	38407	$ 2,846.04
05/23/2012	BDO USA, LLP - (000212)	38406	$ 40,593.61
05/23/2012	AT&T - (003304)	38405	$ 1,879.74
05/23/2012	ARROWHEAD - (000150)	38404	$ 77.43
05/23/2012	4th District Court - (000586)	10397	$ 20.00
05/23/2012	Calhoun County Sheriffs Office - (000091)	10396	$ 16.00
05/24/2012	JEANINE R. HOLDENER, TRUSTEE OF THE - (003148)	38594	$ 178.91
05/24/2012	ANTHONY R. TORRES - (003232)	38593	$ 89.55
05/24/2012	ALBERT HOLDENER TRUST - (003147)	38592	$ 178.91
05/25/2012	Norbert H. Sohm - (000600)	10405	$ 1,388.03
05/25/2012	Oakland County Sheriff Dept - (000088)	10404	$ 8.00
05/25/2012	Oakland County Sheriff Dept - (000088)	10403	$ 8.00
05/25/2012	MLive Media Group - (000589)	10402	$ 345.42
05/25/2012	Livingston County Sheriff Dept - (000112)	10401	$ 8.00
05/25/2012	Livingston County Sheriff Dept - (000112)	10400	$ 8.00
05/25/2012	Lapeer County Sheriff Dept - (000107)	10399	$ 8.00
05/25/2012	James M. Miller- (000599)	10398	$ 25.00
05/29/2012	Van Buren Sheriff Dept - (000367)	10412	$ 8.00
05/29/2012	Sanilac County Sheriff Department - (000551)	10411	$ 8.00

14144752.5
CAPITOL BANCORP LTD.
EXHIBIT A - SOFA NO. 3b

Check Date	Name	Check#	Amount
05/29/2012	Rick E. Risk - (000113)	10410	$ 75.60
05/29/2012	Macomb County Sheriff Department - (000082)	10409	$ 8.00
05/29/2012	Kalamazoo Court Services - (000002)	10408	$ 20.32
05/29/2012	Ingham County Sheriff - Civil Div - (000022)	10407	$ 64.00
05/29/2012	Central Michigan Process Services - (000223)	10406	$ 218.40
05/30/2012	STAPLES BUSINESS ADVANTAGE - (001879)	38607	$ 56.68
05/30/2012	STAPLES BUSINESS ADVANTAGE - (001879)	38607	$ 318.06
05/30/2012	STAPLES BUSINESS ADVANTAGE - (001879)	38607	$ 38.33
05/30/2012	STAPLES BUSINESS ADVANTAGE - (001879)	38607	$ 361.15
05/30/2012	STAPLES BUSINESS ADVANTAGE - (001879)	38607	$ 36.59
05/30/2012	STAPLES BUSINESS ADVANTAGE - (001879)	38607	$ 296.76
05/30/2012	STAPLES BUSINESS ADVANTAGE - (001879)	38607	$ 174.14
05/30/2012	STAPLES BUSINESS ADVANTAGE - (001879)	38607	$ 67.32
05/30/2012	STAPLES BUSINESS ADVANTAGE - (001879)	38607	$ 536.21
05/30/2012	STAPLES BUSINESS ADVANTAGE - (001879)	38607	$ 222.05
05/30/2012	PRESORT SERVICES, INC - (000061)	38606	$ 34.37
05/30/2012	PRESORT SERVICES, INC - (000061)	38606	$ 374.76
05/30/2012	PRESORT SERVICES, INC - (000061)	38606	$ 14.52
05/30/2012	PRESORT SERVICES, INC - (000061)	38606	$ 82.64
05/30/2012	LIZ TORRES - (000281)	38605	$ 53.87
05/30/2012	LANSING MUNICIPAL PARKING - (000038)	38604	$ 19,719.00
05/30/2012	JOHN HAARALA - (002215)	38603	$ 91.02
05/30/2012	JEANNE WILKINSON - (001323)	38602	$ 79.19
05/30/2012	CHRISTINA NOSAL - (003337)	38601	$ 200.00
05/30/2012	CHERYL KRUSKE - (000526)	38600	$ 114.36
05/30/2012	CERIDIAN - (000845)	38599	$ 13,950.97
05/30/2012	BRIAN ENGLISH - (000111)	38598	$ 215.65
05/30/2012	BMC GROUP VDR, LLC - (003290)	38597	$ 2,596.30
05/30/2012	BMC GROUP VDR, LLC - (003290)	38597	$ 2,596.30
05/30/2012	BDO USA, LLP - (000212)	38596	$ 15,421.00
05/30/2012	AT&T - (003304)	38595	$ 3,073.46
05/30/2012	West Michigan Process Service, LLC - (000523)	10420	$ 87.90
05/30/2012	West Michigan Process Service, LLC - (000523)	10419	$ 74.62
05/30/2012	Washtenaw County Register of Deeds - (000079)	10418	$ 974.70
05/30/2012	Muskegon County Legal News - (000125)	10417	$ 209.40
05/30/2012	Muskegon County Legal News - (000125)	10416	$ 209.40
05/30/2012	Kalamazoo County Circuit Court - (000221)	10415	$ 150.00
05/30/2012	Clinton County Sheriff Dept - (000051)	10414	$ 50.00
05/30/2012	Clinton County Register of Deeds - (000257)	10413	$ 462.40
05/31/2012	REID LAW OFFICES, P.L.C. - (003364)	38609	$ 1,813.13
05/31/2012	LAW OFFICE OF RICHARD F. MODIN - (003285)	38608	$ 15,308.86
06/01/2012	107 NORTH WASHINGTON AVE. L.L.C. - (000183)	38630	$ 1,358.07
06/01/2012	WORTHINGTON, L.L.C. - (002525)	38629	$ 650.00
06/01/2012	WASTE MANAGEMENT OF MI - (001621)	38628	$ 180.00
06/01/2012	THE PHOENIX ASSOCIATION - (001979)	38627	$ 18,897.62
06/01/2012	TEACHOUT SECURITY SERVICES, INC. - (002398)	38626	$ 913.20
06/01/2012	TEACHOUT SECURITY SERVICES, INC. - (002398)	38626	$ 1,141.50
06/01/2012	SUNNY VIEW SANITARY SUPPLY CO., INC - (002568)	38625	$ 227.11
06/01/2012	STATE OF MICHIGAN - (003276)	38624	$ 10.00
06/01/2012	SNL FINANCIAL LLC - (000290)	38623	$ 3,987.50

14144752.5
CAPITOL BANCORP LTD.
EXHIBIT A - SOFA NO. 3b

Check Date	Name	Check#	Amount
06/01/2012	SCHINDLER ELEVATOR CORP - (001620)	38622	$ 795.69
06/01/2012	RADISSON HOTEL LANSING - (000397)	38621	$ 257.64
06/01/2012	RADISSON HOTEL LANSING - (000397)	38621	$ 257.64
06/01/2012	OPACS OFFICE & COMPUTER SUPPLIES - (000060)	38620	$ 22.85
06/01/2012	NICK HAHN - (003300)	38619	$ 550.30
06/01/2012	LANSING BOARD OF WATER & LIGHT - (001592)	38618	$ 11,501.11
06/01/2012	HUB INTERNATIONAL MIDWEST LIMITED - (003277)	38617	$ 447.00
06/01/2012	HUB INTERNATIONAL MIDWEST LIMITED - (003277)	38617	$ 450.00
06/01/2012	DUSTY CORNERS DOMESTIC CLEANING SER - (002583)	38616	$ 4,160.00
06/01/2012	DBI BUSINESS INTERIORS - (000036)	38615	$ 3,498.00
06/01/2012	COMCAST - (000522)	38614	$ 127.03
06/01/2012	CAPITOL BEAN COUNTER LLC - (002436)	38613	$ 143.63
06/01/2012	BUSINESS & TRADE CENTER - (000185)	38612	$ 61,321.35
06/01/2012	ARAMARK - (000110)	38611	$ 202.10
06/01/2012	ABSOPURE WATER COMPANY - (001001)	38610	$ 52.50
06/01/2012	Oakland County Sheriff Dept - (000088)	10424	$ 8.00
06/01/2012	Oakland County Sheriff Dept - (000088)	10423	$ 8.00
06/01/2012	Kent County Circuit Court - (000070)	10422	$ 20.00
06/01/2012	Bobeldyk & Associates - (000092)	10421	$ 74.74
06/04/2012	US Postmaster- (000191)	10430	$ 88.00
06/04/2012	Muskegon County Register of Deeds - (000038)	10429	$ 17.00
06/04/2012	Muskegon County Register of Deeds - (000038)	10428	$ 17.00
06/04/2012	Livingston County Sheriff Dept - (000112)	10427	$ 8.00
06/04/2012	Livingston County Sheriff Dept - (000112)	10426	$ 8.00
06/04/2012	Lapeer County Sheriff Dept - (000107)	10425	$ 8.00
06/06/2012	VERIZON CONFERENCING - (003075)	38644	$ 14,327.75
06/06/2012	VERIZON BUSINESS - (002615)	38643	$ 1,724.00
06/06/2012	VERIZON BUSINESS - (002615)	38643	$ 21.20
06/06/2012	VERIZON BUSINESS - (002615)	38643	$ 375.75
06/06/2012	VERIZON BUSINESS - (002615)	38643	$ 893.24
06/06/2012	TINA LUHA - (001037)	38642	$ 31.01
06/06/2012	THOMAS E. RATTERMAN, LLC - (003310)	38641	$ 1,872.00
06/06/2012	STEVE PRICCO - (000476)	38640	$ 58.04
06/06/2012	SONI KOSKELA - (000614)	38639	$ 292.69
06/06/2012	PAUL RICHMAN - (002223)	38638	$ 564.16
06/06/2012	LEXISNEXIS - (003366)	38637	$ 50.00
06/06/2012	KIEL MCCARVILLE - (002514)	38636	$ 285.18
06/06/2012	INCO-CHECK, INC. - (002454)	38635	$ 269.25
06/06/2012	HONIGMAN MILLER SCHWARTZ & COHN LLP - (000291)	38634	$ 2,164.72
06/06/2012	DSG CONSULTING LLC - (003352)	38633	$ 2,453.01
06/06/2012	DOEREN MAYHEW & CO., P.C. - (003319)	38632	$ 2,300.00
06/06/2012	CAPITOL MECHANICAL CONTRACTORS, INC - (000016)	38631	$ 6,062.84
06/06/2012	Washtenaw County Circuit Court - (000045)	10442	$ 150.00
06/06/2012	Van Buren Sheriff Dept - (000367)	10441	$ 8.00
06/06/2012	Sanilac County Sheriff Department - (000551)	10440	$ 50.00
06/06/2012	Sanilac County Sheriff Department - (000551)	10439	$ 8.00
06/06/2012	Sanilac County Register of Deeds - (000601)	10438	$ 235.80
06/06/2012	Macomb County Sheriff Department - (000082)	10437	$ 8.00
06/06/2012	Kent County Circuit Court - (000070)	10436	$ 150.00
06/06/2012	GANNETT MICHIGAN NEWSPAPERS - (000005)	10435	$ 326.20

14144752.5
CAPITOL BANCORP LTD.
EXHIBIT A - SOFA NO. 3b

Check Date	Name	Check#	Amount
06/06/2012	GANNETT MICHIGAN NEWSPAPERS - (000005)	10434	$ 153.10
06/06/2012	Grand Haven Tribune - (000004)	10433	$ 235.65
06/06/2012	Balder & Company, LLC - (000602)	10432	$ 21.83
06/06/2012	American Title Company of Jackson - (000603)	10431	$ 133.75
06/07/2012	Washtenaw County Register of Deeds - (000079)	10452	$ 14.00
06/07/2012	Rick E. Risk - (000113)	10451	$ 203.88
06/07/2012	Oceana County Register of Deeds - (000576)	10450	$ 14.00
06/07/2012	Macomb County Register of Deeds - (000083)	10449	$ 14.00
06/07/2012	Kalamazoo Court Services - (000002)	10448	$ 48.00
06/07/2012	Kalamazoo Court Services - (000002)	10447	$ 48.00
06/07/2012	Kalamazoo Court Services - (000002)	10446	$ 8.00
06/07/2012	Ingham County Register of Deeds - (000059)	10445	$ 14.00
06/07/2012	Genesee County Register of Deeds - (000058)	10444	$ 17.00
06/08/2012	Van Buren County Register of Deeds - (000212)	10467	$ 14.00
06/08/2012	Oakland County Sheriff Dept - (000088)	10466	$ 8.00
06/08/2012	Oakland County Sheriff Dept - (000088)	10465	$ 8.00
06/08/2012	Macomb County Register of Deeds - (000083)	10464	$ 17.00
06/08/2012	Kalamazoo County Register of Deeds - (000073)	10463	$ 14.00
06/08/2012	Kalamazoo County Register of Deeds - (000073)	10462	$ 14.00
06/08/2012	Kalamazoo County Register of Deeds - (000073)	10461	$ 14.00
06/08/2012	Kalamazoo County Register of Deeds - (000073)	10460	$ 14.00
06/08/2012	Kalamazoo County Register of Deeds - (000073)	10459	$ 14.00
06/08/2012	Kalamazoo County Register of Deeds - (000073)	10458	$ 14.00
06/08/2012	Kalamazoo County Register of Deeds - (000073)	10457	$ 14.00
06/08/2012	Kalamazoo County Register of Deeds - (000073)	10456	$ 14.00
06/08/2012	Kalamazoo County Register of Deeds - (000073)	10455	$ 14.00
06/08/2012	Kalamazoo County Register of Deeds - (000073)	10454	$ 14.00
06/08/2012	Kalamazoo County Register of Deeds - (000073)	10453	$ 14.00
06/11/2012	Livingston County Sheriff Dept - (000112)	10472	$ 8.00
06/11/2012	Livingston County Sheriff Dept - (000112)	10471	$ 8.00
06/11/2012	Lapeer County Sheriff Dept - (000107)	10470	$ 8.00
06/11/2012	Detroit Legal News - (000011)	10469	$ 6.05
06/11/2012	Case Evaluation Clerk - (000296)	10468	$ 75.00
06/12/2012	WHITE PINE LEGAL SERVICES, INC. - (000003)	10475	$ 49.04
06/12/2012	Van Buren Sheriff Dept - (000367)	10474	$ 8.00
06/12/2012	Kent County Circuit Court - (000070)	10473	$ 20.00
06/13/2012	VERIZON WIRELESS - (002005)	38664	$ 12,167.82
06/13/2012	UPS - (000048)	38663	$ 91.38
06/13/2012	UPS - (000048)	38663	$ 546.88
06/13/2012	UPS - (000048)	38663	$ 132.31
06/13/2012	UPS - (000048)	38663	$ 94.81
06/13/2012	UPS - (000048)	38663	$ 191.98
06/13/2012	UPS - (000048)	38663	$ 415.89
06/13/2012	THE POLACK CORPORATION - (000161)	38662	$ 375.90
06/13/2012	SONI KOSKELA - (000614)	38661	$ 67.76
06/13/2012	SNL FINANCIAL LLC - (000290)	38660	$ 7,600.00
06/13/2012	SMITH MOORE LEATHERWOOD LLP - (003299)	38659	$ 1,020.25
06/13/2012	PATRICK R. HOGAN PLLC - (003369)	38658	$ 5,067.00
06/13/2012	LEXISNEXIS - (003366)	38657	$ 50.00
06/13/2012	LANA ESCAMILLA - (003307)	38656	$ 109.99

14144752.5
CAPITOL BANCORP LTD.
EXHIBIT A - SOFA NO. 3b

Check Date	Name	Check#	Amount
06/13/2012	LANA ESCAMILLA - (003307)	38656	$ 80.05
06/13/2012	JACK KLOTT - (001201)	38655	$ 85.47
06/13/2012	HONIGMAN MILLER SCHWARTZ & COHN LLP - (000291)	38654	$ 1,529.54
06/13/2012	DSG CONSULTING LLC - (003352)	38653	$ 2,673.20
06/13/2012	DELTA DENTAL PLAN OF MICHIGAN - (000214)	38652	$ 38,597.84
06/13/2012	DELTA DENTAL PLAN OF MICHIGAN - (000214)	38652	$ 734.06
06/13/2012	DELL MARKETING L.P. - (000065)	38651	$ 198.53
06/13/2012	DANIEL HUDE - (003089)	38650	$ 118.77
06/13/2012	DANIEL HUDE - (003089)	38650	$ 79.92
06/13/2012	CAROLYN SCHMIDT - (000327)	38649	$ 625.20
06/13/2012	BODMAN PLC - (002567)	38648	$ 394.32
06/13/2012	AT&T - (003304)	38647	$ 1,930.81
06/13/2012	ANTHEM BLUE CROSS - (003070)	38646	$ 18,619.21
06/13/2012	ALLIANCE PAYMENT SOLUTIONS, INC. - (002860)	38645	$ 2,973.01
06/14/2012	TODD SURLINE - (002311)	38680	$ 998.00
06/14/2012	TODD SURLINE - (002311)	38680	$ 263.10
06/14/2012	TEACHOUT SECURITY SERVICES, INC. - (002398)	38679	$ 1,141.50
06/14/2012	SUNNY VIEW SANITARY SUPPLY CO., INC - (002568)	38678	$ 245.66
06/14/2012	SUE CHAMBERLAIN - (000708)	38677	$ 22.96
06/14/2012	STAPLES BUSINESS ADVANTAGE - (001879)	38676	$ 378.02
06/14/2012	STAPLES BUSINESS ADVANTAGE - (001879)	38676	$ (16.63)
06/14/2012	STAPLES BUSINESS ADVANTAGE - (001879)	38676	$ 44.30
06/14/2012	STAPLES BUSINESS ADVANTAGE - (001879)	38676	$ 64.72
06/14/2012	STAPLES BUSINESS ADVANTAGE - (001879)	38676	$ 332.03
06/14/2012	STAPLES BUSINESS ADVANTAGE - (001879)	38676	$ 345.34
06/14/2012	STAPLES BUSINESS ADVANTAGE - (001879)	38676	$ 434.96
06/14/2012	STAPLES BUSINESS ADVANTAGE - (001879)	38676	$ 319.64
06/14/2012	STAPLES BUSINESS ADVANTAGE - (001879)	38676	$ 125.79
06/14/2012	ORKIN, INC. - (001622)	38675	$ 76.64
06/14/2012	OPACS OFFICE & COMPUTER SUPPLIES - (000060)	38674	$ 202.23
06/14/2012	OPACS OFFICE & COMPUTER SUPPLIES - (000060)	38674	$ (187.35)
06/14/2012	OPACS OFFICE & COMPUTER SUPPLIES - (000060)	38674	$ 174.28
06/14/2012	OPACS OFFICE & COMPUTER SUPPLIES - (000060)	38674	$ 7.19
06/14/2012	LANSING MUNICIPAL PARKING - (000038)	38673	$ 160.00
06/14/2012	JOSEPH D. REID, CHAIRMAN - (000009)	38672	$ 570.00
06/14/2012	JOSEPH D. REID, CHAIRMAN - (000009)	38672	$ 1,924.39
06/14/2012	HASSELBRING CLARK - (000417)	38671	$ 3,102.95
06/14/2012	DAVE FORTUNE - (000259)	38670	$ 254.60
06/14/2012	CINTAS CORPORATION#725 - (001627)	38669	$ 38.16
06/14/2012	CINTAS CORPORATION#725 - (001627)	38669	$ 42.40
06/14/2012	CAPITOL MECHANICAL CONTRACTORS, INC - (000016)	38667	$ 6,616.27
06/14/2012	CAPITOL BEAN COUNTER LLC - (002436)	38666	$ 177.55
06/14/2012	CAPITOL BEAN COUNTER LLC - (002436)	38666	$ 44.46
06/14/2012	ALLEGRA MARKETING PRINT MAIL - (003317)	38665	$ 316.57
06/14/2012	WHITE PINE LEGAL SERVICES, INC. - (000003)	10495	$ 750.00
06/14/2012	WHITE PINE LEGAL SERVICES, INC. - (000003)	10494	$ 50.00
06/14/2012	Muskegon County Register of Deeds - (000038)	10493	$ 90.60
06/14/2012	Muskegon County Register of Deeds - (000038)	10492	$ 39.15
06/14/2012	Muskegon County Register of Deeds - (000038)	10491	$ 39.15
06/14/2012	Muskegon County Register of Deeds - (000038)	10490	$ 39.15

14144752.5
CAPITOL BANCORP LTD.
EXHIBIT A - SOFA NO. 3b

Check Date	Name	Check#	Amount
06/14/2012	Muskegon County Register of Deeds - (000038)	10488	$ 39.15
06/14/2012	Muskegon County Register of Deeds - (000038)	10487	$ 39.15
06/14/2012	Muskegon County Register of Deeds - (000038)	10486	$ 39.15
06/14/2012	Muskegon County Register of Deeds - (000038)	10485	$ 39.15
06/14/2012	Muskegon County Register of Deeds - (000038)	10484	$ 39.15
06/14/2012	Muskegon County Register of Deeds - (000038)	10483	$ 39.15
06/14/2012	Muskegon County Register of Deeds - (000038)	10482	$ 39.15
06/14/2012	Muskegon County Register of Deeds - (000038)	10481	$ 39.15
06/14/2012	Muskegon County Register of Deeds - (000038)	10480	$ 39.15
06/14/2012	Muskegon County Register of Deeds - (000038)	10479	$ 39.15
06/14/2012	Muskegon County Register of Deeds - (000038)	10478	$ 39.15
06/14/2012	Muskegon County Register of Deeds - (000038)	10477	$ 39.15
06/14/2012	Macomb County Sheriff Department - (000082)	10476	$ 8.00
06/18/2012	Washtenaw County Register of Deeds - (000079)	10510	$ 32.00
06/18/2012	Clinton County Register of Deeds - (000257)	10509	$ 83.05
06/18/2012	Clinton County Register of Deeds - (000257)	10508	$ 83.05
06/18/2012	Clinton County Register of Deeds - (000257)	10507	$ 83.05
06/18/2012	Clinton County Register of Deeds - (000257)	10506	$ 62.15
06/18/2012	Van Buren Sheriff Dept - (000367)	10505	$ 8.00
06/18/2012	TS GLENFIELD & ASSOCIATES - (000012)	10504	$ 35.00
06/18/2012	Oakland County Legal News - (000053)	10503	$ 173.60
06/18/2012	Livingston County Sheriff Dept - (000112)	10501	$ 8.00
06/18/2012	Livingston County Sheriff Dept - (000112)	10500	$ 8.00
06/18/2012	Lapeer County Sheriff Dept - (000107)	10499	$ 8.00
06/18/2012	Detroit Legal News - (000011)	10497	$ 279.40
06/18/2012	Clinton County Sheriff Dept - (000051)	10496	$ 200.00
06/20/2012	2777 CAMELBACK INC. - (000008)	38707	$ 41,552.88
06/20/2012	2777 CAMELBACK INC. - (000008)	38707	$ 7.01
06/20/2012	VISION SERVICE PLAN - (002207)	38706	$ 5,395.77
06/20/2012	VISION SERVICE PLAN - (002207)	38706	$ 19.57
06/20/2012	VERIZON BUSINESS - (002615)	38705	$ 52.52
06/20/2012	VERIZON BUSINESS - (002608)	38704	$ 9,853.68
06/20/2012	VERIZON BUSINESS - (002608)	38704	$ 19,297.63
06/20/2012	VERIZON BUSINESS - (002608)	38704	$ 2,452.68
06/20/2012	VERIZON BUSINESS - (002608)	38704	$ 938.41
06/20/2012	UPS - (000048)	38703	$ 300.32
06/20/2012	UPS - (000043)	38702	$ 21.49
06/20/2012	RONALD SABLE - (000101)	38701	$ 1,340.28
06/20/2012	RICHARD HOUSEWORTH - (001684)	38700	$ 895.52
06/20/2012	PROFITSTAR, INC. - (000422)	38699	$ 19,384.57
06/20/2012	PATRICK R. HOGAN PLLC - (003369)	38698	$ 3,789.00
06/20/2012	MYRL NOFZIGER - (003360)	38697	$ 325.24
06/20/2012	LASERCYCLE USA INC. - (002219)	38696	$ 112.83
06/20/2012	LASERCYCLE USA INC. - (002219)	38696	$ 75.00
06/20/2012	LASERCYCLE USA INC. - (002219)	38696	$ 122.89
06/20/2012	KAREN SCHNIERS - (000481)	38695	$ 229.67
06/20/2012	JACK HENRY & ASSOCIATES, INC. - (000154)	38694	$ 4,357.94
06/20/2012	JACK HENRY & ASSOCIATES, INC. - (000154)	38694	$ 2,535.00
06/20/2012	JABURG & WILK, P.C. - (003370)	38693	$ 1,375.00
06/20/2012	HUB INTERNATIONAL MIDWEST - (000594)	38692	$ 48,132.12

14144752.5
CAPITOL BANCORP LTD.
EXHIBIT A - SOFA NO. 3b

Check Date	Name	Check#	Amount
06/20/2012	GE CAPITAL C/O RICOH USA PROGRAM - (002962)	38691	$ 238.28
06/20/2012	FIS, INC. - (003016)	38690	$ 10,845.51
06/20/2012	ENCOMPASS - (002591)	38689	$ 2,221.08
06/20/2012	DEBBIE MOSER - (000786)	38688	$ 546.39
06/20/2012	COMPUTERSHARE SHAREOWNER SERVICE LL - (003350)	38687	$ 3,623.12
06/20/2012	CINTAS DOCUMENT MANAGEMENT - (001556)	38686	$ 216.62
06/20/2012	CERIDIAN - (000845)	38685	$ 662.28
06/20/2012	CERIDIAN - (000845)	38685	$ 8,801.08
06/20/2012	CERIDIAN - (000845)	38685	$ 2,453.34
06/20/2012	BERK & MOSKOWITZ, P.C. - (002938)	38684	$ 70.80
06/20/2012	BERK & MOSKOWITZ, P.C. - (002938)	38684	$ 118.49
06/20/2012	BECKY HILLS - (002221)	38683	$ 265.00
06/20/2012	AT&T - (003304)	38682	$ 64.48
06/20/2012	AT&T - (003304)	38682	$ 3,075.64
06/20/2012	ALEXANDER HAMILTON INSTITUTE - (003291)	38681	$ 34.75
06/20/2012	WHITE PINE LEGAL SERVICES, INC. - (000003)	10518	$ 178.08
06/20/2012	WHITE PINE LEGAL SERVICES, INC. - (000003)	10517	$ 31.13
06/20/2012	TS GLENFIELD & ASSOCIATES - (000012)	10516	$ 55.00
06/20/2012	Sanilac County Register of Deeds - (000601)	10515	$ 235.90
06/20/2012	Muskegon County Register of Deeds - (000038)	10514	$ 17.00
06/20/2012	Macomb County Sheriff Department - (000082)	10513	$ 8.00
06/20/2012	Hobbs Civil Process - (000061)	10512	$ 24.00
06/20/2012	Balder & Company, LLC - (000602)	10511	$ 21.83
06/21/2012	WHITE PINE LEGAL SERVICES, INC. - (000003)	10531	$ 96.00
06/21/2012	WHITE PINE LEGAL SERVICES, INC. - (000003)	10530	$ 96.00
06/21/2012	WHITE PINE LEGAL SERVICES, INC. - (000003)	10529	$ 72.00
06/21/2012	WHITE PINE LEGAL SERVICES, INC. - (000003)	10528	$ 56.00
06/21/2012	WHITE PINE LEGAL SERVICES, INC. - (000003)	10527	$ 40.00
06/21/2012	MLive Media Group - (000589)	10526	$ 767.60
06/21/2012	MLive Media Group - (000589)	10525	$ 614.08
06/21/2012	MLive Media Group - (000589)	10524	$ 345.03
06/21/2012	Macomb County Probate Court - (000605)	10523	$ 20.00
06/21/2012	Kalamazoo Court Services - (000002)	10522	$ 160.00
06/21/2012	Kalamazoo Court Services - (000002)	10521	$ 32.00
06/21/2012	Kalamazoo Court Services - (000002)	10520	$ 32.00
06/21/2012	Ingham County Sheriff - Civil Div - (000022)	10519	$ 48.00
06/22/2012	WILLIAM E. RHEAUME - (000001)	38714	$ 1,133.86
06/22/2012	W. ROY TOLSON, SRA - (003367)	38713	$ 3,000.00
06/22/2012	THOMAS E. RATTERMAN, LLC - (003310)	38712	$ 1,976.00
06/22/2012	LAW OFFICE OF RICHARD F. MODIN - (003285)	38711	$ 323.00
06/22/2012	LANA ESCAMILLA - (003307)	38710	$ 97.85
06/22/2012	KACEE M. REID, P.L.C. - (000051)	38709	$ 1,642.50
06/22/2012	BERK & MOSKOWITZ, P.C. - (002938)	38708	$ 25.41
06/22/2012	BERK & MOSKOWITZ, P.C. - (002938)	38708	$ 132.57
06/22/2012	BERK & MOSKOWITZ, P.C. - (002938)	38708	$ 23.79
06/25/2012	Washtenaw County Circuit Court - (000045)	10537	$ 150.00
06/25/2012	Washtenaw County Circuit Court - (000045)	10536	$ 150.00
06/25/2012	TS GLENFIELD & ASSOCIATES - (000012)	10535	$ 20.00
06/25/2012	Livingston County Sheriff Dept - (000112)	10534	$ 24.00
06/25/2012	Livingston County Sheriff Dept - (000112)	10533	$ 24.00

14144752.5
CAPITOL BANCORP LTD.
EXHIBIT A - SOFA NO. 3b

Check Date	Name	Check#	Amount
06/25/2012	Grand Rapids Legal News - (000154)	10532	$ 292.55
06/27/2012	W. ROY TOLSON, SRA - (003367)	38735	$ 6,937.50
06/27/2012	VERIZON BUSINESS - (002615)	38734	$ 33.66
06/27/2012	VALLEY OF THE SUN UNITED WAY - (000389)	38733	$ 700.00
06/27/2012	UPS - (000048)	38732	$ 255.94
06/27/2012	SOFTWARE SOLUTIONS INT'L, INC. - (000165)	38731	$ 1,346.45
06/27/2012	PRESORT SERVICES, INC - (000061)	38730	$ 10.46
06/27/2012	PRESORT SERVICES, INC - (000061)	38730	$ 174.54
06/27/2012	PRESORT SERVICES, INC - (000061)	38730	$ 81.77
06/27/2012	PRESORT SERVICES, INC - (000061)	38730	$ 133.47
06/27/2012	PRESORT SERVICES, INC - (000061)	38730	$ 10.33
06/27/2012	PRESORT SERVICES, INC - (000061)	38730	$ 145.04
06/27/2012	PRESORT SERVICES, INC - (000061)	38730	$ 47.69
06/27/2012	PRESORT SERVICES, INC - (000061)	38730	$ 312.14
06/27/2012	PATRICK R. HOGAN PLLC - (003369)	38729	$ 4,356.00
06/27/2012	PATRICK R. HOGAN PLLC - (003369)	38729	$ 2,745.00
06/27/2012	LANSING MUNICIPAL PARKING - (000038)	38728	$ 19,611.00
06/27/2012	KEN SCHAFER - (002067)	38727	$ 265.00
06/27/2012	INTERACTIVE DATA PRICING & REF. - (002240)	38726	$ 100.17
06/27/2012	HONIGMAN MILLER SCHWARTZ & COHN LLP - (000291)	38725	$ 200.60
06/27/2012	HARLAND FINANCIAL SOLUTIONS - (000256)	38724	$ 2,175.68
06/27/2012	GREATER KALAMAZOO UNITED WAY - (000857)	38723	$ 107.94
06/27/2012	FEDEX - (000223)	38722	$ 13.24
06/27/2012	CHRISTINA NOSAL - (003337)	38721	$ 210.00
06/27/2012	CARD IMAGING - (002595)	38720	$ 410.00
06/27/2012	CAPITAL AREA UNITED WAY- (000388)	38719	$ 483.70
06/27/2012	BROADRIDGE INVESTOR COMMUNICATION - (002284)	38718	$ 193.02
06/27/2012	BROADRIDGE INVESTOR COMMUNICATION - (002284)	38718	$ 144.04
06/27/2012	BODMAN PLC - (002567)	38717	$ 396.37
06/27/2012	ARROWHEAD - (000150)	38716	$ 77.43
06/27/2012	ALDINGER, INC. - (000232)	38715	$ 770.49
06/27/2012	Wayne County Sheriff Dept - (000101)	10543	$ 8.00
06/27/2012	Washtenaw County Circuit Court - (000045)	10542	$ 150.00
06/27/2012	Van Buren Sheriff Dept - (000367)	10541	$ 8.00
06/27/2012	PCI Civil Division - (000159)	10540	$ 51.65
06/27/2012	Muskegon County Circuit Court - (000042)	10539	$ 150.00
06/27/2012	Macomb County Sheriff Department - (000082)	10538	$ 8.00
06/28/2012	Audra Springsteen - (000607)	10546	$ 35.25
06/29/2012	VILLAGE OF STOCKBRIDGE - (002618)	38800	$ 93.73
06/29/2012	VILLAGE OF STOCKBRIDGE - (002618)	38800	$ 777.09
06/29/2012	TRICIA FOSTER - (003372)	38799	$ 3,000.00
06/29/2012	TERRI SOLOMON - (000409)	38798	$ 198.09
06/29/2012	ROBERT REID - (003373)	38797	$ 1,500.00
06/29/2012	MASSMUTUAL FINANCIAL GROUP - (001390)	38796	$ 5,518.76
06/29/2012	LEE & ASSOCIATES - (003375)	38795	$ 12,180.00
06/29/2012	KATHLEEN GASKIN - (000087)	38794	$ 479.20
06/29/2012	JENNINGS, STROUSS & SALMON, PLC - (003371)	38793	$ 3,078.00
06/29/2012	HEATHER RAPP - (002275)	38792	$ 683.90
06/29/2012	DELL MARKETING L.P. - (000065)	38791	$ 736.20
06/29/2012	CONSUMERS ENERGY - (002371)	38790	$ 45.54

14144752.5
CAPITOL BANCORP LTD.
EXHIBIT A - SOFA NO. 3b

Check Date	Name	Check#	Amount
06/29/2012	CONSUMERS ENERGY - (002371)	38790	$ 38.76
06/29/2012	COLLIERS INTERNATIONAL - (003374)	38789	$ 1,440.00
06/29/2012	CERIDIAN - (000845)	38788	$ 44.08
06/29/2012	CERIDIAN - (000845)	38788	$ 190.00
06/29/2012	CATHY GOODRICH - (000570)	38787	$ 108.86
06/29/2012	CAROLYN SCHMIDT - (000327)	38786	$ 429.41
06/29/2012	BERK & MOSKOWITZ, P.C. - (002938)	38785	$ 36.71
06/29/2012	BERK & MOSKOWITZ, P.C. - (002938)	38785	$ 27.23
06/29/2012	BERK & MOSKOWITZ, P.C. - (002938)	38785	$ 36.98
06/29/2012	BERK & MOSKOWITZ, P.C. - (002938)	38785	$ 77.33
06/29/2012	BERK & MOSKOWITZ, P.C. - (002938)	38785	$ 86.88
06/29/2012	BERK & MOSKOWITZ, P.C. - (002938)	38785	$ 142.85
06/29/2012	BERK & MOSKOWITZ, P.C. - (002938)	38785	$ 180.52
06/29/2012	BERK & MOSKOWITZ, P.C. - (002938)	38785	$ 48.44
06/29/2012	BERK & MOSKOWITZ, P.C. - (002938)	38785	$ 75.46
06/29/2012	BERK & MOSKOWITZ, P.C. - (002938)	38785	$ 34.45
06/29/2012	BERK & MOSKOWITZ, P.C. - (002938)	38785	$ 104.45
06/29/2012	BERK & MOSKOWITZ, P.C. - (002938)	38785	$ 339.44
06/29/2012	BERK & MOSKOWITZ, P.C. - (002938)	38785	$ 395.87
06/29/2012	BERK & MOSKOWITZ, P.C. - (002938)	38785	$ 1,250.22
06/29/2012	BERK & MOSKOWITZ, P.C. - (002938)	38785	$ 460.27
06/29/2012	BERK & MOSKOWITZ, P.C. - (002938)	38785	$ 25.00
06/29/2012	BERK & MOSKOWITZ, P.C. - (002938)	38785	$ 146.28
06/29/2012	BERK & MOSKOWITZ, P.C. - (002938)	38785	$ 1,132.25
06/29/2012	AMALGAMATED BANK OF CHICAGO - (003043)	38784	$ 1,275.00
06/29/2012	ZUHAIR ANTONE - (002735)	38783	$ 2,844.18
06/29/2012	WRG LIVING TRUST DTD 4/10/1997, - (002753)	38782	$ 2,250.00
06/29/2012	WRG LIVING TRUST DTD 4/10/1997, - (002753)	38782	$ 2,250.00
06/29/2012	WILLIAM GIALKETSIS & - (002740)	38781	$ 4,500.00
06/29/2012	WILLIAM D. FLES & CRYSTAL M. FLES - (002739)	38780	$ 2,250.00
06/29/2012	SUSAN HAKIM - (002741)	38779	$ 6,946.89
06/29/2012	STRATEGIC MEDICAL MANAGEMENT - (002771)	38778	$ 1,125.00
06/29/2012	STEPHEN DIXON - (002756)	38777	$ 1,125.00
06/29/2012	SPA NV LIMITED PARTNERSHIP - (002750)	38776	$ 11,250.00
06/29/2012	SKY BIRD TRAVEL & TOUR INC. - (002748)	38775	$ 12,000.47
06/29/2012	ROY ABRAMS - (002734)	38774	$ 2,250.00
06/29/2012	RODNEY C. PELTON LIVING TRUST DTD - (002764)	38773	$ 2,250.00
06/29/2012	ROBERT M. ORNSTEIN 2007 REV TR - (002828)	38772	$ 2,250.00
06/29/2012	RICHARD N. WIENER & RAJKUMARI - (002752)	38770	$ 2,250.00
06/29/2012	RICHARD L. MAX SR. & DELORIS C. MAX - (002769)	38769	$ 2,250.00
06/29/2012	RICHARD HOLLANDER IRA - (002827)	38768	$ 1,125.00
06/29/2012	RICHARD D. AARONSON - (002733)	38767	$ 2,250.00
06/29/2012	PB & CO. - MIKE HALLEWELL SEP IRA - (002758)	38766	$ 2,250.00
06/29/2012	PB & CO. - GEORGE CICHOSKI - (002755)	38765	$ 2,705.66
06/29/2012	PB & CO. - (002747)	38764	$ 1,575.00
06/29/2012	PB & CO. - (002747)	38764	$ 13,106.25
06/29/2012	PATRICK J. GREGORY - (002757)	38763	$ 6,750.00
06/29/2012	PACIFIC TITLE ARCHIVES - (002789)	38762	$ 2,250.00
06/29/2012	NTC & CO. FBO DAVID W. GROTENHUIS - (002826)	38761	$ 2,250.00
06/29/2012	NEAL F. ZALENKO REVOCABLE LIVING - (002732)	38760	$ 2,250.00

14144752.5
CAPITOL BANCORP LTD.
EXHIBIT A - SOFA NO. 3b

Check Date	Name	Check#	Amount
06/29/2012	MYRL D. NOFZIGER - (000098)	38759	$ 1,125.00
06/29/2012	MARY B. GREGORY REVOC LIVING TRUST - (002767)	38758	$ 4,879.23
06/29/2012	MARIE WALKER - (002464)	38757	$ 4,500.00
06/29/2012	KRAVITZ SCHNITZER SLOANE 401(K) - (002745)	38756	$ 3,375.00
06/29/2012	KENNETH A. KEFALAS & - (002760)	38755	$ 2,250.00
06/29/2012	JOHN PETERSON - (002759)	38754	$ 2,250.00
06/29/2012	JEFFREY P. JONNA TRUST DTD - (002744)	38753	$ 2,250.00
06/29/2012	JAYA INVESTMENTS - (002743)	38752	$ 1,923.15
06/29/2012	JAY J. BUTLER & - (002776)	38751	$ 2,250.00
06/29/2012	JAMES L. COMADOLL & - (002768)	38750	$ 4,500.00
06/29/2012	HOLLANDER CAPITAL MANAGEMENT - (002742)	38749	$ 1,125.00
06/29/2012	HENRY B. SOLOWAY 1991 IRREVOCABLE - (002749)	38748	$ 2,250.00
06/29/2012	GREGORY A. HOOGENBOOM & CHARLOTTE A - (002726)	38747	$ 1,125.00
06/29/2012	GREGORY A. HOOGENBOOM - (002727)	38746	$ 2,250.00
06/29/2012	GRANDCHILDRENS (GST EXEMPTION) - (002728)	38745	$ 2,250.00
06/29/2012	EUGENE LEVY - (002746)	38744	$ 2,250.00
06/29/2012	DENISE L. POTTER TRUST UAD 4/19/04, - (002788)	38743	$ 2,250.00
06/29/2012	DANIEL ARBOUR IRA, - (003359)	38742	$ 1,125.00
06/29/2012	CRAIG E. SANDERS & BARBARA A. - (002770)	38741	$ 2,250.00
06/29/2012	CASON FAMILY TRUST DTD 5/6/88, - (002754)	38740	$ 2,547.87
06/29/2012	CASON FAMILY TRUST DTD 5/6/88, - (002754)	38740	$ 2,522.25
06/29/2012	CASON FAMILY TRUST DTD 5/6/88, - (002754)	38740	$ 2,522.25
06/29/2012	BETTY WOOLLS & PAUL WOOLLS - (002761)	38739	$ 11,250.00
06/29/2012	BARELS CHARITABLE REMAINDER TRUST - (002731)	38738	$ 11,250.00
06/29/2012	ASHWIN SHAH - (002765)	38737	$ 2,250.00
06/29/2012	ARTHUR DEFEVER - (002729)	38736	$ 2,250.00
06/29/2012	THE ROBERT D. CRAMER & NANCY L. - (002762)	ACH - 1557	$ 1,125.00
06/29/2012	JAMES LOUIS ESSERT & ERIN ELIZABETH - (002773)	ACH - 1556	$ 5,625.00
06/29/2012	EARL PETZNICK JR. - (002774)	ACH - 1555	$ 5,625.00
07/02/2012	107 NORTH WASHINGTON AVE. L.L.C. - (000183)	38804	$ 1,398.81
07/02/2012	WORTHINGTON, L.L.C. - (002525)	38803	$ 650.00
07/02/2012	THE PHOENIX ASSOCIATION - (001979)	38802	$ 18,897.62
07/02/2012	BUSINESS & TRADE CENTER - (000185)	38801	$ 61,321.35
07/02/2012	Wayne County Sheriff Dept - (000101)	10554	$ 8.00
07/02/2012	Oakland County Sheriff Dept - (000088)	10553	$ 8.00
07/02/2012	Macomb County Sheriff Department - (000082)	10552	$ 8.00
07/02/2012	Kalamazoo Court Services - (000002)	10551	$ 100.00
07/02/2012	Kalamazoo County Register of Deeds - (000073)	10550	$ 237.90
07/02/2012	Kalamazoo County Register of Deeds - (000073)	10549	$ 196.95
07/02/2012	Kalamazoo County Register of Deeds - (000073)	10548	$ 14.00
07/02/2012	Clinton County Circuit Court - (000072)	10547	$ 150.00
07/05/2012	1099-MICHELLE HACK-(003344)	38824	$ 313.05
07/05/2012	UPS - (000048)	38823	$ 292.25
07/05/2012	TODD SURLINE - (002311)	38822	$ 289.06
07/05/2012	THOMAS E. RATTERMAN, LLC - (003310)	38821	$ 2,392.00
07/05/2012	TEACHOUT SECURITY SERVICES, INC. - (002398)	38820	$ 1,141.50
07/05/2012	TEACHOUT SECURITY SERVICES, INC. - (002398)	38820	$ 1,141.50
07/05/2012	SUNNY VIEW SANITARY SUPPLY CO., INC - (002568)	38819	$ 196.90
07/05/2012	RADISSON HOTEL LANSING - (000397)	38818	$ 654.85
07/05/2012	NORTHWESTERN MUTUAL - (000366)	38817	$ 12,521.50

14144752.5
CAPITOL BANCORP LTD.
EXHIBIT A - SOFA NO. 3b

Check Date	Name	Check#	Amount
07/05/2012	NICK HAHN - (003300)	38816	$ 307.13
07/05/2012	LANSING BOARD OF WATER & LIGHT - (001592)	38815	$ 13,401.24
07/05/2012	GAYLE MCEACHERN - (002332)	38814	$ 200.00
07/05/2012	FOLIAGE DESIGN SYSTEMS - (001003)	38813	$ 163.00
07/05/2012	DUSTY CORNERS DOMESTIC CLEANING SER - (002583)	38812	$ 4,160.00
07/05/2012	DELTA DENTAL PLAN OF MICHIGAN - (000214)	38811	$ 39,462.93
07/05/2012	DELTA DENTAL PLAN OF MICHIGAN - (000214)	38811	$ 818.56
07/05/2012	DAVE FORTUNE - (000259)	38810	$ 204.56
07/05/2012	DAVE FORTUNE - (000259)	38810	$ 175.00
07/05/2012	DAVE FORTUNE - (000259)	38810	$ 404.55
07/05/2012	COMCAST - (000522)	38809	$ 127.03
07/05/2012	CAPITOL BEAN COUNTER LLC - (002436)	38808	$ 222.60
07/05/2012	BMC GROUP VDR, LLC - (003290)	38807	$ 3,992.80
07/05/2012	ARAMARK REFRESHMENT SERVICES - (003280)	38806	$ 291.84
07/05/2012	ABSOPURE WATER COMPANY - (001001)	38805	$ 52.50
07/09/2012	WHITE PINE LEGAL SERVICES, INC. - (000003)	10575	$ 50.00
07/09/2012	WHITE PINE LEGAL SERVICES, INC. - (000003)	10574	$ 50.00
07/09/2012	Wayne County Sheriff Dept - (000101)	10573	$ 8.00
07/09/2012	View Newspaper Group - (000506)	10572	$ 76.10
07/09/2012	TS GLENFIELD & ASSOCIATES - (000012)	10571	$ 75.00
07/09/2012	Thomas E.S. Tiderington - (000525)	10570	$ 25.00
07/09/2012	Robert W. Bandeen - (000608)	10569	$ 25.00
07/09/2012	Raymond J. Pater - (000609)	10568	$ 25.00
07/09/2012	Muskegon County Register of Deeds - (000038)	10567	$ 181.90
07/09/2012	Muskegon County Register of Deeds - (000038)	10566	$ 113.15
07/09/2012	Muskegon County Register of Deeds - (000038)	10565	$ 17.00
07/09/2012	Muskegon County Circuit Court - (000042)	10564	$ 150.00
07/09/2012	McCullough Court Services - (000060)	10563	$ 38.31
07/09/2012	Macomb County Sheriff Department - (000082)	10562	$ 8.00
07/09/2012	Livingston County Sheriff Dept - (000112)	10561	$ 8.00
07/09/2012	Livingston County Sheriff Dept - (000112)	10560	$ 8.00
07/09/2012	Ingham County Register of Deeds - (000059)	10558	$ 14.00
07/09/2012	Ingham County Register of Deeds - (000059)	10557	$ 14.00
07/09/2012	Grand Haven Tribune - (000004)	10556	$ 329.95
07/09/2012	Bruce D. Boone & Associates - (000037)	10555	$ 46.28
07/11/2012	WOLTERS KLUWER FINANCIAL SERVICES, - (003287)	38840	$ 10,388.00
07/11/2012	VERIZON WIRELESS - (002005)	38839	$ 12,297.75
07/11/2012	VERIZON CONFERENCING - (003075)	38838	$ 8,288.28
07/11/2012	VERIZON BUSINESS - (002615)	38837	$ 1,785.99
07/11/2012	VERIZON BUSINESS - (002615)	38837	$ 21.20
07/11/2012	VERIZON BUSINESS - (002615)	38837	$ 370.08
07/11/2012	VERIZON BUSINESS - (002615)	38837	$ 921.50
07/11/2012	UPS - (000048)	38836	$ 94.28
07/11/2012	PRINCIPAL FINANCIAL GROUP - (003004)	38835	$ 500.00
07/11/2012	NAGGL - (000792)	38834	$ 1,275.00
07/11/2012	MICHIGAN DEPARTMENT OF TREASURY- (002784)	38833	$ 85,000.00
07/11/2012	JOSEPH D. REID, CHAIRMAN - (000009)	38832	$ 2,989.93
07/11/2012	INCO-CHECK, INC. - (002454)	38831	$ 315.00
07/11/2012	ENCOMPASS-(002591)	38830	$ 2,221.08
07/11/2012	CROWE HORWATH LLP - (000325)	38829	$ 37,500.00

14144752.5
CAPITOL BANCORP LTD.
EXHIBIT A - SOFA NO. 3b

Check Date	Name	Check#	Amount
07/11/2012	CHRISTOPHER OLSON - (002551)	38828	$ 537.13
07/11/2012	CERIDIAN - (000845)	38827	$ 1,468.42
07/11/2012	ANTHEM BLUE CROSS - (003070)	38826	$ 18,368.97
07/11/2012	ALLIANCE PAYMENT SOLUTIONS, INC. - (002860)	38825	$ 3,828.16
07/11/2012	Wayne County Register of Deeds - (000102)	10578	$ 18.00
07/11/2012	Muskegon County Register of Deeds - (000038)	10577	$ 14.00
07/11/2012	Manistee County Register of Deeds - (000324)	10576	$ 29.00
07/13/2012	WOLTERS KLUWER FINANCIAL SERVICES - (001522)	38855	$ 321.78
07/13/2012	WASTE MANAGEMENT OF MI - (001621)	38854	$ 180.00
07/13/2012	TEACHOUT SECURITY SERVICES, INC. - (002398)	38853	$ 913.20
07/13/2012	TEACHOUT SECURITY SERVICES, INC. - (002398)	38853	$ 1,141.50
07/13/2012	SUNNY VIEW SANITARY SUPPLY CO., INC - (002568)	38852	$ 165.15
07/13/2012	STAPLES BUSINESS ADVANTAGE - (001879)	38851	$ 131.99
07/13/2012	STAPLES BUSINESS ADVANTAGE - (001879)	38851	$ 84.15
07/13/2012	STAPLES BUSINESS ADVANTAGE - (001879)	38851	$ 36.19
07/13/2012	STAPLES BUSINESS ADVANTAGE - (001879)	38851	$ 46.06
07/13/2012	STAPLES BUSINESS ADVANTAGE - (001879)	38851	$ 280.49
07/13/2012	STAPLES BUSINESS ADVANTAGE - (001879)	38851	$ 39.33
07/13/2012	STAPLES BUSINESS ADVANTAGE - (001879)	38851	$ 73.84
07/13/2012	STAPLES BUSINESS ADVANTAGE - (001879)	38851	$ 53.23
07/13/2012	STAPLES BUSINESS ADVANTAGE - (001879)	38851	$ 54.17
07/13/2012	STAPLES BUSINESS ADVANTAGE - (001879)	38851	$ 538.31
07/13/2012	STAPLES BUSINESS ADVANTAGE - (001879)	38851	$ 225.67
07/13/2012	STAPLES BUSINESS ADVANTAGE - (001879)	38851	$ 278.15
07/13/2012	STAPLES BUSINESS ADVANTAGE - (001879)	38851	$ 35.48
07/13/2012	PATRICK R. HOGAN PLLC - (003369)	38850	$ 4,164.53
07/13/2012	PATRICK R. HOGAN PLLC - (003369)	38850	$ 135.14
07/13/2012	PATRICK R. HOGAN PLLC - (003369)	38850	$ 2,997.00
07/13/2012	ORKIN, INC. - (001622)	38849	$ 76.64
07/13/2012	NICK HAHN - (003300)	38848	$ 154.07
07/13/2012	NICK HAHN - (003300)	38848	$ 464.00
07/13/2012	MARIE WALKER - (002464)	38847	$ 714.14
07/13/2012	MARIE WALKER - (002464)	38847	$ 1,304.00
07/13/2012	GOVERNMENT LOAN SOLUTIONS, INC. - (003315)	38846	$ 538.00
07/13/2012	DSG CONSULTING LLC - (003352)	38845	$ 2,928.15
07/13/2012	DAVE FORTUNE - (000259)	38844	$ 425.60
07/13/2012	CINTAS CORPORATION#725 - (001627)	38843	$ 42.40
07/13/2012	CERIDIAN - (000845)	38842	$ 134.00
07/13/2012	ALLEGRA MARKETING PRINT MAIL - (003317)	38841	$ 466.03
07/17/2012	Wayne County Sheriff Dept - (000101)	10588	$ 8.00
07/17/2012	Wayne County Register of Deeds - (000102)	10587	$ 15.00
07/17/2012	Washtenaw County Sheriff - (000063)	10586	$ 24.00
07/17/2012	Washtenaw County Circuit Court - (000045)	10585	$ 20.00
07/17/2012	Timothy R. Sinclair - (000611)	10584	$ 25.00
07/17/2012	Susan R. Chrzanowski - (000612)	10583	$ 25.00
07/17/2012	Macomb County Sheriff Department - (000082)	10582	$ 8.00
07/17/2012	Livingston County Sheriff Dept - (000112)	10581	$ 8.00
07/17/2012	Livingston County Sheriff Dept - (000112)	10580	$ 8.00
07/17/2012	Felice Iafrate - (000610)	10579	$ 25.00
07/18/2012	ROBERT J. POTTER TRUST, 4/19/2004 - (003358)	38856	$ 2,250.00

14144752.5
CAPITOL BANCORP LTD.
EXHIBIT A - SOFA NO. 3b

Check Date	Name	Check#	Amount
07/19/2012	2777 CAMELBACK INC. - (000008)	38873	$ 41,559.89
07/19/2012	W. ROY TOLSON, SRA - (003367)	38872	$ 8,375.00
07/19/2012	THE POLACK CORPORATION - (000161)	38871	$ 138.46
07/19/2012	TERRI SOLOMON - (000409)	38870	$ 177.41
07/19/2012	PR NEWSWIRE ASSOCIATION, LLC - (000234)	38869	$ 2,550.00
07/19/2012	LEGAL FILES SOFTWARE, INC - (002192)	38868	$ 200.00
07/19/2012	KEN SCHAFER - (002067)	38867	$ 220.00
07/19/2012	KACEE M. REID, P.L.C. - (000051)	38866	$ 1,732.50
07/19/2012	JOSEPH D. REID, CHAIRMAN - (000009)	38865	$ 712.96
07/19/2012	JABURG & WILK, P.C. - (003370)	38864	$ 9,473.97
07/19/2012	INTERACTIVE DATA PRICING & REF. - (002240)	38863	$ 100.17
07/19/2012	GE CAPITAL C/O RICOH USA PROGRAM - (002962)	38862	$ 238.28
07/19/2012	GAYLE MCEACHERN - (002332)	38861	$ 200.39
07/19/2012	CAROLYN SCHMIDT - (000327)	38860	$ 942.66
07/19/2012	BODMAN PLC - (002567)	38859	$ 389.13
07/19/2012	BERK & MOSKOWITZ, P.C. - (002938)	38858	$ 329.85
07/19/2012	BERK & MOSKOWITZ, P.C. - (002938)	38858	$ 861.77
07/19/2012	BERK & MOSKOWITZ, P.C. - (002938)	38858	$ 397.25
07/19/2012	BERK & MOSKOWITZ, P.C. - (002938)	38858	$ 4,694.12
07/19/2012	BERK & MOSKOWITZ, P.C. - (002938)	38858	$ 642.95
07/19/2012	BERK & MOSKOWITZ, P.C. - (002938)	38858	$ 25.00
07/19/2012	BERK & MOSKOWITZ, P.C. - (002938)	38858	$ 1,412.50
07/19/2012	BERK & MOSKOWITZ, P.C. - (002938)	38858	$ 13.30
07/19/2012	BERK & MOSKOWITZ, P.C. - (002938)	38858	$ 16.70
07/19/2012	BERK & MOSKOWITZ, P.C. - (002938)	38858	$ 334.34
07/19/2012	BERK & MOSKOWITZ, P.C. - (002938)	38858	$ 24.50
07/19/2012	BERK & MOSKOWITZ, P.C. - (002938)	38858	$ 21.11
07/19/2012	BERK & MOSKOWITZ, P.C. - (002938)	38858	$ 5,557.42
07/19/2012	BERK & MOSKOWITZ, P.C. - (002938)	38858	$ 31.88
07/19/2012	BERK & MOSKOWITZ, P.C. - (002938)	38858	$ 338.47
07/19/2012	BERK & MOSKOWITZ, P.C. - (002938)	38858	$ 6.84
07/19/2012	BERK & MOSKOWITZ, P.C. - (002938)	38858	$ 10.63
07/19/2012	BERK & MOSKOWITZ, P.C. - (002938)	38858	$ 277.81
07/19/2012	AT&T - (003304)	38857	$ 1,918.45
07/19/2012	Van Buren County Circuit Court - (000409)	10597	$ 15.00
07/19/2012	TS GLENFIELD & ASSOCIATES - (000012)	10596	$ 95.00
07/19/2012	Phoenix Legal Inc - (000552)	10595	$ 190.00
07/19/2012	Muskegon County Legal News - (000125)	10594	$ 209.40
07/19/2012	Muskegon County Circuit Court - (000042)	10593	$ 150.00
07/19/2012	Lapeer County Sheriff Dept - (000107)	10592	$ 35.90
07/19/2012	Harold Zeigler Ford - (000512)	10591	$ 6.00
07/19/2012	GANNETT MICHIGAN NEWSPAPERS - (000005)	10590	$ 638.50
07/19/2012	Case Evaluation Clerk - (000296)	10589	$ 75.00
07/19/2012	VISION SERVICE PLAN - (000695)	3989	$ 5,411.97
07/19/2012	VISION SERVICE PLAN - (000695)	3989	$ 90.55
07/19/2012	VERIZON BUSINESS - (000694)	3988	$ 9,563.45
07/19/2012	VERIZON BUSINESS - (000694)	3988	$ 5,056.20
07/19/2012	VERIZON BUSINESS - (000694)	3988	$ 983.92
07/19/2012	VERIZON BUSINESS - (000694)	3988	$ 2,440.73
07/19/2012	VARNUM ATTORNEYS AT LAW - (000692)	3987	$ 991.25

14144752.5
CAPITOL BANCORP LTD.
EXHIBIT A - SOFA NO. 3b

Check Date	Name	Check#	Amount
07/19/2012	UPS - (000381)	3986	$ 40.63
07/19/2012	PROFITSTARS - (000698)	3985	$ 18,326.70
07/19/2012	PRESORT SERVICES, INC. - (000699)	3984	$ 32.90
07/19/2012	PRESORT SERVICES, INC. - (000699)	3984	$ 151.53
07/19/2012	PRESORT SERVICES, INC. - (000699)	3984	$ 55.08
07/19/2012	PRESORT SERVICES, INC. - (000699)	3984	$ 182.25
07/19/2012	PRESORT SERVICES, INC. - (000699)	3984	$ 104.47
07/19/2012	LEXISNEXIS - (000690)	3983	$ 575.00
07/19/2012	HUB INTERNATIONAL MIDWEST LIMITED - (000697)	3982	$ 48,020.21
07/19/2012	HUB INTERNATIONAL MIDWEST LIMITED - (000696)	3981	$ 24,619.00
07/19/2012	CINTAS DOCUMENT MANAGEMENT - (000691)	3980	$ 216.62
07/19/2012	CERIDIAN - (000139)	3979	$ 9,590.24
07/19/2012	CERIDIAN - (000139)	3979	$ 662.28
07/19/2012	CAPITOL MECHANICAL CONTRACTORS, INC - (000689)	3978	$ 4,817.80
07/19/2012	ALLISON PAYMENT SYSTEMS, LLC - (000693)	3977	$ 66.84
07/24/2012	Wayne County Sheriff Dept - (000101)	10625	$ 8.00
07/24/2012	Wayne County Sheriff Dept - (000101)	10624	$ 8.00
07/24/2012	Washtenaw County Sheriff - (000063)	10623	$ 24.00
07/24/2012	Washtenaw County Sheriff - (000063)	10621	$ 8.00
07/24/2012	STEPHEN COTTON - (000014)	10620	$ 36.80
07/24/2012	MLive Media Group - (000589)	10618	$ 115.01
07/24/2012	Muskegon County Legal News - (000125)	10617	$ 258.00
07/24/2012	Michigan Publications - (000468)	10616	$ 958.20
07/24/2012	Macomb County Sheriff Department - (000082)	10615	$ 8.00
07/24/2012	Macomb County Sheriff Department - (000082)	10614	$ 8.00
07/24/2012	Livingston County Sheriff Dept - (000112)	10613	$ 8.00
07/24/2012	Livingston County Sheriff Dept - (000112)	10612	$ 8.00
07/24/2012	Livingston County Sheriff Dept - (000112)	10611	$ 8.00
07/24/2012	Livingston County Sheriff Dept - (000112)	10610	$ 8.00
07/24/2012	Kent County Circuit Court - (000070)	10609	$ 30.00
07/24/2012	Kalamazoo Court Services - (000002)	10608	$ 48.00
07/24/2012	Kalamazoo Court Services - (000002)	10607	$ 32.00
07/24/2012	Kalamazoo Court Services - (000002)	10606	$ 32.00
07/24/2012	Kalamazoo Court Services - (000002)	10605	$ 16.00
07/24/2012	Ingham County Sheriff - Civil Div - (000022)	10603	$ 72.00
07/24/2012	Ingham County Sheriff - Civil Div - (000022)	10602	$ 48.00
07/24/2012	Ingham County Register of Deeds - (000059)	10601	$ 14.00
07/24/2012	Ingham County Register of Deeds - (000059)	10600	$ 14.00
07/24/2012	Ingham County Register of Deeds - (000059)	10599	$ 14.00
07/24/2012	Ingham County Register of Deeds - (000059)	10598	$ 14.00
07/25/2012	THE PHOENIX ASSOCIATION - (001979)	38884	$ 20,708.33
07/25/2012	TEACHOUT SECURITY SERVICES, INC. - (002398)	38883	$ 1,141.50
07/25/2012	TEACHOUT SECURITY SERVICES, INC. - (002398)	38883	$ 1,141.50
07/25/2012	SUNNY VIEW SANITARY SUPPLY CO., INC - (002568)	38882	$ 298.55
07/25/2012	MARIE WALKER - (002464)	38881	$ 220.00
07/25/2012	FOLIAGE DESIGN SYSTEMS - (001003)	38880	$ 163.00
07/25/2012	DUSTY CORNERS DOMESTIC CLEANING SER - (002583)	38879	$ 4,160.00
07/25/2012	DAVE FORTUNE - (000259)	38878	$ 481.20
07/25/2012	CAPITOL BEAN COUNTER LLC - (002436)	38877	$ 49.82
07/25/2012	CAPITOL BEAN COUNTER LLC - (002436)	38877	$ 42.40

14144752.5
CAPITOL BANCORP LTD.
EXHIBIT A - SOFA NO. 3b

Check Date	Name	Check#	Amount
07/25/2012	CAPITOL BEAN COUNTER LLC - (002436)	38877	$ 86.40
07/25/2012	BECKY HILLS - (002221)	38876	$ 220.00
07/25/2012	AT&T - (003304)	38875	$ 3,329.32
07/25/2012	AT&T - (003304)	38875	$ 33.32
07/25/2012	ADVANCED FINANCIAL SOLUTIONS, INC. - (000063)	38874	$ 5,646.07
07/25/2012	55th District Court - (000067)	10640	$ 45.00
07/25/2012	52-3 District Court - (000613)	10639	$ 45.00
07/25/2012	WHITE PINE LEGAL SERVICES, INC. - (000003)	10638	$ 120.00
07/25/2012	WHITE PINE LEGAL SERVICES, INC. - (000003)	10637	$ 80.00
07/25/2012	WHITE PINE LEGAL SERVICES, INC. - (000003)	10636	$ 64.00
07/25/2012	WHITE PINE LEGAL SERVICES, INC. - (000003)	10635	$ 40.00
07/25/2012	Washtenaw County Sheriff - (000063)	10634	$ 150.00
07/25/2012	Washtenaw County Register of Deeds - (000079)	10633	$ 288.30
07/25/2012	Washtenaw County Register of Deeds - (000079)	10632	$ 237.15
07/25/2012	Washtenaw County Register of Deeds - (000079)	10631	$ 181.60
07/25/2012	Rick E. Risk - (000113)	10630	$ 118.20
07/25/2012	Muskegon County Register of Deeds - (000038)	10629	$ 14.00
07/25/2012	Muskegon County Circuit Court - (000042)	10628	$ 20.00
07/25/2012	Ingham County Sheriff - Civil Div - (000022)	10627	$ 58.33
07/25/2012	Cass County Circuit Court - (000513)	10626	$ 20.00
07/25/2012	UPS - (000381)	3997	$ 90.95
07/25/2012	TODD SURLINE - (000704)	3996	$ 347.55
07/25/2012	THOMAS E RATTERMAN, LLC - (000702)	3995	$ 2,080.00
07/25/2012	PAUL RICHMAN - (000371)	3994	$ 708.48
07/25/2012	LANSING MUNICIPAL PARKING SYSTEM - (000703)	3993	$ 19,611.00
07/25/2012	DAVID MENINGA - (000700)	3992	$ 3.30
07/25/2012	DAVE FORTUNE - (000705)	3991	$ 282.30
07/25/2012	CHRISTINA NOSAL - (000701)	3990	$ 200.00
07/27/2012	STEVE PRICCO - (000476)	38888	$ 695.00
07/27/2012	MARY DEBAR - (000646)	38887	$ 58.62
07/27/2012	CRISTIN REID-ENGLISH - (000112)	38886	$ 1,831.25
07/27/2012	CAPITOL BEAN COUNTER LLC - (002436)	38885	$ 44.52
07/27/2012	CAPITOL BEAN COUNTER LLC - (002436)	38885	$ 71.55
07/27/2012	STAMP-RITE,INC. - (000295)	4000	$ 50.35
07/27/2012	SMITH MOORE LEATHERWOOD - (000708)	3999	$ 1,087.00
07/27/2012	PATRICK R HOGAN PLLC - (000706)	3998	$ 4,454.94
07/27/2012	PATRICK R HOGAN PLLC - (000706)	3998	$ 4,104.00
07/31/2012	PETTY CASH - (000753)	38895	$ 30.00
07/31/2012	LANSING MUNICIPAL PARKING - (000038)	38894	$ 125.00
07/31/2012	FOLIAGE DESIGN SYSTEMS - (001003)	38893	$ 36.40
07/31/2012	DELL MARKETING L.P. - (000065)	38892	$ 878.51
07/31/2012	DELL MARKETING L.P. - (000065)	38892	$ 20.59
07/31/2012	DEBBIE MOSER - (000786)	38891	$ 32.76
07/31/2012	CONSUMERS ENERGY - (002371)	38890	$ 63.38
07/31/2012	CONSUMERS ENERGY - (002371)	38890	$ 78.24
07/31/2012	CAPITOL BEAN COUNTER LLC - (002436)	38889	$ 93.28
07/31/2012	PACER SERVICE CENTER - (000710)	4005	$ 528.80
07/31/2012	LANA ESCAMILLA - (000711)	4004	$ 646.66
07/31/2012	LANA ESCAMILLA - (000711)	4004	$ 61.83
07/31/2012	FIS - (000709)	4003	$ 12,115.35

14144752.5
CAPITOL BANCORP LTD.
EXHIBIT A - SOFA NO. 3b

Check Date	Name	Check#	Amount
07/31/2012	FEDERAL WAGE & LABOR LAW - (000417)	4002	$ 18.41
07/31/2012	DEBRA OUTWATER - (000712)	4001	$ 8.15
08/01/2012	107 NORTH WASHINGTON AVE. L.L.C. - (000183)	38901	$ 1,398.81
08/01/2012	WORTHINGTON, L.L.C. - (002525)	38900	$ 650.00
08/01/2012	WASTE MANAGEMENT OF MI - (001621)	38899	$ 180.00
08/01/2012	GAYLE MCEACHERN - (002332)	38898	$ 16.54
08/01/2012	BUSINESS & TRADE CENTER - (000185)	38897	$ 61,321.35
08/01/2012	BDO USA, LLP - (000212)	38896	$ 6,452.00
08/01/2012	UPS - (000381)	4011	$ 280.54
08/01/2012	THOMAS E RATTERMAN, LLC - (000702)	4010	$ 1,456.00
08/01/2012	PRESORT SERVICES, INC. - (000699)	4009	$ 493.62
08/01/2012	PRESORT SERVICES, INC. - (000699)	4009	$ 133.76
08/01/2012	PRESORT SERVICES, INC. - (000699)	4009	$ 15.88
08/01/2012	PRESORT SERVICES, INC. - (000699)	4009	$ 34.67
08/01/2012	PRESORT SERVICES, INC. - (000699)	4009	$ 166.00
08/01/2012	MODULAR SYSTEMS, INC - (000188)	4008	$ 415.00
08/01/2012	DELTA DENTAL - (000713)	4007	$ 179.89
08/01/2012	DELTA DENTAL - (000713)	4007	$ 37,158.08
08/01/2012	COMCAST - (000707)	4006	$ 147.60
08/02/2012	WHITE PINE LEGAL SERVICES, INC. - (000003)	10654	$ 44.52
08/02/2012	WHITE PINE LEGAL SERVICES, INC. - (000003)	10653	$ 19.44
08/02/2012	Washtenaw County Sheriff - (000063)	10652	$ 24.00
08/02/2012	Steve Pennington - (000615)	10651	$ 47.56
08/02/2012	Rick E. Risk - (000113)	10650	$ 136.92
08/02/2012	Rick E. Risk - (000113)	10649	$ 32.76
08/02/2012	Ottawa County Circuit Court - (000018)	10648	$ 150.00
08/02/2012	Kalamazoo County Register of Deeds - (000073)	10647	$ 17.00
08/02/2012	Ingham County Sheriff - Civil Div - (000022)	10646	$ 36.66
08/02/2012	Ingham County Probate Court - (000216)	10645	$ 20.00
08/02/2012	Ingham County Circuit Court - (000036)	10644	$ 15.00
08/02/2012	Fifth Third Bank - (000019)	10643	$ 1.00
08/02/2012	Dare Investigations, LLC - (000614)	10642	$ 59.60
08/02/2012	Clark County Recorder - (000519)	10641	$ 21.00
08/07/2012	THE PHOENIX ASSOCIATION - (001979)	38903	$ 5,171.12
08/07/2012	MARY DEBAR - (000646)	38902	$ 17.00
08/07/2012	PATRICK R HOGAN PLLC - (000706)	4013	$ 3,051.00
08/07/2012	PATRICK R HOGAN PLLC - (000706)	4013	$ 4,545.00
08/07/2012	JOHN MYERS - (000714)	4012	$ 180.01

14144752.5
CAPITOL BANCORP LTD.
EXHIBIT A - SOFA NO. 3b

Posted Date	Name	Description of Legal Debit Card Transaction	Amount
5/11/2012	Michigan Department of State	Access Bidco-Myonos Taverna	$ 6.00
5/11/2012	Michigan Department of State	Access Bidco-Myonos Taverna	$ 15.00
5/11/2012	Indiana Secretary of State	ICB-ECB RE Holdings LLC	$ 22.44
5/17/2012	Macomb County	MCB-MCB v Lakeville	$ 5.00
5/17/2012		Court / Land Records Search	$ 5.00
5/17/2012		Court / Land Records Search	$ 5.00
5/17/2012	Delta Airlines	BLV-BE Travel Seat Upgrade	$ 29.00
5/17/2012	Oakland County	BOM-BOM v Anton	$ 164.80
5/18/2012	Delta Airlines	BLV-BE Travel Seat Upgrade	$ 9.00
5/25/2012	Oakland County	MCB-MCB v 1886 Gourmet	$ 25.75
5/25/2012	CSDIRFAX	MCB-MCB PCB RE Holdings IX, LLC	$ 50.00
5/29/2012	Oakland County	MCB-MCB v 1886 Gourmet	$ 5.15
5/29/2012	CSDIRFAX	CNB-CNB RE Holdings VII, LLC	$ 50.00
5/30/2012	Detroit Tigers Baseball	Legal Department (BE to reimburse CBC)	$ 454.00
5/30/2012	Thompson West	CBC	$ 477.00
5/31/2012	Oakland County	MCB-MCB v 1886 Gourmet	$ 5.15
6/4/2012	Jimmy Johns Restaurant	CBC Legal Lunch-BE to reimburse CBC	$ 92.50
6/4/2012	ICLE	Monthly Membership Charge	$ 228.00
6/5/2012	Michigan DLEG/CSDIRFAX	MCB-LLC filings	$ 50.00
6/5/2012	Michigan Dept. of State	Access Bidco-Spartain Roofing	$ 72.00
6/8/2012	Arizona Corporation Commission	Central Arizona-Document filing	$ 45.00
6/11/2012	Oakland County	BOM-Anton George	$ 5.15
6/12/2012	Oakland County	MCB-Summa et al.	$ 3.50
6/15/2012	Oakland County	MCB-1886 Gourmet	$ 5.15
6/15/2012	Oakland County	MCB-Papadelias	$ 164.80
6/15/2012	Michigan DLEG	Corporate Filing Fee	$ 210.00
6/19/2012	Oakland County	MCB-1886 Gourmet	$ 5.15
6/19/2012	Oakland County	MCB-Papadelias	$ 5.15
6/19/2012	Oakland County	MCB-Infinity Charters	$ 8.24
6/19/2012	Oakland County	MCB-Infinity Charters	$ 8.24
6/20/2012	Oakland County	MCB-Infinity Charters	$ 8.24
6/20/2012	PayPal	CBC-BK Seminar Registration	$ 295.00
6/22/2012	Michigan DLEG	BLV-LLC filing	$ 50.00
6/25/2012	Oakland County	MCB-S. Whitenton	$ 20.00
6/26/2012	Oakland County	MCB-1886 Gourmet	$ 5.15
6/29/2012	Ingham County	MCB-Death Certificate for B. Lum	$ 20.00
6/29/2012	Oakland County	MCB-Introtech	$ 164.80
7/2/2012	ICLE	Monthly Membership Charge	$ 228.00
7/3/2012		Filing Fee	$ 5.15
7/3/2012		Filing Fee	$ 5.15
7/5/2012	State of Michigan DLEG	DLEG Filing	$ 50.00
7/18/2012	Oakland Court	MCB-Court filing	$ 3.50
7/18/2012	Oakland Court	MCB-Court filing	$ 5.15
7/18/2012	Oakland Court	MCB-Court filing	$ 5.15
7/18/2012	Oakland Court	MCB-Court filing	$ 5.15
7/18/2012	Oakland Court	MCB-Court filing	$ 5.15
7/18/2012	Oakland Court	MCB-Court filing	$ 5.15
7/23/2012		CBC-August Monthly Membership Charge	$ 228.00
7/24/2012	Oakland Court	MCB-Court filing	$ 8.24
7/27/2012	NC Department of the Secretary of State	FSCB-Article filing.	$ 32.00
7/27/2012	State of Michigan DLEG	DLEG filing	$ 50.00
7/31/2012	State of Michigan DLEG	DLEG filing	$ 50.00
8/2/2012	Oakland County	MCB-MCB v. Imlay Hotel	$ 180.25

14144752.5
CAPITOL BANCORP LTD.
EXHIBIT A - SOFA NO. 3b

Posted Date	Description of Corporate Debit Card Transaction	Amount
5/11/2012	Telephone transfer credit from Acct No. 3054309-D	$ 5,000.00
5/15/2012	29283000 POS PUR. 05/14#063603 GODADDY.COM 480-5058855 AZ	$ 19.99
5/21/2012	28000942 POS PUR. 05/21#063603 EGENCIA 216 866-397-2677 NV	$ 215.05
5/22/2012	26000232 POS PUR. 05/22#063603 EGENCIA*F 216 866-397-2677 NV	$ 22.00
5/22/2012	02343923 POS PUR. 05/22#063603 NMLS PMT 240-386-4444 DC	$ 69.00
5/22/2012	20000232 POS PUR. 05/22#063603 EGENCIA 216 866-397-2677 NV	$ 167.16
5/22/2012	27000232 POS PUR. 05/22#063603 EGENCIA 216 866-397-2677 NV	$ 167.16
5/22/2012	23000232 POS PUR. 05/22#063603 EGENCIA 216 866-397-2677 NV	$ 304.65
5/23/2012	30046191 POS PUR. 05/21#063603 JIMMY JOHN'S # 517-4853300 MI	$ 23.00
5/24/2012	23000783 POS PUR. 05/24#063603 EGENCIA*F 216 866-397-2677 NV	$ 7.00
5/25/2012	@38M25BA POS PUR. 05/23#063603 DELTA AIR 00 ATLANTA GA	$ 327.60
5/29/2012	27701376 POS PUR. 05/24#063603 GRAND TRAVERSE LANSING MI	$ 36.52
5/30/2012	02343923 POS PUR. 05/30#063603 NMLS PMT 240-386-4444 DC	$ 69.00
5/30/2012	73019768 POS PUR. 05/29#063603 THE POSEY PEDD HICKSVILLE OH	$ 117.15
6/1/2012	00106725 POS PUR. 05/30#063603 FOUR SEASONS D BRYAN OH	$ 40.69
6/4/2012	21246500 POS PUR. 05/21#063603 UNITED AIR 01 ATLANTA GA	$ 229.80
6/4/2012	22000796 POS PUR. 06/04#063603 EGENCIA 216 866-397-2677 NV	$ 573.90
6/6/2012	21000393 POS PUR. 06/06#063603 EGENCIA*F 216 866-397-2677 NV	$ 7.00
6/6/2012	28000393 POS PUR. 06/06#063603 EGENCIA*F 216 866-397-2677 NV	$ 7.00
6/7/2012	29000675 POS PUR. 06/07#063603 EGENCIA*F 216 866-397-2677 NV	$ 7.00
6/7/2012	3HMZN@BA POS PUR. 06/05#063603 AIRTRANAIR 33 ATLANTA GA	$ 199.60
6/7/2012	26246900 POS PUR. 06/05#063603 UNITED AIR 01 ATLANTA GA	$ 511.00
6/8/2012	28246900 POS PUR. 06/06#063603 UNITED AIR 01 ATLANTA GA	$ 1,047.60
6/11/2012	Telephone transfer credit from Acct No. 3054309-D	$ 2,500.00
6/11/2012	10315198 POS PUR. 06/07#063603 MEIJER #253 EAST LANSING MI	$ 12.68
6/12/2012	27000058 POS PUR. 06/12#063603 EGENCIA*F 216 866-397-2677 NV	$ 7.00
6/12/2012	02343923 POS PUR. 06/12#063603 NMLS PMT 240-386-4444 DC	$ 100.00
6/12/2012	24000058 POS PUR. 06/12#063603 EGENCIA 216 866-397-2677 NV	$ 446.96
6/13/2012	02343923 POS PUR. 06/13#063603 NMLS PMT 240-386-4444 DC	$ 69.00
6/13/2012	24246900 POS PUR. 06/11#063603 UNITED AIR 01 ATLANTA GA	$ 281.20
6/14/2012	23000628 POS PUR. 06/14#063603 EGENCIA*F 216 866-397-2677 NV	$ 7.00
6/14/2012	25000628 POS PUR. 06/14#063603 EGENCIA*F 216 866-397-2677 NV	$ 7.00
6/14/2012	02343923 POS PUR. 06/13#063603 NMLS PMT 240-386-4444 DC	$ 69.00
6/15/2012	02343923 POS PUR. 06/14#063603 NMLS PMT 240-386-4444 DC	$ 69.00
6/15/2012	@0ZT1ABA POS PUR. 06/13#063603 DELTA AIR 00 ATLANTA GA	$ 278.60
6/15/2012	@889PTBA POS PUR. 06/13#063603 DELTA AIR 00 ATLANTA GA	$ 482.20
6/18/2012	94576500 POS PUR. 06/15#063603 HOTEL INDIGO A ATLANTA GA	$ 662.36
6/18/2012	94576500 POS PUR. 06/15#063603 HOTEL INDIGO A ATLANTA GA	$ 662.36
6/19/2012	Telephone transfer credit from Acct No. 3054309-D	$ 5,000.00
6/19/2012	29000103 POS PUR. 06/19#063603 EGENCIA*F 216 866-397-2677 NV	$ 7.00
6/19/2012	26000103 POS PUR. 06/19#063603 EGENCIA 216 866-397-2677 NV	$ 174.70
6/19/2012	25000103 POS PUR. 06/19#063603 EGENCIA 216 866-397-2677 NV	$ 175.87
6/19/2012	29000103 POS PUR. 06/19#063603 EGENCIA 216 866-397-2677 NV	$ 175.87
6/20/2012	25004094 POS PUR. 06/18#063603 DTCC 212-855-3465 NY	$ 25.00
6/20/2012	28004094 POS PUR. 06/18#063603 DTCC 212-855-3465 NY	$ 25.00
6/20/2012	20004094 POS PUR. 06/18#063603 DTCC 212-855-3465 NY	$ 120.00
6/20/2012	23004094 POS PUR. 06/18#063603 DTCC 212-855-3465 NY	$ 120.00
6/20/2012	AAOPQPBA POS PUR. 06/18#063603 DELTA AIR 00 ATLANTA GA	$ 962.20

14144752.5
CAPITOL BANCORP LTD.
EXHIBIT A - SOFA NO. 3b

Posted Date	Description of Corporate Debit Card Transaction	Amount
6/21/2012	21004090 POS PUR. 06/19#063603 DTCC 212-855-3465 NY	$ 25.00
6/21/2012	22004090 POS PUR. 06/19#063603 DTCC 212-855-3465 NY	$ 25.00
6/21/2012	23004090 POS PUR. 06/19#063603 DTCC 212-855-3465 NY	$ 25.00
6/21/2012	25004090 POS PUR. 06/19#063603 DTCC 212-855-3465 NY	$ 25.00
6/21/2012	28004090 POS PUR. 06/19#063603 DTCC 212-855-3465 NY	$ 120.00
6/22/2012	20004109 POS PUR. 06/20#063603 DTCC 212-855-3465 NY	$ 25.00
6/22/2012	24004109 POS PUR. 06/20#063603 DTCC 212-855-3465 NY	$ 25.00
6/22/2012	27004109 POS PUR. 06/20#063603 DTCC 212-855-3465 NY	$ 25.00
6/22/2012	25004109 POS PUR. 06/20#063603 DTCC 212-855-3465 NY	$ 120.00
6/22/2012	28004109 POS PUR. 06/20#063603 DTCC 212-855-3465 NY	$ 120.00
6/22/2012	28004109 POS PUR. 06/20#063603 DTCC 212-855-3465 NY	$ 120.00
6/26/2012	28000049 POS PUR. 06/26#063603 EGENCIA 216 866-397-2677 NV	$ 574.04
6/28/2012	03863081 POS PUR. 06/27#063603 NC BANKING COM RALEIGH NC	$ 750.00
7/2/2012	29283000 POS PUR. 07/01#063603 GODADDY.COM 480-5058855 AZ	$ 89.99
7/11/2012	23000445 POS PUR. 07/11#063603 EGENCIA*F 216 866-397-2677 NV	$ 7.00
7/12/2012	ZOL$TKBA POS PUR. 07/10#063603 AIRTRANAIR 33 ATLANTA GA	$ 239.60
7/16/2012	Telephone transfer credit from Acct No. 3054309-D	$ 2,000.00
7/17/2012	21000171 POS PUR. 07/17#063603 EGENCIA 216 866-397-2677 NV	$ 621.14
7/17/2012	27000171 POS PUR. 07/17#063603 EGENCIA 216 866-397-2677 NV	$ 621.14
7/18/2012	00000001 POS PUR. 07/16#063603 DEAN CHARTERS 517-3193326 MI	$ 150.00
7/24/2012	0012B01A POS PUR. 07/23#063603 DELTA AIR 00 TAMPA FL	$ 89.28
7/24/2012	0012B01A POS PUR. 07/23#063603 DELTA AIR 00 TAMPA FL	$ 89.28
7/24/2012	0015DB23 POS PUR. 07/23#063603 DELTA AIR 00 SEATTLE WA	$ 380.02
7/24/2012	0015DB23 POS PUR. 07/23#063603 DELTA AIR 00 SEATTLE WA	$ 380.02
7/26/2012	28003967 POS PUR. 07/25#063603 ALM MEDIA	$ 266.95
7/27/2012	29000005 POS PUR. 07/27#063603 EGENCIA*F 216 866-397-2677 NV	$ 7.00
7/30/2012	79872103 POS RET. 07/26#063603 AMERICAN AI 00 ATLANTA GA	$ (668.80)
7/30/2012	24000287 POS PUR. 07/28#063603 EGENCIA*F 216 866-397-2677 NV	$ 7.00
7/30/2012	27246900 POS PUR. 07/27#063603 USAIRWAYS 03 ATLANTA GA	$ 394.20
7/30/2012	ZLOYI@BA POS PUR. 07/26#063603 AMERICAN AI 00 ATLANTA GA	$ 668.80
7/31/2012	26000079 POS PUR. 07/31#063603 EGENCIA 216 866-397-2677 NV	$ 47.57
8/1/2012	25000362 POS PUR. 08/01#063603 EGENCIA*F 216 866-397-2677 NV	$ 7.00
8/2/2012	00000001 POS PUR. 07/31#063603 DEAN CHARTERS 517-3193326 MI	$ 150.00
8/2/2012	S05KH8BA POS PUR. 07/31#063603 AIRTRANAIR 33 ATLANTA GA	$ 237.60
8/3/2012	29344557 POS PUR. 08/02#063603 ORC*NMLS PMT 240-3864444 DC	$ 99.00

14144752.5
CAPITOL BANCORP LTD.
EXHIBIT A - SOFA NO. 3b

Payment Date	Name	Wire / ACH	Amount
05/14/2012	Pitney Bowes	ACH	$ 10,000.00
05/16/2012	Texas Comptroller of Public Accounts	ACH	$ 12,000.00
05/21/2012	Wageworks	ACH	$ 971.00
05/31/2012	Pitney Bowes	ACH	$ 10,000.00
06/06/2012	State of Michigan	ACH	$ 362.88
06/08/2012	Pitney Bowes	ACH	$ 10,000.00
06/18/2012	Wageworks	ACH	$ 971.00
06/26/2012	Principal Financial	WIRE	$ 41,047.13
06/26/2012	Pitney Bowes	ACH	$ 10,000.00
06/28/2012	Honigman Miller Schwartz & Cohn	WIRE	$ 300,000.00
07/03/2012	Merrill Communications	WIRE	$ 97,985.17
07/06/2012	Pitney Bowes	ACH	$ 10,000.00
07/09/2012	State of Michigan	ACH	$ 2.09
07/17/2012	Wageworks	ACH	$ 971.00
07/18/2012	WA Dept of Revenue	ACH	$ 2.00
07/18/2012	Pitney Bowes	ACH	$ 10,000.00
07/20/2012	Neopost	ACH	$ 150.00
07/24/2012	Thomson Reuters GRC	WIRE	$ 46,117.70
07/24/2012	Merrill Communications	WIRE	$ 42,084.34
07/26/2012	Washington State Department of Revenue	CASHIER CHECK	$ 22,137.36
07/26/2012	Computershare	WIRE	$ 4,187.20
07/27/2012	BMC Group (Smartroom)	WIRE	$ 3,992.80
07/27/2012	Broadridge	CASHIER CHECK	$ 9,641.85
07/31/2012	Aramark	CASHIER CHECK	$ 623.65
07/31/2012	Trans-West	CASHIER CHECK	$ 115.00
07/31/2012	Arrowhead Direct	CASHIER CHECK	$ 77.35
07/31/2012	UPS	CASHIER CHECK	$ 41.92
07/31/2012	Jennings Strouss	CASHIER CHECK	$ 2,966.35
07/31/2012	Amalgamated Bank	WIRE	$ 2,500.00
07/31/2012	HUB International Midwest	CASHIER CHECK	$ 757.00
08/03/2012	Broadridge Investor Communications Solutions	WIRE	$ 14,899.86
08/06/2012	BDO USA, LLP	WIRE	$ 118,292.28
08/06/2012	Board of Water & Light	CASHIER CHECK	$ 14,076.64
08/06/2012	Teachout Security Solutions, Inc.	CASHIER CHECK	$ 2,222.12
08/06/2012	David Fortune	CASHIER CHECK	$ 80.95
08/06/2012	Moore & Bruggink, Inc.	CASHIER CHECK	$ 185.40
08/06/2012	Cintas	CASHIER CHECK	$ 42.40
08/06/2012	Orkin	CASHIER CHECK	$ 76.64
08/06/2012	W. Roy Tolson, SRA	CASHIER CHECK	$ 7,100.00
08/06/2012	Berk & Moskowitz, PC	CASHIER CHECK	$ 346.86
08/06/2012	Jaburg Wilk	CASHIER CHECK	$ 935.00
08/06/2012	Jennings Strouss & Salmon, PLC	CASHIER CHECK	$ 669.60
08/06/2012	Lapeer County Sheriff Department	CASHIER CHECK	$ 50.00
08/06/2012	Livingston County Sheriff Department	CASHIER CHECK	$ 8.00
08/06/2012	Wayne County Sheriff Department	CASHIER CHECK	$ 8.00
08/06/2012	Macomb County Sheriff Department	CASHIER CHECK	$ 8.00
08/06/2012	Washtenaw County Sheriff Department	CASHIER CHECK	$ 24.00
08/06/2012	Kent County Register of Deeds	CASHIER CHECK	$ 26.00
08/06/2012	Kent County Register of Deeds	CASHIER CHECK	$ 26.00
08/06/2012	Washtenaw County Circuit Court	CASHIER CHECK	$ 20.00

14144752.5
CAPITOL BANCORP LTD.
EXHIBIT A - SOFA NO. 3b

Payment Date	Name	Wire / ACH	Amount
08/06/2012	Ingham Circuit Court	CASHIER CHECK	$ 20.00
08/06/2012	Ottawa County Circuit Court	CASHIER CHECK	$ 20.00
08/03/2012	Pitney Bowes	ACH	$ 10,000.00
08/07/2012	UPS	CASHIER CHECK	$ 117.22
08/07/2012	Verizon Wireless	CASHIER CHECK	$ 11,485.29
08/07/2012	Jonah Sjoquist	CASHIER CHECK	$ 18.95
08/07/2012	Broadridge Investor Communications Solutions	WIRE	$ 3,898.01
08/08/2012	Kurtzman Carson Consultants LLC	WIRE	$ 122,642.01
08/08/2012	Midstate Title	CASHIER CHECK	$ 4,988.16
08/08/2012	Kurtzman Carson Consultants LLC	WIRE	$ 113,264.81
08/08/2012	Honigman Miller Schwartz & Cohn LLP	WIRE	$ 1,008.00
08/09/2012	Honigman Miller Schwartz & Cohn LLP	WIRE	$ 100,000.00
08/09/2012	Honigman Miller Schwartz & Cohn LLP	WIRE	$1,000,000.00
08/09/2012	River Branch Capital LLC	WIRE	$ 7,463.78

14144752.5
CAPITOL BANCORP LTD.
EXHIBIT B - SOFA NO. 3c
Check Date	Employee Last Name	Employee First Name	Street 1	City	State	Zip Code	Pay Code Description	Amount
08/12/2011	Hahn	Nicholas	7590 Trails End	Chagrin Falls	OH	44023	REGULAR	$ 9,615.38
08/12/2011	Hahn	Nicholas	7590 Trails End	Chagrin Falls	OH	44023	LIVING ALLOWANCE	$1,384.62
08/26/2011	Hahn	Nicholas	7590 Trails End	Chagrin Falls	OH	44023	REGULAR	$9,615.38
08/26/2011	Hahn	Nicholas	7590 Trails End	Chagrin Falls	OH	44023	LIVING ALLOWANCE	$1,384.62
09/09/2011	Hahn	Nicholas	7590 Trails End	Chagrin Falls	OH	44023	REGULAR	$9,615.38
09/09/2011	Hahn	Nicholas	7590 Trails End	Chagrin Falls	OH	44023	LIVING ALLOWANCE	$1,384.62
09/23/2011	Hahn	Nicholas	7590 Trails End	Chagrin Falls	OH	44023	HOLIDAY	$ 961.54
09/23/2011	Hahn	Nicholas	7590 Trails End	Chagrin Falls	OH	44023	REGULAR	$8,653.84
09/23/2011	Hahn	Nicholas	7590 Trails End	Chagrin Falls	OH	44023	LIVING ALLOWANCE	$1,384.62
10/07/2011	Hahn	Nicholas	7590 Trails End	Chagrin Falls	OH	44023	REGULAR	$9,615.38
10/07/2011	Hahn	Nicholas	7590 Trails End	Chagrin Falls	OH	44023	LIVING ALLOWANCE	$1,384.62
10/21/2011	Hahn	Nicholas	7590 Trails End	Chagrin Falls	OH	44023	REGULAR	$9,615.38
10/21/2011	Hahn	Nicholas	7590 Trails End	Chagrin Falls	OH	44023	LIVING ALLOWANCE	$1,384.62
11/04/2011	Hahn	Nicholas	7590 Trails End	Chagrin Falls	OH	44023	REGULAR	$9,615.38
11/04/2011	Hahn	Nicholas	7590 Trails End	Chagrin Falls	OH	44023	LIVING ALLOWANCE	$1,384.62
11/18/2011	Hahn	Nicholas	7590 Trails End	Chagrin Falls	OH	44023	REGULAR	$9,615.38
11/18/2011	Hahn	Nicholas	7590 Trails End	Chagrin Falls	OH	44023	LIVING ALLOWANCE	$1,384.62
12/02/2011	Hahn	Nicholas	7590 Trails End	Chagrin Falls	OH	44023	REGULAR	$9,615.38
12/02/2011	Hahn	Nicholas	7590 Trails End	Chagrin Falls	OH	44023	LIVING ALLOWANCE	$1,384.62
12/16/2011	Hahn	Nicholas	7590 Trails End	Chagrin Falls	OH	44023	HOLIDAY	$ 961.53
12/16/2011	Hahn	Nicholas	7590 Trails End	Chagrin Falls	OH	44023	REGULAR	$8,653.85
12/16/2011	Hahn	Nicholas	7590 Trails End	Chagrin Falls	OH	44023	LIVING ALLOWANCE	$1,384.62
12/30/2011	Hahn	Nicholas	7590 Trails End	Chagrin Falls	OH	44023	REGULAR	$9,615.38
12/30/2011	Hahn	Nicholas	7590 Trails End	Chagrin Falls	OH	44023	LIVING ALLOWANCE	$1,384.62
01/13/2012	Hahn	Nicholas	7590 Trails End	Chagrin Falls	OH	44023	HOLIDAY	$ 961.54
01/13/2012	Hahn	Nicholas	7590 Trails End	Chagrin Falls	OH	44023	REGULAR	$8,653.84
01/13/2012	Hahn	Nicholas	7590 Trails End	Chagrin Falls	OH	44023	LIVING ALLOWANCE	$1,384.62
01/27/2012	Hahn	Nicholas	7590 Trails End	Chagrin Falls	OH	44023	HOLIDAY	$ 961.53
01/27/2012	Hahn	Nicholas	7590 Trails End	Chagrin Falls	OH	44023	REGULAR	$8,653.85
01/27/2012	Hahn	Nicholas	7590 Trails End	Chagrin Falls	OH	44023	LIVING ALLOWANCE	$1,384.62
02/10/2012	Hahn	Nicholas	7590 Trails End	Chagrin Falls	OH	44023	REGULAR	$9,615.38
02/10/2012	Hahn	Nicholas	7590 Trails End	Chagrin Falls	OH	44023	LIVING ALLOWANCE	$1,384.62
02/24/2012	Hahn	Nicholas	7590 Trails End	Chagrin Falls	OH	44023	REGULAR	$9,615.38
02/24/2012	Hahn	Nicholas	7590 Trails End	Chagrin Falls	OH	44023	LIVING ALLOWANCE	$1,384.62
03/09/2012	Hahn	Nicholas	7590 Trails End	Chagrin Falls	OH	44023	REGULAR	$9,615.38
03/09/2012	Hahn	Nicholas	7590 Trails End	Chagrin Falls	OH	44023	LIVING ALLOWANCE	$1,384.62
03/23/2012	Hahn	Nicholas	7590 Trails End	Chagrin Falls	OH	44023	REGULAR	$9,615.38
03/23/2012	Hahn	Nicholas	7590 Trails End	Chagrin Falls	OH	44023	LIVING ALLOWANCE	$1,384.62
04/06/2012	Hahn	Nicholas	7590 Trails End	Chagrin Falls	OH	44023	REGULAR	$9,615.38
04/06/2012	Hahn	Nicholas	7590 Trails End	Chagrin Falls	OH	44023	LIVING ALLOWANCE	$1,384.62
04/20/2012	Hahn	Nicholas	7590 Trails End	Chagrin Falls	OH	44023	REGULAR	$9,615.38
04/20/2012	Hahn	Nicholas	7590 Trails End	Chagrin Falls	OH	44023	LIVING ALLOWANCE	$1,384.62
05/04/2012	Hahn	Nicholas	7590 Trails End	Chagrin Falls	OH	44023	REGULAR	$9,615.38
05/04/2012	Hahn	Nicholas	7590 Trails End	Chagrin Falls	OH	44023	LIVING ALLOWANCE	$1,384.62
05/18/2012	Hahn	Nicholas	7590 Trails End	Chagrin Falls	OH	44023	REGULAR	$9,615.38
05/18/2012	Hahn	Nicholas	7590 Trails End	Chagrin Falls	OH	44023	LIVING ALLOWANCE	$1,384.62
06/01/2012	Hahn	Nicholas	7590 Trails End	Chagrin Falls	OH	44023	REGULAR	$9,615.38
06/01/2012	Hahn	Nicholas	7590 Trails End	Chagrin Falls	OH	44023	LIVING ALLOWANCE	$1,384.62
06/15/2012	Hahn	Nicholas	7590 Trails End	Chagrin Falls	OH	44023	HOLIDAY	$ 961.53
06/15/2012	Hahn	Nicholas	7590 Trails End	Chagrin Falls	OH	44023	REGULAR	$8,653.85
06/15/2012	Hahn	Nicholas	7590 Trails End	Chagrin Falls	OH	44023	LIVING ALLOWANCE	$1,384.62
06/29/2012	Hahn	Nicholas	7590 Trails End	Chagrin Falls	OH	44023	REGULAR	$9,615.38
06/29/2012	Hahn	Nicholas	7590 Trails End	Chagrin Falls	OH	44023	LIVING ALLOWANCE	$1,384.62
07/13/2012	Hahn	Nicholas	7590 Trails End	Chagrin Falls	OH	44023	REGULAR	$9,615.38
07/13/2012	Hahn	Nicholas	7590 Trails End	Chagrin Falls	OH	44023	LIVING ALLOWANCE	$1,384.62
07/27/2012	Hahn	Nicholas	7590 Trails End	Chagrin Falls	OH	44023	HOLIDAY	$ 961.53
07/27/2012	Hahn	Nicholas	7590 Trails End	Chagrin Falls	OH	44023	REGULAR	$8,653.85
07/27/2012	Hahn	Nicholas	7590 Trails End	Chagrin Falls	OH	44023	LIVING ALLOWANCE	$1,384.62
08/12/2011	Thomas	Bruce	11344 Wilson Street	Dewitt	MI	48820	PAYROLL	$12,063.46
08/12/2011	Thomas	Bruce	11344 Wilson Street	Dewitt	MI	48820	AUTO	$ 415.39
08/26/2011	Thomas	Bruce	11344 Wilson Street	Dewitt	MI	48820	PAYROLL	$12,063.46
08/26/2011	Thomas	Bruce	11344 Wilson Street	Dewitt	MI	48820	AUTO	$ 415.39
09/09/2011	Thomas	Bruce	11344 Wilson Street	Dewitt	MI	48820	PAYROLL	$12,063.46
09/09/2011	Thomas	Bruce	11344 Wilson Street	Dewitt	MI	48820	AUTO	$ 415.39
09/23/2011	Thomas	Bruce	11344 Wilson Street	Dewitt	MI	48820	HOLIDAY	$1,206.34
09/23/2011	Thomas	Bruce	11344 Wilson Street	Dewitt	MI	48820	PAYROLL	$10,857.12
09/23/2011	Thomas	Bruce	11344 Wilson Street	Dewitt	MI	48820	AUTO	$ 415.39
10/07/2011	Thomas	Bruce	11344 Wilson Street	Dewitt	MI	48820	PAYROLL	$12,063.46
10/07/2011	Thomas	Bruce	11344 Wilson Street	Dewitt	MI	48820	AUTO	$ 415.39
10/21/2011	Thomas	Bruce	11344 Wilson Street	Dewitt	MI	48820	PAYROLL	$12,063.46
10/21/2011	Thomas	Bruce	11344 Wilson Street	Dewitt	MI	48820	AUTO	$ 415.39
11/04/2011	Thomas	Bruce	11344 Wilson Street	Dewitt	MI	48820	PAYROLL	$12,063.46
11/04/2011	Thomas	Bruce	11344 Wilson Street	Dewitt	MI	48820	AUTO	$ 415.39
11/18/2011	Thomas	Bruce	11344 Wilson Street	Dewitt	MI	48820	PAYROLL	$12,063.46
11/18/2011	Thomas	Bruce	11344 Wilson Street	Dewitt	MI	48820	AUTO	$ 415.39
12/02/2011	Thomas	Bruce	11344 Wilson Street	Dewitt	MI	48820	PAYROLL	$12,063.46
12/02/2011	Thomas	Bruce	11344 Wilson Street	Dewitt	MI	48820	AUTO	$ 415.39
12/16/2011	Thomas	Bruce	11344 Wilson Street	Dewitt	MI	48820	HOLIDAY	$1,206.35
12/16/2011	Thomas	Bruce	11344 Wilson Street	Dewitt	MI	48820	PAYROLL	$8,444.42
12/16/2011	Thomas	Bruce	11344 Wilson Street	Dewitt	MI	48820	VACATION	$2,412.69
12/16/2011	Thomas	Bruce	11344 Wilson Street	Dewitt	MI	48820	AUTO	$ 415.39
12/30/2011	Thomas	Bruce	11344 Wilson Street	Dewitt	MI	48820	PAYROLL	$12,063.46
12/30/2011	Thomas	Bruce	11344 Wilson Street	Dewitt	MI	48820	AUTO	$ 415.39
01/13/2012	Thomas	Bruce	11344 Wilson Street	Dewitt	MI	48820	HOLIDAY	$1,206.35
01/13/2012	Thomas	Bruce	11344 Wilson Street	Dewitt	MI	48820	PAYROLL	$8,444.42
01/13/2012	Thomas	Bruce	11344 Wilson Street	Dewitt	MI	48820	VACATION	$2,412.69
01/13/2012	Thomas	Bruce	11344 Wilson Street	Dewitt	MI	48820	AUTO	$ 415.39
01/27/2012	Thomas	Bruce	11344 Wilson Street	Dewitt	MI	48820	HOLIDAY	$1,206.35
01/27/2012	Thomas	Bruce	11344 Wilson Street	Dewitt	MI	48820	PAYROLL	$10,857.11
01/27/2012	Thomas	Bruce	11344 Wilson Street	Dewitt	MI	48820	AUTO	$ 415.39
02/10/2012	Thomas	Bruce	11344 Wilson Street	Dewitt	MI	48820	PAYROLL	$12,063.46
02/10/2012	Thomas	Bruce	11344 Wilson Street	Dewitt	MI	48820	AUTO	$ 415.39
02/24/2012	Thomas	Bruce	11344 Wilson Street	Dewitt	MI	48820	PAYROLL	$12,063.46
02/24/2012	Thomas	Bruce	11344 Wilson Street	Dewitt	MI	48820	AUTO	$ 415.39
03/09/2012	Thomas	Bruce	11344 Wilson Street	Dewitt	MI	48820	PAYROLL	$12,063.46
03/09/2012	Thomas	Bruce	11344 Wilson Street	Dewitt	MI	48820	AUTO	$ 415.39
03/23/2012	Thomas	Bruce	11344 Wilson Street	Dewitt	MI	48820	PAYROLL	$12,063.46
03/23/2012	Thomas	Bruce	11344 Wilson Street	Dewitt	MI	48820	AUTO	$ 415.39
04/06/2012	Thomas	Bruce	11344 Wilson Street	Dewitt	MI	48820	PAYROLL	$12,063.46
04/06/2012	Thomas	Bruce	11344 Wilson Street	Dewitt	MI	48820	AUTO	$ 415.39
04/20/2012	Thomas	Bruce	11344 Wilson Street	Dewitt	MI	48820	PAYROLL	$12,063.46
04/20/2012	Thomas	Bruce	11344 Wilson Street	Dewitt	MI	48820	AUTO	$ 415.39
05/04/2012	Thomas	Bruce	11344 Wilson Street	Dewitt	MI	48820	PAYROLL	$12,063.46
05/04/2012	Thomas	Bruce	11344 Wilson Street	Dewitt	MI	48820	AUTO	$ 415.39
05/18/2012	Thomas	Bruce	11344 Wilson Street	Dewitt	MI	48820	PAYROLL	$12,063.46
05/18/2012	Thomas	Bruce	11344 Wilson Street	Dewitt	MI	48820	AUTO	$ 415.39
06/01/2012	Thomas	Bruce	11344 Wilson Street	Dewitt	MI	48820	PAYROLL	$12,063.46
06/01/2012	Thomas	Bruce	11344 Wilson Street	Dewitt	MI	48820	AUTO	$ 415.39
06/15/2012	Thomas	Bruce	11344 Wilson Street	Dewitt	MI	48820	HOLIDAY	$1,206.35
06/15/2012	Thomas	Bruce	11344 Wilson Street	Dewitt	MI	48820	PAYROLL	$10,857.11
06/15/2012	Thomas	Bruce	11344 Wilson Street	Dewitt	MI	48820	AUTO	$ 415.39
06/29/2012	Thomas	Bruce	11344 Wilson Street	Dewitt	MI	48820	AUTO	$ 415.39
07/13/2012	Thomas	Bruce	11344 Wilson Street	Dewitt	MI	48820	PAYROLL	$12,063.46
07/13/2012	Thomas	Bruce	11344 Wilson Street	Dewitt	MI	48820	AUTO	$ 415.39
07/27/2012	Thomas	Bruce	11344 Wilson Street	Dewitt	MI	48820	HOLIDAY	$1,206.35
07/27/2012	Thomas	Bruce	11344 Wilson Street	Dewitt	MI	48820	REGULAR	$10,857.11
07/27/2012	Thomas	Bruce	11344 Wilson Street	Dewitt	MI	48820	AUTO	$ 415.39
08/12/2011	Moran	Michael	32815 Robinhood Dr.	Beverly Hills	MI	48025	REGULAR	$10,240.58
08/12/2011	Moran	Michael	32815 Robinhood Dr.	Beverly Hills	MI	48025	AUTO	$ 415.39
08/26/2011	Moran	Michael	32815 Robinhood Dr.	Beverly Hills	MI	48025	REGULAR	$10,240.58
08/26/2011	Moran	Michael	32815 Robinhood Dr.	Beverly Hills	MI	48025	AUTO	$ 415.39
09/09/2011	Moran	Michael	32815 Robinhood Dr.	Beverly Hills	MI	48025	REGULAR	$10,240.58
09/09/2011	Moran	Michael	32815 Robinhood Dr.	Beverly Hills	MI	48025	AUTO	$ 415.39
09/23/2011	Moran	Michael	32815 Robinhood Dr.	Beverly Hills	MI	48025	HOLIDAY	$1,024.05
09/23/2011	Moran	Michael	32815 Robinhood Dr.	Beverly Hills	MI	48025	REGULAR	$9,216.53
09/23/2011	Moran	Michael	32815 Robinhood Dr.	Beverly Hills	MI	48025	AUTO	$ 415.39
10/07/2011	Moran	Michael	32815 Robinhood Dr.	Beverly Hills	MI	48025	REGULAR	$10,240.58
10/07/2011	Moran	Michael	32815 Robinhood Dr.	Beverly Hills	MI	48025	AUTO	$ 415.39
10/21/2011	Moran	Michael	32815 Robinhood Dr.	Beverly Hills	MI	48025	REGULAR	$10,240.58
10/21/2011	Moran	Michael	32815 Robinhood Dr.	Beverly Hills	MI	48025	AUTO	$ 415.39
11/04/2011	Moran	Michael	32815 Robinhood Dr.	Beverly Hills	MI	48025	REGULAR	$10,240.58
11/04/2011	Moran	Michael	32815 Robinhood Dr.	Beverly Hills	MI	48025	AUTO	$ 415.39
11/18/2011	Moran	Michael	32815 Robinhood Dr.	Beverly Hills	MI	48025	REGULAR	$10,240.58
11/18/2011	Moran	Michael	32815 Robinhood Dr.	Beverly Hills	MI	48025	AUTO	$ 415.39
12/02/2011	Moran	Michael	32815 Robinhood Dr.	Beverly Hills	MI	48025	REGULAR	$10,240.58
12/02/2011	Moran	Michael	32815 Robinhood Dr.	Beverly Hills	MI	48025	AUTO	$ 415.39
12/16/2011	Moran	Michael	32815 Robinhood Dr.	Beverly Hills	MI	48025	HOLIDAY	$1,024.05
12/16/2011	Moran	Michael	32815 Robinhood Dr.	Beverly Hills	MI	48025	REGULAR	$9,216.53
12/16/2011	Moran	Michael	32815 Robinhood Dr.	Beverly Hills	MI	48025	AUTO	$ 415.39
12/30/2011	Moran	Michael	32815 Robinhood Dr.	Beverly Hills	MI	48025	REGULAR	$10,240.58
12/30/2011	Moran	Michael	32815 Robinhood Dr.	Beverly Hills	MI	48025	AUTO	$ 415.39
01/13/2012	Moran	Michael	32815 Robinhood Dr.	Beverly Hills	MI	48025	HOLIDAY	$1,024.05
01/13/2012	Moran	Michael	32815 Robinhood Dr.	Beverly Hills	MI	48025	REGULAR	$9,216.53
01/13/2012	Moran	Michael	32815 Robinhood Dr.	Beverly Hills	MI	48025	AUTO	$ 415.39
01/27/2012	Moran	Michael	32815 Robinhood Dr.	Beverly Hills	MI	48025	HOLIDAY	$1,024.06
01/27/2012	Moran	Michael	32815 Robinhood Dr.	Beverly Hills	MI	48025	REGULAR	$9,216.52
01/27/2012	Moran	Michael	32815 Robinhood Dr.	Beverly Hills	MI	48025	AUTO	$ 415.39
02/10/2012	Moran	Michael	32815 Robinhood Dr.	Beverly Hills	MI	48025	REGULAR	$10,240.58
02/10/2012	Moran	Michael	32815 Robinhood Dr.	Beverly Hills	MI	48025	AUTO	$ 415.39
02/24/2012	Moran	Michael	32815 Robinhood Dr.	Beverly Hills	MI	48025	REGULAR	$10,240.58
02/24/2012	Moran	Michael	32815 Robinhood Dr.	Beverly Hills	MI	48025	AUTO	$ 415.39
03/09/2012	Moran	Michael	32815 Robinhood Dr.	Beverly Hills	MI	48025	REGULAR	$10,240.58
03/09/2012	Moran	Michael	32815 Robinhood Dr.	Beverly Hills	MI	48025	AUTO	$ 415.39
03/23/2012	Moran	Michael	32815 Robinhood Dr.	Beverly Hills	MI	48025	REGULAR	$10,240.58
03/23/2012	Moran	Michael	32815 Robinhood Dr.	Beverly Hills	MI	48025	AUTO	$ 415.39
04/06/2012	Moran	Michael	32815 Robinhood Dr.	Beverly Hills	MI	48025	REGULAR	$10,240.58
04/06/2012	Moran	Michael	32815 Robinhood Dr.	Beverly Hills	MI	48025	AUTO	$ 415.39
04/20/2012	Moran	Michael	32815 Robinhood Dr.	Beverly Hills	MI	48025	REGULAR	$10,240.58
04/20/2012	Moran	Michael	32815 Robinhood Dr.	Beverly Hills	MI	48025	AUTO	$ 415.39
05/04/2012	Moran	Michael	32815 Robinhood Dr.	Beverly Hills	MI	48025	REGULAR	$10,240.58
05/04/2012	Moran	Michael	32815 Robinhood Dr.	Beverly Hills	MI	48025	AUTO	$ 415.39
05/18/2012	Moran	Michael	32815 Robinhood Dr.	Beverly Hills	MI	48025	REGULAR	$10,240.58
05/18/2012	Moran	Michael	32815 Robinhood Dr.	Beverly Hills	MI	48025	AUTO	$ 415.39
06/01/2012	Moran	Michael	32815 Robinhood Dr.	Beverly Hills	MI	48025	REGULAR	$10,240.58
06/01/2012	Moran	Michael	32815 Robinhood Dr.	Beverly Hills	MI	48025	AUTO	$ 415.39
06/15/2012	Moran	Michael	32815 Robinhood Dr.	Beverly Hills	MI	48025	HOLIDAY	$1,024.06
06/15/2012	Moran	Michael	32815 Robinhood Dr.	Beverly Hills	MI	48025	REGULAR	$9,216.52
06/15/2012	Moran	Michael	32815 Robinhood Dr.	Beverly Hills	MI	48025	AUTO	$ 415.39
06/29/2012	Moran	Michael	32815 Robinhood Dr.	Beverly Hills	MI	48025	REGULAR	$10,240.58
06/29/2012	Moran	Michael	32815 Robinhood Dr.	Beverly Hills	MI	48025	AUTO	$ 415.39
07/13/2012	Moran	Michael	32815 Robinhood Dr.	Beverly Hills	MI	48025	REGULAR	$10,240.58
07/13/2012	Moran	Michael	32815 Robinhood Dr.	Beverly Hills	MI	48025	AUTO	$ 415.39
07/27/2012	Moran	Michael	32815 Robinhood Dr.	Beverly Hills	MI	48025	HOLIDAY	$1,024.05
07/27/2012	Moran	Michael	32815 Robinhood Dr.	Beverly Hills	MI	48025	REGULAR	$9,216.53
07/27/2012	Moran	Michael	32815 Robinhood Dr.	Beverly Hills	MI	48025	AUTO	$ 415.39
08/12/2011	Reid	Joseph	6223 W. Golfridge	East Lansing	MI	48823	REGULAR	$18,750.00
08/17/2011	Reid	Joseph	6223 W. Golfridge	East Lansing	MI	48823	RESTRICTED STOCK	$ 471.80
08/26/2011	Reid	Joseph	6223 W. Golfridge	East Lansing	MI	48823	REGULAR	$18,750.00
09/09/2011	Reid	Joseph	6223 W. Golfridge	East Lansing	MI	48823	REGULAR	$18,750.00
09/23/2011	Reid	Joseph	6223 W. Golfridge	East Lansing	MI	48823	HOLIDAY	$1,875.00
09/23/2011	Reid	Joseph	6223 W. Golfridge	East Lansing	MI	48823	REGULAR	$16,875.00
10/07/2011	Reid	Joseph	6223 W. Golfridge	East Lansing	MI	48823	REGULAR	$18,750.00
10/21/2011	Reid	Joseph	6223 W. Golfridge	East Lansing	MI	48823	REGULAR	$18,750.00
11/04/2011	Reid	Joseph	6223 W. Golfridge	East Lansing	MI	48823	REGULAR	$18,750.00
11/18/2011	Reid	Joseph	6223 W. Golfridge	East Lansing	MI	48823	REGULAR	$18,750.00
11/18/2011	Reid	Joseph	6223 W. Golfridge	East Lansing	MI	48823	AUTO	$ 415.38
12/02/2011	Reid	Joseph	6223 W. Golfridge	East Lansing	MI	48823	REGULAR	$18,750.00
12/02/2011	Reid	Joseph	6223 W. Golfridge	East Lansing	MI	48823	AUTO	$ 415.38
12/16/2011	Reid	Joseph	6223 W. Golfridge	East Lansing	MI	48823	TAXABLE FRINGE BENEFIT	$28,560.34
12/16/2011	Reid	Joseph	6223 W. Golfridge	East Lansing	MI	48823	HOLIDAY	$1,875.00
12/16/2011	Reid	Joseph	6223 W. Golfridge	East Lansing	MI	48823	REGULAR	$16,875.00
12/16/2011	Reid	Joseph	6223 W. Golfridge	East Lansing	MI	48823	AUTO	$ 415.38
12/30/2011	Reid	Joseph	6223 W. Golfridge	East Lansing	MI	48823	REGULAR	$18,750.00
12/30/2011	Reid	Joseph	6223 W. Golfridge	East Lansing	MI	48823	AUTO	$ 415.38
01/13/2012	Reid	Joseph	6223 W. Golfridge	East Lansing	MI	48823	HOLIDAY	$1,500.00
01/13/2012	Reid	Joseph	6223 W. Golfridge	East Lansing	MI	48823	REGULAR	$13,500.00
01/13/2012	Reid	Joseph	6223 W. Golfridge	East Lansing	MI	48823	AUTO	$ 415.38
01/27/2012	Reid	Joseph	6223 W. Golfridge	East Lansing	MI	48823	HOLIDAY	$1,875.00
01/27/2012	Reid	Joseph	6223 W. Golfridge	East Lansing	MI	48823	REGULAR	$20,625.00
01/27/2012	Reid	Joseph	6223 W. Golfridge	East Lansing	MI	48823	AUTO	$ 415.38
02/06/2012	Reid	Joseph	6223 W. Golfridge	East Lansing	MI	48823	RESTRICTED STOCK	$ 343.56
02/10/2012	Reid	Joseph	6223 W. Golfridge	East Lansing	MI	48823	REGULAR	$18,750.00
02/10/2012	Reid	Joseph	6223 W. Golfridge	East Lansing	MI	48823	AUTO	$ 415.38
02/24/2012	Reid	Joseph	6223 W. Golfridge	East Lansing	MI	48823	REGULAR	$18,750.00
02/24/2012	Reid	Joseph	6223 W. Golfridge	East Lansing	MI	48823	AUTO	$ 415.38
03/09/2012	Reid	Joseph	6223 W. Golfridge	East Lansing	MI	48823	REGULAR	$18,750.00
03/09/2012	Reid	Joseph	6223 W. Golfridge	East Lansing	MI	48823	AUTO	$ 415.38
03/23/2012	Reid	Joseph	6223 W. Golfridge	East Lansing	MI	48823	REGULAR	$18,750.00
03/23/2012	Reid	Joseph	6223 W. Golfridge	East Lansing	MI	48823	AUTO	$ 415.38
04/06/2012	Reid	Joseph	6223 W. Golfridge	East Lansing	MI	48823	REGULAR	$15,721.16
04/06/2012	Reid	Joseph	6223 W. Golfridge	East Lansing	MI	48823	AUTO	$ 415.38
04/20/2012	Reid	Joseph	6223 W. Golfridge	East Lansing	MI	48823	REGULAR	$12,692.31
04/20/2012	Reid	Joseph	6223 W. Golfridge	East Lansing	MI	48823	AUTO	$ 415.38
05/04/2012	Reid	Joseph	6223 W. Golfridge	East Lansing	MI	48823	REGULAR	$12,692.31
05/04/2012	Reid	Joseph	6223 W. Golfridge	East Lansing	MI	48823	AUTO	$ 415.38
05/18/2012	Reid	Joseph	6223 W. Golfridge	East Lansing	MI	48823	REGULAR	$12,692.31
05/18/2012	Reid	Joseph	6223 W. Golfridge	East Lansing	MI	48823	AUTO	$ 415.38
06/01/2012	Reid	Joseph	6223 W. Golfridge	East Lansing	MI	48823	REGULAR	$12,692.31
06/01/2012	Reid	Joseph	6223 W. Golfridge	East Lansing	MI	48823	AUTO	$ 415.38
06/15/2012	Reid	Joseph	6223 W. Golfridge	East Lansing	MI	48823	HOLIDAY	$1,269.23
06/15/2012	Reid	Joseph	6223 W. Golfridge	East Lansing	MI	48823	REGULAR	$11,423.08
06/15/2012	Reid	Joseph	6223 W. Golfridge	East Lansing	MI	48823	AUTO	$ 415.38
06/29/2012	Reid	Joseph	6223 W. Golfridge	East Lansing	MI	48823	REGULAR	$12,692.31
06/29/2012	Reid	Joseph	6223 W. Golfridge	East Lansing	MI	48823	AUTO	$ 415.38
07/13/2012	Reid	Joseph	6223 W. Golfridge	East Lansing	MI	48823	REGULAR	$12,692.31
07/13/2012	Reid	Joseph	6223 W. Golfridge	East Lansing	MI	48823	AUTO	$ 415.38
07/27/2012	Reid	Joseph	6223 W. Golfridge	East Lansing	MI	48823	HOLIDAY	$1,269.23
07/27/2012	Reid	Joseph	6223 W. Golfridge	East Lansing	MI	48823	REGULAR	$11,423.08
07/27/2012	Reid	Joseph	6223 W. Golfridge	East Lansing	MI	48823	AUTO	$ 415.38
08/12/2011	Reid	Cristin	6287 Mereford Ct.	East Lansing	MI	48823	REGULAR	$14,192.31
08/12/2011	Reid	Cristin	6287 Mereford Ct.	East Lansing	MI	48823	AUTO	$ 415.39
08/26/2011	Reid	Cristin	6287 Mereford Ct.	East Lansing	MI	48823	REGULAR	$14,192.31
08/26/2011	Reid	Cristin	6287 Mereford Ct.	East Lansing	MI	48823	AUTO	$ 415.39
09/09/2011	Reid	Cristin	6287 Mereford Ct.	East Lansing	MI	48823	REGULAR	$14,192.31
09/09/2011	Reid	Cristin	6287 Mereford Ct.	East Lansing	MI	48823	AUTO	$ 415.39
09/23/2011	Reid	Cristin	6287 Mereford Ct.	East Lansing	MI	48823	HOLIDAY	$1,419.23
09/23/2011	Reid	Cristin	6287 Mereford Ct.	East Lansing	MI	48823	REGULAR	$12,773.08
09/23/2011	Reid	Cristin	6287 Mereford Ct.	East Lansing	MI	48823	AUTO	$ 415.39
10/07/2011	Reid	Cristin	6287 Mereford Ct.	East Lansing	MI	48823	REGULAR	$14,192.31
10/07/2011	Reid	Cristin	6287 Mereford Ct.	East Lansing	MI	48823	AUTO	$ 415.39
10/21/2011	Reid	Cristin	6287 Mereford Ct.	East Lansing	MI	48823	REGULAR	$14,192.31
10/21/2011	Reid	Cristin	6287 Mereford Ct.	East Lansing	MI	48823	AUTO	$ 415.39
11/04/2011	Reid	Cristin	6287 Mereford Ct.	East Lansing	MI	48823	REGULAR	$14,192.31
11/04/2011	Reid	Cristin	6287 Mereford Ct.	East Lansing	MI	48823	AUTO	$ 415.39
11/18/2011	Reid	Cristin	6287 Mereford Ct.	East Lansing	MI	48823	REGULAR	$14,192.31
11/18/2011	Reid	Cristin	6287 Mereford Ct.	East Lansing	MI	48823	AUTO	$ 415.39
12/02/2011	Reid	Cristin	6287 Mereford Ct.	East Lansing	MI	48823	REGULAR	$14,192.31
12/02/2011	Reid	Cristin	6287 Mereford Ct.	East Lansing	MI	48823	AUTO	$ 415.39
12/16/2011	Reid	Cristin	6287 Mereford Ct.	East Lansing	MI	48823	HOLIDAY	$1,419.23
12/16/2011	Reid	Cristin	6287 Mereford Ct.	East Lansing	MI	48823	REGULAR	$12,773.08
12/16/2011	Reid	Cristin	6287 Mereford Ct.	East Lansing	MI	48823	AUTO	$ 415.39
12/30/2011	Reid	Cristin	6287 Mereford Ct.	East Lansing	MI	48823	REGULAR	$14,192.31
12/30/2011	Reid	Cristin	6287 Mereford Ct.	East Lansing	MI	48823	AUTO	$ 415.39
01/13/2012	Reid	Cristin	6287 Mereford Ct.	East Lansing	MI	48823	HOLIDAY	$1,419.23
01/13/2012	Reid	Cristin	6287 Mereford Ct.	East Lansing	MI	48823	REGULAR	$12,773.08
01/13/2012	Reid	Cristin	6287 Mereford Ct.	East Lansing	MI	48823	AUTO	$ 415.39
01/27/2012	Reid	Cristin	6287 Mereford Ct.	East Lansing	MI	48823	HOLIDAY	$1,419.23
01/27/2012	Reid	Cristin	6287 Mereford Ct.	East Lansing	MI	48823	REGULAR	$12,773.08
01/27/2012	Reid	Cristin	6287 Mereford Ct.	East Lansing	MI	48823	AUTO	$ 415.39
02/10/2012	Reid	Cristin	6287 Mereford Ct.	East Lansing	MI	48823	REGULAR	$14,192.31
02/10/2012	Reid	Cristin	6287 Mereford Ct.	East Lansing	MI	48823	AUTO	$ 415.39
02/24/2012	Reid	Cristin	6287 Mereford Ct.	East Lansing	MI	48823	REGULAR	$14,192.31
02/24/2012	Reid	Cristin	6287 Mereford Ct.	East Lansing	MI	48823	AUTO	$ 415.39
03/09/2012	Reid	Cristin	6287 Mereford Ct.	East Lansing	MI	48823	REGULAR	$14,192.31
03/09/2012	Reid	Cristin	6287 Mereford Ct.	East Lansing	MI	48823	AUTO	$ 415.39
03/23/2012	Reid	Cristin	6287 Mereford Ct.	East Lansing	MI	48823	REGULAR	$14,192.31
03/23/2012	Reid	Cristin	6287 Mereford Ct.	East Lansing	MI	48823	AUTO	$ 415.39
04/06/2012	Reid	Cristin	6287 Mereford Ct.	East Lansing	MI	48823	REGULAR	$14,192.31
04/06/2012	Reid	Cristin	6287 Mereford Ct.	East Lansing	MI	48823	AUTO	$ 415.39
04/20/2012	Reid	Cristin	6287 Mereford Ct.	East Lansing	MI	48823	REGULAR	$14,192.31
04/20/2012	Reid	Cristin	6287 Mereford Ct.	East Lansing	MI	48823	AUTO	$ 415.39
05/04/2012	Reid	Cristin	6287 Mereford Ct.	East Lansing	MI	48823	REGULAR	$14,192.31
05/04/2012	Reid	Cristin	6287 Mereford Ct.	East Lansing	MI	48823	AUTO	$ 415.39
05/18/2012	Reid	Cristin	6287 Mereford Ct.	East Lansing	MI	48823	REGULAR	$14,192.31
05/18/2012	Reid	Cristin	6287 Mereford Ct.	East Lansing	MI	48823	AUTO	$ 415.39
06/01/2012	Reid	Cristin	6287 Mereford Ct.	East Lansing	MI	48823	REGULAR	$14,192.31
06/01/2012	Reid	Cristin	6287 Mereford Ct.	East Lansing	MI	48823	AUTO	$ 415.39
06/15/2012	Reid	Cristin	6287 Mereford Ct.	East Lansing	MI	48823	HOLIDAY	$1,419.23
06/15/2012	Reid	Cristin	6287 Mereford Ct.	East Lansing	MI	48823	REGULAR	$12,773.08
06/15/2012	Reid	Cristin	6287 Mereford Ct.	East Lansing	MI	48823	AUTO	$ 415.39
06/29/2012	Reid	Cristin	6287 Mereford Ct.	East Lansing	MI	48823	REGULAR	$14,192.31
06/29/2012	Reid	Cristin	6287 Mereford Ct.	East Lansing	MI	48823	AUTO	$ 415.39
07/13/2012	Reid	Cristin	6287 Mereford Ct.	East Lansing	MI	48823	REGULAR	$14,192.31
07/13/2012	Reid	Cristin	6287 Mereford Ct.	East Lansing	MI	48823	AUTO	$ 415.39
07/27/2012	Reid	Cristin	6287 Mereford Ct.	East Lansing	MI	48823	HOLIDAY	$1,419.23
07/27/2012	Reid	Cristin	6287 Mereford Ct.	East Lansing	MI	48823	REGULAR	$12,773.08
07/27/2012	Reid	Cristin	6287 Mereford Ct.	East Lansing	MI	48823	AUTO	$ 415.39
08/12/2011	ENGLISH	BRIAN	6287 MEREFORD CT	EAST LANSING	MI	48823	REGULAR	$9,507.69
08/12/2011	ENGLISH	BRIAN	6287 MEREFORD CT	EAST LANSING	MI	48823	AUTO	$ 415.39
08/26/2011	ENGLISH	BRIAN	6287 MEREFORD CT	EAST LANSING	MI	48823	REGULAR	$9,507.69
08/26/2011	ENGLISH	BRIAN	6287 MEREFORD CT	EAST LANSING	MI	48823	AUTO	$ 415.39
09/09/2011	ENGLISH	BRIAN	6287 MEREFORD CT	EAST LANSING	MI	48823	REGULAR	$9,507.69
09/09/2011	ENGLISH	BRIAN	6287 MEREFORD CT	EAST LANSING	MI	48823	AUTO	$ 415.39
09/23/2011	ENGLISH	BRIAN	6287 MEREFORD CT	EAST LANSING	MI	48823	REGULAR	$8,556.92
09/23/2011	ENGLISH	BRIAN	6287 MEREFORD CT	EAST LANSING	MI	48823	HOLIDAY	$ 950.77
09/23/2011	ENGLISH	BRIAN	6287 MEREFORD CT	EAST LANSING	MI	48823	AUTO	$ 415.39
10/07/2011	ENGLISH	BRIAN	6287 MEREFORD CT	EAST LANSING	MI	48823	REGULAR	$9,507.69
10/07/2011	ENGLISH	BRIAN	6287 MEREFORD CT	EAST LANSING	MI	48823	AUTO	$ 415.39
10/21/2011	ENGLISH	BRIAN	6287 MEREFORD CT	EAST LANSING	MI	48823	REGULAR	$9,507.69
10/21/2011	ENGLISH	BRIAN	6287 MEREFORD CT	EAST LANSING	MI	48823	AUTO	$ 415.39
11/04/2011	ENGLISH	BRIAN	6287 MEREFORD CT	EAST LANSING	MI	48823	REGULAR	$9,507.69
11/04/2011	ENGLISH	BRIAN	6287 MEREFORD CT	EAST LANSING	MI	48823	AUTO	$ 415.39
11/18/2011	ENGLISH	BRIAN	6287 MEREFORD CT	EAST LANSING	MI	48823	REGULAR	$9,507.69
11/18/2011	ENGLISH	BRIAN	6287 MEREFORD CT	EAST LANSING	MI	48823	AUTO	$ 415.39
12/02/2011	ENGLISH	BRIAN	6287 MEREFORD CT	EAST LANSING	MI	48823	REGULAR	$9,507.69
12/02/2011	ENGLISH	BRIAN	6287 MEREFORD CT	EAST LANSING	MI	48823	AUTO	$ 415.39
12/16/2011	ENGLISH	BRIAN	6287 MEREFORD CT	EAST LANSING	MI	48823	REGULAR	$8,556.92
12/16/2011	ENGLISH	BRIAN	6287 MEREFORD CT	EAST LANSING	MI	48823	HOLIDAY	$ 950.77
12/16/2011	ENGLISH	BRIAN	6287 MEREFORD CT	EAST LANSING	MI	48823	AUTO	$ 415.39
12/30/2011	ENGLISH	BRIAN	6287 MEREFORD CT	EAST LANSING	MI	48823	REGULAR	$9,507.69
12/30/2011	ENGLISH	BRIAN	6287 MEREFORD CT	EAST LANSING	MI	48823	AUTO	$ 415.39
01/13/2012	ENGLISH	BRIAN	6287 MEREFORD CT	EAST LANSING	MI	48823	REGULAR	$8,556.92
01/13/2012	ENGLISH	BRIAN	6287 MEREFORD CT	EAST LANSING	MI	48823	HOLIDAY	$ 950.77
01/13/2012	ENGLISH	BRIAN	6287 MEREFORD CT	EAST LANSING	MI	48823	AUTO	$ 415.39
01/27/2012	ENGLISH	BRIAN	6287 MEREFORD CT	EAST LANSING	MI	48823	REGULAR	$8,556.92
01/27/2012	ENGLISH	BRIAN	6287 MEREFORD CT	EAST LANSING	MI	48823	HOLIDAY	$ 950.77
01/27/2012	ENGLISH	BRIAN	6287 MEREFORD CT	EAST LANSING	MI	48823	AUTO	$ 415.39
02/10/2012	ENGLISH	BRIAN	6287 MEREFORD CT	EAST LANSING	MI	48823	REGULAR	$9,507.69
02/10/2012	ENGLISH	BRIAN	6287 MEREFORD CT	EAST LANSING	MI	48823	AUTO	$ 415.39
02/24/2012	ENGLISH	BRIAN	6287 MEREFORD CT	EAST LANSING	MI	48823	REGULAR	$9,507.69
02/24/2012	ENGLISH	BRIAN	6287 MEREFORD CT	EAST LANSING	MI	48823	AUTO	$ 415.39
03/09/2012	ENGLISH	BRIAN	6287 MEREFORD CT	EAST LANSING	MI	48823	REGULAR	$9,507.69
03/09/2012	ENGLISH	BRIAN	6287 MEREFORD CT	EAST LANSING	MI	48823	AUTO	$ 415.39
03/23/2012	ENGLISH	BRIAN	6287 MEREFORD CT	EAST LANSING	MI	48823	REGULAR	$9,507.69
03/23/2012	ENGLISH	BRIAN	6287 MEREFORD CT	EAST LANSING	MI	48823	AUTO	$ 415.39
04/06/2012	ENGLISH	BRIAN	6287 MEREFORD CT	EAST LANSING	MI	48823	REGULAR	$9,507.69
04/06/2012	ENGLISH	BRIAN	6287 MEREFORD CT	EAST LANSING	MI	48823	AUTO	$ 415.39
04/20/2012	ENGLISH	BRIAN	6287 MEREFORD CT	EAST LANSING	MI	48823	REGULAR	$9,507.69
04/20/2012	ENGLISH	BRIAN	6287 MEREFORD CT	EAST LANSING	MI	48823	AUTO	$ 415.39
05/04/2012	ENGLISH	BRIAN	6287 MEREFORD CT	EAST LANSING	MI	48823	REGULAR	$9,507.69
05/04/2012	ENGLISH	BRIAN	6287 MEREFORD CT	EAST LANSING	MI	48823	AUTO	$ 415.39
05/18/2012	ENGLISH	BRIAN	6287 MEREFORD CT	EAST LANSING	MI	48823	REGULAR	$9,507.69
05/18/2012	ENGLISH	BRIAN	6287 MEREFORD CT	EAST LANSING	MI	48823	AUTO	$ 415.39
06/01/2012	ENGLISH	BRIAN	6287 MEREFORD CT	EAST LANSING	MI	48823	REGULAR	$9,507.69
06/01/2012	ENGLISH	BRIAN	6287 MEREFORD CT	EAST LANSING	MI	48823	AUTO	$ 415.39
06/15/2012	ENGLISH	BRIAN	6287 MEREFORD CT	EAST LANSING	MI	48823	REGULAR	$8,556.92
06/15/2012	ENGLISH	BRIAN	6287 MEREFORD CT	EAST LANSING	MI	48823	HOLIDAY	$ 950.77
06/15/2012	ENGLISH	BRIAN	6287 MEREFORD CT	EAST LANSING	MI	48823	AUTO	$ 415.39
06/29/2012	ENGLISH	BRIAN	6287 MEREFORD CT	EAST LANSING	MI	48823	REGULAR	$9,507.69
06/29/2012	ENGLISH	BRIAN	6287 MEREFORD CT	EAST LANSING	MI	48823	AUTO	$ 415.39
07/13/2012	ENGLISH	BRIAN	6287 MEREFORD CT	EAST LANSING	MI	48823	REGULAR	$9,507.69
07/13/2012	ENGLISH	BRIAN	6287 MEREFORD CT	EAST LANSING	MI	48823	AUTO	$ 415.39
07/27/2012	ENGLISH	BRIAN	6287 MEREFORD CT	EAST LANSING	MI	48823	REGULAR	$9,507.69
07/27/2012	ENGLISH	BRIAN	6287 MEREFORD CT	EAST LANSING	MI	48823	AUTO	$ 415.39

14144752.5
CAPITOL BANCORP LTD.
EXHIBIT B - SOFA NO. 3c
Check Date	Employee Last Name	Employee First Name	Description	Invoice	Check/ ACH #	Amount
08/07/2012	Reid-English	Cristin	EXPENSE VOUCHER	EXP VCHR 8/7/12	38906	$16,640.03
05/10/2012	Reid-English	Cristin	EXPENSE VOUCHER	EXP VCHR 2/1 - 3/1/12	38389	$3,605.84
03/13/2012	Reid-English	Cristin	EXPENSE VOUCHER	EXP VCHR 2/21 - 2/23/12	38083	$4,960.84
01/30/2012	Reid-English	Cristin	EXPENSE VOUCHER	1/16-1/30/12	38004	$7,290.51
01/26/2012	Reid-English	Cristin	EXPENSE VOUCHER	10/1-1/26/12	38004	$4,616.17
12/01/2011	Reid-English	Cristin	EXPENSE VOUCHER	EXP VCHR 12/1/11	37394	$1,936.24
11/07/2011	Reid-English	Cristin	EXPENSE VOUCHER	EXP VCHR 7/1 - 12/2/11	37295	$1,789.17
08/25/2011	Reid-English	Cristin	EXPENSE VOUCHER	EXP VCHR 8/9 - 8/22/11	36742	$1,355.34
12/28/2011	Meeusen (1099)	Calvin D.	12.8.11 CBC BOARD MTG/TRAVEL	DECEMBER 28, 2011	ACH - 1511	$1,500.00
11/30/2011	Meeusen (1099)	Calvin D.	11.9.11 CBC AUDIT COMM MTG	NOVEMBER 30, 2011	ACH - 1482	$1,000.00
11/30/2011	Meeusen (1099)	Calvin D.	11.15.11 CBC SPEC BOARD MTG PH	NOVEMBER 30, 2011	ACH - 1481	$ 500.00
10/31/2011	Meeusen (1099)	Calvin D.	10.13.11 CBC BOARD MTG/TRAVEL	OCTOBER 31, 2011	ACH - 1464	$1,500.00
08/29/2011	Meeusen (1099)	Calvin D.	8.24.11 CBC SPECIAL BOARD MTG/	AUGUST 29, 2011	ACH - 1413	$1,500.00
08/29/2011	Meeusen (1099)	Calvin D.	8.18.11 CBC BOARD MTG/TRAVEL	AUGUST 29, 2011	ACH - 1412	$1,500.00
08/29/2011	Meeusen (1099)	Calvin D.	8.9.11 CBC AUDIT COMM MTG	AUGUST 29, 2011	ACH - 1411	$1,000.00
01/30/2012	O'Leary (1099)	David	1.11.12 CBC ETHICS COMM MTG PH	JANUARY 30, 2012	ACH - 1540	$1,000.00
01/30/2012	O'Leary (1099)	David	1.4.12 CBC EXEC COMM MTG	JANUARY 30, 2012	ACH - 1539	$1,000.00
01/30/2012	O'Leary (1099)	David	1.6.11 CBC ETHICS COMM MTG PHO	JANUARY 30, 2012	ACH - 1538	$1,000.00
12/28/2011	O'Leary (1099)	David	4TH QT SECRETARY FEE	DECEMBER 28, 2011	ACH - 1517	$6,250.00
12/28/2011	O'Leary (1099)	David	12.8.11 CBC BOARD MTG/TRAVEL	DECEMBER 28, 2011	ACH - 1516	$1,500.00
12/28/2011	O'Leary (1099)	David	11.30.11 RETIREMENT PLAN COMM	DECEMBER 28, 2011	ACH - 1515	$1,000.00
12/28/2011	O'Leary (1099)	David	5.5.11 RETIREMENT PLAN COMM MT	DECEMBER 28, 2011	ACH - 1514	$1,000.00
11/30/2011	O'Leary (1099)	David	11.2.11 CBC EXEC COMM MTG	NOVEMBER 30, 2011	ACH - 1487	$1,000.00
11/30/2011	O'Leary (1099)	David	11.15.11 CBC SPEC BOARD MTG PH	NOVEMBER 30, 2011	ACH - 1486	$ 500.00
10/31/2011	O'Leary (1099)	David	10.13.11 CBC BOARD MTG/TRAVEL	OCTOBER 31, 2011	ACH - 1466	$1,500.00
09/28/2011	O'Leary (1099)	David	3RD QT SECRETARY FEE	SEPTEMBER 28, 2011	ACH - 1459	$6,250.00
09/28/2011	O'Leary (1099)	David	9.15.11 CBC EXEC COMM MTG	SEPTEMBER 28, 2011	ACH - 1452	$1,000.00
08/29/2011	O'Leary (1099)	David	8.24.11 CBC SPECIAL BOARD MTG/	AUGUST 29, 2011	ACH - 1418	$1,500.00
08/29/2011	O'Leary (1099)	David	8.18.11 CBC BOARD MTG/TRAVEL	AUGUST 29, 2011	ACH - 1417	$1,500.00
05/23/2012	Thomas	Bruce	EXPENSE VOUCHER	EXP VCHR 4/25 - 5/9/12	38407	$2,846.04
04/04/2012	Thomas	Bruce	EXPENSE VOUCHER	EXP VCHR 2/16 - 3/22/12	38220	$ 882.14
02/03/2012	Thomas	Bruce	EXPENSE VOUCHER	EXP VCHR 1/12-1/30	37898	$ 184.81
01/11/2012	Thomas	Bruce	EXPENSE VOUCHER	EXP VCHR 10/24-12/31/11	37617	$ 992.78
12/28/2011	Thomas	Bruce	EXPENSE VOUCHER	EXP VCHR 7/26 - 9/30/11	37490	$1,370.89
08/24/2011	Thomas	Bruce	EXPENSE VOUCHER	EXP VCHR 7/13 - 7/31/11	36711	$ 823.01
12/28/2011	Becker(1099)	David	12.8.11 CBC BOARD MTG/TRAVEL	DECEMBER 28, 2011	ACH - 1513	$1,500.00
12/28/2011	Becker(1099)	David	12.8.11 CBC NOMINATION/GOV MTG	DECEMBER 28, 2011	ACH - 1512	$1,000.00
11/30/2011	Becker(1099)	David	11.15.11 CBC SPEC BOARD MTG PH	NOVEMBER 30, 2011	ACH - 1485	$ 500.00
11/30/2011	Becker(1099)	David	11.14.11 CBC NOM/GOV COMM MTG	NOVEMBER 30, 2011	ACH - 1484	$ 500.00
11/30/2011	Becker(1099)	David	11.9.11 CBC AUDIT COMM MTG PHO	NOVEMBER 30, 2011	ACH - 1483	$ 500.00
10/31/2011	Becker(1099)	David	10.13.11 CBC BOARD MTG/TRAVEL	OCTOBER 31, 2011	ACH - 1465	$1,500.00
08/29/2011	Becker(1099)	David	8.24.11 CBC SPECIAL BOARD MTG/	AUGUST 29, 2011	ACH - 1416	$1,500.00
08/29/2011	Becker(1099)	David	8.18.11 CBC BOARD MTG/TRAVEL	AUGUST 29, 2011	ACH - 1415	$1,500.00
08/29/2011	Becker(1099)	David	8.9.11 CBC AUDIT COMM MTG	AUGUST 29, 2011	ACH - 1414	$1,000.00
12/28/2011	Falkenberg (1099)	Gary	12.8.11 CBC BOARD MTG/TRAVEL	DECEMBER 28, 2011	ACH - 1518	$1,500.00
11/30/2011	Falkenberg (1099)	Gary	11.9.11 CBC AUDIT COMM MTG	NOVEMBER 30, 2011	ACH - 1489	$1,000.00
11/30/2011	Falkenberg (1099)	Gary	11.15.11 CBC SPEC BOARD MTG PH	NOVEMBER 30, 2011	ACH - 1488	$ 500.00
10/31/2011	Falkenberg (1099)	Gary	10.13.11 CBC BOARD MTG/TRAVEL	OCTOBER 31, 2011	ACH - 1467	$1,500.00
08/29/2011	Falkenberg (1099)	Gary	8.24.11 CBC SPECIAL BOARD MTG/	AUGUST 29, 2011	ACH - 1421	$1,500.00
08/29/2011	Falkenberg (1099)	Gary	8.18.11 CBC BOARD MTG/TRAVEL	AUGUST 29, 2011	ACH - 1420	$1,500.00
08/29/2011	Falkenberg (1099)	Gary	8.9.11 CBC AUDIT COMM MTG	AUGUST 29, 2011	ACH - 1419	$1,000.00
11/30/2011	Epolito (1099)	James C.	10.6.11 CBC TECH COMM MTG PHON	NOVEMBER 30, 2011	ACH - 1490	$ 500.00
10/31/2011	Epolito (1099)	James C.	10.13.11 CBC BOARD MTG/TRAVEL	OCTOBER 31, 2011	ACH - 1468	$1,500.00
08/29/2011	Epolito (1099)	James C.	8.24.11 CBC SPECIAL BOARD MTG/	AUGUST 29, 2011	ACH - 1424	$1,500.00
08/29/2011	Epolito (1099)	James C.	8.18.11 CBC BOARD MTG/TRAVEL	AUGUST 29, 2011	ACH - 1423	$1,500.00
08/29/2011	Epolito (1099)	James C.	7.6.11 CBC TECH COMM MTG (PHON	AUGUST 29, 2011	ACH - 1422	$ 500.00
01/30/2012	Ferguson (1099)	Joel	1.4.12 CBC EXEC COMM MTG	JANUARY 30, 2012	ACH - 1541	$1,000.00
12/28/2011	Ferguson (1099)	Joel	12.8.11 CBC BOARD MTG/TRAVEL	DECEMBER 28, 2011	ACH - 1519	$1,500.00
10/31/2011	Ferguson (1099)	Joel	10.13.11 CBC BOARD MTG/TRAVEL	OCTOBER 31, 2011	ACH - 1469	$1,500.00
09/28/2011	Ferguson (1099)	Joel	9.15.11 CBC EXEC COMM MTG	SEPTEMBER 28, 2011	ACH - 1453	$1,000.00
08/29/2011	Ferguson (1099)	Joel	8.24.11 CBC SPECIAL BOARD MTG/	AUGUST 29, 2011	ACH - 1426	$1,500.00
08/29/2011	Ferguson (1099)	Joel	8.18.11 CBC BOARD MTG/TRAVEL	AUGUST 29, 2011	ACH - 1425	$1,500.00
12/28/2011	Gaskin (1099)	Kathleen	12.8.11 CBC BOARD MTG/TRAVEL	DECEMBER 28, 2011	ACH - 1520	$2,500.00
11/30/2011	Gaskin (1099)	Kathleen	11.15.11 CBC SPEC BOARD MTG PH	NOVEMBER 30, 2011	ACH - 1491	$ 500.00
10/31/2011	Gaskin (1099)	Kathleen	10.13.11 CBC BOARD MTG/TRAVEL	OCTOBER 31, 2011	ACH - 1470	$2,500.00
08/29/2011	Gaskin (1099)	Kathleen	8.24.11 CBC SPECIAL BOARD MTG/	AUGUST 29, 2011	ACH - 1428	$2,500.00
08/29/2011	Gaskin (1099)	Kathleen	8.18.11 CBC BOARD MTG/TRAVEL	AUGUST 29, 2011	ACH - 1427	$2,500.00
06/29/2012	Gaskin	Kathleen	REIMB'T FOR CBC BD MTG 5.16.12	JUNE 29, 2012	38794	$ 479.20
05/09/2012	Gaskin	Kathleen	REIMB'T FOR CBC BD MTG	MAY 3, 2012	38371	$ 544.92
05/03/2012	Gaskin	Kathleen	REIMB'T FOR CBC FEB BD MTG	MAY 2, 2012	38342	$ 530.21
12/28/2011	Johns (1099)	Lewis D.	12.8.11 CBC BOARD MTG/TRAVEL	DECEMBER 28, 2011	ACH - 1521	$1,500.00
11/30/2011	Johns (1099)	Lewis D.	11/21/11 CDBL BOARD MEETING	NOVEMBER 30, 2011	ACH - 1510	$ 500.00
11/30/2011	Johns (1099)	Lewis D.	11.2.11 CBC EXEC COMM MTG	NOVEMBER 30, 2011	ACH - 1492	$1,000.00
09/28/2011	Johns (1099)	Lewis D.	9.15.11 CBC EXEC COMM MTG	SEPTEMBER 28, 2011	ACH - 1454	$1,000.00
08/29/2011	Johns (1099)	Lewis D.	8.24.11 CBC SPECIAL BOARD MTG/	AUGUST 29, 2011	ACH - 1430	$1,500.00
08/29/2011	Johns (1099)	Lewis D.	8.18.11 CBC BOARD MTG/TRAVEL	AUGUST 29, 2011	ACH - 1429	$1,500.00
01/30/2012	Miller (1099)	Lyle	1.4.12 CBC EXEC COMM MTG	JANUARY 30, 2012	ACH - 1542	$1,000.00
12/28/2011	Miller (1099)	Lyle	4TH QT VICE CHAIRMAN FEE	DECEMBER 28, 2011	ACH - 1523	$12,500.00
12/28/2011	Miller(1099)	Lyle	12.8.11 CBC BOARD MTG/TRAVEL	DECEMBER 28, 2011	ACH - 1522	$1,500.00
11/30/2011	Miller(1099)	Lyle	11.2.11 CBC EXEC COMM MTG	NOVEMBER 30, 2011	ACH - 1494	$1,000.00
11/30/2011	Miller(1099)	Lyle	11.15.11 CBC SPEC BOARD MTG PH	NOVEMBER 30, 2011	ACH - 1493	$ 500.00
10/31/2011	Miller(1099)	Lyle	10.13.11 CBC BOARD MTG/TRAVEL	OCTOBER 31, 2011	ACH - 1471	$1,500.00
09/28/2011	Miller (1099)	Lyle	3RD QT VICE CHAIRMAN FEE	SEPTEMBER 28, 2011	ACH - 1460	$12,500.00
09/28/2011	Miller (1099)	Lyle	9.15.11 CBC EXEC COMM MTG	SEPTEMBER 28, 2011	ACH - 1455	$1,000.00
08/29/2011	Miller(1099)	Lyle	8.24.11 CBC SPECIAL BOARD MTG/	AUGUST 29, 2011	ACH - 1432	$1,500.00
08/29/2011	Miller(1099)	Lyle	8.18.11 CBC BOARD MTG/TRAVEL	AUGUST 29, 2011	ACH - 1431	$1,500.00
09/27/2011	Devine (1099)	Michael	SERVICES RENDERED re AVOS	SEPTEMBER 27, 2011	36880	$6,000.00
12/28/2011	Devine (1099)	Michael	12.8.11 CBC BOARD MTG/TRAVEL	DECEMBER 28, 2011	ACH - 1524	$1,500.00
11/30/2011	Devine (1099)	Michael	10.6.11 CBC TECH COMM MTG	NOVEMBER 30, 2011	ACH - 1496	$1,000.00
11/30/2011	Devine (1099)	Michael	11.15.11 CBC SPEC BOARD MTG PH	NOVEMBER 30, 2011	ACH - 1495	$ 500.00
10/31/2011	Devine (1099)	Michael	10.13.11 CBC BOARD MTG/TRAVEL	OCTOBER 31, 2011	ACH - 1472	$1,500.00
08/29/2011	Devine (1099)	Michael	8.24.11 CBC SPECIAL BOARD MTG/	AUGUST 29, 2011	ACH - 1435	$1,500.00
08/29/2011	Devine (1099)	Michael	8.18.11 CBC BOARD MTG/TRAVEL	AUGUST 29, 2011	ACH - 1434	$1,500.00
08/29/2011	Devine (1099)	Michael	7.6.11 CBC TECH COMM MTG (PHON	AUGUST 29, 2011	ACH - 1433	$ 500.00
04/27/2012	Kasten (1099)	Michael	CBC APRIL TRAVEL ALLOWANCE	APRIL 27, 2012	ACH - 1554	$1,000.00
04/11/2012	Kasten (1099)	Michael	JAN/FEB/MAR TRAVEL ALLOWANCE	APRIL 11, 2012	ACH - 1553	$3,000.00
01/30/2012	Kasten (1099)	Michael	CBC JAN BANK BD ATTENDANCE	JANUARY 30, 2012	ACH - 1547	$5,000.00
01/30/2012	Kasten (1099)	Michael	1.4.12 CBC EXEC COMM MTG	JANUARY 30, 2012	ACH - 1546	$1,000.00
01/30/2012	Kasten (1099)	Michael	CBC JAN TRAVEL ALLOWANCE	JANUARY 30, 2012	ACH - 1545	$1,000.00
01/30/2012	Kasten (1099)	Michael	1.11.12 CBC ETHICS COMM MTG PH	JANUARY 30, 2012	ACH - 1544	$ 500.00
01/30/2012	Kasten (1099)	Michael	1.6.11 CBC ETHICS COMM MTG PHO	JANUARY 30, 2012	ACH - 1543	$ 500.00
12/28/2011	Kasten (1099)	Michael	4TH QT VICE CHAIRMAN FEE	DECEMBER 28, 2011	ACH - 1528	$20,000.00
12/28/2011	Kasten (1099)	Michael	CBC DEC BANK BOARD ATTENDANCE	DECEMBER 28, 2011	ACH - 1527	$5,000.00
12/28/2011	Kasten (1099)	Michael	12.8.11 CBC BOARD MTG/TRAVEL	DECEMBER 28, 2011	ACH - 1526	$1,500.00
12/28/2011	Kasten (1099)	Michael	CBC DEC TRAVEL ALLOWANCE	DECEMBER 28, 2011	ACH - 1525	$1,000.00
11/30/2011	Kasten (1099)	Michael	CBC NOV BANK BOARD ATTENDANCE	NOVEMBER 30, 2011	ACH - 1499	$5,000.00
11/30/2011	Kasten (1099)	Michael	11.2.11 CBC EXEC COMM MTG	NOVEMBER 30, 2011	ACH - 1498	$1,000.00
11/30/2011	Kasten (1099)	Michael	CBC NOV TRAVEL ALLOWANCE	NOVEMBER 30, 2011	ACH - 1497	$1,000.00
10/31/2011	Kasten (1099)	Michael	CBC OCT BANK BOARD ATTENDANCE	OCTOBER 31, 2011	ACH - 1475	$5,000.00
10/31/2011	Kasten (1099)	Michael	10.13.11 CBC BOARD MTG/TRAVEL	OCTOBER 31, 2011	ACH - 1474	$1,500.00
10/31/2011	Kasten (1099)	Michael	CBC OCT TRAVEL ALLOWANCE	OCTOBER 31, 2011	ACH - 1473	$1,000.00
09/28/2011	Kasten (1099)	Michael	3RD QT VICE CHAIRMAN FEE	SEPTEMBER 28, 2011	ACH - 1461	$20,000.00
09/28/2011	Kasten (1099)	Michael	CBC SEPT BANK BOARD ATTENDANCE	SEPTEMBER 28, 2011	ACH - 1458	$5,000.00
09/28/2011	Kasten (1099)	Michael	9.15.11 CBC EXEC COMM MTG	SEPTEMBER 28, 2011	ACH - 1457	$1,000.00
09/28/2011	Kasten (1099)	Michael	CBC SEPT TRAVEL ALLOWANCE	SEPTEMBER 28, 2011	ACH - 1456	$1,000.00
08/29/2011	Kasten (1099)	Michael	CBC AUG BANK BOARD ATTENDANCE	AUGUST 29, 2011	ACH - 1438	$5,000.00
08/29/2011	Kasten (1099)	Michael	8.24.11 CBC SPECIAL BOARD MTG/	AUGUST 29, 2011	ACH - 1437	$1,500.00
08/29/2011	Kasten (1099)	Michael	CBC AUG TRAVEL ALLOW TO BANK B	AUGUST 29, 2011	ACH - 1436	$1,000.00
12/28/2011	Nofziger (1099)	Myrl D.	12.8.11 CBC BOARD MTG/TRAVEL	DECEMBER 28, 2011	ACH - 1530	$2,500.00
12/28/2011	Nofziger (1099)	Myrl D.	12.8.11 CBC NOMINATION/GOV MTG	DECEMBER 28, 2011	ACH - 1529	$1,000.00
11/30/2011	Nofziger (1099)	Myrl D.	11.15.11 CBC SPEC BOARD MTG PH	NOVEMBER 30, 2011	ACH - 1501	$ 500.00
11/30/2011	Nofziger (1099)	Myrl D.	11.14.11 CBC NOM/GOV COMM MTG	NOVEMBER 30, 2011	ACH - 1500	$ 500.00
10/31/2011	Nofziger (1099)	Myrl D.	10.13.11 CBC BOARD MTG/TRAVEL	OCTOBER 31, 2011	ACH - 1476	$2,500.00
08/29/2011	Nofziger (1099)	Myrl D.	8.24.11 CBC SPECIAL BOARD MTG/	AUGUST 29, 2011	ACH - 1440	$2,500.00
08/29/2011	Nofziger (1099)	Myrl D.	8.18.11 CBC BOARD MTG/TRAVEL	AUGUST 29, 2011	ACH - 1439	$2,500.00
06/20/2012	Nofziger	Myrl D.	REIMB'T FOR CBC BD MTG 6.14.12	JUNE 15, 2012	38697	$ 325.24
05/09/2012	Nofziger	Myrl D.	REIMB'T FOR CBC BD MTG 4.26.12	APRIL 26, 2012	38375	$ 847.05
05/03/2012	Nofziger	Myrl D.	REIMB'T FOR CBC FEB BD MTG	MAY 2, 2012	38346	$ 607.03
01/30/2012	Genova(1099)	Nicholas	1.11.12 CBC ETHICS COMM MTG PH	JANUARY 30, 2012	ACH - 1549	$ 500.00
01/30/2012	Genova(1099)	Nicholas	1.6.11 CBC ETHICS COMM MTG PHO	JANUARY 30, 2012	ACH - 1548	$ 500.00
11/30/2011	Genova (1099)	Nicholas	11.15.11 CBC SPEC BOARD MTG PH	NOVEMBER 30, 2011	ACH - 1502	$ 500.00
10/31/2011	Genova (1099)	Nicholas	10.13.11 CBC BOARD MTG/TRAVEL	OCTOBER 31, 2011	ACH - 1477	$1,500.00
08/29/2011	Genova (1099)	Nicholas	8.24.11 CBC SPECIAL BOARD MTG/	AUGUST 29, 2011	ACH - 1442	$1,500.00
08/29/2011	Genova (1099)	Nicholas	8.18.11 CBC BOARD MTG/TRAVEL	AUGUST 29, 2011	ACH - 1441	$1,500.00
12/28/2011	Ballard (1099)	Paul	12.8.11 CBC NOMINATION/GOV MTG	DECEMBER 28, 2011	ACH - 1532	$2,000.00
12/28/2011	Ballard (1099)	Paul	12.8.11 CBC BOARD MTG/TRAVEL	DECEMBER 28, 2011	ACH - 1531	$1,500.00
11/30/2011	Ballard (1099)	Paul	11.14.11 CBC NOM/GOV COMM MTG	NOVEMBER 30, 2011	ACH - 1505	$1,000.00
11/30/2011	Ballard (1099)	Paul	11.15.11 CBC SPEC BOARD MTG PH	NOVEMBER 30, 2011	ACH - 1504	$ 500.00
11/30/2011	Ballard (1099)	Paul	10.6.11 CBC TECH COMM MTG PHON	NOVEMBER 30, 2011	ACH - 1503	$ 500.00
10/31/2011	Ballard (1099)	Paul	10.13.11 CBC BOARD MTG/TRAVEL	OCTOBER 31, 2011	ACH - 1478	$1,500.00
08/29/2011	Ballard (1099)	Paul	8.24.11 CBC SPECIAL BOARD MTG/	AUGUST 29, 2011	ACH - 1445	$1,500.00
08/29/2011	Ballard (1099)	Paul	8.18.11 CBC BOARD MTG/TRAVEL	AUGUST 29, 2011	ACH - 1444	$1,500.00
08/29/2011	Ballard (1099)	Paul	7.6.11 CBC TECH COMM MTG (PHON	AUGUST 29, 2011	ACH - 1443	$ 500.00
12/28/2011	Sable (1099)	Ronald	12.8.11 CBC BOARD MTG/TRAVEL	DECEMBER 28, 2011	ACH - 1533	$2,500.00
11/30/2011	Sable (1099)	Ronald	11.15.11 CBC SPEC BOARD MTG PH	NOVEMBER 30, 2011	ACH - 1507	$ 500.00
11/30/2011	Sable (1099)	Ronald	10.6.11 CBC TECH COMM MTG PHON	NOVEMBER 30, 2011	ACH - 1506	$ 500.00
10/31/2011	Sable (1099)	Ronald	10.13.11 CBC BOARD MTG/TRAVEL	OCTOBER 31, 2011	ACH - 1479	$2,500.00
08/29/2011	Sable (1099)	Ronald	8.24.11 CBC SPECIAL BOARD MTG/	AUGUST 29, 2011	ACH - 1448	$2,500.00
08/29/2011	Sable (1099)	Ronald	8.18.11 CBC BOARD MTG/TRAVEL	AUGUST 29, 2011	ACH - 1447	$2,500.00
08/29/2011	Sable (1099)	Ronald	7.6.11 CBC TECH COMM MTG (PHON	AUGUST 29, 2011	ACH - 1446	$ 500.00
12/28/2011	Maas (1099)	Steven	12.8.11 CBC BOARD MTG/TRAVEL	DECEMBER 28, 2011	ACH - 1534	$1,500.00
11/30/2011	Maas (1099)	Steven	11.9.11 CBC AUDIT COMM MTG	NOVEMBER 30, 2011	ACH - 1509	$2,000.00
11/30/2011	Maas (1099)	Steven	11.15.11 CBC SPEC BOARD MTG PH	NOVEMBER 30, 2011	ACH - 1508	$ 500.00
10/31/2011	Maas (1099)	Steven	10.13.11 CBC BOARD MTG/TRAVEL	OCTOBER 31, 2011	ACH - 1480	$1,500.00
08/29/2011	Maas (1099)	Steven	8.9.11 CBC AUDIT COMM MTG	AUGUST 29, 2011	ACH - 1451	$2,000.00
08/29/2011	Maas (1099)	Steven	8.24.11 CBC SPECIAL BOARD MTG/	AUGUST 29, 2011	ACH - 1450	$1,500.00
08/29/2011	Maas (1099)	Steven	8.18.11 CBC BOARD MTG/TRAVEL	AUGUST 29, 2011	ACH - 1449	$1,500.00
08/07/2012	Reid (Chairman)	Joseph D.	EXPENSE VOUCHER	EXP VCHR 8/7/12	38905	$2,264.22
08/07/2012	Reid (Chairman)	Joseph D.	EXPENSE VOUCHER	EXP VCHR 8/7/12	38904	$ 770.00
07/19/2012	Reid (Chairman)	Joseph D.	EXPENSE VOUCHER	EXP VCHR 7/16/12	38865	$ 712.96
07/11/2012	Reid (Chairman)	Joseph D.	EXPENSE VOUCHER	EXP VCHR 7/10/12	38832	$2,989.93
06/14/2012	Reid (Chairman)	Joseph D.	EXPENSE VOUCHER	EXP VCHR 6/6/12	38672	$ 570.00
06/14/2012	Reid (Chairman)	Joseph D.	EXPENSE VOUCHER	EXP VCHR 6/6/12	38672	$1,924.39
05/09/2012	Reid (Chairman)	Joseph D.	EXPENSE VOUCHER	EXP VCHR 5/8/12	38370	$1,568.00
05/09/2012	Reid (Chairman)	Joseph D.	EXPENSE VOUCHER	5/3/12	38370	$ 696.31
04/11/2012	Reid (Chairman)	Joseph D.	EXPENSE VOUCHER	EXP VCHR 4/10/12	38262	$ 607.02
04/11/2012	Reid (Chairman)	Joseph D.	EXPENSE VOUCHER	EXP VCHR 4/9/12	38262	$2,487.01
04/06/2012	Reid (Chairman)	Joseph D.	EXPENSE VOUCHER	EXP VCHR 4/3/12	38253	$2,537.84
03/07/2012	Reid (Chairman)	Joseph D.	EXPENSE VOUCHER	EXP VCHR 03/06/12	38053	$ 550.00
03/02/2012	Reid (Chairman)	Joseph D.	EXPENSE VOUCHER	EXP VCH 03/01/12	38028	$ 175.60
02/24/2012	Reid (Chairman)	Joseph D.	EXPENSE VOUCHER	EXP VCHR 2/24/12	38008	$1,370.78
02/08/2012	Reid (Chairman)	Joseph D.	EXPENSE VOUCHER	EXP VCHR 2/8/12	37914	$ 550.00
01/31/2012	Reid (Chairman)	Joseph D.	EXPENSE VOUCHER	EXP VCHR 01/31/12	37872	$ 174.76
01/20/2012	Reid (Chairman)	Joseph D.	EXPENSE VOUCHER	JANUARY 18,2012	37830	$1,499.41
01/18/2012	Reid (Chairman)	Joseph D.	EXPENSE VOUCHER	JANUARY 18,2012	37812	$ 174.76
12/14/2011	Reid (Chairman)	Joseph D.	EXPENSE VOUCHER	EXP VCHR 12/14/11	37451	$ 932.06
12/09/2011	Reid (Chairman)	Joseph D.	EXPENSE VOUCHER	EXP VCHR 12/8/11	37440	$ 560.00
11/09/2011	Reid (Chairman)	Joseph D.	EXPENSE VOUCHER	EXP VCHR 11/7/11	37301	$ 550.00
11/04/2011	Reid (Chairman)	Joseph D.	EXPENSE VOUCHER	EXP VCHR 11/2/11	37283	$ 305.88
10/05/2011	Reid (Chairman)	Joseph D.	EXPENSE VOUCHER	EXP VCHR 10/4/11	36969	$ 867.07
10/05/2011	Reid (Chairman)	Joseph D.	EXPENSE VOUCHER	EXP VCHR 10/4/11	36969	$ 589.03
09/20/2011	Reid (Chairman)	Joseph D.	EXPENSE VOUCHER	EXP VCHR 9/15/11	36847	$ 678.06
08/31/2011	Reid (Chairman)	Joseph D.	EXPENSE VOUCHER	EXP VCHR 8/30/11	36761	$ 110.45
08/12/2011	Reid (Chairman)	Joseph D.	EXPENSE VOUCHER	EXP VCHR 8/10/11	36677	$ 560.00
08/06/2012	Moran	Mike	EXPENSE VOUCHER	EXP VCHR 5/25 - 7/11/12	Cashier Ck	$ 217.76
05/23/2012	Moran	Mike	EXPENSE VOUCHER	EXP VCHR 3/26 - 4/25/12	38421	$ 193.68
04/04/2012	Moran	Mike	EXPENSE VOUCHER	EXP VCHR 2/24 - 3/8/12	38238	$ 181.79
03/07/2012	Moran	Mike	EXPENSE VOUCHER	EXP VCHR 1/25 - 2/10/12	38068	$ 169.50
02/02/2012	Moran	Mike	EXPENSE VOUCHER	EXP VCHR 12/27-1/20	37887	$ 687.17
12/28/2011	Moran	Mike	EXPENSE VOUCHER	EXP VCHR 11/25 - 12/20/11	37511	$ 101.99
12/08/2011	Moran	Mike	EXPENSE VOUCHER	EXP VCHR 8/25 - 12/1/11	37423	$ 497.94
09/20/2011	Moran	Mike	EXPENSE VOUCHER	EXP VCHR 6/27 - 8/15/11	36851	$ 607.00
07/13/2012	Hahn	Nick	EXPENSE REPORT	EXP VCHR 6/15 - 7/15/12	38848	$ 154.07
07/13/2012	Hahn	Nick	EXPENSE REPORT	EXP VCHR 7/12 - 7/15/12	38848	$ 464.00
07/05/2012	Hahn	Nick	EXPENSE REPORT	EXP VCHR 5/16 - 6/15/12	38816	$ 307.13
06/01/2012	Hahn	Nick	EXPENSE REPORT	EXP VCHR 5/16 - 6/15/12	38619	$ 550.30
05/23/2012	Hahn	Nick	EXPENSE REPORT	EXP VCHR 4/16 - 5/15/12	38422	$ 41.96
04/30/2012	Hahn	Nick	EXPENSE REPORT	EXP VCHR 3/16 - 4/16/12	38329	$ 50.70
03/21/2012	Hahn	Nick	EXPENSE REPORT	EXP VCHR 2/16 - 3/16/12	38129	$ 299.34
02/22/2012	Hahn	Nick	EXPENSE REPORT	EXP VCHR 1/16 - 2/16/12	37991	$ 113.93
02/02/2012	Hahn	Nick	EXPENSE REPORT	EXP VCHR 12/16-1/16	37888	$ 49.93
12/28/2011	Hahn	Nick	EXPENSE REPORT	EXP VCHR 11/16 - 12/16/11	37512	$ 49.93
11/23/2011	Hahn	Nick	EXPENSE REPORT	EXP VCHR 10/7 - 11/15/11	37359	$ 254.93
10/12/2011	Hahn	Nick	EXPENSE REPORT	EXP VCHR 9/15 - 10/7/11	37005	$ 144.87
09/28/2011	Hahn	Nick	EXPENSE REPORT	EXP VCHR 9/12 - 9/15/11	36888	$ 315.00
09/28/2011	Hahn	Nick	EXPENSE REPORT	EXP VCHR 9/12 - 9/14/11	36888	$ 662.89
09/28/2011	Hahn	Nick	EXPENSE REPORT	EXP VCHR 8/15 - 9/15/11	36888	$ 284.93
08/24/2011	Hahn	Nick	EXPENSE REPORT	EXP VCHR 7/15 - 8/15/11	36729	$ 562.36
05/30/2012	English	Brian	EXPENSE REPORT	EXP VCHR 5/1 - 5/30/12	38598	$ 215.65
04/30/2012	English	Brian	EXPENSE REPORT	EXP VCHR 4/1 - 4/23/12	38322	$ 159.34
04/25/2012	English	Brian	EXPENSE REPORT	EXP VCHR 2/1 - 2/29/12	38306	$ 58.28
03/14/2012	English	Brian	EXPENSE REPORT	EXP VCHR 1/1 - 3/7/12	38080	$ 326.62
01/04/2012	English	Brian	EXPENSE REPORT	EXP VCHR 12/1 - 12/31/11	37583	$ 57.83
11/17/2011	English	Brian	EXPENSE REPORT	EXP VCHR 8/1 - 11/4/11	37323	$ 553.66

14144752.5

EXHIBIT B-2
To
EXHIBIT B
 PRESERVED CAUSES OF ACTION

B6G (Official Form 6G) (12/07)
In re:	Capitol Bancorp Ltd.	, Case No.

Debtor                                                                                                              (If known)
SCHEDULE G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES
 Check this box if debtor has no executory contracts or unexpired leases.
NAME AND MAILING ADDRESS, INCLUDING ZIP CODE, OF OTHER PARTIES TO LEASE OR CONTRACT.	DESCRIPTION OF CONTRACT OR LEASE AND NATURE OF DEBTOR'S INTEREST, STATE WHETHER LEASE IS FOR NONRESIDENTIAL REAL PROPERTY. STATE CONTRACT NUMBER OF ANY GOVERNMENT CONTRACT.
107 North Washington Avenue, LLC Attn: Kathryn Meninga 222 N. Washington Square, Suite 250 Lansing, MI 48933	Lease Agreement dated 5/31/2006 for 107 N. Washington Square, Lansing, MI
1st Commerce Bank 5135 Camino Al Norte, Suite 100 North Las Vegas, NV 89031	Management Services Agreement
1st National Cash Refund 1620 E. Broad St, Apt 1708 Columbus, OH 43203	Asset Recovery
2777 Camelback, Inc. Peter F. Imse, Esq. Sulloway & Hollis 9 Capitol Street Concord, NH 03301	Lease Agreement dated 3/30/1998 for 277 E. Camelback Road, Phoenix, AZ
Access BIDCO, L.L.C. 200 N. Washington Square, Suite 440 Lansing, MI 48933	Sublease Agreement, Sublessor is Debtor
Aguirre, Art 7923 Ashbrook Drive Haslett, MI 48840	Option Agreement
Alliance Payment Solutions PO Box 21036 Lansing, MI 48909	Lockbox Processor
Allison Payments 2200 Production Drive Indianapolis, IN 46241	Installment Loan Coupon Books Order Contract
American Red Cross 1800 E. Grand River Avenue Lansing, MI 48909	Provider Agreement
AML, LLC 2970 W. Sahara Blvd. Las Vegas, NV 89102	Lease Guaranty for Bank of Las Vegas, 3740 S. Pecos-McLeod, Las Vegas, NV
Anchor Real Estate Holdings, LLC 7355 Old Lantern Drive, SE Caledonia, MI 49316	Agreement for Sale of Real Estate
Anthem Life PO Box 182361 Columbus, OH 43218	Service Agreement relating to Employee Benefits
Ascensus 200 Dryden Road Dresher, PA 19025	Non-Disclosure Agreement
ATT Complete Link One AT&T Way Bedminster, NJ 07921	Telecom
Axway 1600 Seaport Blvd, Suite 400 Redwood City, CA 94063	Order for Computer Software
Ballard, Paul 316 Fineview Kalamazoo, MI 49004	Option Agreements
Bank of Belleville 720 W. Main Street, Suite 100 Belleville, IL 62220	Service Level Agreement
Bank of Feather River 855 Harter Parkway, Suite 100 Yuba City, CA 95993-9454	Service Level Agreement
Bank of Las Vegas 1700 W. Horizon Ridge Pkwy, Suite 101 Henderson, NV 89012	Management Services Agreement
Bank of Maumee 3425 Briarfield Blvd, Suite 100 Maumee, OH 43537	Management Services Agreement
Bank of Michigan 30095 Northwestern Highway Farmington Hills, MI 48334	Transition Services Agreement, Service Level Agreements
Bank of San Francisco 575 Market Street, Suite 2400 San Francisco, CA 94105	Service Level Agreement
Bank of Tucson 4400 E. Broadway Blvd, Suite 112 Tucson, AZ 85711	Service Level Agreement
BankTel Systems, LLC 319 Park Creek Drive Columbus, MS 39705	Accounts Payable Maintenance
BDO Seidman, LLP 131 E. Randolph St, Suite 2800 Chicago, IL 60601	401(k) Plan, Audit and Tax Return
Blue Cross Blue Shield of Michigan 600 E. Lafayette Blvd. Detroit, MI 48226-2998	Service Agreement relating to Employee Benefits
Broadridge Investor 51 Mercedes Way Edgewood, NY 11717	ShareLink, Notice & Access Service Agreement
Business & Trade Center, LLC 316 E. Michigan Avenue Lansing, MI 48933	Lease Agreement dated 11/28/2005 for Capitol Bancorp Center, 200 N. Washington Square, Lansing, MI
Call Copy Inc. 530 W. Spring Street Columbus, OH 43215	Sublease Agreement, Sublessor is Debtor
Capitol National Bank 200 N. Washington Square Lansing, MI 48933	Sublease Agreement, Sublessor is Debtor Management Services Agreement
Cathey, Richard 160 Lakeshore Drive Jefferson, GA 30549	Employment Agreement
CB Richard Ellis 2415 E. Camelback Road, Ste 200 Phoenix, AZ 85016	Leaseholder at 2777 E. Camelback
Central Arizona Bank 7001 N. Scottsdale Rd, Suite 1000 Scottsdale, AZ 85253	Management Services Agreement
Centurion Recovery 663 W. Highway 60 PO Box 807 Monett, MO 65708	Jack Henry - BCP Cold site Addendum to Disaster Recovery Agreement
CenturyLink 100 Century Link Drive Monroe, LA 71203	Local Phone Service
Ceridian Corporation 3311 East Old Shakopee Rd. Minneapolis, MN 55425	Service Agreement relating to Employee Benefits
Ceto and Associates 1800 Century Blvd, Suite 1120 Atlanta, GA 30345	Consulting
Chex System 8500 N. Scottsdale Road Scottsdale, AZ 85253	Financial Services Agreement
Cincinnati Insurance Co. PO Box 145496 Cincinnati, OH 45250	Evidence of Property Insurance
Cintas Corporation 1606 E. University Dr, Suite 105 Phoenix, AZ 85034	Controlled Destruction for 2777 E. Camelback
Cisco 1575 Arboretum, Suite 402 Grand Rapids, MI 49546	Router Service Contract; Lansing Telephone System
CMD Forum, Inc. Attn: General Counsel Property Mgr 277 W. Monroe Street, Suite 1090 Chicago, IL 60606	Lease Guaranty for Sunrise Bank of Arizona, 6263 N. Scottsdale Road, Suite 100, Scottsdale, AZ
CMD Forum, Inc. Attn: Regional Manager 1700 W. Loop South, Suite 155 Houston, TX 77027	Lease Guaranty for Sunrise Bank of Arizona, 6263 N. Scottsdale Road, Suite 100, Scottsdale, AZ
Cobb, Chris 9778 Riverside Drive Grand Ledge, MI 48837	Option Agreement Restricted Stock Agreement
Community Bank of Rowan 322 E. Innes Street Salisbury, NC 28144	Service Level Agreement
Concord Telephone PO Box 227 Concord, NC 28026	Sales and Security Agreement
Corporate Transit 415 N. McKinley, Suite 850 Little Rock, AR 72205	Courier Agreement
Corre Casa, LLC 5950 W. Quail Avenue Las Vegas, NV 89118	Lease Guaranty for Bank of Las Vegas, 6001 S. Decatur Blvd, Suite P, Las Vegas, NV
Countrywide 400 Countrywide Way Simi Valley, CA 93065	Guarantee
CrossFirst Bank 4707 W. 135th Street Leawood, KS 66224	Service Level Agreement
Crowe Chizek & Co, LLC One Mid America Plaza PO Box 36957 Oak Brook, IL 60522	Technology Risk Management
Crowe Horwath, LLP 55 Campau Avenue NW, Suite 300 Grand Rapids, MI 49508	Tax Services
Cunningham, Paula 1625 Sagebrush Lansing, MI 48917	Employment Agreement
Delta Dental PO Box 30416 Lansing, MI 48909	Service Agreement relating to Employee Benefits
Delta Dental 4100 Okemos Road Okemos, MI 48864	Delta Dental PPO
Deluxe Financial Services 3661 Victoria St. North Shoreview, MN 55126	Agreement for Purchase of Checks
Devine, Michael 4782 Overton Cove Bloomfield Hills, MI 48302	Option Agreement
Digital University, Inc. 5739 Caminito Empresa La Jolla, CA 92037	Service Agreement relating to Employee Education Development; Subscription Agreement
Diversified Solutions 18025 Monterey Road Morgan Hill, CA 95037	Letter of Agreement and Addendum
Dziuba, Ann 3400 4 Mile Ct. NE Ada, MI 49301	Option Agreement
Earll Central, LLC c/o The Krausz Companies, Inc. Attn: President 44 Montgomery Street, Suite 3300 San Francisco, CA 94104	Lease Guaranty for Sunrise Bank of Arizona, Phoenix Professional Tower, 3033 N. Central Avenue, Suite 125, Phoenix, AZ
Electronic Payment Network 450 W. 33rd Street New York, NY 10001	ACH Payment Processor; The Clearing House
Encompass 648 Monroe NW Ste. B4 Grand Rapids, MI 49503	Service Agreement relating to Employee Benefits
English, Brian 6287 Mereford Court East Lansing, MI 48823	Employment Agreement Option Agreement
Epolito, James C. 6220 Heathfield East Lansing, MI 48823	Option Agreement
Equipment Leasing Services 9975 N. 75th Street, Suite 110 Scottsdale, AZ 85258	Outsourcing Leasing Service Agreement
Esquivel, David 1692 W. Camino Acierto Sahuarita, AZ 85629	Restricted Stock Agreement
Evansville Commerce Bank 20 NW 4th Street Evansville, IN 47708	Service Level Agreements
Experian PO Box 9530 Allen, TX 75013	Pricing Addendum
Express Messenger 3401 E. Harbor Drive Phoenix, AZ 85304	Courier Service Agreement
Falkenberg, Gary 365 Winterberry Okemos,MI 48864	Option Agreement
Farquhar, John 6514 Willowbend Lansing, MI 48917	Option Agreement
Feldpausch, David 6576 W. Stoll Road Lansing, MI 48906	Restricted Stock Agreement
Fenwick Research and Consulting, LLC 820 S. Forest Drive Barrington, IL 60010	Mutual Non-Disclosure Agreement
Ferguson, Joel 1341 Cambridge Lansing, Mi 48911	Option Agreement
Fidelity Information Systems (FIS) 15301 Dallas Parkway, Suite 500 Addison, TX 75001	AFS Image Capture Software and Statements; Metavante Bill Pay
First Carolina State Bank 137 N. Winstead Avenue Rocky Mount, NC 27804	Transition Services Agreement, Service Level Agreements
First Data STAR 5565 Glenridge Connector NE Suite 2000 Atlanta, GA 30342	ATM Terminal Driving, Transaction Authorization, Card Management
Fortune, David 6302 E Montreal Pl. Scottsdale, AZ 85254	Employment Agreement Option Agreements
Fraud Net 507 S. Granve Avenue Lansing, MI 48933	License Agreement
Frontline Executive Search 1394 W. State Street Pleasant Grove, UT 84062	Agreement for Recruitment Services
Fuller, Paul 2475 Renfrew Lansing, MI 48911	Option Agreement
Garcia, Lori 1057 Weston Street Lansing, MI 48917	Restricted Stock Agreement
Garlen Jamory 5 Magote PO Box 316 Arroyo, NM 87513	Consulting Service
Gaskin, Kathleen 1606 Highland Drive Concordia, KS 66901	Option Agreement
Genova, H. Nicholas 1922 Oakleigh Place Ann Arbor, MI 48013	Option Agreement
Ghei, Vikaran 201 E. 87th St New York, NY 10128	Employment Agreement
Government Properties Income Trust Two Newton Place 255 Washington Street Newton, MA 02458	Lease Guaranty for Sunrise Bank, 600 W. Peachtree St NW, Suite 300, Atlanta, GA
Hahn, Nicholas 7590 Trails End Chagrin Falls, OH 44023	Option Agreement
Harland Financial Solutions 605 Crescent Executive Court, Suite 600 Lake Mary, FL 32746	Master Agreement
HCA AZ, LLC; MPI AZ, LLC; SPI AZ, LLC KB LMS, LLC; KB LMS II, LLC 7001 N. Scottsdale, Suite 1055 Scottsdale, AZ 85253	Lease Guaranty for Central Arizona Bank, 7001 N. Scottsdale, Suite 1000, Scottsdale, AZ
Hendrickson, Lee 9672 Sunny Pointe Dr. Laingsburg, MI 48848	Settlement Agreement
High Desert Bank 1000 Southwest Disk Drive Bend, OR 97702	Management Services Agreement, Stock Purchase Agreement
Hills, Rebecca 777 Wolverine Rd Mason, MI 48854	Option Agreement
Houseworth, Richard 7501 E. Thompson Peak Parkway Unit 232 Scottsdale, AZ 85255	Option Agreement
Hude, Dan 566 Riley St, Lansing, MI 48910	Option Agreement
Humana 550 W. Main Street Louisville, KY 40202	Plan Management Agreement
iCIMS 90 Matawan Road Parkway 120, Fifth Floor Matawan, NJ 07747	Services Agreement relating to Employee Recruitment and Onboarding
IKON 6701 Sugarloaf Parkway, 4th Floor Duluth, GA 30097	Master Maintenance/ Sales Agreement; Sales Order/ Service Order
IKON 6702 Sugarloaf Parkway Duluth, GA 30097	Master Maintenance Agreement
iMPact Business Group 4150 East Beltline NE, Suite 1 Grand Rapids, MI 49526	Services Agreement relating to Employee Recruitment
Inco-Check 26741 Portola Parkway, Suite 1E-250 Foothills Ranch, CA 92610	Service Agreement
Indiana Community Bank fka Goshen Community Bank 511 W. Lincoln Avenue Goshen, IN 46526	Management Services Agreement
Instant Cash/ First Data 5565 Glenridge Connector NE, Suite 2000 Atlanta, GA 30342	Wells Fargo Processing and Service Support Agreement
Intrasweep, LLC 1250 Broadway New York, NY 10001	Cash Sweep Agreement
IO Phoenix One, LLC 615 N. 48th Street Phoenix, AZ 85008	License and Master Service
IPS Sendero 7272 E. Indian School Rd, Suite 300 Scottsdale, AZ 85251	Amendment
Iron Mountain PO Box 27129 New York, NY 10087	Phoenix Electronic Media Vault; Phoenix Secure Off-Premise Storage; Service rotates backup tapes to secure facility daily; Shredding Agreement
Jack Henry & Associates 663 W. Highway 60 PO Box 807 Monet, MO 65708	Partial Account Conversion; BETA Test Site Agreement; Agreement for Purchase of Machines; Deconversion Services for Bank of Feather River
Jack Henry & Associates 663 W. Highway 60 PO Box 807 Monet, MO 65708	Netteller Software Agreement; Service Agreement-SBA Merger, BLV-BNW Merger, MCB Merger, Deconversion Services for Yuma and Evansville; Netteller Demo Agreement; jConnect Services Agreement
Jack Henry & Associates 663 W. Highway 60 PO Box 807 Monet, MO 65708	Confidentiality Agreement; Software License Agreement; Intuit Connectivity Agreement; Electronic Statement-Interactive Service;Netteller Service Agreement; JHA goDough Mobile Banking Service Agreement
James, Rick 5812 Westminster Way East Lansing, MI 48823	Option Agreement
Johns, Lewis D. 316 E. Michigan Avenue Lansing, MI 48933	Option Agreement
Kasten, Michael 503 Rustic Lane Vicksburg, MI 49097	Option Agreement
Kimber, Angela 3007 Moraine Drive Brighton, MI 48114	Option Agreement
Klott, Jack 453 Coventry Lane Mason, MI 48854	Option Agreement
Koskela, Sondra 4222 E. Calle Redonda Phoenix, AZ 85018	Option Agreement
Labor Management Fund 5455 Corporate Drive, Suite 204 Troy, MI 48909	Confidentiality Agreement
Landolt, George 1264 Berkshire Dr. Williamston, MI 48895	Restricted Stock Agreement
LDJ Leasing, L.L.C. 316 E. Michigan Avenue Lansing, MI 48933	Lease Agreement for storage facility
Legal Files 801 S. Durkin Drive Springfield, IL 62704	Software / Master Services & License Agreements
LexisNexis 9443 Springboro Pike Miamisburg, OH 45342	Agreement
Luha, Tina 3216 Alden Drive Lansing, MI 48910	Option Agreement
Maas, Steve 3510 Apache Court, SW Grandville, MI 49418	Option Agreement
Magic-Wrighter 890 3 Mile Road NW Grand Rapids, MI 49504	Software License Agreement
Marcum, Steven 1512 Camino Ecuestre NW Albuquerque, NM 87107	Employment Agreement
Marketwire 25 York Street, Suite 900 PO Box 403 Toronto, ON M5J 2V5 Canada	Service Agreement for Distribution of Press Releases
MBBWare, Inc. 700 Caldwell Terrace Birmingham, AL 35242	Sales Contract / Software License
Mellon Investor Services Computershare Inc. 201 W. Monroe Street, Suite 1590 Chicago, IL 60606	Service Agreement Consent to Assignment - Direct Stock
Mellon Investor Services 199 W. Monroe Street, Suite 1590 Chicago, IL 60606	Service Agreement -Transfer Agent
Mellon Investor Services 200 W. Monroe Street, Suite 1590 Chicago, IL 60606	Service Agreement - Direct Stock
MEL-TAN 328 Cassia Court Canton, MI 48187	Courier Service Agreement
Meninga, David 1180 W. Dansville Road Mason, MI 48854	Option Agreement
Mesa Unified School District No. 4 63 E. Main Street, Suite 101 Mesa, AZ 85201	Lease Guaranty for Sunrise Bank of Arizona, 63 E. Main Street, Suite 100, Mesa, AZ
Metavante 15301 Dallas Parkway, Suite 500 Addison, TX 75001	AFS Service Agreement/Schedules
Michigan Commerce Bank 2950 State Street South Ann Arbor, MI 48104	Management Services Agreement
Michigan Commerce Bank 2777 E. Camelback Road Phoenix, AZ 85016	Sublease Agreement, Sublessor is Debtor
Michigan Commerce Bank 200 N. Washington Square Lansing, MI 48933	Sublease Agreement, Sublessor is Debtor, Federal Income and State Tax Agreement
Michigan Commerce Bank 222 N. Washington Square Lansing, MI 48933	Sublease Agreement, Sublessor is Debtor
Microsoft 1000 Town Center, Suite 2000 Southfield, MI 48075	Volume Licensing; Volume Licensing - Enterprise; Volume Licensing - Select Signature; Volume Licensing - Perpetual License
Miller, Lyle 2566 Timber Meadow Court East Lansing, MI 48823	Option Agreement
MJCM, LLC 1235 N. Loop West Street, Suite 800 Houston, TX 77008	Master Services / License Agreement
Money Access 1100 Carr Road Wilmington, DE 19809	Participation Agreements; Processing Agreements
Monster Worldwide, Inc. 5 Clock Tower Place, 5th Floor Maynard, MA 01754	Service Agreement relating to Employee Recruitment
Moody's 405 Howard Street, Suite 300 San Francisco, CA 94105	Software License Agreement
Moran, Michael 32815 Robinhood Dr. Beverly Hills, MI 48025	Employment Agreement Option Agreement Executive Supplemental Income Agreement
Mountain View Bank of Commerce 12365 Huron Street, Suite 1600 Westminster, CO 80234	Service Level Agreement
Multi-Bank Securities 28411 Northwestern Highway, Suite 1350 Southfield, MI 48034	Brokerage Agreement
Myers, John 929 Par 4 Road Kalamazoo, MI 49008	Option Agreement
Naff, Clay 402 Curry Street Rio Rico, AZ 85648	Restricted Stock Agreement
Nebraska Bank of Commerce 6000 Village Drive, Suite 100 Lincoln, NE 68516	Service Level Agreement
Netarx 3101 Technology Blvd, Suite A Lansing, MI 48910	Client Service Agreement
NetIQ 1233 W. Loop South, Suite 1800 Houston, TX 77027	Security Software Provider
Network Dynamics, Inc. 333 E. Maple Drive, Suite 247 Birmingham, MI 48009	Pricing Addendum
Nofziger, Myrl 1738 W. Lincoln Avenue Goshen, IN 46526	Option Agreement
Northwest Property Group Biltmore #1, LLC PO Box 537 Skyland, NC 28776	Lease Guaranty for Pisgah Community Bank, 652 Hendersonville Road, Asheville, NC
NP Note 5, L.L.C. Daniel D. Diethelm 6109 N. Palo Cristi Drive Paradise Valley, AZ 85253	Lease Guaranty for Sunrise Bank of Arizona, 17235 N 75th, Suite B100, Glendale, AZ
NTT America fka NTT / Verio 1950 N. Stemmons Fwy, Suite 2001 Dallas, TX 75207	Web Hosting service for Bank informational websites
Oesterle, Kyle 2457 Rowley Road Williamston, MI 48895	Option Agreement
O'Leary, David 1925 Moores River Drive Lansing, MI 48910	Option Agreement
Outsolve 3116 5th Street Metairie, LA 70002	Service Agreement relating to tracking and reporting EEO activity.
Outsource Leasing 15905 N. 81st Street Scottsdale, AZ 85260	Leasing Services Agreement
Pacifica Palm Valley Center, L.P. 222 E. Carrillo Street, Suite 101 Santa Barbara, CA 93101	Lease Guaranty for Sunrise Bank of Arizona, 1626 N. Litchfield Road, Goodyear, AZ
Pavona, Linda 5120 Hawk Hollow Drive East Bath, MI 48808	Option Agreement Executive Supplemental Income Agreement
PBDM, LLC c/o Farbman Group 645 Griswold Street, Suite 130 Detroit, MI 48226	Lease Guaranty for Michigan Commerce Bank, Penobscot Building, 645 Griswold Street, Detroit, MI
PCFS 2000 259 S. Randoph Avenue, Suite 240 Brea, CA 92821	Software License Agreement
Peterson, Sarah 1376 Ashton Woods Court Portage, MI 49024	Option Agreement
Pinnacle Financial Strategies 1235 N. Loop West, Suite 800 Houston, TX 77008	Software / Master Services & License Overdraft Program
Pisgah Community Bank 890 Hendersonville Road, Suite 100 Asheville, NC 28803	Management Services Agreement
Pitney Bowes PO Box 856460 Louisville, KY 40285	Lease Agreement - Mailroom Equipment
Presort Services, Inc. 3594 Roger B. Chaffee Dr. SE Grand Rapids, MI 49548	Daily Mail Contract
Pricco, Steven 2675 Tapestry Drive Okemos, MI 48864	Option Agreement
Principal Financial Group PO Box 9394 Des Moines, IA 50306	Compensation; Confirmation of Investments; Directed Trust Agreement; Rollover IRA Agreement; Service and Expense Agreement
Principal Financial Group 711 High Street Des Moines, IA 50392	Service Agreement relating to Employee Benefits
Profitstar, Inc. Jack Henry & Associates 663 Highway 60 PO Box 807 Monet, MO 65708	Software Agreement / Misc Schedules
R & A Development, LLC 200 N. Washington Square Lansing, MI 48933	Lease Agreement dated 8/25/2006 for The Phoenix Building, 222 N. Washington Square, Lansing, MI
Reid, Cristin 6287 Mereford Court East Lansing, MI 48823	Employment Agreement Option Agreement
Reid, Joseph 6223 W. Golfridge East Lansing, MI 48823	Employment Agreement Option Agreements
RSA 174 Middlesex Turnpike Bedford, MA 01790	Secured Access
S1, Inc. Postilion, Inc. 705 Westech Drive Norcross, GA 30092	Work Order - Telephone Banking
Sable, Ron 6561 N. Mesa View Drive Tucson, AZ 85718	Option Agreements
Safe Records Center 4940 Contec Drive Lansing, MI 48910	Storage and Service Agreement; Access Form
SBC Global Services, Inc. 45 Erieview Plaza, Room 860 Cleveland, OH 44114	Master Agreement
Schafer, Kenneth 11492 Goodwin Road Westphalia, MI 48894	Option Agreement
Shelton, Franklin 1052 W. Vera Lane Tempe, AZ 85284	Employment Agreement
SilkRoad Technology, Inc. 111 N. Chestnut St. Suite 200 Winston-Salem, NC 27101	Services Agreement relating to Employee Recruitment and Onboarding
Sjoquist, Jonah 618 Walnut Brighton, MI 48116	Option Agreement
Solutionary 9420 Underwood Avenue, 3rd Floor Omaha, NE 68114	Managed Security Services
Spring Street Ventures, LLC Attn: Steven P. Elliott Arshot Investment Corporation 21 E. State Street, Suite 350 Columbus, OH 43215	Lease Agreement dated 3/3/2008 for 530 W. Spring Street, Columbus, OH. Lease was assigned to CDBL VIII on 4/1/2009 but Debtor was not released.
Stanaland, Matthew 2403 Winding Way Valdosta, GA 31602	Employment Agreement
Standard Register 600 Albany Street Dayton, OH 45417	Statement Processing
Star Financial 1100 Carr Road Wilmington, DE 19809	Processing Agreements
Sterling Infosystems 249 West 17th Street, Floor 6 New York, NY 10011	Services Agreement relating to Employee Recruitment and Background Screening
Sterne Agee 800 Shades Creek Parkway, Suite 775 Birmingham, AL 35209	Financial Services Agreement
Summit Bank of Kansas City 1650 NE Grand Street, Suite 100 Lee's Summit, MO 64086	Management Services Agreement
Sunrise Bank fka Bank of Valdosta 600 W Peachtree St NW, Suite 300 Atlanta, GA 30308	Management Services Agreement
Sunrise Bank of Albuquerque 219 Central Avenue NW Albuquerque, NM 87102	Management Services Agreement
Sunrise Bank of Arizona 2777 E. Camelback Road, Suite 100 Phoenix, AZ 85016	Sublease Agreement, Sublessor is Debtor
Sunrise Bank of Arizona fka Camelback Community Bank 2777 E. Camelback Rd, Suite 100 Phoenix, AZ 85016	Management Services Agreement
Surline, Todd 3691 Powderhorn Okemos,MI 48864	Employment Agreement Option Agreement
Swan, Stephanie 4373 W. Colony Road St. Johns, MI 48879	Option Agreement
Techiflex 931 N. Walnut PO Box 580 Republic, MO 65738	Maintenance Order
Technology Management 766 N. State Road 434 Altamonte, FL 32714	Order Agreement - License
Texan Bank fka Bank of Fort Bend 12946 Dairy Ashford Rd, Suite 100 Sugar Land, TX 77478	Service Level Agreement
The Edward W. Griffith II Family Trust 713 Calle Monserrat San Clemente, CA 92672	Lease Guaranty for Sunrise Bank of Albuquerque, Otono Plaza, Lot 2, Bldg B, 4904 Alameda Blvd NE, Albuquerque, NM
The Judson Group 1 Ionia Avenue SW Suite 300 Grand Rapids, MI 49503	Services Agreement relating to Employee Recruitment
Thomas, Bruce 11344 Wilson Street Dewitt, MI 48820	Employment Agreement Option Agreement Executive Supplemental Income Agreement
Thompson, Rhonda 400 South Circle Williamston, MI 48895	Restricted Stock Agreement
Trans-West Network 5202 South 39th Street Phoenix, AZ 85040	Maintenance on Phone System Telephone service provider 2777 E. Camelback
Turpie, Charles 4601 E. Sunrise Drive Phoenix, AZ 85044	Option Agreement
Ultra Level 45 E. Milwaukee Street Detroit, MI 48202	Master Consulting Services Agreement
Unisys 801 Lakeview Drive, Suite 100 Blue Bell, PA 19422	Master Agreement; Warranty and User Software
UPS 55 Glenlake Parkway, NE Atlanta, GA 30328	Carrier Agreement
USNY Bank 389 Hamilton Street Geneva, NY 14456	Service Level Agreement
Vantage South Bank fka Community Bank of Rowan 708 S. Church Street Burlington, NC 27215	Service Level Agreement
Veritex Community Bank fka Bank of Las Colinas 10000 N. Central Expressway Suite 1325 Dallas, TX 75231	Service Level Agreement
Verizon One Towne Square, Suite 900 Southfield, MI 48076	Wireless Telephone Contract; National Account Agreement
Viar, Richard 1000 NW Silverthorn Lee's Summit, MO 64081	Employment Agreement
VSP 3333 Quality Dr Rancho Cordova, CA 95670	Service Agreement relating to Employee Benefits
Wageworks 1100 Park Place, 4th Floor San Mateo, CA 94403	Service Agreement relating to Employee Benefits
Walker, Marie PO Box 26155 Lansing, MI 48909	Option Agreement Executive Supplemental Income Agreement
Wells Fargo 150 South 5th Street Minneapolis, MN 55479	Payment Authorization; Processing / Service Support Agreement
Zaitzeff, Michael 551 Lorimer St., Unit 2 Brooklyn, NY 11211	Employment Agreement
Zazula, Leonard 4367 S. Kimberlee Dr. Chandler, AZ 85249	Option Agreement Executive Supplemental Income Agreement
Zscaler 110 Baytech Drive, Suite 100 San Jose, CA 95134	Internet Filtering Services

EXHIBIT B-3
To
EXHIBIT B
 PRESERVED CAUSES OF ACTION

B6G (Official Form 6G) (12/07)
In re:	Capitol Bancorp Ltd.	, Case No.

Debtor                                                                                                              (If known)
SCHEDULE H - CODEBTORS
 Check this box if debtor has no codebtors.
NAME AND ADDRESS OF CODEBTOR	NAME AND ADDRESS OF CREDITOR
Capitol Capital, LLC 200 N. Washington Square Lansing, MI 48933	Canal Air, LLC General Electric Capital Corp 10 Riverview Drive Danbury, CT 06810
Amera Mortgage Corporation 1050 Corporate Office Dr, Suite 200 Milford, MI 48381	Comerica Bank 500 Woodward Avenue Detroit, MI 48226

EXHIBIT B-4
To
EXHIBIT B
 PRESERVED CAUSES OF ACTION

B6G (Official Form 6G) (12/07)
In re:	Capitol Bancorp Ltd.	, Case No.

Debtor                                                                                                              (If known)
SCHEDULE G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES
 Check this box if debtor has no executory contracts or unexpired leases.
NAME AND MAILING ADDRESS, INCLUDING ZIP CODE, OF OTHER PARTIES TO LEASE OR CONTRACT.	DESCRIPTION OF CONTRACT OR LEASE AND NATURE OF DEBTOR'S INTEREST, STATE WHETHER LEASE IS FOR NONRESIDENTIAL REAL PROPERTY. STATE CONTRACT NUMBER OF ANY GOVERNMENT CONTRACT.
Michigan Commerce Bancorp 200 N. Washington Square Lansing, MI 48933	Federal Income and State Tax Agreement

EXHIBIT C

WIND DOWN BUDGET

Capitol Bancorp Limited
Estimated Sources and Uses
Six Month Budget

Sources

Cash estimate	893,000
Proceeds CNB/Maumee	217,000
January Management Fees	360,000
Transition Services (6 months)	300,000

Total estimated sources	1,760,000

USES

Accrued and unpaid Vacation time for continuing	149,287
Salary + Benefits (8 months)	739,000
Occupancy and other (6 months)	300,000
Audit fees and professional fees	28,575
Severance for continued employees	283,138
Staffing for Committee information request

Total estimated uses	1,500,000

14144752.5